SSGA ACTIVE TRUST (THE “TRUST”)

STATEMENT OF ADDITIONAL INFORMATION

Dated October 31, 2019

This Statement of Additional Information (the “SAI”) is not a prospectus. With respect to the Trust’s series listed below, this SAI should be read in conjunction with the prospectus dated October 31, 2019, as may be revised from time to time (the “Prospectus”).

FUND	TICKER
SPDR® Blackstone / GSO Senior Loan ETF	SRLN

Principal U.S. Listing Exchange: NYSE Arca, Inc.

Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. Copies of the Prospectus and the Trust’s Annual Report to Shareholders dated June 30, 2019 may be obtained without charge by writing to State Street Global Advisors Funds Distributors, LLC, the Trust’s principal underwriter (referred to herein as “Distributor” or “Principal Underwriter”), One Iron Street, Boston, Massachusetts 02210, by visiting the Trust’s website at http://www.spdrs.com or by calling 1-866-787-2257. The Report of Independent Registered Public Accounting Firm, financial highlights and financial statements of the Fund included in the Trust’s Annual Report to Shareholders for the fiscal year ended June 30, 2019 are incorporated by reference into this SAI.

GENERAL DESCRIPTION OF THE TRUST

The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”), consisting of multiple investment series, including the SPDR Blackstone / GSO Senior Loan ETF (the “Fund”). The Trust was organized as a Massachusetts business trust on March 30, 2011. The offering of the Fund’s shares (“Shares”) is registered under the Securities Act of 1933, as amended (the “Securities Act”). SSGA Funds Management, Inc. serves as the investment adviser for the Fund (“SSGA FM” or the “Adviser”) and the Fund is sub-advised by GSO / Blackstone Debt Funds Management LLC (“GSO / Blackstone” or the “Sub-Adviser”). To the extent that a reference in this SAI refers to the “Adviser,” such reference should be read to refer to the Sub-Adviser where the context requires.

The Fund offers and issues Shares at their net asset value (sometimes referred to herein as “NAV”) only in aggregations of a specified number of Shares (each, a “Creation Unit”). The Fund generally offers and issues Shares either in exchange for (i) a basket of securities (“Deposit Securities”) together with the deposit of a specified cash payment (“Cash Component”) or (ii) a cash payment equal in value to the Deposit Securities (“Deposit Cash”) together with the Cash Component. The primary consideration accepted by the Fund (i.e., Deposit Securities or Deposit Cash) is set forth under “Purchase and Redemption of Creation Units” later in this SAI. The Trust reserves the right to permit or require the substitution of a “cash in lieu” amount to be added to the Cash Component to replace any Deposit Security and reserves the right to permit or require the substitution of Deposit Securities in lieu of Deposit Cash (subject to applicable legal requirements). The Shares have been approved for listing and secondary trading on a national securities exchange (the “Exchange”). The Shares will trade on the Exchange at market prices. These prices may differ from the Shares’ net asset values. The Shares are also redeemable only in Creation Unit aggregations, and generally in exchange either for (i) portfolio securities and a specified cash payment or (ii) cash (subject to applicable legal requirements). A Creation Unit of the Fund consists of 50,000 Shares.

Shares may be issued in advance of receipt of Deposit Securities subject to various conditions including a requirement to maintain on deposit with the Trust cash at least equal to a specified percentage of the market value of the missing Deposit Securities as set forth in the Participant Agreement (as defined below). See “Purchase and Redemption of Creation Units.” The Trust may impose a transaction fee for each creation or redemption. In all cases, such fees will be limited in accordance with the requirements of the U.S. Securities and Exchange Commission (the “SEC”) applicable to management investment companies offering redeemable securities. In addition to the fixed creation or redemption transaction fee, an additional transaction fee of up to three times the fixed creation or redemption transaction fee and/or an additional variable charge may apply.

INVESTMENT POLICIES

The Fund may directly, or indirectly through its investment in an exchange traded product (“ETP”), invest in any of the instruments or engage in any of the investment practices described below if such investment or activity is consistent with the Fund’s investment objective and permitted by the Fund’s stated investment policies.

The Fund may invest in the following types of investments, consistent with its investment strategies and objective. Please see the Fund’s Prospectus for additional information regarding its principal investment strategies.

DIVERSIFICATION STATUS

The Fund is classified as a “diversified” investment company under the 1940 Act. Under the 1940 Act, a diversified investment company, as to 75% of its total assets, may not purchase securities of any issuer (other than securities issued or guaranteed by the U.S. government, its agents or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer’s outstanding voting securities would be held by the investment company.

The Fund intends to maintain a level of diversification and otherwise conduct its operations so as to enable the Fund to qualify for treatment as a “regulated investment company” for purposes of the Internal Revenue Code of 1986, as amended (“Internal Revenue Code”), and to relieve the Fund of any liability for federal income tax to the extent that its earnings are distributed to shareholders. Compliance with the diversification requirements of the Internal Revenue Code may limit the investment flexibility of the Fund and may make it less likely that the Fund will meet its investment objectives.

ASSET-BACKED AND MORTGAGE-BACKED SECURITIES

Mortgage-backed securities, including Collateralized Mortgage Obligations (“CMOs”) and certain stripped mortgage-backed securities, represent a participation in, or are secured by, mortgage loans. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property and receivables from credit card agreements. The cash flow generated by the underlying assets is applied to make required payments on the securities and to pay related administrative expenses. The amount of residual cash flow resulting from a particular issue of asset-backed or mortgage-backed securities depends on, among other things, the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets. The Fund may invest in any such instruments or variations as may be developed, to the extent consistent with its investment objective and policies and applicable regulatory requirements. In general, the collateral supporting asset-backed securities is of a shorter maturity than mortgage loans and is likely to experience substantial prepayments.

Mortgage-backed securities have yield and maturity characteristics corresponding to the underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity, when the entire principal amount comes due, payments on certain mortgage-backed securities include both interest and a partial repayment of principal. Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing or foreclosure of the underlying mortgage loans. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in early payment of the applicable mortgage-backed securities. In that event, the Fund may be unable to invest the proceeds from the early payment of the mortgage-backed securities in an investment that provides as high a yield as the mortgage-backed securities. Consequently, early payment associated with mortgage-backed securities may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-backed securities. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-backed securities. If the life of a mortgage-backed security is inaccurately predicted, the Fund may not be able to realize the rate of return it expected.

Adjustable rate mortgage securities (“ARMs”), like traditional mortgage-backed securities, are interests in pools of mortgage loans that provide investors with payments consisting of both principal and interest as mortgage loans in the underlying mortgage pool are paid off by the borrowers. Unlike fixed-rate mortgage-backed securities, ARMs are collateralized by or represent interests in mortgage loans with variable rates of interest. These interest rates are reset at periodic intervals, usually by reference to an interest rate index or market interest rate. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of adjustable rate securities, these securities are still subject to changes in value based on, among other things, changes in market interest rates or changes in the issuer’s creditworthiness. Because the interest rates are reset only periodically, changes in the interest rate on ARMs may lag changes in prevailing market interest rates. Also, some ARMs (or the underlying mortgages) are subject to caps or floors that limit the maximum change in the interest rate during a specified period or over the life of the security. As a result, changes in the interest rate on an ARM may not fully reflect changes in prevailing market interest rates during certain periods.

The Fund may also invest in hybrid ARMs, whose underlying mortgages combine fixed-rate and adjustable rate features.

Mortgage-backed and asset-backed securities are less effective than other types of securities as a means of locking in attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. These prepayments would have to be reinvested at lower rates. The automatic interest rate adjustment feature of mortgages underlying ARMs likewise reduces the ability to lock-in attractive rates. As a result, mortgage-backed and asset-backed securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of the Fund.

At times, some mortgage-backed and asset-backed securities will have higher than market interest rates and therefore will be purchased at a premium above their par value. Prepayments may cause losses on securities purchased at a premium.

CMOs may be issued by a U.S. government agency or instrumentality or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. government or its agencies or instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. government, its agencies or instrumentalities or any other person or entity.

Prepayments could cause early retirement of CMOs. CMOs are designed to reduce the risk of prepayment for certain investors by issuing multiple classes of securities, each having different maturities, interest rates and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. Payment of interest or principal on some classes or series of CMOs may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities. Conversely, slower than anticipated prepayments can extend the effective maturities of CMOs, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing their volatility.

Prepayments could result in losses on stripped mortgage-backed securities. Stripped mortgage-backed securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage loans. The yield to maturity on an interest only or “IO” class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments may have a measurable adverse effect on the Fund’s yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, the Fund may fail to recoup fully its initial investment in these securities. Principal only or “POs” tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting the Fund’s ability to buy or sell those securities at any particular time.

Subprime mortgage loans, which typically are made to less creditworthy borrowers, have a higher risk of default than conventional mortgage loans. Therefore, mortgage-backed securities backed by subprime mortgage loans may suffer significantly greater declines in value due to defaults or the increased risk of default.

The risks associated with other asset-backed securities (including in particular the risks of issuer default and of early prepayment) are generally similar to those described above for CMOs. In addition, because asset-backed securities generally do not have the benefit of a security interest in the underlying asset that is comparable to a mortgage, asset-backed securities present certain additional risks that are not present with mortgage-backed securities. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited. For example, revolving credit receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give debtors the right to set-off certain amounts owed, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles, rather than by real property.

Asset-backed securities may be collateralized by the fees earned by service providers. The values of asset-backed securities may be substantially dependent on the servicing of the underlying asset and are therefore subject to risks associated with the negligence or malfeasance by their servicers and to the credit risk of their servicers. In certain circumstances, the mishandling of related documentation may also affect the rights of the security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the assets may result in added costs and delays in addition to losses associated with a decline in the value of the underlying assets.

Federal, state and local government officials and representatives as well as certain private parties have proposed actions to assist homeowners who own or occupy property subject to mortgages. Certain of those proposals involve actions that would affect the mortgages that underlie or relate to certain mortgage-related securities, including securities or other instruments which the Fund may hold or in which it may invest. Some of those proposals include, among other things, lowering or forgiving principal balances; forbearing, lowering or eliminating interest payments; or utilizing eminent domain powers to seize mortgages, potentially for below market compensation. The prospective or actual implementation of one or more of these proposals may significantly and adversely affect the value and liquidity of securities held by the Fund and could cause the Fund’s net asset value to decline, potentially significantly. Tremendous uncertainty remains in the market concerning the resolution of these issues; the range of proposals and the potential implications of any implemented solution is impossible to predict.

The Fund may invest in any level of the capital structure of an issuer of mortgage-backed or asset-backed securities, including the equity or “first loss” tranche. See “COLLATERALIZED DEBT OBLIGATIONS.”

Consistent with the Fund’s investment objective and policies, the Sub-Adviser may also cause the Fund to invest in other types of mortgage- and asset-backed securities offered currently or in the future, including certain yet-to-be-developed types of mortgage- and asset-backed securities which may be created as the market evolves.

BANK LOANS

Bank loans include floating rate loans and institutionally traded floating rate debt obligations issued by asset-backed pools and other issues, and interests therein. Bank loan interests may be acquired from U.S. or foreign commercial banks, insurance companies, finance companies or other financial institutions that have made loans or are members of a lending syndicate or from other holders of loan interests. Bank loans typically pay interest at rates which are re-determined periodically on the basis of a floating base lending rate (such as the London Inter-Bank Offered Rate (“LIBOR”)) plus a premium. Bank loans are typically of below investment grade quality. Bank loans generally (but not always) hold the most senior position in the capital structure of a borrower and are often secured with collateral.

The Fund may invest in both secured and unsecured bank loans. Holders’ claims under unsecured loans are subordinated to claims of creditors holding secured indebtedness and possibly other classes of creditors holding unsecured debt. Unsecured loans have a greater risk of default than secured loans, particularly during periods of deteriorating economic conditions. Also, since they do not afford the lender recourse to collateral, unsecured loans are subject to greater risk of nonpayment in the event of default than secured loans. Many such loans are relatively illiquid and may be difficult to value.

Some bank loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the bank loans to presently existing or future indebtedness of the borrower or take other action detrimental to the holders of the bank loans, including, in certain circumstances, invalidating such bank loans or causing interest previously paid to be refunded to the borrower. If interest were required to be refunded, it could negatively affect Fund performance.

Indebtedness of companies whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Some companies may never pay off their indebtedness or pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, the Fund bears a substantial risk of losing the entire amount invested.

Investments in bank loans through a direct assignment of the financial institution’s interest with respect to the bank loan may involve additional risks. For example, if a secured bank loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, the Fund could be held liable as a co-lender. When the Fund is a purchaser of an assignment, it succeeds to all the rights and obligations under the loan agreement of the assigning lender and becomes a lender under the loan agreement with the same rights and obligations as the assigning lender.

Bank loans may be structured to include both term loans, which are generally fully funded at the time of investment, and revolving credit facilities, which would require the Fund to make additional investments in the bank loans as required under the terms of the credit facility at the borrower’s demand.

A financial institution’s employment as agent bank may be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement would remain available to the holders of such indebtedness. However, if assets held by the agent bank for the benefit of the Fund were determined to be subject to the claims of the agent bank’s general creditors, the Fund may incur certain costs and delays in realizing payments on a bank loan or loan participation and could suffer a loss of principal and/or interest.

BONDS

A bond is an interest-bearing security issued by a company, governmental unit or, in some cases, a non-U.S. entity. The issuer of a bond has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond’s face value) periodically or on a specified maturity date; provided, however, a zero coupon bond pays no interest to its holder during its life. The value of a zero coupon bond to a fund consists of the difference between such bond’s face value at the time of maturity and the price for which it was acquired, which may be an amount significantly less than its face value (sometimes referred to as a “deep discount” price).

An issuer may have the right to redeem or “call” a bond before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. Most bonds bear interest income at a “coupon” rate that is fixed for the life of the bond. The value of a fixed rate bond usually rises when market interest rates fall, and falls when market interest rates rise. Accordingly, a fixed rate bond’s yield (income as a percent of the bond’s current value) may differ from its coupon rate as its value rises or falls. Fixed rate bonds generally are also subject to inflation risk, which is the risk that the value of the bond or income from the bond will be worth less in the future as inflation decreases the value of money. This could mean that, as inflation increases, the “real” value of the assets of a fund holding fixed rate bonds can decline, as can the value of the fund’s distributions. Other types of bonds bear income at an interest rate that is adjusted periodically. Because of their adjustable interest rates, the value of “floating-rate” or “variable-rate” bonds fluctuates much less in response to market interest rate movements than the value of fixed rate bonds. The Fund may treat some of these bonds as having a shorter maturity for purposes of calculating the weighted average maturity of its investment portfolio. Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation’s earnings and assets and, in the event of liquidation, are paid before subordinated obligations. Bonds may be unsecured (backed only by the issuer’s general creditworthiness) or secured (also backed by specified collateral).

In addition, the Fund may invest in corporate bonds. The investment return of corporate bonds reflects interest on the bond and changes in the market value of the bond. The market value of a corporate bond may be affected by the credit rating of the corporation, the corporation’s performance and perceptions of the corporation in the market place. There is a risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by such a security.

COLLATERALIZED DEBT OBLIGATIONS

Collateralized debt obligations (“CDOs”) are a type of asset-backed security and include, among other things, collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.

The cash flows from the CDO trust are generally split into two or more portions, called tranches, varying in risk and yield. Senior tranches are paid from the cash flows from the underlying assets before the junior tranches and equity or “first loss” tranches. Losses are first borne by the equity tranches, next by the junior tranches, and finally by the senior tranches. Senior tranches pay the lowest interest rates but are generally safer investments than more junior tranches because, should there be any default, senior tranches are typically paid first. The most junior tranches, such as equity tranches, would attract the highest interest rates but suffer the highest risk should the holder of an underlying loan default. If some loans default and the cash collected by the CDO is insufficient to pay all of its investors, those in the lowest, most junior tranches suffer losses first. Since it is partially protected from defaults, a senior tranche from a CDO trust typically has higher ratings and lower yields than the underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, more senior CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults and aversion to CDO securities as a class.

The risks of an investment in a CDO depend largely on the quality and type of the collateral and the tranche of the CDO in which the Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Fund as illiquid securities; however, an active dealer market, or other relevant measures of liquidity, may exist for CDOs allowing a CDO potentially to be deemed liquid by the Adviser or Sub-Adviser under liquidity policies approved by the Board of Trustees of the Trust (the “Board”). In addition to the risks associated with debt instruments (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the Fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS) AND MULTICLASS PASS-THROUGH SECURITIES

CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. CMOs may be collateralized by Government National Mortgage Association (“Ginnie Mae”), Federal National Mortgage Association (“Fannie Mae”), or Federal Home Loan Mortgage Corporation (“Freddie Mac”) certificates, but also may be collateralized by whole loans or private mortgage pass-through securities (such collateral is collectively hereinafter referred to as “Mortgage Assets”). Mortgage Assets may be collateralized by commercial or residential uses. Multiclass pass-through securities are equity interests in a trust composed of Mortgage Assets. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, may require the Fund to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by federal agencies, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. The issuer of a series of mortgage pass-through securities may elect to be treated as a Real Estate Mortgage Investment Conduit (“REMIC”). REMICs include governmental and/or private entities that issue a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities, but unlike CMOs, which are required to be structured as debt securities, REMICs may be structured as indirect ownership interests in the underlying assets of the REMICs themselves. Although CMOs and REMICs differ in certain respects, characteristics of CMOs described below apply in most cases to REMICs, as well.

In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a tranche, is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semiannual basis. Certain CMOs may have variable or floating interest rates and others may be stripped mortgage securities. For more information on stripped mortgage securities, see “STRIPPED MORTGAGE SECURITIES.”

The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO series in a number of different ways. Generally, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain a more predictable cash flow to certain of the individual tranches than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on other mortgage-backed securities. As part of the process of creating more predictable cash flows on most of the tranches in a series of CMOs, one or more tranches generally must be created that absorb most of the volatility in the cash flows on the underlying mortgage loans. The yields on these tranches are generally higher than prevailing market yields on mortgage-backed securities with similar maturities. As a result of the uncertainty of the cash flows of these tranches, the market prices of and yield on these tranches generally are more volatile. See “COLLATERALIZED DEBT OBLIGATIONS” for a discussion on investments in structured products with multiple tranches.

CMO RESIDUALS

CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing. The cash flow generated by the mortgage assets underlying a series of a CMO is applied first to make required payments of principal and interest on the securities or certificates issued by the CMO and second to pay the related administrative expenses and any management fee of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the pre-payment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to pre-payments on the related underlying mortgage assets. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances the Fund may fail to recoup fully its initial investment in a CMO residual. CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not have been registered under the Securities Act. CMO residuals, whether or not registered under the Securities Act, may be subject to certain restrictions on transferability, and may be deemed “illiquid.”

COMMERCIAL PAPER

Commercial paper consists of short-term, promissory notes issued by banks, corporations and other entities to finance short-term credit needs. These securities generally are discounted but sometimes may be interest bearing.

COMMON STOCK

Risks inherent in investing in equity securities include the risk that the financial condition of issuers may become impaired or that the general condition of the stock market may deteriorate (either of which may cause a decrease in the value of the Fund’s securities and therefore a decrease in the value of its Fund Shares). Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence and perceptions change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction; and global or regional political, economic or banking crises.

CONCENTRATION

The Fund does not intend to concentrate its investments in any particular industry. The Fund looks to Standard & Poor’s (“S&P”) Industry Classifications in making industry determinations. The Trust’s general policy is to exclude securities of the U.S. government and its agencies or instrumentalities when measuring industry concentration.

CONVERTIBLE SECURITIES

Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by the Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at a price above their “conversion value,” which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

COVENANT-LITE LOANS

The Fund may invest in loans that do not have certain maintenance covenants related to financial ratios, which are often referred to as “covenant-lite” loans. Currently, approximately 80% of outstanding senior secured loans in the market are covenant-lite loans, and therefore such loans are widely held by loan market participants, including the Fund. Other important collateral protections will continue to exist in most loan credit agreements with respect to covenant-lite loans, including (i) limitations on restricted payments, (ii) limitations on investments, (iii) limitations on additional debt and liens, and (iv) limitations on asset sales. While the Sub-Adviser will seek loans that provide attractive credit protection, the Fund is not limited in the amount of loans it may hold that are covenant-lite.

EXCHANGE-TRADED PRODUCTS

ETPs include exchange traded funds (“ETFs”) registered under the 1940 Act; exchange traded commodity trusts; and exchange traded notes (“ETNs”). The Adviser may receive management or other fees from the ETPs (“Affiliated ETPs”) in which the Fund may invest, as well as a management fee for managing the Fund. It is possible that a conflict of interest among the Fund and Affiliated ETPs could affect how the Adviser fulfills its fiduciary duties to the Fund and the Affiliated ETPs. Because the amount of the investment management fees to be retained by the Adviser may differ depending upon the Affiliated ETPs in which the Fund invests, there is a conflict of interest for the Adviser in selecting the Affiliated ETP. In addition, the Adviser may have an incentive to take into account the effect on an Affiliated ETP in which the Fund may invest in determining whether, and under what circumstances, to purchase or sell shares in that Affiliated ETP. Although the Adviser takes steps to address the conflicts of interest, it is possible that the conflicts could impact the Fund.

The Fund may invest in new ETPs or ETPs that have not yet established a deep trading market at the time of investment. Shares of such ETPs may experience limited trading volume and less liquidity, in which case the “spread” (the difference between bid price and ask price) may be higher.

EXCHANGE-TRADED FUNDS

The Fund may invest in other ETFs (including ETFs managed by the Adviser). ETFs may be structured as investment companies that are registered under the 1940 Act, typically as open-end funds or unit investment trusts. These ETFs are generally based on specific domestic and foreign market securities indices. An “index-based ETF” seeks to provide investment results that match the performance of an index by holding in its portfolio either the contents of the index or a representative sample of the securities in the index. An “actively-managed ETF” invests in securities based on an adviser’s investment strategy. An “enhanced ETF” seeks to provide investment results that match a positive or negative multiple of the performance of an underlying index. In seeking to provide such results, an ETF and, in particular, an enhanced ETF, may engage in short sales of securities included in the underlying index and may invest in derivatives instruments, such as equity index swaps, futures contracts, and options on securities, futures contracts, and stock indices. Alternatively, ETFs may be structured as grantor trusts or other forms of pooled investment vehicles that are not registered or regulated under the 1940 Act. These ETFs typically hold commodities, precious metals, currency or other non-securities investments. ETFs, like mutual funds, have expenses associated with their operation, such as advisory and custody fees. When a fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, including the brokerage costs associated with the purchase and sale of shares of the ETF, the fund will bear a pro rata portion of the ETF’s expenses. In addition, it may be more costly to own an ETF than to directly own the securities or other investments held by the ETF because of ETF expenses. The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities or other investments held by the ETF, although lack of liquidity in the market for the shares of an ETF could result in the ETF’s value being more volatile than the underlying securities or other investments.

EXCHANGE-TRADED NOTES

ETNs are debt obligations of investment banks which are traded on exchanges and the returns of which are linked to the performance of market indexes. In addition to trading ETNs on exchanges, investors may redeem ETNs directly with the issuer on a weekly basis, typically in a minimum amount of 50,000 units, or hold the ETNs until maturity. ETNs may be riskier than ordinary debt securities and may have no principal protection. A fund’s investment in an ETN may be influenced by many unpredictable factors, including highly volatile commodities prices, changes in supply and demand relationships, weather, agriculture, trade, changes in interest rates, and monetary and other governmental policies, action and inaction. Investing in ETNs is not equivalent to investing directly in index components or the relevant index itself. Because ETNs are debt securities, they possess credit risk; if the issuer has financial difficulties or goes bankrupt, the investor may not receive the return it was promised.

GOVERNMENT MORTGAGE PASS-THROUGH SECURITIES

The Fund may invest in mortgage pass-through securities representing participation interests in pools of residential mortgage loans purchased from individual lenders by an agency, instrumentality or sponsored corporation of the United States government (“Federal Agency”) or originated by private lenders and guaranteed, to the extent provided in such securities, by a Federal Agency. Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semiannually) and principal payments at payments (not necessarily in fixed amounts) that are a pass-through of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans.

The government mortgage pass-through securities in which the Fund may invest include those issued or guaranteed by Ginnie Mae, Fannie Mae and Freddie Mac. Ginnie Mae certificates are direct obligations of the U.S. government and, as such, are backed by the full faith and credit of the United States. Fannie Mae is a federally chartered, privately owned corporation and Freddie Mac is a corporate instrumentality of the United States. Fannie Mae and Freddie Mac certificates are not backed by the full faith and credit of the United States but the issuing agency or instrumentality has the right to borrow, to meet its obligations, from an existing line of credit with the U.S. Treasury. The U.S. Treasury has no legal obligation to provide such line of credit and may choose not to do so.

Certificates for these types of mortgage-backed securities evidence an interest in a specific pool of mortgages. These certificates are, in most cases, modified pass-through instruments, wherein the issuing agency guarantees the payment of principal and interest on mortgages underlying the certificates, whether or not such amounts are collected by the issuer on the underlying mortgages.

The Housing and Economic Recovery Act of 2008 (“HERA”) authorized the Secretary of the Treasury to support Fannie Mae, Freddie Mac, and the Federal Home Loan Banks (“FHLBs”) (collectively, the “GSEs”) by purchasing obligations and other securities from those government-sponsored enterprises. HERA gave the Secretary of the Treasury broad authority to determine the conditions and amounts of such purchases.

On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed Fannie Mae and Freddie Mac into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of Fannie Mae and Freddie Mac and of any stockholder, officer or director of Fannie Mae and Freddie Mac with respect to Fannie Mae and Freddie Mac and the assets of Fannie Mae and Freddie Mac. FHFA selected a new chief executive officer and chairman of the board of directors for Fannie Mae and Freddie Mac.

In September 2008, the U.S. Treasury announced a federal takeover of Fannie Mae and Freddie Mac, placing the two federal instrumentalities in conservatorship. Under the terms of the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality. Under these Senior Preferred Stock Purchase Agreements (“SPAs”), the U.S. Treasury has pledged to provide a limited amount of capital per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event their liabilities exceed their assets. In May 2009, the U.S. Treasury increased its maximum commitment to each instrumentality under the SPAs from $100 billion to $200 billion per instrumentality. In December 2009, the U.S. Treasury amended the SPAs to provide Fannie Mae and Freddie Mac with some additional flexibility to meet the requirement to reduce their mortgage portfolios. Also in December 2009, the U.S. Treasury further amended the SPAs to allow the cap on the U.S. Treasury’s funding commitment to increase as necessary to accommodate any cumulative reduction in Fannie Mae’s and Freddie Mac’s net worth through the end of 2012. On August 17, 2012, the U.S. Treasury announced that it was again amending the SPAs to terminate the requirement that Fannie Mae and Freddie Mac each pay a 10% dividend annually on all amounts received under the funding commitment. Instead, the companies were required to transfer to the U.S. Treasury on a quarterly basis all profits earned during a quarter that exceeded a capital reserve amount. The capital reserve amount was $3 billion in 2013, and decreased by $600 million in each subsequent year through 2017.

On December 21, 2017, the U.S. Treasury announced amendments to the SPAs to reinstate the $3 billion capital reserve amount. On September 30, 2019, the U.S. Treasury announced amendments to the SPAs permitting Fannie Mae and Freddie Mac to maintain capital reserves of $25 billion and $20 billion, respectively. Fannie Mae and Freddie Mac are the subject of several continuing class action lawsuits and investigations by federal regulators over certain accounting, disclosure or corporate governance matters, which (along with any resulting financial restatements) may adversely affect the guaranteeing entities. Importantly, the future of the entities is in serious question as the U.S. government reportedly is considering multiple options, ranging from nationalization, privatization, consolidation, or abolishment of the entities.

Under the Federal Housing Finance Regulatory Reform Act of 2008 (the “Reform Act”), which was included as part of Housing and Economic Recovery Act of 2008, FHFA, as conservator or receiver, has the power to repudiate any contract entered into by Fannie Mae or Freddie Mac prior to FHFA’s appointment as conservator or receiver, as applicable, if FHFA determines, in its sole discretion, that performance of the contract is burdensome and that repudiation of the contract promotes the orderly administration of Fannie Mae’s or Freddie Mac’s affairs. The Reform Act requires FHFA to exercise its right to repudiate any contract within a reasonable period of time after its appointment as conservator or receiver.

FHFA, in its capacity as conservator, has indicated that it has no intention to repudiate the guaranty obligations of Fannie Mae or Freddie Mac because FHFA views repudiation as incompatible with the goals of the conservatorship. However, in the event that FHFA, as conservator or if it is later appointed as receiver for Fannie Mae or Freddie Mac, were to repudiate any such guaranty obligation, the conservatorship or receivership estate, as applicable, would be liable for actual direct compensatory damages in accordance with the provisions of the Reform Act. Any such liability could be satisfied only to the extent of Fannie Mae’s or Freddie Mac’s available assets. The future financial performance of Fannie Mae and Freddie Mac is heavily dependent on the performance of the U.S. housing market.

In the event of repudiation, the payments of interest to holders of Fannie Mae, or Freddie Mac mortgage-backed securities would be reduced if payments on the mortgage loans represented in the mortgage loan groups related to such mortgage-backed securities are not made by the borrowers or advanced by the servicer. Any actual direct compensatory damages for repudiating these guaranty obligations may not be sufficient to offset any shortfalls experienced by such mortgage-backed security holders.

Further, in its capacity as conservator or receiver, FHFA has the right to transfer or sell any asset or liability of Fannie Mae or Freddie Mac without any approval, assignment or consent. Although FHFA has stated that it has no present intention to do so, if FHFA, as conservator or receiver, were to transfer any such guaranty obligation to another party, holders of Fannie Mae or Freddie Mac mortgage-backed securities would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party.

In addition, certain rights provided to holders of mortgage-backed securities issued by Fannie Mae and Freddie Mac under the operative documents related to such securities may not be enforced against FHFA, or enforcement of such rights may be delayed, during the conservatorship or any future receivership. The operative documents for Fannie Mae and Freddie Mac mortgage-backed securities may provide (or with respect to securities issued prior to the date of the appointment of the conservator may have provided) that upon the occurrence of an event of default on the part of Fannie Mae or Freddie Mac, in its capacity as guarantor, which includes the appointment of a conservator or receiver, holders of such mortgage-backed securities have the right to replace Fannie Mae or Freddie Mac as trustee if the requisite percentage of mortgage-backed security holders consent. The Reform Act prevents mortgage-backed security holders from enforcing such rights if the event of default arises solely because a conservator or receiver has been appointed. The Reform Act also provides that no person may exercise any right or power to terminate, accelerate or declare an event of default under certain contracts to which Fannie Mae or Freddie Mac is a party, or obtain possession of or exercise control over any property of Fannie Mae or Freddie Mac, or affect any contractual rights of Fannie Mae or Freddie Mac, without the approval of FHFA, as conservator or receiver, for a period of 45 or 90 days following the appointment of FHFA as conservator or receiver, respectively.

HIGH YIELD SECURITIES

Investment in high yield securities generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and credit risk. These high yield securities are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Analysis of the creditworthiness of issuers of debt securities that are high yield may be more complex than for issuers of higher quality debt securities. In addition, high yield securities are often issued by smaller, less creditworthy companies or by highly leveraged (indebted) firms, but can also be issued by governments. Such issuers are generally less able than more financially stable issuers to make scheduled payments of interest and principal. The risks posed by securities issued under such circumstances are substantial.

Investing in high yield debt securities involves risks that are greater than the risks of investing in higher quality debt securities. These risks include: (i) changes in credit status, including weaker overall credit conditions of issuers and risks of default; (ii) industry, market and economic risk; and (iii) greater price variability and credit risks of certain high yield securities such as zero coupon and payment-in-kind securities. While these risks provide the opportunity for maximizing return over time, they may result in greater volatility of the value of the Fund than a fund that invests in higher-rated securities.

Furthermore, the value of high yield securities may be more susceptible to real or perceived adverse economic, company or industry conditions than is the case for higher quality securities. The market values of certain of these lower-rated and unrated debt securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities which react primarily to fluctuations in the general level of interest rates, and tend to be more sensitive to economic conditions than are higher-rated securities. Adverse market, credit or economic conditions could make it difficult at certain times to sell certain high yield securities held by the Fund.

The secondary market on which high yield securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading market could adversely affect the price at which the Fund could sell a high yield security, and could adversely affect the daily net asset value per share of the Fund. When secondary markets for high yield securities are less liquid than the market for higher grade securities, it may be more difficult to value the securities because there is less reliable, objective data available.

The use of credit ratings as a principal method of selecting high yield securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield securities. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated.

ILLIQUID SECURITIES

The Fund may invest in illiquid securities. The Fund may not acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid securities. An illiquid security means any security that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If illiquid securities exceed 15% of the Fund’s net assets, certain remedial actions will be taken as required by Rule 22e-4 under the 1940 Act and the Fund’s policies and procedures.

INFLATION-PROTECTED OBLIGATIONS

The Fund may invest in inflation-protected public obligations, commonly known as “TIPS,” of the U.S. Treasury, as well as TIPS of major governments and emerging market countries, excluding the United States. TIPS are a type of security issued by a government that is designed to provide inflation protection to investors. TIPS are income-generating instruments whose interest and principal payments are adjusted for inflation—a sustained increase in prices that erodes the purchasing power of money. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, such as the Consumer Price Index. A fixed coupon rate is applied to the inflation-adjusted principal so that as inflation rises or falls, both the principal value and the interest payments will increase or decrease. This can provide investors with a hedge against inflation, as it helps preserve the purchasing power of an investment. Because of this inflation adjustment feature, inflation-protected bonds typically have lower yields than conventional fixed-rate bonds.

INVERSE FLOATERS

An inverse floater is a type of instrument that bears a floating or variable interest rate that moves in the opposite direction to interest rates generally or the interest rate on another security or index. Changes in interest rates generally, or the interest rate of the other security or index, inversely affect the interest rate paid on the inverse floater, with the result that the inverse floater’s price will be considerably more volatile than that of a fixed-rate bond. Brokers typically create inverse floaters by depositing an income-producing instrument, which may be a mortgage-backed security, in a trust. The trust in turn issues a variable rate security and inverse floaters. The returns on the inverse floaters may be leveraged, increasing substantially their volatility and interest rate sensitivity. The rate at which interest is paid by the trust on an inverse floater may vary by a magnitude that exceeds the magnitude of the change in a reference rate of interest (typically a short term interest rate), and the market prices of inverse floaters may as a result be highly sensitive to changes in interest rates and in prepayment rates on the underlying securities, and may decrease significantly when interest rates increase or prepayment rates change. The interest rate for the variable rate security is typically determined by an index or an auction process, while the inverse floater holder receives the balance of the income from the underlying income-producing instrument less an auction fee.

INVESTMENT COMPANIES

The Fund may invest in the securities of other investment companies, including affiliated funds, money market funds and closed-end funds, subject to applicable limitations under Section 12(d)(1) of the 1940 Act. Pursuant to Section 12(d)(1), a fund may invest in the securities of another investment company (the “acquired company”) provided that the fund, immediately after such purchase or acquisition, does not own in the aggregate: (i) more than 3% of the total outstanding voting stock of the acquired company; (ii) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the fund; (iii) securities issued by the acquired company and all other investment companies (other than Treasury stock of the fund) having an aggregate value in excess of 10% of the value of the total assets of the fund; or (iv) in the case of investment in a closed-end fund, more than 10% of the total outstanding voting stock of the acquired company. A fund may also invest in the securities of other investment companies if such securities are the only investment securities held by the fund, such as through a master-feeder arrangement. To the extent allowed by law, regulation, the Fund’s investment restrictions and the Trust’s exemptive relief, the Fund may invest its assets in securities of investment companies that are affiliated funds and/or money market funds in excess of the limits discussed above.

To the extent a fund invests in and, thus, is a shareholder of, another investment company, the fund’s shareholders will indirectly bear the fund’s proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the fund to the fund’s own investment adviser and the other expenses that the fund bears directly in connection with the fund’s own operations.

LENDING PORTFOLIO SECURITIES

The Fund may lend portfolio securities to certain creditworthy borrowers in U.S. and non-U.S. markets in an amount not to exceed 40% of the value of its net assets. The borrowers provide collateral that is marked to market daily in an amount at least equal to the current market value of the securities loaned. The Fund may terminate a loan at any time and obtain the securities loaned. The Fund receives the value of any interest or cash or non-cash distributions paid on the loaned securities. The Fund cannot vote proxies for securities on loan, but may recall loans to vote proxies if a material issue affecting the Fund’s economic interest in the investment is to be voted upon. Efforts to recall such securities promptly may be unsuccessful, especially for foreign securities or thinly traded securities, and may involve expenses to the Fund. Distributions received on loaned securities in lieu of dividend payments (i.e., substitute payments) would not be considered qualified dividend income.

With respect to loans that are collateralized by cash, the borrower will be entitled to receive a fee based on the amount of cash collateral. The Fund is compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, the Fund is compensated by a fee paid by the borrower equal to a percentage of the market value of the loaned securities. Any cash collateral may be reinvested in certain high quality short-term instruments either directly on behalf of the lending Fund or through one or more joint accounts or funds, which may include those managed by the Adviser. The Fund could lose money due to a decline in the value of collateral provided for loaned securities or any investments made with cash collateral. Certain non-cash collateral or investments made with cash collateral may have a greater risk of loss than other non-cash collateral or investments.

The Fund may pay a portion of the interest or fees earned from securities lending to a borrower as described above, and to one or more securities lending agents approved by the Board who administer the lending program for the Fund in accordance with guidelines approved by the Board. In such capacity, the lending agent provides the following services to the Fund in connection with the Fund’s securities lending activities: (i) locating borrowers among an approved list of prospective borrowers; (ii) causing the delivery of loaned securities from the Fund to borrowers; (iii) monitoring the value of loaned securities, the value of collateral received, and other lending parameters; (iv) seeking additional collateral, as necessary, from borrowers; (v) receiving and holding collateral from borrowers, and facilitating the investment and reinvestment of all or substantially all cash collateral in an investment vehicle designated by the Fund; (vi) returning collateral to borrowers; (vii) facilitating substitute dividend, interest, and other distribution payments to the Fund from borrowers; (viii) negotiating the terms of each loan of securities, including but not limited to the amount of any loan premium, and monitoring the terms of securities loan agreements with prospective borrowers for consistency with the requirements of the Fund’s Securities Lending Authorization Agreement; (ix) selecting securities, including amounts (percentages), to be loaned; (x) recordkeeping and accounting servicing; and (xi) arranging for return of loaned securities to the Fund in accordance with the terms of the Securities Lending Authorization Agreement. State Street Bank and Trust Company (“State Street”), an affiliate of the Trust, has been approved by the Board to serve as securities lending agent for the Fund and the Trust has entered into an agreement with State Street for such services. Among other matters, the Trust has agreed to indemnify State Street for certain liabilities. State Street has received an order of exemption from the SEC under Sections 17(a) and 12(d)(1) under the 1940 Act to serve as the lending agent for affiliated investment companies such as the Trust and to invest the cash collateral received from loan transactions to be invested in an affiliated cash collateral fund.

Securities lending involves exposure to certain risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process especially so in certain international markets such as Taiwan), “gap” risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and the fees the Fund has agreed to pay a borrower), risk of loss of collateral, credit, legal, counterparty and market risk. If a securities lending counterparty were to default, the Fund would be subject to the risk of a possible delay in receiving collateral or in recovering the loaned securities, or to a possible loss of rights in the collateral. In the event a borrower does not return the Fund’s securities as agreed, the Fund may experience losses if the proceeds received from liquidating the collateral do not at least equal the value of the loaned security at the time the collateral is liquidated, plus the transaction costs incurred in purchasing replacement securities. Although State Street has agreed to provide the Fund with indemnification in the event of a borrower default, the Fund is still exposed to the risk of losses in the event a borrower does not return the Fund’s securities as agreed. For example, delays in recovery of lent securities may cause the Fund to lose the opportunity to sell the securities at a desirable price.

LEVERAGING

While the Fund does not anticipate doing so, the Fund may borrow money in an amount greater than 5% of the value of its total assets. However, the Fund may not borrow money from a bank in an amount greater than 33 1/3% of the value of the Fund’s total assets. Borrowing for investment purposes is one form of leverage. Leveraging investments, by purchasing securities with borrowed money, is a speculative technique that increases investment risk, but also increases investment opportunity. Because substantially all of the Fund’s assets will fluctuate in value, whereas the interest obligations on borrowings may be fixed, the NAV of the Fund will increase more when the Fund’s portfolio assets increase in value and decrease more when the Fund’s portfolio assets decrease in value than would otherwise be the case. Moreover, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the returns on the borrowed funds.

MORTGAGE DOLLAR ROLLS

A mortgage dollar roll is a transaction in which a fund sells mortgage-related securities for immediate settlement and simultaneously purchases the same type of securities for forward settlement at a discount. While a fund begins accruing interest on the newly purchased securities from the purchase or trade date, it is able to invest the proceeds from the sale of its previously owned securities, which will be used to pay for the new securities. The use of mortgage dollar rolls is a speculative technique involving leverage, and can have an economic effect similar to borrowing money for investment purposes.

MORTGAGE PASS-THROUGH SECURITIES

The Fund may invest in U.S. agency mortgage pass-through securities. The term “U.S. agency mortgage pass-through security” refers to a category of pass-through securities backed by pools of mortgages and issued by one of several U.S. government-sponsored enterprises: the Ginnie Mae, Fannie Mae or Freddie Mac. In the basic mortgage pass-through structure, mortgages with similar issuer, term and coupon characteristics are collected and aggregated into a “pool” consisting of multiple mortgage loans. The pool is assigned a CUSIP number and undivided interests in the pool are traded and sold as pass-through securities. The holder of the security is entitled to a pro rata share of principal and interest payments (including unscheduled prepayments) from the pool of mortgage loans.

An investment in a specific pool of pass-through securities requires an analysis of the specific prepayment risk of mortgages within the covered pool (since mortgagors typically have the option to prepay their loans). The level of prepayments on a pool of mortgage securities is difficult to predict and can impact the subsequent cash flows and value of the mortgage pool. In addition, when trading specific mortgage pools, precise execution, delivery and settlement arrangements must be negotiated for each transaction. These factors combine to make trading in mortgage pools somewhat cumbersome.

For the foregoing and other reasons, the Fund seeks to obtain exposure to U.S. agency mortgage pass-through securities primarily through the use of “to-be-announced” or “TBA transactions.” “TBA” refers to a commonly used mechanism for the forward settlement of U.S. agency mortgage pass-through securities, and not to a separate type of mortgage-backed security. Most transactions in mortgage pass-through securities occur through the use of TBA transactions. TBA transactions generally are conducted in accordance with widely-accepted guidelines which establish commonly observed terms and conditions for execution, settlement and delivery. In a TBA transaction, the buyer and seller decide on general trade parameters, such as agency, settlement date, par amount, and price. The actual pools delivered generally are determined two days prior to settlement date. The Fund may use TBA transactions in several ways. For example, the Fund may enter into TBA agreements and “roll over” such agreements prior to the settlement date stipulated in such agreements. This type of TBA transaction is sometimes known as a “TBA roll.” In a TBA roll, the Fund generally will sell the obligation to purchase the pools stipulated in the TBA agreement prior to the stipulated settlement date and will enter into a new TBA agreement for future delivery of pools of mortgage pass-through securities. In addition, the Fund may enter into TBA agreements and settle such transactions on the stipulated settlement date by accepting actual receipt or delivery of the pools of mortgage pass-through securities stipulated in the TBA agreement.

Default by or bankruptcy of a counterparty to a TBA transaction would expose the Fund to possible loss because of adverse market action, expenses or delays in connection with the purchase or sale of the pools of mortgage pass-through securities specified in the TBA transaction. To minimize this risk, the Fund will enter into TBA transactions only with established counterparties (such as major broker-dealers) and the Adviser will monitor the creditworthiness of such counterparties. In addition, the Fund may accept assignments of TBA transactions from Authorized Participants (as defined below) from time to time. The Fund’s use of TBA rolls may cause the Fund to experience higher portfolio turnover, higher transaction costs and to pay higher capital gain distributions to shareholders (which may be taxable) than other funds.

The Fund intends to invest cash pending settlement of any TBA transactions in money market instruments, repurchase agreements, commercial paper (including asset-backed commercial paper) or other high-quality, liquid short-term instruments, which may include money market funds affiliated with the Adviser.

MUNICIPAL SECURITIES

General. Municipal securities are securities issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. Shareholders should note that, although interest paid on municipal securities is generally exempt from regular federal income tax, the Fund does not anticipate holding municipal securities in sufficient quantities to enable the Fund to qualify to pay exempt-interest dividends. As a result, distributions by the Fund to shareholders are expected to be treated for federal income tax purposes as ordinary dividends without regard to the character in the hands of the Fund of any interest that it receives on municipal securities.

Municipal securities share the attributes of debt/fixed income securities in general, but are generally issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. The municipal securities which the Fund may purchase include general obligation bonds and limited obligation bonds (or revenue bonds), including industrial development bonds issued pursuant to former federal tax law. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer’s general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Tax-exempt industrial development bonds generally are also revenue bonds and thus are not payable from the issuer’s general revenues. The credit and quality of industrial development bonds are usually related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds is the responsibility of the corporate user (and/or any guarantor).

Some longer-term municipal securities give the investor the right to “put” or sell the security at par (face value) within a specified number of days following the investor’s request—usually one to seven days. This demand feature enhances a security’s liquidity by shortening its effective maturity and enables it to trade at a price equal to or very close to par. If a demand feature terminates prior to being exercised, the Fund would hold the longer-term security, which could experience substantially more volatility.

The market for municipal bonds may be less liquid than for taxable bonds. This means that it may be harder to buy and sell municipal securities, especially on short notice, than non-municipal securities. There may also be less information available on the financial condition of issuers of municipal securities than for public corporations. This means that it may be harder to buy and sell municipal securities, especially on short notice, and municipal securities may be more difficult for the Fund to value accurately than securities of public corporations. If the Fund invests in municipal securities, the Fund’s portfolio may have greater exposure to liquidity risk than a fund that only invests in non-municipal securities. In addition, the municipal securities market is generally characterized as a buy and hold investment strategy. As a result, the accessibility of municipal securities in the market is generally greater closer to the original date of issue of the securities and lessens as the securities move further away from such issuance date.

Municipal securities are subject to credit and market risk. Generally, prices of higher quality issues tend to fluctuate more with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues.

Prices and yields on municipal securities are dependent on a variety of factors, including general money-market conditions, the financial condition of the issuer, general conditions of the municipal security market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time. Information about the financial condition of an issuer of municipal securities may not be as extensive as that which is made available by corporations whose securities are publicly traded. As a result, municipal securities may be more difficult to value than securities of public corporations.

Obligations of issuers of municipal securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. In addition, municipal securities are subject to the risk that their tax treatment could be changed by Congress or state legislatures, thereby affecting the value of outstanding municipal securities. There is also the possibility that as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their municipal securities may be materially affected or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for municipal securities or certain segments thereof, or of materially affecting the credit risk with respect to particular bonds. Adverse economic, business, legal or political developments might affect all or a substantial portion of the Fund’s municipal securities in the same manner.

Municipal Leases and Certificates of Participation. Also included within the general category of municipal securities are municipal leases, certificates of participation in such lease obligations or installment purchase contract obligations (hereinafter collectively called “Municipal Lease Obligations”) of municipal authorities or entities. Although a Municipal Lease Obligation does not constitute a general obligation of the municipality for which the municipality’s taxing power is pledged, a Municipal Lease Obligation is ordinarily backed by the municipality’s covenant to budget for, appropriate and make the payments due under the Municipal Lease

Obligation. However, certain Municipal Lease Obligations contain “non-appropriation” clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In the case of a “non-appropriation” lease, the Fund’s ability to recover under the lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property, without recourse to the general credit of the lessee, and disposition or releasing of the property might prove difficult.

Municipal Insurance. A municipal security may be covered by insurance that guarantees the bond’s scheduled payment of interest and repayment of principal. This type of insurance may be obtained by either (i) the issuer at the time the bond is issued (primary market insurance), or (ii) another party after the bond has been issued (secondary market insurance).

Both primary and secondary market insurance guarantee timely and scheduled repayment of all principal and payment of all interest on a municipal security in the event of default by the issuer, and cover a municipal security to its maturity, enhancing its credit quality and value.

Municipal security insurance does not insure against market fluctuations or fluctuations in the Fund’s share price. In addition, a municipal security insurance policy will not cover: (i) repayment of a municipal security before maturity (redemption), (ii) prepayment or payment of an acceleration premium (except for a mandatory sinking fund redemption) or any other provision of a bond indenture that advances the maturity of the bond, or (iii) nonpayment of principal or interest caused by negligence or bankruptcy of the paying agent. A mandatory sinking fund redemption may be a provision of a municipal security issue whereby part of the municipal security issue may be retired before maturity.

Because a significant portion of the municipal securities issued and outstanding is insured by a small number of insurance companies, an event involving one or more of these insurance companies could have a significant adverse effect on the value of the securities insured by that insurance company and on the municipal markets as a whole.

Municipal Market Disruption Risk. The value of municipal securities may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of municipal securities or the rights of municipal securities holders in the event of a bankruptcy. Proposals to restrict or eliminate the federal income tax exemption for interest on municipal securities are introduced before Congress from time to time. Proposals also may be introduced before state legislatures that would affect the state tax treatment of a municipal fund’s distributions. If such proposals were enacted, the availability of municipal securities and the value of any municipal securities held by the Fund would be affected. Municipal bankruptcies are relatively rare, and certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear and remain untested. Further, the application of state law to municipal issuers could produce varying results among the states or among municipal securities issuers within a state. These legal uncertainties could affect the municipal securities market generally, certain specific segments of the market, or the relative credit quality of particular securities. Any of these effects could have a significant impact on the prices of some or all of the municipal securities held by the Fund.

OTHER SHORT-TERM INSTRUMENTS

The Fund may invest in short-term instruments, including money market instruments, (including money market funds advised by the Adviser), cash and cash equivalents, on an ongoing basis to provide liquidity or for other reasons. Money market instruments are generally short-term investments that may include but are not limited to: (i) shares of money market funds (including those advised by the Adviser); (ii) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (including government-

sponsored enterprises); (iii) negotiable certificates of deposit (“CDs”), bankers’ acceptances, fixed time deposits and other obligations of U.S. and foreign banks (including foreign branches) and similar institutions; (iv) commercial paper rated at the date of purchase “Prime-1” by Moody’s Investors Service (“Moody’s”) or “A-1” by S&P, or if unrated, of comparable quality as determined by the Adviser; (v) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than 397 days and that present minimal credit risks; and (vi) short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that, in the opinion of the Adviser, are of comparable quality to obligations of U.S. banks which may be purchased by the Fund. Any of these instruments may be purchased on a current or a forward-settled basis. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions. Money market instruments also include shares of money market funds. The SEC and other government agencies continue to review the regulation of money market funds. The SEC has adopted changes to the rules that govern money market funds, and compliance with many of these amendments was required in October 2016. Legislative developments may also affect money market funds. These changes and developments may affect the investment strategies, performance, yield, operating expenses and continued viability of a money market fund.

PERPETUAL BONDS

Perpetual bonds offer a fixed return with no maturity date. Because they never mature, perpetual bonds can be more volatile than other types of bonds that have a maturity date and may have heightened sensitivity to changes in interest rates. An issuer of perpetual bonds is responsible for coupon payments in perpetuity but does not have to redeem the securities. Perpetual bonds may be callable after a set period of time. It is possible that one or more perpetual bonds in which the Fund invests will be characterized as equity rather than debt for U.S. federal income tax purposes. Where such perpetual bonds are issued by non-U.S. issuers, they may be treated in turn as equity securities of a “passive foreign investment company.”

PREFERRED SECURITIES

Preferred securities pay fixed or adjustable rate dividends to investors, and have “preference” over common stock in the payment of dividends and the liquidation of a company’s assets. This means that a company must pay dividends on preferred stock before paying any dividends on its common stock. In order to be payable, distributions on preferred securities must be declared by the issuer’s board of directors. Income payments on typical preferred securities currently outstanding are cumulative, causing dividends and distributions to accrue even if not declared by the board of directors or otherwise made payable. There is no assurance that dividends or distributions on the preferred securities in which the Fund invests will be declared or otherwise made payable.

The market value of preferred securities may be affected by favorable and unfavorable changes impacting companies in the utilities and financial services sectors, which are prominent issuers of preferred securities, and by actual and anticipated changes in tax laws.

Because the claim on an issuer’s earnings represented by preferred securities may become onerous when interest rates fall below the rate payable on such securities, the issuer may redeem the securities. Thus, in declining interest rate environments in particular, the Fund’s holdings of higher rate-paying fixed rate preferred securities may be reduced and the Fund would be unable to acquire securities paying comparable rates with the redemption proceeds.

PRIVATE MORTGAGE PASS-THROUGH SECURITIES

Private mortgage pass-through securities are structured similarly to the Ginnie Mae, Fannie Mae and Freddie Mac mortgage pass-through securities and are issued by United States and foreign private issuers such as originators of and investors in mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. These securities usually are backed by a pool of conventional fixed rate or adjustable rate mortgage loans. Since private mortgage pass-through securities typically are not guaranteed by an entity having the credit status of Ginnie Mae, Fannie Mae and Freddie Mac, such securities generally are structured with one or more types of credit enhancement.

Mortgage Assets often consist of a pool of assets representing the obligations of a number of different parties. There are usually fewer properties in a pool of assets backing commercial mortgage-backed securities than in a pool of assets backing residential mortgage-backed securities hence they may be more sensitive to the performance of fewer Mortgage Assets. To lessen the effect of failures by obligors on underlying assets to make payments, those securities may contain elements of credit support, which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in a security.

RATINGS

An investment-grade rating means the security or issuer is rated investment-grade by Moody’s, S&P, Fitch, Inc., Dominion Bond Rating Service Limited, or another credit rating agency designated as a nationally recognized statistical rating organization by the SEC, or is unrated but considered to be of equivalent quality by the Adviser or Sub-Adviser.

Subsequent to purchase by the Fund, a rated security may cease to be rated or its investment grade rating may be reduced below an investment grade rating. Bonds rated lower than Baa3 by Moody’s or BBB- by S&P or Fitch are below investment grade quality and are obligations of issuers that are considered predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal according to the terms of the obligation and, therefore, carry greater investment risk, including the possibility of issuer default and bankruptcy and increased market price volatility. Such securities (“lower rated securities”) are commonly referred to as “junk bonds” and are subject to a substantial degree of credit risk. Lower rated securities are often issued by smaller, less creditworthy companies or by highly leveraged (indebted) firms, which are generally less able than more financially stable firms to make scheduled payments of interest and principal. The risks posed by securities issued under such circumstances are substantial. Bonds rated below investment grade tend to be less marketable than higher-quality bonds because the market for them is less broad. The market for unrated bonds is even narrower. See “HIGH YIELD SECURITIES” above for more information relating to the risks associated with investing in lower rated securities.

REPURCHASE AGREEMENTS

The Fund may invest in repurchase agreements with commercial banks, brokers or dealers to generate income from its excess cash balances and to invest securities lending cash collateral. A repurchase agreement is an agreement under which a fund acquires a financial instrument (e.g., a security issued by the U.S. government or an agency thereof, a banker’s acceptance or a certificate of deposit) from a seller, subject to resale to the seller at an agreed upon price and date (normally, the next Business Day – as defined below). A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by a fund and is unrelated to the interest rate on the underlying instrument.

In these repurchase agreement transactions, the securities acquired by a fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and are held by the Custodian until repurchased. No more than an aggregate of 15% of the Fund’s net assets will be invested in illiquid securities, including repurchase agreements having maturities longer than seven days and securities subject to legal or contractual restrictions on resale, or for which there are no readily available market quotations.

The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, a fund may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the U.S. Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by a fund not within the control of the fund and, therefore, the fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.

RESTRICTED SECURITIES

Restricted securities are securities that are not registered under the Securities Act, but which can be offered and sold to “qualified institutional buyers” under Rule 144A under the Securities Act. Institutional markets for restricted securities have developed as a result of the promulgation of Rule 144A under the Securities Act, which provides a “safe harbor” from Securities Act registration requirements for qualifying sales to institutional investors. When Rule 144A restricted securities present an attractive investment opportunity and meet other selection criteria, the Fund may make such investments whether or not such securities are “illiquid” depending on the market that exists for the particular security. The Board has delegated the responsibility for determining the liquidity of Rule 144A restricted securities that the Fund may invest in to the Adviser. In reaching liquidity decisions, the Adviser may consider the following factors: the frequency of trades and quotes for the security; the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; dealer undertakings to make a market in the security; and the nature of the security and the nature of the marketplace in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer).

REVERSE REPURCHASE AGREEMENTS

The Fund may enter into reverse repurchase agreements, which involve the sale of securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. The securities purchased with the funds obtained from the agreement and securities collateralizing the agreement will have maturity dates no later than the repayment date. Generally the effect of such transactions is that a fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases a fund is able to keep some of the interest income associated with those securities. Such transactions are only advantageous if a fund has an opportunity to earn a greater rate of interest on the cash derived from these transactions than the interest cost of obtaining the same amount of cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available and the Fund intends to use the reverse repurchase technique only when the Adviser believes it will be advantageous to the Fund. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of the Fund’s assets. The Fund’s exposure to reverse repurchase agreements will be covered by securities having a value equal to or greater than such commitments. Under the 1940 Act, reverse repurchase agreements are considered borrowings. Although there is no limit on the percentage of fund assets that can be used in connection with reverse repurchase agreements, the Fund does not expect to engage, under normal circumstances, in reverse repurchase agreements with respect to more than 33 1/3% of its total assets.

SENIOR LOANS

The Fund invests primarily in Senior Loans. Senior Loans consist generally of obligations of companies and other entities (collectively, “borrowers”) incurred for the purpose of reorganizing the assets and liabilities of a borrower; acquiring another company; taking over control of a company (leveraged buyout); temporary refinancing; or financing internal growth or other general business purposes. Senior Loans are often obligations of borrowers who have incurred a significant percentage of debt compared to their total assets and thus are highly leveraged. The Fund do not treat the banks originating or acting as agents for the lenders, or granting or acting as intermediary in participation interests, in loans held by the Fund as the issuers of such loans.

Senior Loans may be acquired by direct investment as a lender at the inception of the loan or by assignment of a portion of a loan previously made to a different lender or by purchase of a participation interest. If the Fund makes a direct investment in a Senior Loan as one of the lenders, it generally acquires the loan at or below par. This means the Fund receives a return at or above the full interest rate for the loan. If the Fund acquires its interest in Senior Loans in the secondary market or acquires a participation interest, the loans may be purchased or sold above, at, or below par, which can result in a yield that is below, equal to, or above the stated interest rate of the loan. At times, the Fund may be able to invest in Senior Loans only through assignments or participations.

When the Fund is a purchaser of an assignment, it succeeds to all the rights and obligations under the loan agreement of the assigning lender and becomes a lender under the loan agreement with the same rights and obligations as the assigning lender. These rights include the ability to vote along with the other lenders on such matters as enforcing the terms of the loan agreement (e.g., declaring defaults, initiating collection actions, etc.). Taking such actions typically requires at least a vote of the lenders holding a majority of the investment in the loan and may require a vote by lenders holding two-thirds or more of the investment in the loan. Because the Fund usually does not hold a majority of the investment in any loan, it will not be able by itself to control decisions that require a vote by the lenders.

The Fund may, but will not typically, invest in Senior Loans through participations. A participation interest represents a fractional interest in a loan held by the lender selling the Fund the participation interest. In the case of participations, the Fund will not have any direct contractual relationship with the borrower, the Fund’s rights to consent to modifications of the loan are limited and it is dependent upon the participating lender to enforce the Fund’s rights upon a default. The Fund will have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. The Fund will only purchase participations from lenders with credit ratings of Baa3 or higher by Moody’s or BBB- or higher by S&P or Fitch, or a comparable rating by another nationally recognized rating agency.

The Fund may be affected by the credit of both the agent and the lender from whom the Fund acquires a participation interest. These credit risks may include delay in receiving payments of principal and interest paid by the borrower to the agent or by the agent to the lender or offsets against payments received from the borrower. In the event of the borrower’s bankruptcy, the borrower’s obligation to repay the loan may be subject to defenses that the borrower can assert as a result of improper conduct by the agent.

Historically, the amount of public information available about a specific Senior Loan has been less extensive than if the loan were registered or exchange-traded.

The loans in which the Fund will invest will, in most instances, be Senior Loans, which are secured and senior to other indebtedness of the borrower. Each Senior Loan will generally be secured by collateral such as accounts receivable, inventory, equipment, real estate, intangible assets such as trademarks, copyrights and patents, and securities of subsidiaries or affiliates. The value of the collateral generally will be determined by reference to financial statements of the borrower, by an independent appraisal, by obtaining the market value of such collateral, in the case of cash or securities if readily ascertainable, or by other customary valuation techniques considered appropriate by the Adviser. The value of collateral may decline after the Fund’s investment, and collateral may be difficult to sell in the event of default. Consequently, the Fund may not receive all the payments to which it is entitled. By virtue of their senior position and collateral, Senior Loans typically provide lenders with the first right to cash flows or proceeds from the sale of a borrower’s collateral if the borrower becomes insolvent (subject to the limitations of bankruptcy law, which may provide higher priority to certain claims such as employee salaries, employee pensions, and taxes). This means Senior Loans are generally repaid before unsecured bank loans, corporate bonds, subordinated debt, trade creditors, and preferred or common stockholders. To the extent that the Fund invests in unsecured loans, if the borrower defaults on such loan, there is no specific collateral on which the lender can foreclose. If the borrower defaults on a subordinated loan, the collateral may not be sufficient to cover both the senior and subordinated loans.

Senior Loans will usually require, in addition to scheduled payments of interest and principal, the prepayment of the Senior Loan from free cash flow, as further described below. The degree to which borrowers prepay Senior Loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the borrower and competitive conditions among loan investors, among others. As such, prepayments cannot be predicted with accuracy. Certain market conditions, including those where default rates are falling, among others, may lead to increased prepayment frequency and loan renegotiations. These renegotiations are often on terms more favorable to borrowers. Upon a prepayment, either in part or in full, the actual outstanding debt on which the Fund derives interest income will be reduced. However, the Fund may receive a prepayment penalty fee assessed against the prepaying borrower.

Senior Loans typically pay interest at least quarterly at rates which equal a fixed percentage spread over a base rate such as the LIBOR. For example, if LIBOR were 0.3% and the borrower was paying a fixed spread of 2.50%, the total interest rate paid by the borrower would be 2.80%. Additionally, many Senior Loans also have a minimum base rate, or floor, which will be used if the actual base rate is below this minimum base rate. This measure is designed to ensure lenders receive a minimum interest rate in periods of low interest rates. By illustration, if LIBOR were 0.3% and the borrower was paying a fixed spread of 2.50%, the total interest rate paid by the borrower would be 2.80%. However, if the same Senior Loan had a LIBOR floor of 1.50%, then 1.50% would be used as the base rate notwithstanding that LIBOR was currently at 0.3%, thereby making the interest rate paid the borrower 4.00% (1.50% LIBOR floor base rate plus 2.50% fixed spread). During periods when LIBOR is greater than the LIBOR floor, the LIBOR floor would have no impact on the interest rate paid by the borrower. Not all Senior Loans have LIBOR floors and this feature may not persist in future issuances of Senior Loans.

Although a base rate such as LIBOR can change every day, loan agreements for Senior Loans typically allow the borrower the ability to choose how often the base rate for its loan will reset. A single loan may have multiple reset periods at the same time, with each reset period applicable to a designated portion of the loan. Such reset periods can range from one day to one year, with most borrowers choosing monthly or quarterly reset periods. During periods of rising interest rates, borrowers will tend to choose longer reset periods, and during periods of declining interest rates, borrowers will tend to choose shorter reset periods.

Senior Loans generally are arranged through private negotiations between a borrower and several financial institutions represented by an agent who is usually one of the originating lenders. In larger transactions, it is common to have several agents; however, generally only one such agent has primary responsibility for ongoing administration of a Senior Loan. Agents are typically paid fees by the borrower for their services.

The administrative agent is primarily responsible for negotiating the loan agreement which establishes the terms and conditions of the Senior Loan and the rights of the borrower and the lenders. The collateral agent is responsible for monitoring collateral and for exercising remedies available to the lenders such as foreclosure upon collateral. The Sub-Adviser or its affiliates may from time to time borrow from financial institutions that act as agents for loans.

Loan agreements may provide for the termination of the agent’s agency status in the event that it fails to act as required under the relevant loan or collateral agreement, becomes insolvent, enters Federal Deposit Insurance Corporation (“FDIC”) receivership or, if not FDIC insured, enters into bankruptcy. Should such an agent, lender or assignor with respect to an assignment interpositioned between the Fund and the borrower become insolvent or enter FDIC receivership or bankruptcy, any interest in the Senior Loan of such person and any loan payment held by such person for the benefit of the Fund should not be included in such person’s or entity’s bankruptcy estate. If, however, any such amount were included in such person’s or entity’s bankruptcy estate, the Fund would incur certain costs and delays in realizing payment or could suffer a loss of principal or interest. In this event, the Fund could experience a decrease in the NAV.

Most borrowers pay their debts from cash flow generated by their businesses. If a borrower’s cash flow is insufficient to pay its debts, it may attempt to restructure its debts rather than sell collateral. Borrowers may try to restructure their debts by filing for protection under the federal bankruptcy laws or negotiating a work-out. If a borrower becomes involved in a bankruptcy proceeding, access to collateral may be limited by bankruptcy and other laws. Such action by a court could be based, for example, on a “fraudulent conveyance” claim to the effect that the borrower did not receive fair consideration for granting the security interest in the loan collateral to the Fund. If a court decides that access to collateral is limited or void, the Fund may not recover the full amount of principal and interest that is due.

A borrower must comply with certain restrictive covenants contained in the loan agreement. In addition to requiring the scheduled payment of principal and interest, these covenants may include restrictions on the payment of dividends and other distributions to the borrower’s shareholders, provisions requiring compliance with specific financial ratios, and limits on total indebtedness. The agreement may also require the prepayment of the loans from excess cash flow. A breach of a covenant that is not waived by the agent (or lenders directly) is normally an event of default, which provides the agent and lenders the right to call for repayment of the outstanding loan. The typical practice of an agent or a loan investor in relying exclusively or primarily on reports from the borrower to monitor the borrower’s compliance with covenants may involve a risk of fraud by the borrower.

In the process of buying, selling and holding Senior Loans, the Fund may receive and/or pay certain fees. These fees are in addition to interest payments received and may include facility fees, commitment fees, commissions and prepayment penalty fees. When the Fund buys or sells a Senior Loan it may pay an assignment fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a Senior Loan. In certain circumstances, the Fund may receive a prepayment penalty fee upon prepayment of a Senior Loan. Other fees received by the Fund may include covenant waiver fees, covenant modification fees or other consent or amendment fees.

Notwithstanding its intention in certain situations to not receive material, non-public information with respect to its management of investments in Senior Loans, the Adviser and/or Sub-Adviser may from time to time come into possession of material, non-public information about the issuers of loans that may be held in the Fund’s portfolio. Possession of such information may in some instances occur despite the Adviser’s and/or Sub-Adviser’s efforts to avoid such possession, but in other instances the Adviser and/or Sub-Adviser may choose to receive such information (for example, in connection with participation in a creditors’ committee with respect to a financially distressed issuer). The Adviser’s and/or Sub-Adviser’s ability to trade in these Senior Loans for the account of the Fund could potentially be limited by its possession of such information. Such limitations on the Adviser’s and/or Sub-Adviser’s ability to trade could have an adverse effect on the Fund by, for example, preventing the Fund from selling a Senior Loan that is experiencing a material decline in value. In some instances, these trading restrictions could continue in effect for a substantial period of time.

The loan market, as represented by the S&P/LSTA (Loan Syndications and Trading Association) Leveraged Loan Index, experienced significant growth in terms of number and aggregate volume of loans outstanding since the inception of the index in 1997. In 1997, the total amount of loans in the market aggregated less than $10 billion. By April of 2000, it had grown to over $100 billion, and by July of 2007 the market had grown to over $500 billion, expanding further to a pre-crisis peak of $594 billion in November 2008. Throughout this period, the demand for loans and the number of investors participating in the loan market also increased significantly.

From November 2008 to July 2010 the aggregate size of the loan market contracted approximately 15%, but has since continued to grow to $1,181 billion in size as of September 2019. The number of market participants has also increased to above pre-crisis levels. There can be no assurance that the size of the loan market, and the number of participants, will sustain such levels.

An increase in demand for Senior Loans may benefit the Fund by providing increased liquidity for such loans and higher sales prices, but it may also adversely affect the rate of interest payable on such loans acquired by the Fund and the rights provided to the Fund under the terms of the applicable loan agreement, and may increase the price of loans that the Fund wishes to purchase in the secondary market. A decrease in the demand for Senior Loans may adversely affect the price of loans in the Fund’s portfolio, which could cause the Fund’s net asset value to decline.

The Fund may acquire interests in Senior Loans which are designed to provide temporary or “bridge” financing to a borrower pending the sale of identified assets or the arrangement of longer-term loans or the issuance and sale of debt obligations. The Fund may also invest in Senior Loans of borrowers that have obtained bridge loans from other parties. A borrower’s use of bridge loans involves a risk that the borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the borrower’s perceived creditworthiness. Bridge loans may have less liquidity than other Senior Loans that were issued to fund corporate purposes on a longer term basis.

Although not anticipated in the normal course, the Fund may occasionally acquire warrants and other equity securities as part of a unit combining a Senior Loan and equity securities of a borrower or its affiliates. The acquisition of such equity securities will only be incidental to the Fund’s purchase of a Senior Loan. The Fund may also acquire equity securities or credit securities (including non-dollar denominated equity or credit securities) issued in exchange for a Senior Loan or issued in connection with the debt restructuring or reorganization of a Borrower, or if such acquisition, in the judgment of the Adviser may enhance the value of a Senior Loan or would otherwise be consistent with the Fund’s investment policies. Such warrants and equity securities will typically have limited value and there is no assurance that such securities will ever obtain value.

Other loans. The Fund may invest in secured loans that are not first lien and loans that are unsecured. These loans have the same characteristics as Senior Loans except that such loans are not first in priority of repayment and/or are not secured by collateral. Accordingly, the risks associated with these loans are higher than the risks for loans with first priority over the collateral. Because these loans are lower in priority and/or unsecured, they are subject to the additional risk that the cash flow of the borrower may be insufficient to meet scheduled payments after giving effect to the secured obligations of the borrower. In the event of default on such a loan, the first priority lien holder has first claim to the underlying collateral of the loan. It is possible that no value would remain for the holders of secured loans that are not first lien and loans that are unsecured and therefore result in a loss of investment to the Fund.

Secured loans that are not first lien and loans that are unsecured generally have greater price volatility than Senior Loans and may be less liquid. There is also a possibility that originators will not be able to sell participations in these loans, which would create greater credit risk exposure for the holders of such loans. Secured loans that are not first lien and loans that are unsecured share the same risks as other below investment grade instruments.

SOVEREIGN DEBT OBLIGATIONS

Sovereign debt obligations are issued or guaranteed by foreign governments or their agencies. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and pay interest when due, and may require renegotiation or reschedule of debt payments. In addition, prospects for repayment of principal and payment of interest may depend on political as well as economic factors. Although some sovereign debt, such as Brady Bonds, is collateralized by U.S. government securities, repayment of principal and payment of interest is not guaranteed by the U.S. government.

STRIPPED MORTGAGE SECURITIES

Stripped mortgage securities may be issued by Federal Agencies, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped mortgage securities not issued by Federal Agencies will be treated by the Fund as illiquid securities so long as the staff of the SEC maintains its position that such securities are illiquid. Stripped mortgage securities issued by Federal Agencies generally will be treated by the Fund as liquid securities under procedures adopted by the Fund and approved by the Fund’s Board.

Stripped mortgage securities usually are structured with two classes that receive different proportions of the interest and principal distribution of a pool of mortgage assets. A common type of stripped mortgage security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). PO classes generate income through the accretion of the deep discount at which such securities are purchased, and, while PO classes do not receive periodic payments of interest, they receive monthly payments associated with scheduled amortization and principal prepayment from the mortgage assets underlying the PO class. The yield to maturity on a PO or an IO class security is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A slower than expected rate of principal payments may have an adverse effect on a PO class security’s yield to maturity. If the underlying mortgage assets experience slower than anticipated principal repayment, the Fund may fail to fully recoup its initial investment in these securities. Conversely, a rapid rate of principal payments may have a material adverse effect on an IO class security’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments or principal, the Fund may fail to fully recoup its initial investment in these securities.

The Fund may purchase stripped mortgage securities for income, or for hedging purposes to protect the Fund against interest rate fluctuations. For example, since an IO class will tend to increase in value as interest rates rise, it may be utilized to hedge against a decrease in value of other fixed-income securities in a rising interest rate environment.

U.S. GOVERNMENT OBLIGATIONS

U.S. government obligations are a type of bond. U.S. government obligations include securities issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities.

One type of U.S. government obligation, U.S. Treasury obligations, are backed by the full faith and credit of the U.S. Treasury and differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one-year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years.

Other U.S. government obligations are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, Federal National Mortgage Association (“Fannie Mae”), the Government National Mortgage Association (“Ginnie Mae”), the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Mortgage Corporation (“Freddie Mac”), the Federal Home Loan Banks (“FHLB”), Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation (Farmer Mac). Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, Ginnie Mae pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury. While the U.S. government provides financial support to such U.S. government-sponsored federal agencies, no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law.

In September 2008, the U.S. Treasury announced a federal takeover of Fannie Mae and Freddie Mac, placing the two federal instrumentalities in conservatorship. Under the terms of the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality. Under these Senior Preferred Stock Purchase Agreements (“SPAs”), the U.S. Treasury has pledged to provide a limited amount of capital per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event their liabilities exceed their assets. In May 2009, the U.S. Treasury increased its maximum commitment to each instrumentality under the SPAs from $100 billion to $200 billion per instrumentality. In December 2009, the U.S. Treasury amended the SPAs to provide Fannie Mae and Freddie Mac with some additional flexibility to meet the requirement to reduce their mortgage portfolios. Also in December 2009, the U.S. Treasury further amended the SPAs to allow the cap on the U.S. Treasury’s funding commitment to increase as necessary to accommodate any cumulative reduction in Fannie Mae’s and Freddie Mac’s net worth through the end of 2012. On August 17, 2012, the U.S. Treasury announced that it was again amending the SPAs to terminate the requirement that Fannie Mae and Freddie Mac each pay a 10% dividend annually on all amounts received under the funding commitment. Instead, they were required to transfer to the U.S. Treasury on a quarterly basis all profits earned during a quarter that exceeded a capital reserve amount of $3 billion. On September 30, 2019, the U.S. Treasury announced amendments to the SPAs permitting Fannie Mae and Freddie Mac to maintain capital reserves of $25 billion and $20 billion, respectively. It is believed that the amendment puts Fannie Mae and Freddie Mac in a better position to service their debt because the companies no longer have to borrow from the U.S. Treasury to make fixed dividend payments.

Fannie Mae and Freddie Mac are the subject of several continuing class action lawsuits and investigations by federal regulators over certain accounting, disclosure or corporate governance matters, which (along with any resulting financial restatements) may adversely affect the guaranteeing entities. Importantly, the future of the entities is in serious question as the U.S. government reportedly is considering multiple options, ranging from nationalization, privatization, consolidation, or abolishment of the entities.

U.S. REGISTERED SECURITIES OF FOREIGN ISSUERS

The Fund may purchase exchange-traded common stocks and exchange-traded preferred securities of foreign corporations, as well as U.S. registered, dollar-denominated bonds of foreign corporations, governments, agencies and supra-national entities. Investing in U.S. registered, dollar-denominated, securities issued by non-U.S. issuers involves some risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in foreign countries, and potential restrictions of the flow of international capital. Foreign companies may be subject to less governmental regulation than U.S. issuers. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

The Fund’s investments in common stock of foreign corporations may also be in the form of American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”) (collectively “Depositary Receipts”). Depositary Receipts are receipts, typically issued by a bank or trust company, which evidence ownership of underlying securities issued by a foreign corporation. For ADRs, the depository is typically a U.S. financial institution and the underlying securities are issued by a foreign issuer. For other Depositary Receipts, the depository may be a foreign or a U.S. entity, and the underlying securities may have a foreign or a U.S. issuer. Depositary Receipts will not necessarily be denominated in the same currency as their underlying securities. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designated for use in European securities markets. GDRs are tradable both in the United States and in Europe and are designed for use throughout the world. The issuers of unsponsored ADRs are not obligated to disclose material information in the United States, and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the ADRs.

VARIABLE AND FLOATING RATE SECURITIES

Variable rate securities are instruments issued or guaranteed by entities such as (1) US government, or an agency or instrumentality thereof, (2) states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-states agencies or authorities, (3) corporations, (4) financial institutions, (5) insurance companies or (6) trusts that have a rate of interest subject to adjustment at regular intervals but less frequently than annually. A variable rate security provides for the automatic establishment of a new interest rate on set dates. Variable rate obligations whose interest is readjusted no less frequently than annually will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate. The Fund may also purchase floating rate securities. A floating rate security provides for the automatic adjustment of its interest rate whenever a specified interest rate changes. Interest rates on these securities are ordinarily tied to, and are a percentage of, a widely recognized interest rate, such as the yield on 90-day US Treasury bills or the prime rate of a specified bank. These rates may change as often as twice daily. Generally, changes in interest rates will have a smaller effect on the market value of variable and fixed rate floating rate securities than on the market value of comparable fixed rate fixed income obligations. Thus, investing in variable and fixed rate floating rate securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed rate fixed income securities.

VARIABLE RATE DEMAND OBLIGATIONS

Variable Rate Demand Obligations (“VRDOs”) are short-term tax-exempt fixed income instruments whose yield is reset on a periodic basis. VRDO securities tend to be issued with long maturities of up to 30 or 40 years; however, they are considered short-term instruments because they include a put feature which coincides with the periodic yield reset. For example, a VRDO whose yield resets weekly will have a put feature that is exercisable upon seven days’ notice. VRDOs are put back to a bank or other entity that serves as a liquidity provider, who then tries to resell the VRDOs or, if unable to resell, holds them in its own inventory. VRDOs are generally supported by either a Letter of Credit or a Stand-by Bond Purchase Agreement to provide credit enhancement.

SPECIAL CONSIDERATIONS AND RISKS

A discussion of the risks associated with an investment in the Fund is contained in the Prospectus. The discussion below supplements, and should be read in conjunction with, the Prospectus.

GENERAL

Investment in the Fund should be made with an understanding that the value of the Fund’s portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of securities generally and other factors.

An investment in the Fund should also be made with an understanding of the risks inherent in an investment in securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the securities markets may deteriorate (either of which may cause a decrease in the value of the portfolio securities and thus in the value of Shares). Securities are susceptible to general market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic and banking crises. Securities of issuers traded on exchanges may be suspended on certain exchanges by the issuers themselves, by an exchange or by government authorities. The likelihood of such suspensions may be higher for securities of issuers in emerging or less-developed market countries than in countries with more developed markets. Trading suspensions may be applied from time to time to the securities of individual issuers for reasons specific to that issuer, or may be applied broadly by exchanges or governmental authorities in response to market events. Suspensions may last for significant periods of time, during which trading in the securities and instruments that reference the securities, such as participatory notes (or “P-notes”) or other derivative instruments, may be halted.

Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the issuer, have generally inferior rights to receive payments from the issuer in comparison with the rights of creditors of, or holders of debt obligations or preferred stocks issued by, the issuer. Further, unlike debt securities which typically have a stated principal amount payable at maturity (whose value, however, will be subject to market fluctuations prior thereto), or preferred stocks which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity. Common stock values are subject to market fluctuations as long as the common stock remains outstanding.

The principal trading market for some securities may be in the over-the-counter market. The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of the Fund’s Shares will be adversely affected if trading markets for the Fund’s portfolio securities are limited or absent or if bid/ask spreads are wide.

BREXIT RISK

In June 2016, citizens of the United Kingdom voted in a referendum to leave the EU (known as “Brexit”), creating economic and political uncertainty in its wake. In March 2017, the United Kingdom formally notified the European Council of the United Kingdom’s intention to withdraw from the EU pursuant to Article 50 of the Treaty on European Union. This formal notification began a two-year period of negotiations regarding the terms of the United Kingdom’s exit from the EU, the deadline for which has since been extended to January 31, 2020, although it is possible this date may be extended again. Due to the timing of the exit, the full scope and nature of the consequences are not at this time known and are unlikely to be known for a significant period of time. It is also unknown whether the United Kingdom’s exit will increase the likelihood of other countries also departing the EU. Any exits from the EU, or the possibility of such exits, may have a significant impact on the United Kingdom, Europe, and global economies, which may result in increased volatility and illiquidity, new legal and regulatory uncertainties and potentially lower economic growth for such economies that could potentially have an adverse effect on the value of the Fund’s investments.

CONFLICTS OF INTEREST RISK

An investment in the Fund may be subject to a number of actual or potential conflicts of interest. For example, the Adviser or its affiliates may provide services to the Fund, such as securities lending agency services, custodial, administrative, bookkeeping, and accounting services, transfer agency and shareholder servicing, securities brokerage services, and other services for which the Fund would compensate the Adviser and/or such affiliates. The Fund may invest in other pooled investment vehicles sponsored, managed, or otherwise affiliated with the Adviser. There is no assurance that the rates at which the Fund pays fees or expenses to the Adviser or its affiliates, or the terms on which it enters into transactions with the Adviser or its affiliates, will be the most favorable available in the market generally or as favorable as the rates the Adviser makes available to other clients. Because of its financial interest, the Adviser may have an incentive to enter into transactions or arrangements on behalf of the Fund with itself or its affiliates in circumstances where it might not have done so in the absence of that interest.

CONTINUOUS OFFERING

The method by which Creation Units of Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Units of Shares are issued and sold by the Trust on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent Shares, and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in Shares, whether or not participating in the distribution of Shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus-delivery obligation with respect to Shares of the Fund are reminded that under Securities Act Rule 153, a prospectus-delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the Exchange is satisfied by the fact that the Fund’s Prospectus is available at the Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

SSGA or its affiliates (the “Selling Shareholder”) may purchase Creation Units through a broker-dealer to “seed” (in whole or in part) Funds as they are launched, or may purchase shares from broker-dealers or other investors that have previously provided “seed” for Funds when they were launched or otherwise in secondary market transactions, and because the Selling Shareholder may be deemed an affiliate of such Funds, the Fund Shares are being registered to permit the resale of these shares from time to time after purchase. The Funds will not receive any of the proceeds from the resale by the Selling Shareholders of these Fund Shares.

The Selling Shareholder intends to sell all or a portion of the Fund Shares owned by it and offered hereby from time to time directly or through one or more broker-dealers, and may also hedge such positions. The Fund Shares may be sold on any national securities exchange on which the Fund Shares may be listed or quoted at the time of sale, in the over-the-counter market or in transactions other than on these exchanges or systems at fixed prices, at prevailing market prices at the time of the sale, at varying prices determined at the time of sale, or at negotiated prices. These sales may be effected in transactions, which may involve cross or block transactions.

The Selling Shareholder may also loan or pledge Fund Shares to broker-dealers that in turn may sell such Fund Shares, to the extent permitted by applicable law. The Selling Shareholder may also enter into options or other transactions with broker-dealers or other financial institutions or the creation of one or more derivative securities which require the delivery to such broker-dealer or other financial institution of Fund Shares, which Fund Shares such broker-dealer or other financial institution may resell.

The Selling Shareholder and any broker-dealer or agents participating in the distribution of Fund Shares may be deemed to be “underwriters” within the meaning of Section 2(11) of the Securities Act in connection with such sales. In such event, any commissions paid to any such broker-dealer or agent and any profit on the resale of the Fund Shares purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act. The Selling Shareholder who may be deemed an “underwriter” within the meaning of Section 2(11) of the Securities Act will be subject to the applicable prospectus delivery requirements of the Securities Act.

LIBOR RISK

On July 27, 2017, the United Kingdom’s Financial Conduct Authority, which regulates LIBOR, announced that it intends to phase out LIBOR by the end of 2021. The replacement or abandonment of, or modification to, LIBOR could have adverse impacts on newly issued financial instruments and existing financial instruments which reference LIBOR. While some instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate setting methodology, not all instruments may have such provisions and there are significant uncertainty regarding the effectiveness of any such alternative methodologies. Abandonment of or modifications to LIBOR could lead to significant short-term and long-term uncertainty and market instability. Instruments in which the Fund invests may pay interest at floating or adjusting rates based on LIBOR or may be subject to interest caps or floors. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain Fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any pricing adjustments to the Fund’s investments resulting from a substitute reference rate may also adversely affect the Fund’s performance and/or NAV. Such successor or substitute reference rate and any adjustments selected may negatively impact the Fund’s investments, performance or financial condition, and may expose the Fund to additional tax, accounting and regulatory risks, Additionally, if LIBOR ceases to exist, the Fund may need to renegotiate the credit agreements extending beyond 2021 with the Fund’s obligors that utilize LIBOR as a factor in determining the interest rate and certain of the Fund’s existing credit facilities to replace LIBOR with the new standard that is established. Any pricing adjustments to the Fund’s investments resulting from a substitute reference rate may also adversely affect the Fund’s performance and/or NAV. Such successor or substitute reference rate and any adjustments selected may negatively impact the Fund’s investments, performance or financial condition, and may expose the Fund to additional tax, accounting and regulatory risks.

The U.S. Federal Reserve, in conjunction with the Alternative Reference Rates Committee, a steering committee comprised of large U.S. financial institutions, is considering replacing U.S. dollar LIBOR with a new index calculated by short-term repurchase agreements, backed by Treasury securities. Abandonment of or modifications to LIBOR could have adverse impacts on newly issued financial instruments and existing financial instruments which reference LIBOR. While some instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate setting methodology, not all instruments may have such provisions and there are significant uncertainty regarding the effectiveness of any such alternative methodologies.

In 2012, regulators in the United States and the United Kingdom alleged that some of the member banks surveyed by the British Bankers Association engaged in manipulative acts in connection with the calculation of LIBOR. Several financial institutions have reached settlements with the CFTC, the U.S. Department of Justice Fraud Section and the United Kingdom Financial Conduct Authority in connection with investigations by such authorities into submissions made by such financial institutions to the bodies that set LIBOR and other interbank offered rates. Additional investigations remain ongoing with respect to other major banks. Despite increased regulation and other corrective actions since that time, concerns have arisen regarding LIBOR’s viability as a benchmark, due to decreased confidence of the market in LIBOR and lead market participants looking for alternative, non-LIBOR based types of financing, such as fixed rate loans or bonds or floating rate loans based on non-LIBOR indices.

TAX RISKS

As with any investment, you should consider how your investment in Shares of the Fund will be taxed. The tax information in the Prospectus and this SAI is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares of the Fund.

Unless your investment in Shares is made through a tax-exempt entity or tax-advantaged retirement account, such as an individual retirement account, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Shares.

INVESTMENT RESTRICTIONS

The Trust has adopted the following investment restrictions as fundamental policies with respect to the Fund. These restrictions cannot be changed with respect to the Fund without the approval of the holders of a majority of the Fund’s outstanding voting securities. For purposes of the 1940 Act, a majority of the outstanding voting securities of the Fund means the vote, at an annual or a special meeting of the security holders of the Trust, of the lesser of (1) 67% or more of the voting securities of the Fund present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (2) more than 50%

of the outstanding voting securities of the Fund. Except with the approval of a majority of the outstanding voting securities, the Fund may not:

1. Purchase securities of an issuer that would cause the Fund to fail to satisfy the diversification requirement for a diversified management company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time;

2. Concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the Rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time;1

3. Make loans to another person except as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over the Fund;

4. Issue senior securities or borrow money except as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over the Fund;

5. Invest directly in real estate unless the real estate is acquired as a result of ownership of securities or other instruments. This restriction shall not preclude the Fund from investing in companies that deal in real estate or in instruments that are backed or secured by real estate;

6. Act as an underwriter of another issuer’s securities, except to the extent the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the Fund’s purchase and sale of portfolio securities; or

7. Invest in commodities except as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over the Fund.

In addition to the investment restrictions adopted as fundamental policies as set forth above, the Fund observes the following restrictions, which may be changed by the Board without a shareholder vote. The Fund will not:

1. Invest in the securities of a company for the purpose of exercising management or control, provided that the Trust may vote the investment securities owned by the Fund in accordance with its views; and

2. Under normal circumstances, invest less than 80% of its net assets (plus the amount of any borrowings for investment purposes) in senior loans. For purposes of this 80% test, “senior loans” are first lien senior secured floating rate bank loans. Prior to any change this 80% investment policy, the Fund will provide shareholders with 60 days’ written notice.

If a percentage limitation is adhered to at the time of investment or contract, a later increase or decrease in percentage resulting from any change in value or total or net assets will not result in a violation of such restriction, except that the percentage limitations with respect to the borrowing of money will be observed continuously. With respect to the limitation on borrowing, in the event that a subsequent change in net assets or other circumstances cause the Fund to exceed its limitation, the Fund will take steps to bring the aggregate amount of borrowing back within the limitations within three days thereafter (not including Sundays and holidays).

The 1940 Act currently permits the Fund to loan up to 33 1/3% of its total assets. With respect to borrowing, the 1940 Act presently allows the Fund to: (1) borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33 1/3% of its total assets, (2) borrow money for temporary purposes in an amount not exceeding 5% of the value of the Fund’s total assets at the time of the loan, and (3) enter into reverse repurchase agreements. However, under normal circumstances any borrowings by the Fund will not exceed 10% of the Fund’s total assets. The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, with appropriate earmarking or segregation of assets to cover such obligation. With respect to investments in commodities, the 1940 Act presently permits the Fund to invest in commodities in accordance with investment policies contained in its prospectus and SAI. Any such investment shall also comply with the CEA and the rules and regulations thereunder. The 1940 Act does not directly restrict an investment company’s ability to invest in real estate, but does require that every investment company have the fundamental investment policy governing such investments. The Fund will not purchase or sell real estate, except that the Fund may invest in companies that deal in real estate (including REITs) or in instruments that are backed or secured by real estate.

[1]	The SEC Staff considers concentration to involve more than 25% of a fund’s assets to be invested in an industry or group of industries.

EXCHANGE LISTING AND TRADING

A discussion of exchange listing and trading matters associated with an investment in the Fund is contained in the Prospectus under “PURCHASE AND SALE INFORMATION” and “ADDITIONAL PURCHASE AND SALE INFORMATION.” The discussion below supplements, and should be read in conjunction with, such sections of the Prospectus.

The Shares of the Fund are approved for listing and trading on the Exchange, subject to notice of issuance. The Shares trade on the Exchange at prices that may differ to some degree from their net asset value. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of Shares of the Fund will continue to be met.

The Exchange may consider the suspension of trading in, and may initiate delisting proceedings of, the Shares of the Fund under any of the following circumstances: (i) if any of the continued listing requirements set forth in the Exchange rules are not continuously maintained; (ii) if the Exchange files separate proposals under Section 19(b) of the Securities Exchange Act of 1934, as amended, and any of the statements or representations regarding (a) the description of the Index, portfolio, or reference asset; (b) limitations on the Index or the Fund’s portfolio holdings or reference assets; or (c) the applicability of the Exchange listing rules specified in such proposals are not continuously maintained; (iii) if following the initial 12-month period beginning at the commencement of trading of the Fund, there are fewer than 50 record or beneficial owners of the Shares of the Fund; (iv) if the value of the Fund’s underlying index or portfolio of securities on which the Fund is based is no longer calculated or available; or (v) such other event shall occur or condition shall exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. If the Intraday Indicative Value of the fund is not being disseminated as required by Exchange rules, the Exchange may halt trading during the day in which such interruption occurs. If the interruption persists past the trading day in which it occurred, the Exchange will halt trading in the Fund Shares. The Exchange will remove the Shares from listing and trading upon termination of the Fund. The Trust reserves the right to adjust the Fund Share price of the Fund in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund.

The Trust reserves the right to adjust the Share price of the Fund in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund or an investor’s equity interest in the Fund.

As in the case of other publicly traded securities, brokers’ commissions on transactions will be based on negotiated commission rates at customary levels.

The base and trading currencies of the Fund is the U.S. dollar. The base currency is the currency in which the Fund’s net asset value per Share is calculated and the trading currency is the currency in which Shares of the Fund are listed and traded on the Exchange.

MANAGEMENT OF THE TRUST

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “MANAGEMENT.”

Board Responsibilities. The management and affairs of the Trust and its series, including the Fund described in this SAI, are overseen by the Trustees. The Board has approved contracts, as described in this SAI, under which certain companies provide essential management services to the Trust.

Like most mutual funds, the day-to-day business of the Trust, including the management of risk, is performed by third party service providers, such as the Adviser, Sub-Adviser, Distributor, Administrator and Sub-Administrator. The Trustees are responsible for overseeing the Trust’s service providers and, thus, have oversight responsibility with respect to risk management performed by those service providers. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Fund. The Fund and its service providers employ a variety of processes, procedures and controls to identify various of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Trust’s business (e.g., a Sub-Adviser is responsible for the day-to-day management of the Fund’s portfolio investments) and, consequently, for managing the risks associated with that business. The Board has emphasized to the Fund’s service providers the importance of maintaining vigorous risk management.

The Trustees’ role in risk oversight begins before the inception of the Fund, at which time the Fund’s Adviser and Sub-Adviser present the Board with information concerning the investment objectives, strategies and risks of the Fund, as well as proposed investment limitations for the Fund. Additionally, the Fund’s Adviser and Sub-Adviser provide the Board with an overview of, among other things, their investment philosophies, brokerage practices and compliance infrastructures. Thereafter, the Board continues its oversight function as various personnel, including the Trust’s Chief Compliance Officer, as well as personnel of the Adviser and other service providers, such as the Fund’s independent accountants, make periodic reports to the Audit Committee or to the Board with respect to various aspects of risk management. The Board and the Audit Committee oversee efforts by management and service providers to manage risks to which the Fund may be exposed.

The Board is responsible for overseeing the nature, extent and quality of the services provided to the Fund by the Adviser and Sub-Adviser and receives information about those services at its regular meetings. In addition, on an annual basis, in connection with its consideration of whether to renew the Investment Advisory Agreement and Sub-Advisory Agreement with the Adviser and Sub-Adviser, respectively, the Board meets with the Adviser and Sub-Adviser to review such services. Among other things, the Board regularly considers the Adviser’s and Sub-Adviser’s adherence to the Fund’s investment restrictions and compliance with various Fund policies and procedures and with applicable securities regulations. The Board also reviews information about the Fund’s investments.

The Trust’s Chief Compliance Officer reports regularly to the Board to review and discuss compliance issues. At least annually, the Trust’s Chief Compliance Officer provides the Board with a report reviewing the adequacy and effectiveness of the Trust’s policies and procedures and those of its service providers, including the Adviser and Sub-Adviser. The report addresses the operation of the policies and procedures of the Trust and each service provider since the date of the last report; any material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and any material compliance matters since the date of the last report.

The Board receives reports from the Fund’s service providers regarding operational risks and risks related to the valuation and liquidity of portfolio securities. Regular reports are made to the Board concerning investments for which market quotations are not readily available. Annually, the independent registered public accounting firm reviews with the Audit Committee its audit of the Fund’s financial statements, focusing on major areas of risk encountered by the Fund and noting any significant deficiencies or material weaknesses in the Fund’s internal controls. Additionally, in connection with its oversight function, the Board oversees Fund management’s implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Trust in its periodic reports with the SEC are recorded, processed, summarized, and reported within the required time periods. The Board also oversees the Trust’s internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Trust’s financial reporting and the preparation of the Trust’s financial statements.

From their review of these reports and discussions with the Adviser and Sub-Adviser, the Chief Compliance Officer, the independent registered public accounting firm and other service providers, the Board and the Audit Committee learn in detail about the material risks of the Fund, thereby facilitating a dialogue about how management and service providers identify and mitigate those risks.

The Board recognizes that not all risks that may affect the Fund can be identified and/or quantified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information. Most of the Fund’s investment management and business affairs are carried out by or through the Fund’s Adviser, Sub-Adviser and other service providers, each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the Fund’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board’s ability to monitor and manage risk, as a practical matter, is subject to limitations.

Trustees and Officers. There are seven members of the Board of Trustees, six of whom are not interested persons of the Trust, as that term is defined in the 1940 Act (“Independent Trustees”). Frank Nesvet, an Independent Trustee, serves as Chairman of the Board. The Board has determined its leadership structure is appropriate given the specific characteristics and circumstances of the Trust. The Board made this determination in consideration of, among other things, the fact that the Independent Trustees constitute a super-majority (greater than 75%) of the Board, the fact that the chairperson of each Committee of the Board is an Independent Trustee, the amount of assets under management in the Trust, and the number of funds (and classes of shares) overseen by the Board. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from fund management.

The Board of Trustees has two standing committees: the Audit Committee and Trustee Committee. The Audit Committee and Trustee Committee are each chaired by an Independent Trustee and composed of all of the Independent Trustees.

Set forth below are the names, year of birth, position with the Trust, length of term of office, and the principal occupations during the last five years and other directorships held of each of the persons currently serving as a Trustee or Officer of the Trust.

TRUSTEES

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) WITH FUND	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE†	OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING THE PAST 5 YEARS
INDEPENDENT TRUSTEES

FRANK NESVET c/o SSGA Active Trust One Iron Street Boston, MA 02210 1943	Independent Trustee, Chairman, Trustee Committee Chair	Term: Unlimited Served: since March 2011	Retired.	125	None.

BONNY EUGENIA BOATMAN c/o SSGA Active Trust One Iron Street Boston, MA 02210 1950	Independent Trustee	Term: Unlimited Served: since March 2011	Retired.	125	None.

DWIGHT D. CHURCHILL c/o SSGA Active Trust One Iron Street Boston, MA 02210 1953	Independent Trustee	Term: Unlimited Served: since March 2011	Self-employed consultant since 2010; CEO and President, CFA Institute (June 2014 - January 2015).	125	Affiliated Managers Group, Inc. (Director).

CLARE S. RICHER c/o SSGA Active Trust One Iron Street Boston, MA 02210 1958	Independent Trustee	Term: Unlimited Served: since July 2018	Chief Financial Officer, Putnam Investments LLC (December 2008 – May 2017).	125	Bain Capital Specialty Finance (Director); Putnam Acquisition Financing Inc. (Director);
Putnam Acquisition Financing LLC (Director);
Putnam GP Inc.
					(Director); Putnam Investor Services, Inc. (Director); Putnam Investments Limited (Director); University of Notre Dame (Trustee).
SANDRA G. SPONEM c/o SSGA Active Trust One Iron Street Boston, MA 02210 1958	Independent Trustee	Term: Unlimited Served: since July 2018	Chief Financial Officer, M.A. Mortenson Companies, Inc. (February 2007 – April 2017).	125	Guggenheim / Rydex Funds (Trustee).

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) WITH FUND	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE†	OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING THE PAST 5 YEARS
CARL G. VERBONCOEUR c/o SSGA Active Trust One Iron Street Boston, MA 02210 1952	Independent Trustee, Audit Committee Chair	Term: Unlimited Served: since March 2011	Self-employed consultant since 2009.	125	The Motley Fool Funds Trust (Trustee).

INTERESTED TRUSTEE

JAMES E. ROSS* SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1965	Interested Trustee	Term: Unlimited Served as Trustee: since March 2011	Chairman and Director, SSGA Funds Management, Inc. (2005 - present); Executive Vice President, State Street Global Advisors (2012 - present); Chief Executive Officer and Director, State Street Global Advisors Funds Distributors, LLC (May 2017 - present); Director, State Street Global Markets, LLC (2013 - April 2017); President, SSGA Funds Management, Inc. (2005 - 2012); Principal, State Street Global Advisors (2000 - 2005).	188	SSGA SPDR ETFs Europe I plc (Director) (November 2016 - present); SSGA SPDR ETFs Europe II plc (Director) (November 2016 - present).

†

For the purpose of determining the number of portfolios overseen by the Trustees, “Fund Complex” comprises registered investment companies for which SSGA Funds Management, Inc. serves as investment adviser.

*	Mr. Ross is an Interested Trustee because of his employment with the Adviser and ownership interest in an affiliate of the Adviser.

OFFICERS

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) WITH FUND	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS
ELLEN M. NEEDHAM SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1967	President	Term: Unlimited Served: since October 2012	President and Director, SSGA Funds Management, Inc. (2001 - present)*; Senior Managing Director, State Street Global Advisors (1992 - present)*; Director, State Street Global Advisors Funds Distributors, LLC (May 2017 - present).

ANN M. CARPENTER SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1966	Vice President; Deputy Treasurer	Term: Unlimited Served: since August 2012 (with respect to Vice President); Unlimited Served: since February 2016 (with respect to Deputy Treasurer)	Chief Operating Officer, SSGA Funds Management, Inc. (2005 - Present)*; Managing Director, State Street Global Advisors (2005 - present).*

MICHAEL P. RILEY SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1969	Vice President	Term: Unlimited Served: since March 2011	Managing Director, State Street Global Advisors (2005 - present).*

SEAN O’MALLEY SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1969	Chief Legal Officer	Term: Unlimited Served: since August 2019	Senior Vice President and Deputy General Counsel, State Street Global Advisors (November 2013-Present).

ANDREW DELORME SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1975	Secretary	Term: Unlimited Served: since August 2019	Vice President and Senior Counsel, State Street Global Advisors (April 2016 - present); Vice President and Counsel, State Street Global Advisors (August 2014 - March 2016).

KEVIN MORRIS SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1982	Assistant Secretary	Term: Unlimited Served: since August 2019	Vice President and Senior Counsel, State Street Global Advisors (April 2019-Present); Vice President and Counsel, State Street Global Advisors (January 2016-April 2019); Director, Asset Management Compliance, Fidelity Investments (June 2015-January 2016); Senior Compliance Advisor, Asset Management Compliance, Fidelity Investments (June 2012-June 2015).

DAVID URMAN SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1985	Assistant Secretary	Term: Unlimited Served: since August 2019	Vice President and Senior Counsel, State Street Global Advisors (April 2019-Present); Vice President and Counsel, State Street Global Advisors (August 2015-April 2019); Associate, Ropes & Gray LLP (November 2012-August 2015).

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) WITH FUND	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS
BRUCE S. ROSENBERG SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1961	Treasurer	Term: Unlimited Served: since February 2016	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (July 2015 - present); Director, Credit Suisse (April 2008 - July 2015).

CHAD C. HALLETT SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1969	Deputy Treasurer	Term: Unlimited Served: since February 2016	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (November 2014 - present); Vice President, State Street Bank and Trust Company (2001 - November 2014).*

DARLENE ANDERSON-VASQUEZ SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1968	Deputy Treasurer	Term: Unlimited Served: since November 2016	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (May 2016 - present); Senior Vice President, John Hancock Investments (September 2007 - May 2016).

ARTHUR A. JENSEN SSGA Funds Management, Inc. 1600 Summer Street Stamford, CT 06905 1966	Deputy Treasurer	Term: Unlimited Served: since August 2017	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (July 2016 - present); Deputy Treasurer of Elfun Funds (July 2016 - present); Treasurer of State Street Institutional Funds, State Street Variable Insurance Series Funds, Inc. and GE Retirement Savings Plan Funds (June 2011 - present); Treasurer of Elfun Funds (June 2011 - July 2016); Mutual Funds Controller of GE Asset Management Incorporated (April 2011 - July 2016).

DANIEL FOLEY SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1972	Assistant Treasurer	Term: Unlimited Served: since February 2016	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (April 2007 - present).*

DANIEL G. PLOURDE SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1980	Assistant Treasurer	Term: Unlimited Served: since May 2017	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (May 2015 - present); Officer, State Street Bank and Trust Company (March 2009 - May 2015).

SUJATA UPRETI SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1974	Assistant Treasurer	Term: Unlimited Served: since February 2016	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (May 2015 - present); Assistant Director, Cambridge Associates, LLC (July 2014 - January 2015); Vice President, Bank of New York Mellon (July 2012 - August 2013); Manager, PricewaterhouseCoopers, LLP (September 2003 - July 2012).

BRIAN HARRIS SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1973	Chief Compliance Officer; Anti-Money Laundering Officer; Code of Ethics Compliance Officer	Term: Unlimited Served: since November 2013	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (June 2013 - present)*; Senior Vice President and Global Head of Investment Compliance, BofA Global Capital Management (September 2010 - May 2013).

*	Served in various capacities and/or with various affiliated entities during noted time period.
**

Served in various capacities and/or with unaffiliated mutual funds or closed-end funds for which State Street Bank and Trust Company or its affiliates act as a provider of services during the noted time period. Individual Trustee Qualifications

The Board has concluded that each of the Trustees should serve on the Board because of his or her ability to review and understand information about the Fund provided to him or her by management, to identify and request other information he or she may deem relevant to the performance of his or her duties, to question management and other service providers regarding material factors bearing on the management and administration of the Fund, and to exercise his or her business judgment in a manner that serves the best interests of the Fund’s shareholders. The Board has concluded that each of the Trustees should serve as a Trustee based on his or her own experience, qualifications, attributes and skills as described below.

The Board has concluded that Mr. Nesvet should serve as Trustee because of the experience he has gained serving as the Chief Executive Officer of a financial services consulting company, serving on the boards of other investment companies, and serving as chief financial officer of a major financial services company; his knowledge of the financial services industry, and the experience he has gained serving as Trustee of SPDR Index Shares Funds and SPDR Series Trust since 2000.

The Board has concluded that Ms. Boatman should serve as Trustee because of the experience she gained serving as Managing Director of the primary investment division of one of the nation’s leading financial institutions, her knowledge of the financial services industry and the experience she has gained serving as Trustee of SPDR Index Shares Funds and SPDR Series Trust since April 2010.

The Board has concluded that Mr. Churchill should serve as Trustee because of the experience he gained serving as Head of the Fixed Income Division of one of the nation’s leading mutual fund companies and provider of financial services, his knowledge of the financial services industry and the experience he has gained serving as Trustee of SPDR Index Shares Funds and SPDR Series Trust since April 2010.

The Board has concluded that Mr. Verboncoeur should serve as Trustee because of the experience he gained serving as the Chief Executive Officer of a large financial services and investment management company, his knowledge of the financial services industry and his experience serving on the boards of other investment companies, including SPDR Index Shares Funds and SPDR Series Trust since April 2010.

The Board has concluded that Ms. Richer should serve as Trustee because of the experience she gained serving as the Chief Financial Officer of a large financial services and investment management company, her knowledge of the financial services industry and her experience serving on the board of a major educational institution. Ms. Richer was appointed to serve as Trustee of the Trust in July 2018.

The Board has concluded that Ms. Sponem should serve as Trustee because of the experience she gained serving as the Chief Financial Officer of a large financial services company, her knowledge of the financial services industry and her experience serving on the board of another investment company. Ms. Sponem was appointed to serve as Trustee of the Trust in July 2018.

The Board has concluded that Mr. Ross should serve as Trustee because of the experience he has gained in his various roles with the Adviser, his knowledge of the financial services industry, and the experience he has gained serving as Trustee of SPDR Index Shares Funds and SPDR Series Trust since 2005 (Mr. Ross did not serve as Trustee of SPDR Index Shares Funds or SPDR Series Trust from December 2009 until April 2010).

In its periodic assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Fund.

REMUNERATION OF THE TRUSTEES AND OFFICERS

No officer, director or employee of the Adviser, its parent or subsidiaries receives any compensation from the Trust for serving as an officer or Trustee of the Trust. The Trust, SPDR Series Trust and SPDR Index Shares Funds (together with the Trust, the “Trusts”) pay, in the aggregate, each Independent Trustee an annual fee of $245,000 plus $10,000 per in-person meeting attended and $1,250 for each telephonic or video conference meeting attended. The Chairman of the Board receives an additional annual fee of $60,000 and the Chairman of the Audit Committee receives an additional annual fee of $30,000. The Trust also reimburses each Independent Trustee for travel and other out-of-pocket expenses incurred by him/her in connection with attending such meetings and in connection with attending industry seminars and meetings. Trustee fees are allocated between the Trusts and each of their respective series in such a manner as deemed equitable, taking into consideration the relative net assets of the series.

The table below shows the compensation that the Independent Trustees received during the Trust’s fiscal year ended June 30, 2019.

NAME OF INDEPENDENT TRUSTEE	AGGREGATE COMPENSATION FROM THE TRUST	PENSION OR RETIREMENT BENEFITS ACCRUED AS PART OF TRUST EXPENSES	ESTIMATED ANNUAL BENEFITS UPON RETIREMENT	TOTAL COMPENSATION FROM THE TRUST AND FUND COMPLEX PAID TO TRUSTEES(1)
Frank Nesvet	$24,062	N/A	N/A	$366,250
Bonny Eugenia Boatman	$20,112	N/A	N/A	$306,250
Dwight D. Churchill	$20,112	N/A	N/A	$306,250
David Kelly(2)	$0	N/A	N/A	$0
Clare S. Richer	$20,112	N/A	N/A	$306,250
Sandra G. Sponem	$20,112	N/A	N/A	$306,250
Carl G. Verboncoeur	$22,087	N/A	N/A	$336,250

(1)	The Fund Complex includes the Trust.
(2)	Effective August 22, 2018, Mr. Kelly resigned from his position as Trustee and no longer serves as a trustee to the Trust.

STANDING COMMITTEES

Audit Committee. The Board has an Audit Committee consisting of all Independent Trustees. Mr. Verboncoeur serves as Chair. The Audit Committee meets with the Trust’s independent auditors to review and approve the scope and results of their professional services; to review the procedures for evaluating the adequacy of the Trust’s accounting controls; to consider the range of audit fees; and to make recommendations to the Board regarding the engagement of the Trust’s independent auditors. The Audit Committee met five (5) times during the fiscal year ended June 30, 2019.

Trustee Committee. The Board has established a Trustee Committee consisting of all Independent Trustees. Mr. Nesvet serves as Chair. The responsibilities of the Trustee Committee are to: 1) nominate Independent Trustees; 2) review on a periodic basis the governance structures and procedures of the Fund; 3) review proposed resolutions and conflicts of interest that may arise in the business of the Fund and may have an impact on the investors of the Fund; 4) select any independent counsel of the independent trustees as well as make determinations as to that counsel’s independence; 5) review matters that are referred to the Committee by the Chief Legal Officer or other counsel to the Trust; and 6) provide general oversight of the Fund on behalf of the investors of the Fund. The Trustee Committee does not have specific procedures in place with respect to the consideration of nominees recommended by security holders, but may consider such nominees in the event that one is recommended. The Trustee Committee met four (4) times during the fiscal year ended June 30, 2019.

OWNERSHIP OF FUND SHARES

As of December 31, 2018, neither the Independent Trustees nor their immediate family members owned beneficially or of record any securities in the Adviser, Sub-Adviser, Principal Underwriter or any person directly or indirectly controlling, controlled by, or under common control with the Adviser, Sub-Adviser or Principal Underwriter.

The following table shows, as of December 31, 2018, the amount of equity securities beneficially owned by each Trustee in the Fund and the Trust.

Name of Trustee	Fund	Dollar Range of Equity Securities in the Trust	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustee in Family of Investment Companies
Independent Trustees:
Frank Nesvet	None	None	None
Bonny Eugenia Boatman	None	None	None
Dwight D. Churchill	SPDR Blackstone / GSO Senior Loan ETF	Over $100,000	Over $100,000
Clare S. Richer	None	None	None
Sandra G. Sponem	None	None	$10,001 - $50,000
Carl G. Verboncoeur	None	None	$10,001 - $50,000
Interested Trustee:
James E. Ross	SPDR Blackstone / GSO Senior Loan ETF SPDR DoubleLine Total Return Tactical ETF SPDR DoubleLine Short Duration Total Return Tactical ETF	$1 - $10,000 $50,001 - $100,000 $50,001 - $100,000	Over $100,000

CODES OF ETHICS

The Trust, Adviser (which includes applicable reporting personnel of the Distributor) and Sub-Adviser each have adopted a Code of Ethics pursuant to Rule 17j-1 of the 1940 Act, which is designed to prevent affiliated persons of the Trust, the Adviser, Sub-Adviser and Distributor from engaging in deceptive, manipulative or fraudulent activities in connection with securities held or to be acquired by the Fund (which may also be held by persons subject to the Codes of Ethics). Each Code of Ethics permits personnel, subject to that Code of Ethics, to invest in securities for their personal investment accounts, subject to certain limitations, including securities that may be purchased or held by the Fund.

There can be no assurance that the Codes of Ethics will be effective in preventing such activities. Each Code of Ethics, filed as exhibits to this registration statement, may be examined at the office of the SEC in Washington, D.C. or on the Internet at the SEC’s website at https://www.sec.gov.

PROXY VOTING POLICIES

The Board believes that the voting of proxies on securities held by the Fund is an important element of the overall investment process. As such, the Board has delegated the responsibility to vote proxies of the Fund to the Sub-Adviser. Each of the Trust’s, the Adviser’s and the Sub-Adviser’s proxy voting policies are attached at the end of this SAI. Information regarding how the Fund voted proxies relating to its portfolio securities during the most recent twelve-month period ended June 30 is available: (1) without charge by calling 1-866-787-2257; (2) on the Fund’s website at https://www.spdrs.com; and (3) on the SEC’s website at https://www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS POLICY

The Trust has adopted a policy regarding the disclosure of information about its series’ portfolio holdings. The Board must approve all material amendments to this policy. The Fund’s portfolio holdings are publicly disseminated each day the Fund is open for business through financial reporting and news services including publicly accessible Internet web sites. In addition, a basket composition file, which includes the security names and share quantities to deliver in exchange for Shares, together with estimates and actual cash components, is publicly disseminated daily prior to the opening of the Exchange via the National Securities Clearing Corporation (“NSCC”). The basket represents one Creation Unit of the Fund. Neither the Trust nor the Adviser, the Sub-Adviser or State Street will disseminate non-public information concerning either Trust, except information may be made available prior to its public availability: (i) to a party for a legitimate business purpose related to the day-to-day operations of the Fund, including (a) a service provider, (b) the stock exchanges upon which the ETF is listed, (c) the NSCC, (d) the Depository Trust Company, and (e) financial data/research companies such as Morningstar, Bloomberg L.P., and Reuters, or (ii) to any other party for a legitimate business or regulatory purpose, upon waiver or exception, with the consent of an applicable Trust officer.

INVESTMENT ADVISORY AND OTHER SERVICES

THE INVESTMENT ADVISER

SSGA FM acts as investment adviser to the Trust and, subject to the oversight of the Board, is responsible for the investment management of the Fund. As of June 30, 2019, the Adviser managed approximately $527.52 billion in assets. The Adviser’s principal address is One Iron Street, Boston, Massachusetts 02210. The Adviser, a Massachusetts corporation, is a wholly-owned subsidiary of State Street Global Advisors, Inc., which is itself a wholly-owned subsidiary of State Street Corporation, a publicly held financial holding company. State Street Global Advisors (“SSGA”), consisting of the Adviser and other investment advisory affiliates of State Street Corporation, is the investment management arm of State Street Corporation.

The Adviser serves as investment adviser to the Fund pursuant to an investment advisory agreement (“Investment Advisory Agreement”) between the Trust and the Adviser. The Investment Advisory Agreement, with respect to the Fund, continues in effect for two years from its effective date, and thereafter is subject to annual approval by (1) the Board or (2) vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, provided that in either event such continuance also is approved by a majority of the Board who are not interested persons (as defined in the 1940 Act) of the Trust by a vote cast in person at a meeting called for the purpose of voting on such approval. The Investment Advisory Agreement with respect to the Fund is terminable without penalty, on 60 days’ notice, by the Board or by a vote of the holders of a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities. The Investment Advisory Agreement is also terminable upon 90 days’ notice by the Adviser and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

Under the Investment Advisory Agreement, the Adviser, subject to the oversight of the Board and in conformity with the stated investment policies of the Fund, manages the investment of the Fund’s assets. The Adviser is responsible for placing purchase and sale orders and providing continuous supervision of the investment portfolio of the Fund. Pursuant to the Investment Advisory Agreement, the Adviser is not liable for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from (a) willful misfeasance, bad faith or gross negligence in the performance of its duties; (b) the reckless disregard of its obligations and duties; or (c) a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services.

Under the Advisory Agreement, the Adviser performs certain oversight and supervisory functions with respect to the Sub-Adviser, including: (i) conduct periodic analysis and review of the performance by the Sub-Adviser of its obligations to the Fund and provide periodic reports to the Board regarding such performance; (ii) review any changes to the Sub-Adviser’s ownership, management, or personnel responsible for performing their obligations to the Fund and make appropriate reports to the Board; (iii) perform periodic due diligence meetings with representatives of the Sub-Adviser; and (iv) assist the Board and management of the Trust, as applicable, concerning the initial approval, continued retention or replacement of the Sub-Adviser.

A discussion regarding the basis for the Board’s approval of the continuation of the Investment Advisory Agreement regarding the Fund is available in the Trust’s Annual Report to Shareholders dated June 30, 2019.

For the services provided to the Fund under the Investment Advisory Agreement, the Fund pays the Adviser monthly fees based on a percentage of the Fund’s average daily net assets as set forth in the Fund’s Prospectus. The Adviser pays all expenses of the Fund other than the management fee, brokerage, taxes, interest, fees and expenses of the Independent Trustees (including any Trustee’s counsel fees), litigation expenses and other extraordinary expenses. The Adviser may, from time to time, waive all or a portion of its fee. The Adviser has agreed to pay all costs associated with the organization of the Trust and the Fund. The Adviser has contractually agreed to waive a portion of its management fee and/or reimburse expenses in an amount equal to any acquired fund fees and expenses (excluding holdings in acquired funds for cash management purposes, if any) for the Fund until October 31, 2020. The contractual fee waiver and/or reimbursement does not provide for the recoupment by the Adviser of any fees the Adviser previously waived. The Adviser may continue the waiver and/or reimbursement from year to year, but there is no guarantee that the Adviser will do so and after October 31, 2020, the waiver and/or reimbursement may be cancelled or modified at any time. The waiver and/or reimbursement may not be terminated during the relevant period except with the approval of the Board of Trustees. For the past three fiscal years ended June 30, the Fund paid the following amounts to the Adviser:

FUND	FISCAL YEAR ENDED JUNE 30, 2019	FISCAL YEAR ENDED JUNE 30, 2018	FISCAL YEAR ENDED JUNE 30, 2017
SPDR Blackstone / GSO Senior Loan ETF	$11,017,790	$9,582,402	$4,750,697

INVESTMENT SUB-ADVISER

Pursuant to the Advisory Agreement between the Fund and the Adviser, the Adviser is authorized to engage one or more sub-advisers for the performance of any of the services contemplated to be rendered by the Adviser. The Adviser has retained the Sub-Adviser to be responsible for the day to day management of the Fund’s investments, subject to supervision of the Adviser and oversight by the Board while the Adviser will provide administrative, compliance and general management services to the Fund. The Sub-Adviser is a wholly-owned subsidiary of GSO Capital Partners LP (collectively with its affiliates, “GSO”). GSO is part of the credit-focused platform of The Blackstone Group Inc. (collectively with its affiliates, “Blackstone”). Blackstone is a leading global manager of private capital and provider of financial advisory services. It is one of the largest independent managers of private capital in the world, with assets under management of over $545 billion as of June 2019. As of June 30, 2019, GSO’s asset management operations had aggregate assets under management of approximately $118 billion across multiple strategies within the leveraged finance marketplace, including Senior Loans, high yield bonds, investment grade corporate credit, distressed and mezzanine debt. The Sub-Adviser’s principal business address is 345 Park Avenue, 31st Floor, New York, New York 10154.

A discussion regarding the basis for the Board’s approval of the continuation of the Sub-Advisory Agreement can be found in the Trust’s Annual Report to Shareholders dated June 30, 2019.

In accordance with the Sub-Advisory Agreement between the Adviser and the Sub-Adviser, the Adviser will pay the Sub-Adviser an annual investment sub-advisory fee equal to a portion of average daily net assets of the Fund. For the past three fiscal years ended June 30, the Adviser paid the following amounts to the Sub-Adviser for its services:

FUND	FISCAL YEAR ENDED JUNE 30, 2019	FISCAL YEAR ENDED JUNE 30, 2018	FISCAL YEAR ENDED JUNE 30, 2017
SPDR Blackstone / GSO Senior Loan ETF	$7,246,921	$7,944,811	$3,405,080

PORTFOLIO MANAGERS

The Adviser and Sub-Adviser manage the Fund using a team of investment professionals. The professionals primarily responsible for the day-to-day portfolio management of the Fund are Daniel T. McMullen and Gordon McKemie.

The following table lists the number and types of accounts managed by each of the key professionals involved in the day-to-day portfolio management for the Fund and assets under management in those accounts as of June 30, 2019. The Portfolio Managers, who are also members of the Sub-Adviser’s Investment Committee, are primarily responsible for the day-to-day portfolio management of the Fund. The other members of the Sub-Adviser’s Investment Committee have oversight responsibilities for the investments made by the Fund.

Other Accounts Managed as of June 30, 2019

Portfolio Manager and Member of the Investment Committee	Registered Investment Company Accounts	Assets Managed (billions)*	Other Pooled Investment Vehicle Accounts	Assets Managed (billions)*	Other** Accounts	Assets Managed (billions)*	Total Assets Managed (billions)
Daniel T. McMullen	1	$0.59	3	$2.66	22	$8.28	$11.53
Gordon McKemie	4	$2.41	0	$0	0	$0	$2.41

*	There are no performance-based fees associated with these accounts.
**	Separately Managed Accounts.

The following table lists the dollar range of Shares beneficially owned by the portfolio managers listed above as of June 30, 2019:

Portfolio Manager	Dollar Range of Trust Shares Beneficially Owned
Daniel T. McMullen	$50,001 - $100,000
Gordon McKemie	$1 - $10,000

Compensation. The Sub-Adviser’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary and a discretionary bonus.

Base Compensation. Generally, portfolio managers receive base compensation and employee benefits based on their individual seniority and/or their position with the firm.

Discretionary Compensation. In addition to base compensation, portfolio managers may receive discretionary compensation. Discretionary compensation is based on individual seniority, contributions to the Sub-Adviser and performance of the client assets that the portfolio manager has primary responsibility for. These compensation guidelines are structured to closely align the interests of employees with those of the Sub-Adviser and its clients.

GSO Potential Conflicts of Interest.

The purchase of Shares in the Fund involves a number of significant risks that should be considered before making any investment. The Fund and shareholders will be subject to a number of actual and potential conflicts of interest involving Blackstone and GSO (together, the “Firm”). In addition, as a consequence of Blackstone holding a controlling interest in GSO and Blackstone’s status as a public company, the officers, directors, members, managers and employees of GSO will take into account certain additional considerations and other factors in connection with the management of the business and affairs of the Fund that would not necessarily be taken into account if Blackstone were not a public company. The following discussion enumerates certain, but not all, potential conflicts of interest that should be carefully evaluated before making an investment in the Fund, but is not intended to be an exclusive list of all such conflicts. The Firm and its personnel may in the future engage in further activities that may result in additional conflicts of interest not addressed below. Any references to the Firm, GSO, Blackstone or GSO / Blackstone in this section will be deemed to include their respective affiliates, partners, members, shareholders, officers, directors and employees, except that portfolio companies of managed clients shall only be included to the extent the context shall require and references to GSO affiliates shall only be to affiliates operating as a part of Blackstone’s credit focused business group.

Broad and Wide-Ranging Activities. The Firm engages in a broad spectrum of activities. In the ordinary course of its business activities, the Firm will engage in activities where the interests of certain divisions of the Firm or the interests of its clients will conflict with the interests of the shareholders in the Fund. Other present and future activities of the Firm will give rise to additional conflicts of interest. In the event that a conflict of interest arises, GSO / Blackstone will attempt to resolve such conflict in a fair and equitable manner, subject to the limitations of the 1940 Act. Shareholders should be aware that conflicts will not necessarily be resolved in favor of the Fund’s interests.

The Firm’s Policies and Procedures. Certain policies and procedures implemented by the Firm to mitigate potential conflicts of interest and address certain regulatory requirements and contractual restrictions will from time to time reduce the synergies across the Firm’s various businesses that the Fund expects to draw on for purposes of pursuing attractive investment opportunities. Because the Firm has many different asset management and advisory businesses, which GSO investment teams and portfolio companies may engage to advise on and to execute debt and equity financings, it is subject to a number of actual and potential conflicts of interest, greater regulatory oversight and more legal and contractual restrictions than that to which it would otherwise be subject if it had just one line of business. In addressing these conflicts and regulatory, legal and contractual requirements across its various businesses, the Firm has implemented certain policies and procedures (e.g., information walls) that reduce the positive synergies that GSO may utilize for purposes of managing the Fund. For example, the Firm will from time to time come into possession of material non-public information with respect to companies, including portfolio companies, in which the Fund may be considering making an investment or companies that are the Firm’s advisory clients. The information, which could be of benefit to the Fund, is likely to be restricted to those other businesses of the Firm and otherwise be unavailable to the Fund, and will also restrict the Fund’s investment opportunities. Additionally, the operations of the Firm’s policies may restrict or otherwise limit the Fund from entering into agreements with, or related to, companies that either are advisory clients of the Firm or in which any other registered investment companies, investment funds, client accounts or proprietary accounts that GSO or Blackstone may establish and that are advisory clients of GSO or Blackstone (collectively, the “Other Clients”) have invested or have considered making an investment. Furthermore, there will be circumstances in which affiliates of the Firm (including Other Clients) may refrain from taking certain confidential information in order to avoid trading restrictions. Finally, the Firm has and will enter into one or more strategic relationships in certain regions or with respect to certain types of investments that, although possibly intended to provide greater opportunities for the Fund, may require the Fund to share such opportunities or otherwise limit the amount of an opportunity the Fund can otherwise take.

Other Firm Businesses, Activities and Relationships. As part of its regular business, Blackstone provides a broad range of investment banking, advisory and other services. In addition, Blackstone and its affiliates may provide services in the future beyond those currently provided. Shareholders will not receive any benefit from any fees received by Blackstone. In the regular course of its capital markets, investment banking, real estate, advisory and other businesses, Blackstone represents potential purchasers, sellers and other involved parties, including corporations, financial buyers, management, shareholders and institutions, with respect to transactions that could give rise to investments that are suitable for the Fund. In such a case, a Blackstone advisory client would typically require Blackstone to act exclusively on its behalf. Such advisory client requests may preclude all Blackstone-affiliated clients, including the Fund, from participating in related transactions that would otherwise be suitable. Blackstone will be under no obligation to decline any such engagements in order to make an investment opportunity available to the Fund. In connection with its capital markets, investment banking, real estate, advisory and other businesses, Blackstone will from time to time determine that there are conflicts of interest or come into possession of information that limit its ability to engage in potential transactions. The Fund’s activities are expected to be constrained as a result of such conflicts of interest and the inability of Blackstone personnel to use such information. For example, employees of Blackstone from time to time are prohibited by law or contract from sharing information with members of the Fund’s investment team. Additionally, there are expected to be circumstances in which one or more of certain individuals associated with Blackstone affiliates (including clients) will be precluded from providing services related to the Fund’s activities because of certain confidential information available to those individuals or to other parts of Blackstone (e.g., trading may be restricted). Where Blackstone affiliates are engaged to find buyers or financing sources for potential sellers of assets, the seller may permit the Fund to act as a participant in such transactions (as a buyer or financing partner), which would raise certain conflicts of interest inherent in such a situation (including as to the negotiation of the purchase price). The Firm has long-term relationships with a significant number of corporations and their senior management. In determining whether to invest in a particular transaction on behalf of the Fund, GSO / Blackstone will consider those relationships and may decline to participate in a transaction as a result of one or more of such relationships. The Firm is under no obligation to decline any engagements or investments in order to make an investment opportunity available to the Fund. The Fund may be forced to sell or hold existing investments as a result of investment banking relationships or other relationships that the Firm may have or transactions or investments the Firm may make or have made. Subject to the 1940 Act, the Fund may also co-invest with clients of the Firm in particular investment opportunities, and the relationship with such clients could influence the decisions made by GSO / Blackstone with respect to such investments. There can be no assurance that all potentially suitable investment opportunities that come to the attention of the Firm will be made available to the Fund.

The Fund may invest in securities of the same issuers as Other Clients or other investment vehicles, accounts and clients of the Firm and GSO / Blackstone. To the extent that the Fund holds interests that are different (or more senior or junior) than those held by such Other Clients, GSO may be presented with decisions involving circumstances where the interests of such Other Clients are in conflict with those of the Fund. Furthermore, it is possible the Fund’s interest may be subordinated or otherwise adversely affected by virtue of such Other Clients’ involvement and actions relating to its investment.

Blackstone, its affiliates and their related parties and personnel will from time to time participate in underwriting or lending syndicates with respect to current or potential portfolio companies, or may otherwise be involved in and/or act as arrangers of financing, including with respect to the public offering and/or private placement of debt or equity securities issued by, or loan proceeds borrowed by, such portfolio companies, or otherwise in arranging financing (including loans) for such portfolio companies or advise on such transactions. Such underwritings or engagements may be on a firm commitment basis or may be on an uncommitted, or “best efforts”, basis, and the underwriting or financing parties are under no duty to provide any commitment unless specifically set forth in the relevant contract. Blackstone may also provide placement or other similar services to purchasers or sellers of securities, including loans or instruments issued by portfolio companies. There may also be circumstances in which the Fund commits to purchase any portion of such issuance from its portfolio company, some or all of which portion a Blackstone broker-dealer intends to syndicate to third parties and, in connection therewith and as a result thereof, subject to the limitations of the 1940 Act, Blackstone may receive commissions or other compensation, thereby creating a potential conflict of interest. This could include, by way of example, fees and/or commissions for equity syndications to co-investment vehicles. In certain cases, a Blackstone broker-dealer will from time to time act as the managing underwriter or a member of the underwriting syndicate or broker for the Fund or portfolio companies, or as dealer, broker or advisor to a counterparty to the Fund or a portfolio company and purchase securities from or sell securities to the Fund, Other Clients or portfolio companies or Other Clients or advise on such transactions.

Blackstone will also from time to time, on behalf of the Fund or other parties to a transaction involving the Fund, effect transactions, including transactions in the secondary markets, where it will nonetheless have a potential conflict of interest regarding the Fund and the other parties to those transactions to the extent it receives commissions or other compensation from the Fund and/or such other parties. Subject to applicable law, Blackstone will from time to time receive underwriting fees, discounts, placement commissions, lending arrangement and syndication fees (or, in each case, rebates of any such fees, whether in the form of purchase price discounts or otherwise, even in cases where Blackstone or an Other Client or account is purchasing debt) or other compensation with respect to the foregoing activities, none of which are required to be shared with the Fund or its shareholders. In addition, the advisory fee generally will not be reduced by such amounts. Therefore, Blackstone will have a potential conflict of interest regarding the Fund and the other parties to those transactions to the extent it receives commissions, discounts or such other compensation from such other parties. Subject to applicable law, the Fund may approve any transactions in which a Blackstone broker-dealer acts as an underwriter, as broker for the Fund, or as dealer, broker or advisor, on the other side of a transaction with the Fund.

Firm employees, including employees of GSO, are generally permitted to invest in alternative investment funds, private equity funds, real estate funds, hedge funds or other investment vehicles, including potential competitors of the Fund. Shareholders will not receive any benefit from any such investments. Additionally, it can be expected that GSO and/or Blackstone will, from time to time, enter into arrangements or strategic relationships with third parties, including other asset managers, financial firms or other businesses or companies, which, among other things, provide for referral, sourcing or sharing of investment opportunities. Blackstone or GSO may pay management fees and performance-based compensation in connection with such arrangements. Blackstone or GSO may also provide for or receive reimbursement of certain expenses incurred or received in connection with these arrangements, including diligence expenses and general overhead, administrative, deal sourcing and related corporate expenses. The amount of these rebates may relate to allocations of co-investment opportunities and increase if certain co-investment allocations are not made. While it is possible that the Fund will, along with GSO and/or Blackstone itself, benefit from the existence of those arrangements and/or relationships, it is also possible that investment opportunities that would otherwise would be presented to or made by the Fund would instead be referred (in whole or in part) to such third party, or, as indicated above, to other third parties. For example, a firm with which GSO and/or Blackstone has entered into a strategic relationship may be afforded with “first-call” rights on a particular category of investment opportunities, although there is not expected to be substantial overlap in the investment strategies and/or objectives between the Fund and any such firm.

On October 1, 2015, Blackstone spun-off its financial and strategic advisory services, restructuring and reorganization advisory services, and its Park Hill fund placement businesses and combined these businesses with PJT Partners (“PJT”), an independent financial advisory firm founded by Paul J. Taubman. While the new combined business operates independently from Blackstone and is not an affiliate thereof, nevertheless conflicts may arise in connection with transactions between or involving the Fund and the entities in which it invests on the one hand and PJT on the other. Specifically, given that PJT is not an affiliate of Blackstone, there may be fewer or no restrictions or limitations placed on transactions or relationships engaged in by PJT’s new advisory business as compared to the limitations or restrictions that might apply to transactions engaged in by an affiliate of Blackstone. It is expected that there will be substantial overlapping ownership between Blackstone and PJT for a considerable period of time going forward. Therefore, conflicts of interest in doing transactions involving PJT will still arise. The pre-existing relationship between Blackstone and its former personnel involved in such financial and strategic advisory services, the overlapping ownership, co-investment and other continuing arrangements, may influence GSO in deciding to select or recommend PJT to perform such services for the Fund (the cost of which will generally be borne directly or indirectly by the Fund). Nonetheless, GSO / Blackstone and GSO will be free to cause the Fund to transact with PJT Partners generally without restriction under the applicable governing documents notwithstanding such overlapping interests in, and relationships with, PJT Partners. (See also “Service Providers and Counterparties” below.)

In addition, other present and future activities of the Firm and its affiliates (including GSO and GSO / Blackstone) will from time to time give rise to additional conflicts of interest relating to the Firm and its investment activities. In the event that any such conflict of interest arises, GSO / Blackstone will attempt to resolve such conflict in a fair and equitable manner. Shareholders should be aware that, subject to applicable law, conflicts will not necessarily be resolved in favor of the Fund’s interests.

Other Affiliate Transactions and Investments in Different Levels of Capital Structure. From time to time, the Fund and the Other Clients may make investments at different levels of an issuer’s capital structure or otherwise in different classes of an issuer’s securities, subject to the limitations of the 1940 Act. In addition, the Fund may invest in securities of the same issues as Other Clients. Such investments may inherently give rise to conflicts of interest or perceived conflicts of interest between or among the various classes of securities that may be held by such entities. To the extent the Fund holds securities that are different (including with respect to their relative seniority) from those held by an Other Client, GSO / Blackstone and its affiliates may be presented with decisions when the interests of the Fund and Other Clients are in conflict. For example, conflicts could arise where the Fund lends funds to a portfolio company while an Other Client invests in equity securities of such portfolio company. In this circumstance, for example, if such portfolio company goes into bankruptcy, becomes insolvent or is otherwise unable to meet its payment obligations or comply with its debt covenants, conflicts of interest could arise between the holders of different types of securities as to what actions the portfolio company should take. In addition, purchases or sales of securities for the account of the Fund (particularly marketable securities) will be bunched or aggregated with orders for Other Clients, including other funds. It is frequently not possible to receive the same price or execution on the entire volume of securities sold, and the various prices may be averaged, which may be disadvantageous to the Fund.

In addition, the 1940 Act may limit the Fund’s ability to undertake certain transactions with its affiliates that are registered under the 1940 Act or regulated as business development companies under the 1940 Act. As a result of these restrictions, the Fund may be prohibited from executing “joint” transactions with such affiliates, which could include investments in the same portfolio company (whether at the same or different times). These limitations may limit the scope of investment opportunities that would otherwise be available to the Fund.

Further conflicts could arise after the Fund and other affiliates have made their respective initial investments. For example, if additional financing is necessary as a result of financial or other difficulties, it may not be in the best interests of the Fund to provide such additional financing. If the other affiliates were to lose their respective investments as a result of such difficulties, the ability of GSO / Blackstone to recommend actions in the best interests of the Fund might be impaired. GSO may in its discretion take steps to reduce the potential for adversity between the Fund and the Other Clients, including causing the Fund and/or such Other Clients to take certain actions that, in the absence of such conflict, it would not take, including selling Fund assets (possibly at disadvantageous times or disadvantageous conditions) or taking other actions in order to comply with the 1940 Act. In addition, there may be circumstances where GSO agrees to implement certain procedures to ameliorate conflicts of interest that may involve a forbearance of rights relating to the Fund or Other Clients, such as where GSO may cause Other Clients to decline to exercise certain control- and/or foreclosure-related rights with respect to a portfolio company. In addition, conflicts may arise in determining the amount of an investment, if any, to be allocated among potential investors and the respective terms thereof. There can be no assurance that any conflict will be resolved in favor of the Fund and a decision by GSO to take any particular action could have the effect of benefiting an Other Client (and, incidentally, may also have the effect of benefiting GSO) and therefore may not have been in the best interests of, and may be adverse to, the Fund. There can be no assurance that the return on the Fund’s investment will be equivalent to or better than the returns obtained by the Other Clients participating in the transaction. The Shareholders will not receive any benefit from fees paid to any affiliate of GSO / Blackstone from a portfolio company in which an Other Client also has an interest, to the extent permitted by the 1940 Act.

Other Blackstone and GSO Clients; Allocation of Investment Opportunities. Certain inherent conflicts of interest arise from the fact that GSO and Blackstone provide investment management and sub-advisory services to the Fund and Other Clients.

The respective investment programs of the Fund and the Other Clients may or may not be substantially similar. GSO and/or Blackstone may give advice to, and recommend securities for, Other Clients that may differ from advice given to, or securities recommended or bought for, the Fund, even though their investment objectives may be the same as or similar to those of the Fund. While GSO will seek to manage potential conflicts of interest in a fair and equitable manner, the portfolio strategies employed by GSO and Blackstone in managing their respective Other Clients could conflict with the transactions and strategies employed by GSO in managing the Fund and may affect the prices and availability of the securities and instruments in which the Fund invests. Conversely, participation in specific investment opportunities may be appropriate, at times, for both the Fund and Other Clients. In addition, certain exceptions exist that allow specified types of investment opportunities that fall within the Fund’s investment objectives or strategy to be allocated in whole or in part to Blackstone or GSO itself or Other Clients, such as strategic investments made by Blackstone or GSO itself (whether in financial institutions or otherwise) and the exception for Other Clients that have investment objectives or guidelines similar to or overlapping with those of the Fund. In any event, it is the policy of GSO to allocate investment opportunities and sale opportunities on a basis deemed by GSO, in its sole discretion, to be fair and equitable over time.

Allocation Methodology Considerations. GSO will share appropriate investment opportunities (and sale opportunities) with Other Clients and the Fund in accordance with the Investment Advisers Act of 1940, as amended (the “Advisers Act”) and Firm-wide allocation policies, which generally provide for sharing pro rata based on targeted acquisition size (generally based on available capacity) or targeted sale size (or, in some sales cases, the aggregate positions), taking into account capital commitments, available cash and the relative capital of the respective funds and accounts and such other factors as GSO / Blackstone determines in good faith to be appropriate.

Notwithstanding the foregoing, GSO may also consider the following factors in making any allocation determinations (which determinations shall be on a basis that GSO believes in good faith to be fair and reasonable), and such factors may result in a different allocation of investment and/or sale opportunities:

(a) the risk-return and target return profile of the proposed investment relative to the Fund’s and the Other Clients’ current risk profiles;

(b) the Fund’s and/or the Other Clients’ investment objectives, policies, guidelines, restrictions and terms, including whether such objectives are considered solely in light of the specific investment under consideration or in the context of the respective portfolios’ overall holdings;

(c) the need to re-size risk in the Fund’s or the Other Clients’ portfolios (including the potential for the proposed investment to create an industry, sector or issuer imbalance in the Fund’s and Other Clients’ portfolios, as applicable) and taking into account any existing non-pro rata investment positions in the portfolio of the Fund and Other Clients;

(d) liquidity considerations of the Fund and the Other Clients, including during a ramp-up of the Fund or such Other Clients or wind-down of Other Clients, proximity to the end of the Other Clients’ specified term or investment period, any redemption/withdrawal/repurchase requests, anticipated future contributions and available cash;

(e) legal, tax, accounting and other consequences;

(f) regulatory or contractual restrictions or consequences;

(g) avoiding a de minimis or odd lot allocation;

(h) availability and degree of leverage and any requirements or other terms of any existing leverage facilities;

(i) the Fund’s or Other Clients’ investment focus on a classification attributable to an investment or issuer of an investment, including, without limitation, investment strategy, geography, industry or business sector;

(j) the nature and extent of involvement in the transaction on the part of the respective teams of investment professionals dedicated to the Fund or such Other Clients;

(k) the management of any actual or potential conflict of interest;

(l) with respect to investments that are made available to GSO by counterparties pursuant to negotiated trading platforms (e.g., ISDA contracts), the absence of such relationships that may not be available for the Fund and all Other Clients; and

(m) any other considerations deemed relevant by GSO in good faith.

GSO shall not have any obligation to present any investment opportunity to the Fund if GSO determines in good faith that such opportunity should not be presented to the Fund for any one or a combination of the reasons specified above, or if GSO is otherwise restricted from presenting such investment opportunity to the Fund. Subject to the Advisers Act and as further set forth in this SAI, certain Other Clients may receive certain priority or other allocation rights with respect to certain investments, subject to various conditions set forth in such Other Clients’ respective governing agreements, provided, however, GSO does not anticipate that such priority or other allocation rights will impact the investments available to the Fund in the ordinary course. It should be noted that investment opportunities originated by business units of the Firm other than GSO will be allocated in accordance with such business units’ allocation policies, which will result in such investment opportunities being allocated, in whole or in part, away from GSO. Additionally, investment opportunities originated by GSO will be allocated in accordance with GSO’s allocation policy, which may provide that investment opportunities will be allocated in part to other business units of the Firm on a basis that GSO believes in good faith to be fair and reasonable, based on various factors, including the involvement of the respective teams from GSO and such other units. Furthermore, for the avoidance of doubt, any investment opportunity that is allocated to the Fund may be allocated to co-investors in GSO’s discretion to the extent that an amount of such investment opportunity remains after the Fund has received its target allocation in respect of such investment opportunity. Moreover, with respect to GSO’s ability to allocate investment opportunities, including where such opportunities are within the common objectives and guidelines of the Fund and an Other Client (which allocations are to be made on a basis that GSO believes in good faith to be fair and reasonable), GSO and Blackstone have established general guidelines and policies, which it may update from time to time, for determining how such allocations are to be made, which, among other things, set forth priorities and presumptions regarding what constitutes “debt” investments, ranges of rates of returns for defining “core” investments, presumptions regarding allocation for certain types of investments (e.g., distressed investments) and other matters. The application of those guidelines may result in the Fund not participating (and/or not participating to the same extent) in certain investment opportunities in which it would have otherwise participated had the related allocations been determined without regard to such guidelines and/or based only on the circumstances of those particular investments.

When GSO determines not to pursue some or all of an investment opportunity for the Fund that would otherwise be within the Fund’s objectives and strategies, and Blackstone or GSO provides the opportunity or offers the opportunity to Other Clients, Blackstone or GSO, including their personnel (including real estate personnel), may receive compensation from the Other Clients, whether or not in respect of a particular investment, including an allocation of referral fees, and any such compensation could be greater than amounts paid by the Fund to GSO. As a result, GSO (including real estate personnel who receive such compensation) could be incentivized to allocate investment opportunities away from the Fund to or source investment opportunities for Other Clients. In addition, in some cases Blackstone or GSO may earn greater fees when Other Clients participate alongside or instead of the Fund in an Investment.

GSO makes good faith determinations for allocation decisions based on expectations that may prove inaccurate. Information unavailable to GSO, or circumstances not foreseen by GSO at the time of allocation, may cause an investment opportunity to yield a different return than expected. Conversely, an investment that GSO expects to be consistent with the Fund’s return objectives may fail to achieve them.

Orders may be combined for the Fund and all other participating Other Clients, and if any order is not filled at the same price, they may be allocated on an average price basis. Similarly, if an order on behalf of more than one account cannot be fully executed under prevailing market conditions, securities may be allocated among the different accounts on a basis that GSO or its affiliates consider equitable.

Co-Investment Opportunities. As a registered investment company under the 1940 Act, the Fund is subject to certain limitations relating to co-investments and joint transactions with affiliates, which likely will in certain circumstances limit the Fund’s ability to make investments or enter into other transactions alongside the Other Clients. There can be no assurance that such regulatory restrictions will not adversely affect the Fund’s ability to capitalize on attractive investment opportunities. However, subject to the 1940 Act, the Fund may co-invest with Other Clients (including co-investment or other vehicles in which the Firm or its personnel invest and that co-invest with such Other Clients) in investments that are suitable for the Fund and one or more of such Other Clients. Even if the Fund and any such Other Clients and/or co-investment or other vehicles invest in the same securities, conflicts of interest may still arise.

Debt Financings in connection with Acquisitions and Dispositions. To the extent permitted by the 1940 Act, the Fund may from time to time provide financing (i) as part of a third party purchaser’s bid for, or acquisition of, a portfolio entity or the underlying assets thereof owned by one or more Other Clients and/or (ii) in connection with a proposed acquisition or investment by one or more Other Clients or affiliates of a portfolio company and/or its underlying assets. This generally would include the circumstance where the Fund is making commitments to provide financing at or prior to the time such third-party purchaser commits to purchase such investments or assets from one or more Other Clients. While the terms and conditions of any such arrangements will generally be at arms’ length terms negotiated on a case by case basis, the involvement of the Fund and/or such Other Clients or affiliates may affect the terms of such transactions or arrangements and/or may otherwise influence GSO / Blackstone’s decisions with respect to the management of the Fund and/or such Other Clients or the relevant portfolio company, which may give rise to potential or actual conflicts of interest and which could adversely impact the Fund.

The Fund may from time to time dispose of all or a portion of an investment where the Firm or one or more Other Clients is providing financing to repay debt issued to the Fund. Such involvement may give rise to potential or actual conflicts of interest.

Activities of Principals and Employees. Certain of the principals and employees of GSO / Blackstone may be subject to a variety of conflicts of interest relating to their responsibilities to the Fund and the management of the Fund’s investment portfolio. Such individuals may serve in an advisory capacity to other managed accounts or investment vehicles. Such positions may create a conflict between the services and advice provided to such entities and the responsibilities owed to the Fund. The other managed accounts and/or investment funds in which such individuals may become involved may have investment objectives that overlap with the Fund. Furthermore, certain principals and employees of GSO / Blackstone may have a greater financial interest in the performance of such other funds or accounts than the performance of the Fund. Such involvement may create conflicts of interest in making investments on behalf of the Fund and such other funds and accounts. Such principals and employees will seek to limit any such conflicts in a manner that is in accordance with their fiduciary duties to the Fund.

Multiple Firm Business Lines. The Firm has multiple business lines which Blackstone, GSO, the Fund, Other Clients and third parties may engage for debt and equity financings and to provide other investment banking, brokerage, investment advisory or other services. As a result of these activities, the Firm is subject to a number of actual and potential conflicts of interest, greater regulatory oversight and more legal and contractual restrictions than if it had one line of business. For example, the Firm may come into possession of information that limits the Fund’s ability to engage in potential transactions. Similarly, other Firm businesses and their personnel may be prohibited by law or contract from sharing information with GSO that would be relevant to monitoring the Fund’s Investments and other activities. Additionally, Blackstone, GSO or Other Clients can be expected to enter into covenants that restrict or otherwise limit the ability of the Fund or its portfolio entities and their affiliates to make investments in, or otherwise engage in, certain businesses or activities. For example, Other Clients could have granted exclusivity to a joint venture partner that limits the Fund and Other Clients from owning assets within a certain distance of any of the joint venture’s assets, or Blackstone, GSO or an Other Client could have entered into a non-compete in connection with a sale or other transaction. These types of restrictions may negatively impact the ability of the Fund to implement its investment program. (See also “Other Blackstone and GSO Clients; Allocation of Investment Opportunities”).

Finally, Blackstone and GSO personnel who are members of the investment team or investment committee may be excluded from participating in certain investment decisions due to conflicts involving other Firm businesses or for other reasons, in which case the Fund will not benefit from their experience. The limited partners will not receive a benefit from any fees earned by the Firm or their personnel from these other businesses.

Service Providers and Counterparties. Certain of the Fund’s, the Firm’s and/or portfolio companies’ advisors and other service providers or their affiliates (including accountants, administrators, lenders, bankers, brokers, attorneys, consultants, and investment or commercial banking firms) also provide goods or services to, or have business, personal, financial or other relationships with, the Firm, its affiliates and portfolio companies. Such advisors and service providers (or their affiliates) may be investors in the Fund, sources of investment opportunities, co-investors, commercial counterparties and/or portfolio companies in which the Firm and/or the Fund has an investment. Accordingly, payments by the Fund and/or such entities may indirectly benefit the Fund and/or its affiliates. In addition, the retention of such entities as advisors or service providers may give rise to actual or potential conflicts of interest. Additionally, certain employees and other professionals of the Firm may have family members or relatives employed by such advisors and service providers (or their affiliates) or otherwise actively involved in (or have business, financial or other relationships with) relevant industries. For example, such family members or relatives might be employees, officers, directors or owners of companies or assets that are actual or potential investments of the Fund or other counterparties of the Fund and its portfolio companies and/or assets. Moreover, in certain instances, the Fund or its portfolio companies may issue loans to or acquire securities from, or otherwise transact with, companies that are owned by such family members or relatives or in respect of which such family members or relatives have other involvement. These relationships may influence GSO and/or GSO / Blackstone in deciding whether to select or recommend such advisors or service providers to perform services for the Fund or portfolio companies (the cost of which will generally be borne directly or indirectly by the Fund or such portfolio companies, as applicable). Notwithstanding the foregoing, investment transactions relating to the Fund that require the use of a service provider will generally be allocated to service providers on the basis of best execution, the evaluation of which includes, among other considerations, such service provider’s provision of certain investment-related services and research that GSO / Blackstone believes to be of benefit to the Fund.

Certain Blackstone-affiliated service providers and their respective personnel will receive a management fee, an incentive fee and other performance-based compensation in respect of investments. Furthermore, Blackstone-affiliated service providers may charge costs and expenses based on allocable overhead associated with personnel working on relevant matters (including salaries, benefits and other similar expenses), provided that these amounts will not exceed market rates as determined by Blackstone or GSO to be appropriate under the circumstances.

Portfolio company service providers described in this section are generally owned by an Other Client. In certain instances a similar company could be owned by Blackstone directly. Blackstone could cause a transfer of ownership of one of these service providers from an Other Client to a Fund. The transfer of a portfolio company service provider between a Fund and an Other Client will generally be consummated for minimal or no consideration, and without obtaining any consent from a limited partner advisory committee. In such instances, GSO may, but is not required to, obtain a third party valuation confirming the same, and if it does, GSO may rely on such valuation.

Advisers and service providers, or their affiliates, often charge different rates (including below-market or no fee) or have different arrangements for different types of services. With respect to service providers, for example, the fee for a given type of work may vary depending on the complexity of the matter as well as the expertise required and demands placed on the service provider. Therefore, to the extent the types of services used by the Fund and/or portfolio companies are different from those used by the Firm and its affiliates (including personnel), GSO or its affiliates (including personnel) may pay different amounts or rates than those paid by the Fund and/or portfolio companies. However, GSO and its affiliates have a longstanding practice of not entering into any arrangements with advisors or service providers that could provide for lower rates or discounts than those available to the Fund, Other Clients and/or portfolio companies for the same services. In addition, the Firm and its affiliates, including without limitation, the Fund, the Other Clients and/or their portfolio companies, may enter into agreements or other arrangements with vendors and other similar counterparties (whether such counterparties are affiliated or unaffiliated with the Firm) from time to time whereby such counterparty may charge lower rates (or no fee) and/or provide discounts or rebates for such counterparty’s products and/or services depending on certain factors, including without limitation, volume of transactions entered into with such counterparty by the Firm, its affiliates, the Fund, the Other Clients and their portfolio companies in the aggregate. Furthermore, advisors and service providers may provide services exclusively to GSO and/or Blackstone, including Other Clients and their portfolio companies, although such advisors and service providers will not be considered employees of Blackstone or GSO.

In addition, certain advisors and service providers (including law firms) may temporarily provide their personnel to GSO and/or Blackstone pursuant to various arrangements including at cost or at no cost. While the Fund is often the beneficiary of these types of arrangements, GSO and/or Blackstone are from time to time the beneficiaries of these arrangements as well, including in circumstances where the advisor or service provider also provides services to the Fund in the ordinary course. Such personnel may provide services in respect of multiple matters, including in respect of matters related to GSO and/or Blackstone, their affiliates and/or portfolio companies and any costs of such personnel may be allocated accordingly.

In addition, investment banks or other financial institutions, as well as Blackstone employees, may also be Fund investors. These institutions and employees are a potential source of information and ideas that could benefit the Fund. Blackstone has procedures in place reasonably designed to prevent the inappropriate use of such information by the Fund.

Blackstone-affiliated service providers are generally expected to receive competitive market rate fees (as determined by GSO / Blackstone or its affiliates) with respect to certain investments, include:

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COE. The Blackstone Center of Excellence, located in Gurgaon, India (the “COE”) is a captive center of resources administered by Blackstone and ThoughtFocus Technologies LLC (“ThoughtFocus”), an independent firm in which Blackstone holds a minority position and participates as a member of the board. The COE is expected to perform services for certain funds that may have historically been performed by Blackstone personnel, such as funds’ administrative services, data collection and management services, and technology implementation and support services, which may be paid for by the funds that receive such services on a similar basis as a third party providing such services. Blackstone, through its interest in ThoughtFocus, receives an indirect benefit resulting from the funds’ payments for such services. These fees do not offset advisory fees payable by the shareholders.

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Entic. Entic Inc. (“Entic”) provides a cloud-based software that uses proprietary wireless sensors and advanced analytics to reduce energy consumption. Blackstone, which holds a minority position in and participates as a member of the board of Entic, receives an indirect benefit resulting from payments for such services. These fees do not offset the advisory fees payable by the shareholders. Part of Blackstone’s investment includes performance-based warrants giving Blackstone managed funds the ability to earn shares of stock based on usage of Entic.

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Equity Healthcare. Equity Healthcare LLC (“Equity Healthcare”) is a Blackstone affiliate that negotiates with providers of standard administrative services for health benefit plans and other related services for cost discounts, quality of service monitoring, data services and clinical consulting. Because of the combined purchasing power of its client participants, which include unaffiliated third parties, Equity Healthcare is able to negotiate pricing terms that are believed to be more favorable than those that the portfolio companies could obtain on an individual basis. The fees received by Equity Healthcare in connection with services provided to investments will not offset the advisory fee payable by the shareholders.

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Optiv. Optiv is a portfolio company held by certain Blackstone private equity funds that provides a full slate of information security services and solutions and may provide goods and services for the funds and their portfolio companies.

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BTIG. In December 2016, certain funds made a strategic minority investment in BTIG. BTIG is a global financial services firm that provides institutional trading, investment banking, research and related brokerage services and may provide goods and services for Other Clients or any of their portfolio companies and the Blackstone Tactical Opportunities Program.

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LNLS. Lexington National Land Services (“LNLS”) is a Blackstone affiliate that acts as an agent for one or more underwriters in issuing title policies and providing support services in connection with investments by Other Clients and their portfolio companies, affiliates and related parties, and third parties. LNLS focuses on transactions in rate-regulated states where the cost of title insurance is non-negotiable. LNLS currently does not perform services in nonregulated states for Other Clients unless (i) in the context of a portfolio transaction that includes properties in rate regulated states, (ii) as part of a syndicate of title insurance companies where the rate is negotiated by other insurers or their agents, (iii) when a third party is paying all or a material portion of the premium or (iv) when LNLS provides support services for compensation to the underwriter but does not negotiate the rate or issue the title policy to the insured. LNLS earns fees, which would have otherwise been paid to third parties, by providing title agency services and facilitating the placement of title insurance with underwriters and otherwise providing the support services described in (iv) above.

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Refinitiv. In October 2018, a consortium led by Blackstone acquired a 55% equity stake of Refinitiv, formerly the Financial & Risk division of Thomson Reuters, which includes the Evaluated Pricing Service (formerly known as Thomson Reuters Pricing Service). From time to time, Refinitiv is expected to provide valuation and other services to the Fund on an arms-length basis.

Allocation of Personnel. GSO / Blackstone and their respective members, partners, officers and employees will devote as much of their time to the activities of the Fund as they deem necessary to conduct its business affairs in an appropriate manner. By the terms of the investment sub-advisory agreement, GSO / Blackstone is not restricted from forming additional investment funds, from entering into other investment advisory relationships or from engaging in other business activities, even though such activities may be in competition with the Fund and/or may involve substantial time and resources of GSO / Blackstone. These activities could be viewed as creating a conflict of interest in that the time and effort of the members of GSO / Blackstone and GSO, and their officers and employees will not be devoted exclusively to the business of the Fund, but will be allocated between the business of the Fund and the management of the monies of such other advisees of GSO / Blackstone and GSO. Time spent on these other initiatives diverts attention from the activities of the Fund, which could negatively impact the Fund and shareholders. Furthermore, GSO and GSO personnel derive financial benefit from these other activities, including fees and performance-based compensation. Firm personnel outside of GSO may share in the fees and performance-based compensation from the Fund; similarly, GSO personnel may share in the fees and performance-based compensation generated by Other Clients. These and other factors create conflicts of interest in the allocation of time by Firm personnel. GSO’s determination of the amount of time necessary to conduct the Fund’s activities will be conclusive, and shareholders rely on GSO’s judgment in this regard.

Portfolio Company Data. The Firm receives or obtains various kinds of portfolio company/entity data and information (including from portfolio companies and/or entities of the Fund), including data and information relating to business operations, trends, budgets, customers and other metrics (this includes data that is sometimes referred to as “big data”). As a result, the Firm may be better able to anticipate macroeconomic and other trends, and otherwise develop investment themes, as a result of information learned from a portfolio company and/or entity. The Firm has entered and may further enter into information sharing and user arrangements with portfolio companies and/or entities that may give the Firm access to data that it would not otherwise obtain in the ordinary course. The Firm may further engage in information sharing of such data with the Fund, Other Clients, and their portfolio companies, related parties and service providers. Although the Firm believes that these activities improve the Firm’s investment management activities on behalf of the Fund and Other Clients, information obtained from the Fund and portfolio companies also provides material benefits to Blackstone, GSO or Other Clients without compensation or other benefit accruing to the Fund or shareholders. For example, information from a portfolio company owned by the Fund may enable the Firm to better understand a particular industry and execute trading and investment strategies in reliance on that understanding for Blackstone, GSO and Other Clients that do not own an interest in the portfolio company, without compensation or benefit to the Fund or portfolio companies.

Furthermore, except for contractual obligations to third parties to maintain confidentiality of certain information, and regulatory limitations on the use of material nonpublic information, the Firm is generally free to use data and information from the Fund’s activities to assist in the pursuit of the Firm’s various other activities, including to trade for the benefit of the Firm and/or an Other Client in the securities of unaffiliated issuers while using or otherwise being in possession of such information. Any confidentiality obligations in the investment sub-advisory agreement do not limit the Firm’s ability to do so. For example, the Firm’s ability to trade in securities of an issuer relating to a specific industry may, subject to applicable law, be enhanced by information of a portfolio company and/or entity in the same or related industry. Such trading may provide a material benefit to the Firm without compensation or other benefit to the Fund or shareholders.

The Firm believes that access to this information furthers the interests of the Shareholders by providing opportunities for operational improvements across portfolio companies and/or entities and in connection with the Fund’s investment management activities. Subject to appropriate contractual arrangements, the Firm may also utilize such information outside of the Fund’s activities in a manner that provides a material benefit to the Firm and/or its affiliates, but not the Fund. The sharing and use of “big data” and other information presents potential conflicts of interest and investors acknowledge and agree that any corresponding/resulting benefits received by the Firm will not be subject to management fee offset provisions or otherwise shared with shareholders. As a result, GSO / Blackstone may have an incentive to pursue investments in companies and/or entities based on their data and information and/or to utilize such information in a manner that benefits the Firm.

Material, Non-Public Information. GSO may come into possession of material non-public information with respect to an issuer. Should this occur, GSO would be restricted from buying, originating or selling securities, loans of, or derivatives with respect to, the issuer on behalf of the Fund until such time as the information becomes public or is no longer deemed material such that it would preclude the Fund from participating in an investment. Disclosure of such information to GSO / Blackstone’s personnel responsible for the affairs of the Fund will be on a need-to-know basis only, and the Fund may not be free to act for the Fund upon any such information. Therefore, the Fund may not have access to material non-public information in the possession of GSO that might be relevant to an investment decision to be made for the Fund. In addition, GSO, in an effort to avoid buying or selling restrictions on behalf of the Fund or Other Clients, may choose to forgo an opportunity to receive (or elect not to receive) information that other market participants or counterparties, including those with the same positions in the issuer as the Fund, are eligible to receive or have received, even if possession of such information would otherwise be advantageous to the Fund.

In addition, affiliates of GSO within Blackstone may come into possession of material non-public information with respect to an issuer. Should this occur, GSO may be restricted from buying, originating or selling securities, loans of, or derivatives with respect to, the issuer on behalf of the Fund if the Firm deemed such restriction appropriate. Disclosure of such information to GSO / Blackstone’s personnel responsible for the affairs of the Fund will be on a need-to-know basis only, and the Fund may not be free to act upon any such information. Therefore, the Fund may not have access to material non-public information in the possession of the Firm that might be relevant to an investment decision to be made by the Fund. Accordingly, the Fund may not be able to initiate a transaction that it otherwise might have initiated and may not be able to sell an investment that it otherwise might have sold.

Other Trading and Investing Activities. Certain Other Clients may invest in securities of publicly traded companies that are actual or potential issuers of the Fund. The trading activities of those vehicles may differ from or be inconsistent with activities that are undertaken for the account of the Fund in such securities or related securities. In addition, the Fund might not pursue an investment in an issuer as a result of such trading activities by Other Clients.

Possible Future Activities. The Firm and its affiliates may expand the range of services that it provides over time. Except as provided herein, the Firm and its affiliates will not be restricted in the scope of its business or in the performance of any such services (whether now offered or undertaken in the future) even if such activities could give rise to conflicts of interest, and whether or not such conflicts are described herein. The Firm and its affiliates have, and will continue to develop, relationships with a significant number of companies, financial sponsors and their senior managers, including relationships with clients who may hold or may have held investments similar to those intended to be made by the Fund. These clients may themselves represent appropriate investment opportunities for the Fund or may compete with the Fund for investment opportunities.

Regulatory Inquiries. Blackstone is subject to extensive regulation, including periodic examinations, by governmental agencies and self-regulatory organizations in the jurisdictions in which it operates around the world. These authorities have regulatory powers dealing with many aspects of financial services, including the authority to grant, and in specific circumstances to cancel, permissions to carry on particular activities. Many of these regulators, including U.S. and foreign government agencies and self-regulatory organizations, as well as state securities commissions in the United States, are also empowered to conduct investigations and administrative proceedings that can result in fines, suspensions of personnel, changes in policies, procedures or disclosure or other sanctions, including censure, the issuance of cease-and-desist orders, the suspension or expulsion of a broker-dealer or investment adviser from registration or memberships or the commencement of a civil or criminal lawsuit against Blackstone or its personnel. Blackstone is regularly subject to requests for information and informal or formal investigations by the SEC and other regulatory authorities, with which Blackstone routinely cooperates and even historical practices that have been previously examined are being revisited. Even if an investigation or proceeding did not result in a sanction or the sanction imposed against Blackstone or its personnel by a regulator were small in monetary amount, the adverse publicity relating to the investigation, proceeding or imposition of these sanctions could harm Blackstone, GSO, GSO / Blackstone and the Fund. While it is difficult to predict what impact, if any, the foregoing may have, there can be no assurance that any of the foregoing, whether applicable to Blackstone or GSO specifically or the underlying funds in which Blackstone or GSO invests generally, would not have a material adverse effect on the Fund and its ability to achieve its investment objective. As a result, there can be no assurance that any of the foregoing will not have an adverse impact on Blackstone, GSO or GSO / Blackstone or otherwise impede the Fund’s ability to effectively achieve its investment objective.

Restrictions Arising under the Securities Laws. The Firm’s activities and the activities of Other Clients (including, without limitation, the holding of securities positions or having one of its employees on the board of directors of a portfolio company) could result in securities law restrictions (including under the 1940 Act) on transactions in securities held by the Fund, affect the prices of such securities or the ability of such entities to purchase, retain or dispose of such investments, or otherwise create conflicts of interest, any of which could have an adverse impact on the performance of the Fund and thus the return to the shareholders.

In addition, the 1940 Act limits the Fund’s ability to enter into certain transactions with certain of the Fund’s affiliates. As a result of these restrictions, the Fund may be prohibited from buying or selling any security directly from or to any portfolio company of a fund or account managed by the Firm. However, the Fund may under certain circumstances purchase any such portfolio company’s securities in the secondary market, which could create a conflict for GSO / Blackstone between its interests in the Fund and the portfolio company, in that the ability of GSO / Blackstone to act in the Fund’s best interest might be restricted by applicable law. The 1940 Act also prohibits certain “joint” transactions with certain of the Fund’s affiliates, which could include investments in the same portfolio company (whether at the same or different times) or buying investments from, or selling them to, Other Clients. These limitations may limit the scope of investment opportunities that would otherwise be available to the Fund.

Additional Potential Conflicts. The officers, directors, members, managers, and employees of GSO / Blackstone and GSO may trade in securities for their own accounts, subject to restrictions and reporting requirements as may be required by law or the Firm’s policies, or otherwise determined from time to time by GSO / Blackstone or GSO, as applicable. In addition, certain Other Clients may be subject to the 1940 Act or other regulations that, due to the role of the Firm, could restrict the ability of the Fund to buy investments from, to sell investments to or to invest in the same securities as, such Other Clients. Such regulations may have the effect of limiting the investment opportunities available to the Fund.

Potential Conflicts of Interest Risk. GSO / Blackstone will be subject to certain conflicts of interest in its management of the Fund. These conflicts will arise primarily from the involvement of Blackstone in other activities that may conflict with those of the Fund. Blackstone engages in a broad spectrum of activities. In the ordinary course of its business activities, Blackstone may engage in activities where the interests of certain divisions of

Blackstone or the interests of their clients may conflict with the interests of shareholders. Other present and future activities of Blackstone may give rise to additional conflicts of interest. In the event that a conflict of interest arises, GSO / Blackstone will attempt to resolve such conflicts in a fair and equitable manner.

In addressing these conflicts and regulatory, legal and contractual requirements across its various businesses, Blackstone has implemented certain policies and procedures (e.g., information walls) that may reduce the positive firm-wide synergies that GSO / Blackstone may have potentially utilized for purposes of finding attractive investments. Additionally, Blackstone may limit a client and/or its portfolio companies from engaging in agreements with or related to companies in which any fund of Blackstone has or has considered making an investment or which is otherwise an advisory client of Blackstone and/or from time to time restrict or otherwise limit the ability of the Fund to make investments in or otherwise engage in businesses or activities competitive with companies or other clients of Blackstone, either as result of contractual restrictions or otherwise. Finally, Blackstone has in the past entered, and is likely in the future to enter, into one or more strategic relationships in certain regions or with respect to certain types of investments that, although possibly intended to provide greater opportunities for the Fund, may require the Fund to share such opportunities or otherwise limit the amount of an opportunity the Fund can otherwise take.

As part of its regular business, Blackstone provides a broad range of services other than those provided by GSO / Blackstone , including investment banking, underwriting, capital markets syndication and advisory (including underwriting), placement, financial advisory, restructuring and advisory, consulting, asset/property management, mortgage servicing, insurance (including title insurance), monitoring, commitment, syndication, origination, servicing, management consulting and other similar operational and finance matters, healthcare consulting/brokerage, group purchasing, organizational, operational, loan servicing, financing, divestment and other services. In addition, Blackstone may provide services in the future beyond those currently provided. The Fund will not receive a benefit from the fees or profits derived from such services. In such a case, a client of Blackstone would typically require Blackstone to act exclusively on its behalf. This request may preclude all of Blackstone clients (including the Fund) from participating in related transactions that would otherwise be suitable. Blackstone will be under no obligation to decline any such engagements in order to make an investment opportunity available to the Fund. In connection with its other businesses, Blackstone will likely come into possession of information that limits its ability to engage in potential transactions. The Fund’s activities are expected to be constrained as a result of the inability of the personnel of Blackstone to use such information. For example, employees of Blackstone from time to time are prohibited by law or contract from sharing information with members of GSO / Blackstone’s investment team that would be relevant to monitoring the Fund’s portfolio and other investment decisions. Additionally, there are expected to be circumstances in which one or more of certain individuals associated with Blackstone will be precluded from providing services related to the Fund’s activities because of certain confidential information available to those individuals or to other parts of Blackstone (e.g., trading may be restricted). Blackstone has long term relationships with a significant number of corporations and their senior management. In determining whether to invest in a particular transaction on behalf of the Fund, GSO / Blackstone will consider those relationships, and may decline to participate in a transaction as a result of such relationships. To the extent permitted by the 1940 Act, the Fund may also co-invest with clients of Blackstone in particular investment opportunities, and the relationship with such clients could influence the decisions made by GSO / Blackstone with respect to such investments. The Fund may be forced to sell or hold existing investments (possibly at disadvantageous times or under disadvantageous conditions) as a result of various relationships that Blackstone may have or transactions or investments Blackstone and its affiliates may make or have made. The inability to transact in any security, derivative or loan held by the Fund could result in significant losses or lost opportunity costs to the Fund.

THE ADMINISTRATOR, SUB-ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT

Administrator. SSGA FM serves as the administrator to each series of the Trust, pursuant to an Administration Agreement dated June 1, 2015 (the “SSGA Administration Agreement”). Pursuant to the SSGA Administration Agreement, SSGA FM is obligated to continuously provide business management services to the Trust and its series and will generally, subject to the general oversight of the Trustees and except as otherwise provided in the SSGA Administration Agreement, manage all of the business and affairs of the Trust.

Sub-Administrator, Custodian and Transfer Agent. State Street serves as the sub-administrator to each series of the Trust, pursuant to a Sub-Administration Agreement dated June 1, 2015 (the “Sub-Administration Agreement”). Under the Sub-Administration Agreement, State Street is obligated to provide certain administrative services to the Trust and its series. State Street is a wholly owned subsidiary of State Street Corporation, a publicly held financial holding company, and is affiliated with the Adviser. State Street’s mailing address is State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111.

State Street also serves as Custodian for the Trust’s series pursuant to a custodian agreement (“Custodian Agreement”). As Custodian, State Street holds Fund assets, calculates the net asset value of the Shares and calculates net income and realized capital gains or losses. State Street and the Trust will comply with the self-custodian provisions of Rule 17f-2 under the 1940 Act.

State Street also serves as Transfer Agent for each series of the Trust pursuant to a transfer agency agreement (“Transfer Agency Agreement”).

Compensation. As compensation for its services provided under the SSGA Administration Agreement, SSGA FM shall receive fees for the services, calculated based on the average aggregate net assets of the Trust which are accrued daily and paid monthly out of its management fee.

As compensation for its services under the Sub-Administration Agreement, the Custodian Agreement, and the Transfer Agency Agreement, State Street shall receive an annual fixed fee per Fund. In addition, State Street shall receive global safekeeping and transaction fees, which are calculated on a per-country basis, in-kind creation (purchase) and redemption transaction fees (as described below) and revenue on certain cash balances. State Street may be reimbursed by the series of the Trust for its out-of-pocket expenses. The Investment Advisory Agreement provides that the Adviser will pay certain operating expenses of the Trust, including the fees due to State Street under the Custodian Agreement and the Transfer Agency Agreement.

SECURITIES LENDING ACTIVITIES

The Trust’s Board has approved the Fund’s participation in a securities lending program. Under the securities lending program, the Fund has retained State Street to serve as the securities lending agent. The Fund did not engage in securities lending activities during the fiscal year ended June 30, 2019.

THE DISTRIBUTOR

State Street Global Advisors Funds Distributors, LLC is the principal underwriter and Distributor of Shares. Its principal address is One Iron Street, Boston, Massachusetts 02210. Investor information can be obtained by calling 1-866-787-2257. The Distributor has entered into a distribution agreement (“Distribution Agreement”) with the Trust pursuant to which it distributes Shares of the Fund. The Distribution Agreement will continue for two years from its effective date and is renewable annually thereafter. Shares will be continuously offered for sale by the Trust through the Distributor only in Creation Units, as described in the Prospectus and below under “Purchase and Redemption of Creation Units.” Shares in less than Creation Units are not distributed by the Distributor. The Distributor will deliver the Prospectus to persons purchasing Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and a member of the Financial Industry Regulatory Authority (“FINRA”). The Distributor has no role in determining the investment policies of the Trust or which securities are to be purchased or sold by the Trust. An affiliate of the Distributor may assist Authorized Participants (as defined below) in assembling shares to purchase Creation Units or upon redemption, for which it may receive commissions or other fees from such Authorized Participants. An affiliate of the Distributor also receives compensation from State Street for providing on-line creation and redemption functionality to Authorized Participants through its Fund Connect application.

The Adviser or Distributor, or an affiliate of the Adviser or Distributor, may directly or indirectly make cash payments to certain broker-dealers for participating in activities that are designed to make registered representatives and other professionals more knowledgeable about exchange traded products, including the SPDR funds, or for other activities, such as participation in marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems. As of the date of this SAI, the Adviser and/or Distributor had arrangements whereby they may make payments, other than for the educational programs and marketing activities described above, to Charles Schwab & Co., Inc. (“Schwab”), Pershing LLC (“Pershing”), RBC Capital Markets, LLC (“RBC”), TD Ameritrade, Inc. (“TD Ameritrade”), Morgan Stanley Wealth Management, LLC (“MSWM”), National Financial Services, LLC and Fidelity Brokerage Services, LLC (together, “Fidelity”). These amounts, which may be significant, are paid by the Adviser and/or Distributor from their own resources and not from Fund assets. Pursuant to these arrangements, Schwab, Pershing, RBC, TD Ameritrade, MSWM and Fidelity have agreed to offer certain SPDR funds to their customers and not to charge certain of their customers any commissions when those customers purchase or sell shares of certain SPDR funds. Payments to a broker-dealer or intermediary may create potential conflicts of interest between the broker dealer or intermediary and its clients. In addition, the Adviser or Distributor, or an affiliate of the Adviser or Distributor, as well as an index provider that is not affiliated with the Adviser or Distributor, may also reimburse expenses or make payments from their own assets to other persons in consideration of services or other activities that they believe may benefit the SPDR business or facilitate investment in SPDR funds.

The Distribution Agreement provides that it may be terminated at any time, without the payment of any penalty, as to the Fund: (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund, on at least 60 days’ written notice to the Distributor. The Distribution Agreement is also terminable upon 60 days’ notice by the Distributor and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

The continuation of the Distribution Agreement and any other related agreements is subject to annual approval of the Board, including by a majority of the Independent Trustees, as described above.

The Distributor may also enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Unit aggregations of Shares. Such Soliciting Dealers may also be Participating Parties (as defined in the “Book Entry Only System” section below) and/or DTC Participants (as defined below).

Pursuant to the Distribution Agreement, the Trust has agreed to indemnify the Distributor, and may indemnify Soliciting Dealers and Authorized Participants (as described below) entering into agreements with the Distributor, for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its obligations and duties under the Distribution Agreement or other agreement, as applicable.

BROKERAGE TRANSACTIONS

All portfolio transactions are placed on behalf of the Fund by the Adviser. Purchases and sales of securities on a securities exchange are affected through brokers who charge a commission for their services. Ordinarily commissions are not charged on over the counter orders (e.g., fixed income securities) because the Fund pays a spread which is included in the cost of the security and represents the difference between the dealer’s quoted price at which it is willing to sell the security and the dealer’s quoted price at which it is willing to buy the security. When the Fund executes an over the counter order with an electronic communications network or an alternative trading system, a commission is charged because electronic communications networks and alternative trading systems execute such orders on an agency basis. Securities may be purchased from underwriters at prices that include underwriting fees.

In placing a portfolio transaction, the Adviser seeks to achieve best execution. The Adviser’s duty to seek best execution requires the Adviser to take reasonable steps to obtain for the client as favorable an overall result as possible for Fund portfolio transactions under the circumstances, taking into account various factors that are relevant to the particular transaction.

The Adviser refers to and selects from the list of approved trading counterparties maintained by the Adviser’s Credit Risk Management team. In selecting a trading counterparty for a particular trade, the Adviser seeks to weigh relevant factors including, but not limited to the following:

•	Prompt and reliable execution;

•	The competitiveness of commission rates and spreads, if applicable;

•	The financial strength, stability and/or reputation of the trading counterparty;

•	The willingness and ability of the executing trading counterparty to execute transactions (and commit capital) of size in liquid and illiquid markets without disrupting the market for the security;

•	Local laws, regulations or restrictions;

•	The ability of the trading counterparty to maintain confidentiality;

•	The availability and capability of execution venues, including electronic communications networks for trading and execution management systems made available to Adviser;

•	Market share;

•	Liquidity;

•	Price;

•	Execution related costs;

•	History of execution of orders;

•	Likelihood of execution and settlement;

•	Order size and nature;

•	Clearing and settlement capabilities, especially in high volatility market environments;

•	Availability of lendable securities;

•	Sophistication of the trading counterparty’s trading capabilities and infrastructure/facilities;

•	The operational efficiency with which transactions are processed and cleared, taking into account the order size and complexity;

•	Speed and responsiveness to the Adviser;

•	Access to secondary markets;

•	Counterparty exposure; and

•	Any other consideration the Adviser believes is relevant to the execution of the order.

In selecting a trading counterparty, the price of the transaction and costs related to the execution of the transaction typically merit a high relative importance, depending on the circumstances. The Adviser does not necessarily select a trading counterparty based upon price and costs but may take other relevant factors into account if it believes that these are important in taking reasonable steps to obtain the best possible result for the Fund under the circumstances. Consequently, the Adviser may cause a client to pay a trading counterparty more than another trading counterparty might have charged for the same transaction in recognition of the value and quality of the brokerage services provided. The following matters may influence the relative importance that the Adviser places upon the relevant factors:

(i) The nature and characteristics of the order or transaction. For example, size of order, market impact of order, limits, or other instructions relating to the order;

(ii) The characteristics of the financial instrument(s) or other assets which are the subject of that order. For example, whether the order pertains to an equity, fixed income, derivative or convertible instrument;

(iii) The characteristics of the execution venues to which that order can be directed, if relevant. For example, availability and capabilities of electronic trading systems;

(iv) Whether the transaction is a ‘delivery versus payment’ or ‘over the counter’ transaction. The creditworthiness of the trading counterparty, the amount of existing exposure to a trading counterparty and trading counterparty settlement capabilities may be given a higher relative importance in the case of ‘over the counter’ transactions; and

(v) Any other circumstances relevant the Adviser believes is relevant at the time.

The process by which trading counterparties are selected to effect transactions is designed to exclude consideration of the sales efforts conducted by broker-dealers in relation to the Fund.

The Adviser does not currently use the Fund’s assets in connection with third party soft dollar arrangements. While the Adviser does not currently use “soft” or commission dollars paid by the Fund for the purchase of third party research, the Adviser reserves the right to do so in the future.

GSO. GSO is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions. With respect to fixed income instruments and other types of securities, the Fund may (i) purchase securities in the over-the-counter market from an underwriter or dealer serving as market maker for the securities, in which case the price includes a fixed amount of compensation to the underwriter or dealer, and (ii) purchase and sell listed securities on an exchange, which are effected through brokers who charge a commission for their services. Affiliates of GSO may participate in the primary and secondary market for fixed income instruments. Because of certain limitations imposed by the 1940 Act, this may restrict the Fund’s ability to acquire some fixed income instruments. GSO does not believe that this will have a material effect on the Fund’s ability to acquire fixed income instruments consistent with its investment policies. Sales to dealers are effected at bid prices.

Payments of commissions to brokers who are affiliated persons of the Fund (or affiliated persons of such persons) will be made in accordance with Rule 17e-1 under the 1940 Act.

Commissions paid on such transactions would be commensurate with the rate of commissions paid on similar transactions to brokers that are not so affiliated.

GSO is responsible for placing portfolio transactions and will do so in a manner deemed fair and reasonable to the Fund and not according to any formula. The primary consideration in all portfolio transactions is prompt execution of orders in an effective manner at the most favorable price. In selecting broker-dealers and in negotiating prices and any brokerage commissions on such transactions, GSO considers the firm’s reliability, integrity and financial condition and the firm’s execution capability, the size and breadth of the market for the security, the size of and difficulty in executing the order, and the best net price. There may be instances when, in the judgment of GSO, more than one firm can offer comparable execution services.

A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that GSO determine in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of GSO to the Fund and its other clients and that the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long-term. The advisory fees that the Fund pays to GSO will not be reduced as a consequence of GSO’s receipt of brokerage and research services. To the extent that portfolio transactions are used to obtain such services, the brokerage commissions paid by the Fund will exceed those that might otherwise be paid by an amount that cannot be presently determined. Such services generally would be useful and of value to GSO in serving one or more of its other clients and, conversely, such services obtained by the placement of brokerage business of other clients generally would be useful to GSO in carrying out its obligations to the Fund. While such services are not expected to reduce the expenses of GSO, GSO would, through use of the services, avoid the additional expenses that would be incurred if it should attempt to develop comparable information through its own staff. Commission rates for brokerage transactions on foreign stock exchanges are generally fixed.

One or more of the other accounts that GSO manages may own from time to time some of the same investments as the Fund. Investment decisions for the Fund are made independently from those of such other investment companies or accounts; however, from time to time, the same investment decision may be made for more than one company or account. When two or more companies or accounts seek to purchase or sell the same securities, the securities actually purchased or sold will be allocated among the companies and accounts on a good faith equitable basis, usually on a pro rata basis, by GSO in its discretion in accordance with the accounts’ various investment objectives. Such allocations are based upon the written procedures of GSO. In some cases, this system may adversely affect the price or size of the position obtainable for the Fund. In other cases, however, the ability of the Fund to participate in volume transactions may produce better execution for the Fund. It is the opinion of GSO that this advantage, when combined with the other benefits available due to GSO’s organization, outweighs any disadvantages that may exist from exposure to simultaneous transactions.

Portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund. Because it is difficult to predict accurately portfolio turnover rates, actual turnover may be higher or lower than expected. Higher portfolio turnover results in increased Fund costs, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of securities and on the reinvestment in other securities.

The Fund has not paid any brokerage commissions for the past three fiscal years ended June 30. Brokerage commissions paid by the Fund may be substantially different from year to year for multiple reasons, including market volatility, the demand for the Fund, or increases or decreases in trading volume.

Securities of “Regular Broker-Dealers.” The Fund is required to identify any securities of its “regular brokers and dealers” (as such term is defined in the 1940 Act) which it may hold at the close of its most recent fiscal year. “Regular brokers or dealers” of the Trust are the ten brokers or dealers that, during the most recent fiscal year: (i) received the greatest dollar amounts of brokerage commissions from the Trust’s portfolio transactions; (ii) engaged as principal in the largest dollar amounts of portfolio transactions of the Trust; or (iii) sold the largest dollar amounts of the Trust’s shares.

Holdings in Securities of Regular Broker-Dealers as of June 30, 2019.

Citigroup Global Markets Inc.	$3,878,332
JPMorgan Chase & Co.	$1,967,740
Merrill Lynch, Pierce, Fenner & Smith Incorporated	$1,076,568
Morgan Stanley & Co. LLC	$966,949
Goldman Sachs & Co. LLC	$437,022
Cantor Fitzgerald & Co.	$338,160
Credit Suisse Securities (USA) LLC	$131,169
UBS Securities LLC	$74,442
Deutsche Bank Securities Inc.	$28,341

Portfolio Turnover. Portfolio turnover may vary from year to year, as well as within a year. High turnover rates are likely to result in comparatively greater brokerage expenses or transaction costs. The overall reasonableness of brokerage commissions and transaction costs is evaluated by the Adviser based upon its knowledge of available information as to the general level of commissions and transaction costs paid by other institutional investors for comparable services.

BOOK ENTRY ONLY SYSTEM

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “ADDITIONAL PURCHASE AND SALE INFORMATION.”

The Depository Trust Company (“DTC”) acts as securities depositary for the Shares. Shares of the Fund are represented by securities registered in the name of DTC or its nominee, Cede & Co., and deposited with, or on behalf of, DTC. Except in the limited circumstance provided below, certificates will not be issued for Shares. DTC, a limited-purpose trust company, was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange (“NYSE”) and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”). Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of Shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the Shares of the Fund held by each DTC Participant. The Trust, either directly or through a third party service, shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust, either directly or through a third party service, shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant and/or third party service a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in Shares of the Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may determine to discontinue providing its service with respect to Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to issue and deliver printed certificates representing ownership of Shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Exchange.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Although the Fund does not have information concerning its beneficial ownership held in the names of DTC Participants, as of October 4, 2019, the names, addresses and percentage ownership of each DTC Participant that owned of record 5% or more of the outstanding Shares of the Fund were as follows:

Fund	Name and Address	Percentage of Ownership
SPDR Blackstone / GSO Senior Loan ETF	Goldman Sachs & Co. LLC 180 Maiden Lane New York, NY 10038	18.94%
	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	11.25%
	State Street Bank and Trust Company 1776 Heritage Drive North Quincy, MA 02171	8.95%
	The Bank of New York Mellon One Wall Street, 5th Floor New York, NY 10286	6.76%
	National Financial Services Corporation 200 Liberty Street New York, NY 10281	6.73%
	Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II Jersey City, NJ 07311	6.28%
	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	6.16%
	Merrill Lynch, Pierce, Fenner & Smith Incorporated 1 Bryant Park New York, NY 10036	5.96%

An Authorized Participant (as defined below) may hold of record more than 25% of the outstanding Shares of the Fund. From time to time, Authorized Participants may be a beneficial and/or legal owner of the Fund, may be affiliated with an index provider, may be deemed to have control of the Fund and/or may be able to affect the outcome of matters presented for a vote of the shareholders of the Fund. Authorized Participants may execute an irrevocable proxy granting the Distributor or another affiliate of State Street (the “Agent”) power to vote or abstain from voting such Authorized Participant’s beneficially or legally owned Shares of the Fund. In such cases, the Agent shall mirror vote (or abstain from voting) such Shares in the same proportion as all other beneficial owners of the Fund.

As of October 4, 2019, to the knowledge of the Trust, no persons held of record or beneficially through one or more accounts 25% or more of the outstanding shares of the Fund.

The Trustees and Officers of the Trust, as a group, own less than 1% of the Trust’s voting securities as of the date of this SAI.

PURCHASE AND REDEMPTION OF CREATION UNITS

The Fund issues and redeems its Shares on a continuous basis, at net asset value, only in a large specified number of Shares called a “Creation Unit,” principally in cash for the value of such securities. The value of the Fund is determined once each business day, normally as of the Closing Time, except weekends and the following holidays: New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value of the Fund is determined once each business day, normally as of the Closing Time. Creation Unit sizes are 50,000 Shares per Creation Unit. The Creation Unit size for the Fund may change. Authorized Participants (as defined below) will be notified of such change. The principal consideration for creations and redemptions may change at any time without notice.

PURCHASE (CREATION). The Trust issues and sells Shares of the Fund only in Creation Units on a continuous basis through the Principal Underwriter, without a sales load (but subject to transaction fees), at their NAV per share next determined after receipt of an order, on any Business Day (as defined below), in proper form pursuant to the terms of the Authorized Participant Agreement (“Participant Agreement”). A “Business Day” with respect to the Fund is, generally, any day on which the NYSE is open for business.

FUND DEPOSIT. The consideration for purchase of a Creation Unit of the Fund generally consists of either (i) the in-kind deposit of a designated portfolio of securities (the “Deposit Securities”) per each Creation Unit and the Cash Component (defined below), computed as described below or (ii) the cash value of the Deposit Securities (“Deposit Cash”) and “Cash Component,” computed as described below. When accepting purchases of Creation Units for cash, the Fund may incur additional costs associated with the acquisition of Deposit Securities that would otherwise be provided by an in-kind purchaser.

Together, the Deposit Securities or Deposit Cash, as applicable, and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of the Fund. The “Cash Component”, which may include a Dividend Equivalent Payment, is an amount equal to the difference between the net asset value of the Shares (per Creation Unit) and the market value of the Deposit Securities or Deposit Cash, as applicable. The “Dividend Equivalent Payment” enables the Fund to make a complete distribution of dividends on the day preceding the next dividend payment date, and is an amount equal, on a per Creation Unit basis, to the dividends on all the portfolio securities of the Fund (“Dividend Securities”) with ex-dividend dates within the accumulation period for such distribution (the “Accumulation Period”), net of expenses and liabilities for such period, as if all of the Dividend Securities had been held by the Fund for the entire Accumulation Period. The Accumulation Period begins on the ex-dividend date for the Fund and ends on the day preceding the next ex-dividend date. If the Cash Component is a positive number (i.e., the net asset value per Creation Unit exceeds the market value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such positive amount. If the Cash Component is a negative number (i.e., the net asset value per Creation Unit is less than the market value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such negative amount and the creator will be entitled to receive cash in an amount equal to the Cash Component. The Cash Component serves the function of compensating for any differences between the net asset value per Creation Unit and the market value of the Deposit Securities or Deposit Cash, as applicable. Computation of the Cash Component excludes any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities, if applicable, which shall be the sole responsibility of the Authorized Participant (as defined below).

The Custodian, through NSCC, makes available on each Business Day, prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time), the list of the names and the required number of shares of each Deposit Security or the required amount of Deposit Cash, as applicable, to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for the Fund. Such Fund Deposit is subject to any applicable adjustments as described below, in order to effect purchases of Creation Units of the Fund until such time as the next-announced composition of the Deposit Securities or the required amount of Deposit Cash, as applicable, is made available.

The identity and number of shares of the Deposit Securities or the amount of Deposit Cash, as applicable, required for a Fund Deposit for the Fund changes as rebalancing adjustments, interest payments and corporate action events are reflected from time to time by the Adviser with a view to the investment objective of the Fund. Information regarding the Fund Deposit necessary for the purchase of a Creation Unit is made available to Authorized Participants and other market participants seeking to transact in Creation Unit aggregations.

As noted above, the Trust reserves the right to permit or require the substitution of Deposit Cash to replace any Deposit Security, which shall be added to the Cash Component, including, without limitation, situations where the Deposit Security: (i) may not be available in sufficient quantity for delivery, (ii) may not be eligible for transfer through the systems of DTC for corporate securities and municipal securities; (iii) may not be eligible for trading by an Authorized Participant (as defined below) or the investor for which it is acting; (iv) would be restricted under the securities laws or where the delivery of the Deposit Security to the Authorized Participant would result in the disposition of the Deposit Security by the Authorized Participant becoming restricted under the securities laws, or (v) in certain other situations (collectively, “non-standard orders”). The Trust also reserves the right to: permit or require the substitution of Deposit Securities in lieu of Deposit Cash. The adjustments described above will reflect changes, known to the Adviser on the date of announcement to be in effect by the time of delivery of the Fund Deposit, resulting from certain corporate actions.

PROCEDURES FOR PURCHASE OF CREATION UNITS. To be eligible to place orders with the Principal Underwriter, as facilitated via the Transfer Agent, to purchase a Creation Unit of the Fund, an entity must be (i) a “Participating Party”, i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”), a clearing agency that is registered with the SEC; or (ii) a DTC Participant (see “Book Entry Only System”). In addition, each Participating Party or DTC Participant (each, an “Authorized Participant”) must execute a Participant Agreement that has been agreed to by the Principal Underwriter and the Transfer Agent, and that has been accepted by the Trust, with respect to purchases and redemptions of Creation Units. Each Authorized Participant will agree, pursuant to the terms of a Participant Agreement, on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that it will pay to the Trust, an amount of cash sufficient to pay the Cash Component together with the creation transaction fee (described below) and any other applicable fees, taxes and additional variable charge.

All orders to purchase Shares directly from the Fund, including non-standard orders, must be placed for one or more Creation Units and in the manner and by the time set forth in the Participant Agreement and/or the applicable order form. The date on which an order to purchase Creation Units (or an order to redeem Creation Units, as set forth below) is received and accepted is referred to as the “Order Placement Date.”

An Authorized Participant may require an investor to make certain representations or enter into agreements with respect to the order (e.g., to provide for payments of cash, when required). Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to purchase Shares directly from the Fund in Creation Units have to be placed by the investor’s broker through an Authorized Participant that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement and only a small number of such Authorized Participants may have international capabilities.

On days when the Exchange or the bond markets close earlier than normal, the Fund may require orders to create Creation Units to be placed earlier in the day. In addition, if a market or markets on which the Fund’s investments are primarily traded is closed, the Fund will also generally not accept orders on such day(s). Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement and in accordance with the applicable order form. Those placing orders through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order by the cut-off time. Economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Distributor or an Authorized Participant.

Fund Deposits must be delivered by an Authorized Participant through the Federal Reserve System (for cash and U.S. government securities), or through DTC (for corporate securities and municipal securities), through a subcustody agent (for foreign securities) and/or through such other arrangements allowed by the Trust or its agents. With respect to foreign Deposit Securities, the Custodian shall cause the subcustodian of the Fund to maintain an account into which the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, such Deposit Securities. Foreign Deposit Securities must be delivered to an account maintained at the applicable local subcustodian. The Fund Deposit transfer must be ordered by the Authorized Participant in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities or Deposit Cash, as applicable, to the account of the Fund or its agents by no later than the Settlement Date. The “Settlement Date” for the Fund is the third Business Day (“T+3”) after the Order Placement Date. All questions as to the number of Deposit Securities or Deposit Cash to be delivered, as applicable, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities or cash, as applicable, will be determined by the Trust, whose determination shall be final and binding. The amount of cash represented by the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian no later than the Settlement Date. If the Cash Component and the Deposit Securities or Deposit Cash, as applicable, are not received in a timely manner by the Settlement Date, the creation order may be cancelled. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then current NAV of the Fund. The delivery of Creation Units so created generally will occur no later than the third Business Day following the day on which the purchase order is deemed received by the Distributor.

The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to the applicable cut-off time and the federal funds in the appropriate amount are deposited by 2:00 p.m. or 3:00 p.m. Eastern time (per applicable instructions), with the Custodian on the Settlement Date. If the order is not placed in proper form as required, or federal funds in the appropriate amount are not received by 2:00 p.m. or 3:00 p.m. Eastern time (per applicable instructions) on the Settlement Date, then the order may be deemed to be rejected and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. A creation request is considered to be in “proper form” if all procedures set forth in the Participant Agreement, order form and this SAI are properly followed.

ISSUANCE OF A CREATION UNIT. Except as provided herein, Creation Units will not be issued until the transfer of good title to the Trust of the Deposit Securities or payment of Deposit Cash, as applicable, and the payment of the Cash Component have been completed. When the subcustodian has confirmed to the Custodian that the required Deposit Securities (or the cash value thereof) have been delivered to the account of the relevant subcustodian or subcustodians, the Principal Underwriter and the Adviser shall be notified of such delivery, and the Trust will issue and cause the delivery of the Creation Units.

In instances where the Trust accepts Deposit Securities for the purchase of a Creation Unit, the Creation Unit may be purchased in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the net asset value of the Shares on the date the order is placed in proper form since in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) an additional amount of cash equal to a percentage of the market value as set forth in the Participant Agreement, of the undelivered Deposit Securities (the “Additional Cash Deposit”), which shall be maintained in a separate non-interest bearing collateral account. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to the applicable percentage, as set forth in the Participant Agreement, of the daily marked to market value of the missing Deposit Securities. The Trust may use such Additional Cash Deposit to buy the missing Deposit Securities at any time. Authorized Participants will be liable to the Trust for all costs, expenses, dividends, income and taxes associated with missing Deposit Securities, including the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the day the purchase order was deemed received by the Principal Underwriter plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Trust and deposited into the Trust. In addition, a transaction fee as set forth below under “Creation Transaction Fees” will be charged in all cases and an additional variable charge may also be applied. The delivery of Creation Units so created generally will occur no later than the Settlement Date.

ACCEPTANCE OF ORDERS OF CREATION UNITS. The Trust reserves the absolute right to reject an order for Creation Units transmitted in respect of the Fund at its discretion, including, without limitation, if (a) the order is not in proper form; (b) the Deposit Securities or Deposit Cash, as applicable, delivered by the Participant are not as disseminated through the facilities of the NSCC for that date by the Custodian; (c) the investor(s), upon obtaining the Shares ordered, would own 80% or more of the currently outstanding Shares of the Fund; (d) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (e) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (f) the acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or the Adviser, have an adverse effect on the Trust or the rights of beneficial owners; (g) the acceptance or receipt of the order for a Creation Unit would, in the opinion of counsel to the Trust, be unlawful; or (h) in the event that circumstances outside the control of the Trust, the Custodian, the Transfer Agent and/or the Adviser make it for all practical purposes not feasible to process orders for Creation Units. Examples of such circumstances include acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Principal Underwriter, the Custodian, the Transfer Agent, DTC, NSCC, Federal Reserve System, or any other participant in the creation process, and other extraordinary events. The Trust or its agents shall communicate to the Authorized Participant its rejection of an order. The Trust, the Transfer Agent, the Custodian and the Principal Underwriter are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall either of them incur any liability for the failure to give any such notification. The Trust, the Transfer Agent, the Custodian and the Principal Underwriter shall not be liable for the rejection of any purchase order for Creation Units.

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.

REDEMPTION. Shares may be redeemed only in Creation Units at their net asset value next determined after receipt of a redemption request in proper form by the Fund through the Transfer Agent and only on a Business Day. EXCEPT UPON LIQUIDATION OF THE FUND, THE TRUST WILL NOT REDEEM SHARES IN AMOUNTS LESS THAN CREATION UNITS. Investors must accumulate enough Shares in the secondary market to constitute a Creation Unit in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit.

With respect to the Fund, the Custodian, through the NSCC, makes available prior to the opening of business on the Exchange (currently 9:30 a.m. Eastern time) on each Business Day, the list of the names and share quantities of the Fund’s portfolio securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (“Fund Securities”). Fund Securities received on redemption may not be identical to Deposit Securities.

Redemption proceeds for a Creation Unit are paid either in-kind or in cash or a combination thereof, as determined by the Trust. With respect to in-kind redemptions of the Fund, redemption proceeds for a Creation Unit will consist of Fund Securities — as announced by the Custodian prior to the opening of business on the Business Day of the request for redemption received in proper form plus cash in an amount equal to the difference between the net asset value of the Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less a fixed redemption transaction fee and any applicable additional variable charge as set forth below. In the event that the Fund Securities have a value greater than the net asset value of the Shares, a compensating cash payment equal to the differential is required to be made by or through an Authorized Participant by the redeeming shareholder. Notwithstanding the foregoing: at the Trust’s discretion, an Authorized Participant may receive the corresponding cash value of the securities in lieu of the in-kind securities value representing one or more Fund Securities.

PROCEDURES FOR REDEMPTION OF CREATION UNITS. Redemption proceeds from the Fund will be delivered to the redeeming Authorized Participant. The Fund may deliver redemption proceeds directly to a redeeming Authorized Participant. After the Trust has deemed an order for redemption received, the Trust will initiate procedures to transfer the requisite Fund Securities and the Cash Redemption Amount to the Authorized Participant by the Settlement Date. With respect to in-kind redemptions of the Fund, the calculation of the value of the Fund Securities and the Cash Redemption Amount to be delivered upon redemption will be made by the Custodian according to the procedures set forth under “Determination of Net Asset Value”, computed on the Business Day on which a redemption order is deemed received by the Trust. Therefore, if a redemption order in proper form is submitted to the Principal Underwriter by a DTC Participant by the specified time on the Order Placement Date, and the requisite number of Shares of the Fund are delivered to the Custodian prior to 2:00 p.m. or 3:00 p.m. Eastern time (per applicable instructions) on the Settlement Date, then the value of the Fund Securities and the Cash Redemption Amount to be delivered will be determined by the Custodian on such Order Placement Date. If the requisite number of Shares of the Fund are not delivered by 2:00 p.m. or 3:00 p.m. Eastern time (per applicable instructions) on the Settlement Date, the Fund will not release the underlying securities for delivery unless collateral is posted in such percentage amount of missing Shares as set forth in the Participant Agreement (marked to market daily).

With respect to in-kind redemptions of the Fund, in connection with taking delivery of shares of Fund Securities upon redemption of Creation Units, an Authorized Participant must maintain appropriate custody arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the Fund Securities are customarily traded (or such other arrangements as allowed by the Trust or its agents), to which account such Fund Securities will be delivered. Deliveries of redemption proceeds generally will be made within three Business Days, of the trade date. Due to the schedule of holidays in certain countries, however, the delivery of in-kind redemption proceeds may take longer than three Business Days, as applicable, after the day on which the redemption request is received in proper form. The section below entitled “Local Market Holiday Schedules” identifies the instances where more than seven days would be needed to deliver redemption proceeds. Pursuant to an order of the SEC, in respect of the Fund, the Trust will make delivery of in-kind redemption proceeds within the number of days stated in the Local Market Holidays section to be the maximum number of days necessary to deliver redemption proceeds. If the Authorized Participant has not made appropriate arrangements to take delivery of the Fund Securities in the applicable foreign jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of the Fund Securities in such jurisdiction, the Trust may, in its discretion, exercise its option to redeem such Shares in cash, and the Authorized Participant will be required to receive its redemption proceeds in cash.

If it is not possible to make other such arrangements, or if it is not possible to effect deliveries of the Fund Securities, the Trust may in its discretion exercise its option to redeem such Shares in cash, and the redeeming investor will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that the Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its Shares based on the NAV of Shares of the Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Trust’s brokerage and other transaction costs associated with the disposition of Fund Securities). The Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities but does not differ in net asset value.

An Authorized Participant submitting a redemption request is deemed to represent to the Trust that, as of the close of the Business Day on which the redemption request was submitted, it (or its client) will own (within the meaning of Rule 200 of Regulation SHO) or has arranged to borrow for delivery to the Trust on or prior to the Settlement Date of the redemption request, the requisite number of Shares of the Fund to be redeemed as a Creation Unit. In either case, the Authorized Participant is deemed to acknowledge that: (i) it (or its client) has full legal authority and legal right to tender for redemption the requisite number of Shares of the Fund and to receive the entire proceeds of the redemption; and (ii) if such Shares submitted for redemption have been loaned or pledged to another party or are the subject of a repurchase agreement, securities lending agreement or any other arrangement affecting legal or beneficial ownership of such Shares being tendered, there are no restrictions precluding the tender and delivery of such Shares (including borrowed shares, if any) for redemption, free and clear of liens, on the redemption Settlement Date. The Trust reserves the right to verify these representations at its discretion, but will typically require verification with respect to a redemption request from the Fund in connection with higher levels of redemption activity and/or short interest in the Fund. If the Authorized Participant, upon receipt of a verification request, does not provide sufficient verification of its representations as determined by the Trust, the redemption request will not be considered to have been received in proper form and may be rejected by the Trust.

Redemptions of Shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Fund Securities applicable to the redemption of Creation Units may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming investor of the Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment. Further, an Authorized Participant that is not a “qualified institutional buyer,” (“QIB”) as such term is defined under Rule 144A of the Securities Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A. An Authorized Participant may be required by the Trust to provide a written confirmation with respect to QIB status in order to receive Fund Securities.

The right of redemption may be suspended or the date of payment postponed with respect to the Fund (1) for any period during which the Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the Shares of the Fund or determination of the NAV of the Shares is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

REQUIRED EARLY ACCEPTANCE OF ORDERS. Notwithstanding the foregoing, as described in the Participant Agreement and/or the applicable order form, the Fund may require orders to be placed prior to the trade date, as described in the Participant Agreement or the applicable order form, in order to receive the trade date’s net asset value. The cut-off time to receive the trade date’s net asset value will not precede the calculation of the net asset value of the Fund’s shares on the prior Business Day. Orders to purchase Shares of the Fund that are submitted on the Business Day immediately preceding a holiday or a day (other than a weekend) that the equity markets in the relevant foreign market are closed may not be accepted. Authorized Participants may be notified that the cut-off time for an order may be earlier on a particular Business Day, as described in the Participant Agreement and the applicable order form.

CREATION AND REDEMPTION TRANSACTION FEES. A transaction fee, as set forth in the table below, is imposed for the transfer and other transaction costs associated with the purchase or redemption of Creation Units, as applicable. Authorized Participants will be required to pay a fixed creation transaction fee and/or a fixed redemption transaction fee, as applicable, on a given day regardless of the number of Creation Units created or redeemed on that day. The Fund may adjust the transaction fee from time to time. An additional charge or a variable charge (discussed below) will be applied to certain creation and redemption transactions, including non-standard orders and whole or partial cash purchases or redemptions. With respect to creation orders, Authorized Participants are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust and with respect to redemption orders, Authorized Participants are responsible for the costs of transferring the Fund Securities from the Trust to their account or on their order. Investors who use the services of a broker or other such intermediary may also be charged a fee for such services.

Creation and Redemption Transaction Fees:

FUND	TRANSACTION FEE*, **	MAXIMUM TRANSACTION FEE*, **
SPDR Blackstone / GSO Senior Loan ETF	$50	$200

*

From time to time, the Fund may waive all or a portion of its applicable transaction fee(s). An additional charge of up to three (3) times the standard transaction fee may be charged to the extent a transaction is outside of the clearing process.

**

In addition to the transaction fees listed above, the Fund may charge an additional variable fee for creations and redemptions in cash to offset brokerage and impact expenses associated with the cash transaction. The variable transaction fee will be calculated based on historical transaction cost data and the Adviser’s view of current market conditions; however, the actual variable fee charged for a given transaction may be lower or higher than the trading expenses incurred by the Fund with respect to that transaction.

DETERMINATION OF NET ASSET VALUE

The following information supplements and should be read in conjunction with the sections in the Prospectus entitled “PURCHASE AND SALE INFORMATION” and “ADDITIONAL PURCHASE AND SALE INFORMATION.”

Net asset value for the Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares outstanding. Expenses and fees, including the management fees, are accrued daily and taken into account for purposes of determining net asset value. The net asset value of the Fund is calculated by State Street and determined as of the close of the regular trading session on the NYSE (ordinarily 4:00 p.m. Eastern time) on each day that such exchange is open. Fixed-income assets are generally valued as of the announced closing time for trading in fixed-income instruments in a particular market or exchange. Creation/redemption order cut-off times may be earlier on any day that the Securities Industry and Financial Markets Association (or applicable exchange or market on which the Fund’s investments are traded) announces an early closing time.

Any assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at market rates on the date of valuation (generally as of 4:00 p.m. London time) as quoted by one or more sources.

In calculating the Fund’s net asset value, the Fund’s investments are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer) or (iii) based on amortized cost. The Fund relies on a third-party service provider for assistance with the daily calculation of the Fund’s NAV. The third-party service provider, in turn, relies on other parties for certain pricing data and other inputs used in the calculation of the Fund’s NAV. Therefore, the Fund is subject to certain operational risks associated with reliance on its service provider and that service provider’s sources of pricing and other data. NAV calculation may be adversely affected by operational risks arising from factors such as errors or failures in systems and technology. Such errors or failures may result in inaccurately calculated NAVs, delays in the calculation of NAVs and/or the inability to calculate NAV over extended time periods. The Fund may be unable to recover any losses associated with such failures. In the case of shares of other funds that are not traded on an exchange, a market valuation means such fund’s published net asset value per share. The Adviser may use various pricing services, or discontinue the use of any pricing service, as approved by the Board from time to time. A price obtained from a pricing service based on such pricing service’s valuation matrix may be considered a market valuation.

In the event that current market valuations are not readily available or are deemed unreliable, the Trust’s procedures require the Oversight Committee to determine a security’s fair value. In determining such value the Oversight Committee may consider, among other things, (i) price comparisons among multiple sources, (ii) a review of corporate actions and news events, and (iii) a review of relevant financial indicators (e.g., movement in interest rates and market indices). In these cases, the Fund’s net asset value may reflect certain portfolio securities’ fair values rather than their market prices. The fair value of a portfolio instrument is generally the price which the Fund might reasonably expect to receive upon its current sale in an orderly market between market participants. Ascertaining fair value requires a determination of the amount that an arm’s-length buyer, under the circumstances, would currently pay for the portfolio instrument. Fair value pricing involves subjective judgments and it is possible that the fair value determination for a security is materially different than the value that could be realized upon the sale of the security. With respect to securities that are primarily listed on foreign exchanges, the value of the Fund’s portfolio securities may change on days when you will not be able to purchase or sell your Shares.

DIVIDENDS AND DISTRIBUTIONS

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “DISTRIBUTIONS.”

GENERAL POLICIES

Dividends from net investment income, if any, are generally declared and paid monthly by the Fund, but may vary significantly from period to period. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with the provisions of the 1940 Act.

Dividends and other distributions on Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Trust.

Management of the Trust reserves the right to declare special dividends if, in its reasonable discretion, such action is necessary or advisable to preserve the Fund’s eligibility for treatment as a RIC under the Internal Revenue Code or to avoid imposition of income or excise taxes at the Fund level.

DIVIDEND REINVESTMENT

Broker dealers, at their own discretion, may offer a dividend reinvestment service under which Shares are purchased in the secondary market at current market prices. Investors should consult their broker dealer for further information regarding any dividend reinvestment service offered by such broker dealer.

TAXES

The following is a summary of certain federal income tax considerations generally affecting the Fund and its shareholders that supplements the discussion in the Prospectus. No attempt is made to present a comprehensive explanation of the federal, state, local or foreign tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended to be a substitute for careful tax planning.

The following general discussion of certain federal income tax consequences is based on the Internal Revenue Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

The following information should be read in conjunction with the section in the Prospectus entitled “ADDITIONAL TAX INFORMATION.”

TAXATION OF THE FUND. The Fund is treated as a separate corporation for federal income tax purposes. The Fund therefore is considered to be a separate entity in determining its treatment under the rules for RICs described herein and in the Prospectus. Losses in one series of the Trust do not offset gains in any other series of the Trust, and the requirements (other than certain organizational requirements) for qualifying for treatment as a RIC are determined at the Fund level rather than at the Trust level. The Fund has elected or will elect and intends to qualify each year to be treated as a separate RIC under Subchapter M of the Internal Revenue Code. As such, the Fund should not be subject to federal income tax on its net investment income and capital gains, if any, to the extent that it timely distributes such income and capital gains to its shareholders. In order to qualify for treatment as a RIC, the Fund must distribute annually to its shareholders at least the sum of 90% of its net taxable investment income (generally including the excess of net short-term capital gains over net long-term capital losses) and 90% of its net tax-exempt interest income, if any (the “Distribution Requirement”) and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of the Fund’s gross income each taxable year must be derived from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in qualified publicly traded partnerships (the “Qualifying Income Requirement”); and (ii) at the end of each quarter of the Fund’s taxable year, its assets must be diversified so that (a) at least 50% of the market value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater in value than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer, the securities (other than securities of other RICs) of two or more issuers that it controls and that are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (the “Diversification Requirement”).

If the Fund fails to satisfy the Qualifying Income Requirement or the Diversification Requirement in any taxable year, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the Diversification Requirement where the Fund corrects the failure within a specified period of time. In order to be eligible for the relief provisions with respect to a failure to meet the Diversification Requirement, the Fund may be required to dispose of certain assets. If these relief provisions were not available to the Fund and it were to fail to qualify for treatment as a RIC for a taxable year, all of its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and its distributions (including capital gains distributions) generally would be taxable as ordinary income dividends to its shareholders, subject to the dividends-received deduction for corporate shareholders and the lower tax rates on qualified dividend income received by noncorporate shareholders. To requalify for treatment as a RIC in a subsequent taxable year, the Fund would be required to satisfy the RIC qualification requirements for that year and to distribute any earnings and profits from any year in which the Fund failed to qualify for tax treatment as a RIC. If the Fund failed to qualify as a RIC for a period greater than two taxable years, it would generally be required to pay a Fund-level tax on certain net built-in gains recognized with respect to certain of its assets upon a disposition of such assets within five years of qualifying as a RIC in a subsequent year. The Board reserves the right not to maintain the qualification of the Fund for treatment as a RIC if it determines such course of action to be beneficial to shareholders.

As discussed more fully below, the Fund intends to distribute substantially all of its net investment income and its capital gains for each taxable year. If the Fund meets the Distribution Requirement but retains some or all of its income or gains, it will be subject to federal income tax to the extent any such income or gains are not distributed. The Fund may designate certain amounts retained as undistributed net capital gain in a notice to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amount so designated, (ii) will be entitled to credit their proportionate shares of the income tax paid by the Fund on that undistributed amount against their federal income tax liabilities and to claim refunds to the extent such credits exceed their liabilities and (iii) will be entitled to increase their tax basis, for federal income tax purposes, in their Shares by an amount equal to the excess of the amount of undistributed net capital gain included in their respective income over their respective income tax credits. If the Fund failed to satisfy the Distribution Requirement for any taxable year, it would be taxed as a regular corporation, with consequences generally similar to those described in the preceding paragraph.

The Fund will be subject to a 4% excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year an amount at least equal to 98% of its ordinary income for the calendar year plus 98.2% of its capital gain net income for the twelve months ended October 31 of such year, subject to an increase for any shortfall in the prior year’s distribution. The Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax.

The Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year. A “qualified late year loss” generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (commonly referred to as “post-October losses”) and certain other late-year losses.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a RIC’s net investment income. Instead, for U.S. federal income tax purposes, potentially subject to certain limitations, the Fund may carry a net capital loss from any taxable year forward indefinitely to offset its capital gains, if any, in years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they will not result in U.S. federal income tax liability to the Fund and may not be distributed as capital gains to its shareholders. Generally, the Fund may not carry forward any losses other than net capital losses.

TAXATION OF SHAREHOLDERS—DISTRIBUTIONS. The Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income (computed without regard to the deduction for dividends paid), its net tax-exempt income, if any, and any net capital gain (net recognized long-term capital gains in excess of net recognized short-term capital losses, taking into account any capital loss carryforwards). The Fund will report to shareholders annually the amounts of dividends paid from ordinary income, the amount of distributions of net capital gain, the portion of dividends which may qualify for the dividends-received deduction, and the portion of dividends which may qualify for treatment as qualified dividend income, if any. Since the Fund’s income is derived primarily from sources that do not pay dividends, it is not expected that a substantial portion of dividends paid by the Fund will qualify either for the dividends-received deduction for corporations or for the reduced U.S. federal income tax rates available to individual and certain other noncorporate shareholders on qualified dividend income.

Distributions from the Fund’s net short-term capital gains will generally be taxable to shareholders as ordinary income. Distributions from the Fund’s net capital gain will be taxable to shareholders at long-term capital gains rates, regardless of how long shareholders have held their Shares. Long-term capital gains are generally taxed to noncorporate shareholders at rates of up to 20%.

Although dividends generally will be treated as distributed when paid, any dividend declared by the Fund in October, November or December and payable to shareholders of record in such a month that is paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it was declared.

If the Fund’s distributions exceed its earnings and profits, all or a portion of the distributions made in the taxable year may be treated as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce the shareholder’s cost basis and result in a higher capital gain or lower capital loss when the Shares on which the distribution was received are sold. After a shareholder’s basis in the Shares has been reduced to zero, distributions in excess of earnings and profits will be treated as gain from the sale of the shareholder’s Shares.

Distributions that are reinvested in additional Shares through the means of a dividend reinvestment service, if offered by your broker-dealer, will nevertheless be taxable dividends to the same extent as if such dividends had been received in cash.

A 3.8% Medicare contribution tax generally applies to all or a portion of the net investment income of a shareholder who is an individual and not a nonresident alien for federal income tax purposes and who has adjusted gross income (subject to certain adjustments) that exceeds a threshold amount ($250,000 if married filing jointly or if considered a “surviving spouse” for federal income tax purposes, $125,000 if married filing separately, and $200,000 in other cases). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts. For these purposes, interest, dividends, and certain capital gains (generally including capital gain distributions and capital gains realized on the sale of Shares) are generally taken into account in computing a shareholder’s net investment income.

Distributions of ordinary income and capital gains may also be subject to foreign, state and local taxes depending on a shareholder’s circumstances.

TAXATION OF SHAREHOLDERS – SALE OF SHARES. In general, a sale of Shares results in capital gain or loss, and for individual shareholders, is taxable at a federal rate dependent upon the length of time the Shares were held. A sale of Shares held for a period of one year or less at the time of such sale will, for tax purposes, generally result in short-term capital gains or losses, and a sale of those held for more than one year will generally result in long-term capital gains or losses. Long-term capital gains are generally taxed to noncorporate shareholders at rates of up to 20%.

Gain or loss on the sale of Shares is measured by the difference between the amount received and the adjusted tax basis of the Shares. Shareholders should keep records of investments made (including Shares acquired through reinvestment of dividends and distributions) so they can compute the tax basis of their Shares. A loss realized on a sale of Shares may be disallowed if substantially identical Shares are acquired (whether through the reinvestment of dividends or otherwise) within a sixty-one (61) day period beginning thirty (30) days before and ending thirty (30) days after the date that the Shares are disposed of. In such a case, the basis of the Shares acquired must be adjusted to reflect the disallowed loss. Any loss upon the sale of Shares held for six (6) months or less is treated as long-term capital loss to the extent of any amounts treated as distributions to the shareholder of long-term capital gain (including any amounts credited to the shareholder as undistributed capital gains).

COST BASIS REPORTING. The cost basis of Shares acquired by purchase will generally be based on the amount paid for the Shares and then may be subsequently adjusted for other applicable transactions as required by the Internal Revenue Code. The difference between the selling price and the cost basis of Shares generally determines the amount of the capital gain or loss realized on the sale or exchange of Shares. Contact the broker through whom you purchased your Shares to obtain information with respect to the available cost basis reporting methods and elections for your account.

TAXATION OF FUND INVESTMENTS. Dividends and interest received by the Fund on foreign securities may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If the Fund meets certain requirements, which include a requirement that more than 50% of the value of the Fund’s total assets at the close of its respective taxable year consists of certain foreign securities (generally including foreign government securities), then the Fund should be eligible to file an election with the Internal Revenue Service (the “IRS”) that may enable its shareholders, in effect, to receive either the benefit of a foreign tax credit, or a tax deduction, with respect to certain foreign and U.S. possessions income taxes paid by the Fund, subject to certain limitations. Pursuant to this election, the Fund would treat the applicable foreign taxes as dividends paid to its shareholders. Each such shareholder would be required to include a proportionate share of those taxes in gross income as income received from a foreign source and must treat the amount so included as if the shareholder had paid the foreign tax directly. The shareholder may then either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating any foreign tax credit the shareholder may be entitled to use against such shareholder’s federal income tax. If the Fund makes this election, the Fund will report annually to its shareholders the respective amounts per share of the Fund’s income from sources within, and taxes paid to, foreign countries and U.S. possessions. No deduction for such taxes will be permitted to individuals in computing their alternative minimum tax liability. If the Fund does not make this election, the Fund will be entitled to claim a deduction for certain foreign taxes incurred by the Fund. In certain instances, the Fund might not elect to apply otherwise allowable U.S. federal income tax deductions for those foreign taxes, whether or not credits or deductions for those foreign taxes could be passed through to its shareholders pursuant to the election described above. If the Fund does not elect to apply these deductions, taxable distributions you receive from the Fund may be larger than they would have been if the Fund had taken deductions for such taxes. Under certain circumstances, if the Fund receives a refund of foreign taxes paid in respect of a prior year, the value of Shares could be reduced or any foreign tax credits or deductions passed through to shareholders in respect of the Fund’s foreign taxes for the current year could be reduced.

Certain of the Fund’s investments may be subject to complex provisions of the Internal Revenue Code (including provisions relating to hedging transactions, straddles, integrated transactions, foreign currency contracts, forward foreign currency contracts, and notional principal contracts) that, among other things, may affect the character of gains and losses realized by the Fund (e.g., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require the Fund to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out) which may cause the Fund to recognize income without receiving cash from the Fund to make distributions to its shareholders in amounts necessary to facilitate satisfaction of the RIC distribution requirements for avoiding income and excise taxes. The Fund intends to monitor its transactions, intends to make appropriate tax elections, and intends to make appropriate entries in its books and records in order to mitigate the effect of these rules and preserve the Fund’s qualification for treatment as RICs.

Certain investments made by the Fund may be treated as equity in passive foreign investment companies or “PFICs” for federal income tax purposes. In general, a passive foreign investment company is a foreign corporation (i) that receives at least 75% of its annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or (ii) where at least 50% of its assets (computed based on average fair market value) either produce or are held for the production of passive income. If the Fund acquires any equity interest (under Treasury regulations that may be promulgated in the future, generally including not only stock but also an option to acquire stock such as is inherent in a convertible bond) in a PFIC, the Fund could be subject to U.S. federal income tax and nondeductible interest charges on “excess distributions” received from such companies or on gain from the sale of stock in such companies, even if the income or gain actually received by the Fund is timely distributed by the Fund to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. A “qualified electing fund” election or a “mark to market” election may be available that would ameliorate these adverse tax consequences, but such elections could require the Fund to recognize taxable income or gain (subject to the distribution requirements applicable to RICs, as described above) without the concurrent receipt of cash. In order to satisfy the distribution requirements and avoid a tax at the Fund level, the Fund may be required to liquidate its interest in securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund. Gains from the sale of stock of PFICs may also be treated as ordinary income. In order for the Fund to make a qualified electing fund election with respect to a PFIC, the PFIC would have to agree to provide certain tax information to the Fund on an annual basis, which it might not agree to do. The Fund may limit and/or manage its holdings in PFICs to limit its tax liability or maximize its returns from these investments.

If a sufficient portion of the interests in a foreign issuer are held or deemed held by the Fund, independently or together with certain other U.S. persons, that issuer may be treated as a “controlled foreign corporation” (a “CFC”) with respect to the Fund, in which case the Fund will be required to take into account each year, as ordinary income, its share of certain portions of that issuer’s income, whether or not such amounts are distributed. The Fund may have to dispose of its portfolio securities (potentially resulting in the recognition of taxable gain or loss, and potentially under disadvantageous circumstances) to generate cash, or may have to borrow the cash, to meet its distribution requirements and avoid Fund-level taxes. In addition, some Fund gains on the disposition of interests in such an issuer may be treated as ordinary income. The Fund may limit and/or manage its holdings in issuers that could be treated as CFCs in order to limit its tax liability or maximize its after-tax return from these investments.

The law with respect to the taxation of non-U.S. entities treated as corporations for U.S. federal income tax purposes and the individuals and entities treated as their shareholders changed under legislation enacted in late 2017. If the Fund owned 10% or more of the voting power of a foreign entity treated as a corporation for U.S. federal income tax purposes for the last tax year of the foreign entity beginning before January 1, 2018, the Fund may be required to include in its income its share of certain deferred foreign income of that foreign entity. Under those circumstances, the Fund may be able to make an election for such amounts to be included in income over eight years. Any income included under this rule may have to be distributed to satisfy the distribution requirements referred to above even though the Fund may receive no corresponding cash amounts, and even though shareholders derived no economic benefit from the foreign entity’s deferred income.

The Fund is required for federal income tax purposes to mark to market and recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. Gain or loss from futures and options contracts on broad-based indexes required to be marked to market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. The Fund may be required to defer the recognition of losses on futures contracts, options contracts and swaps to the extent of any unrecognized gains on offsetting positions held by the Fund. It is anticipated that certain net gain realized from the closing out of futures or options contracts will be considered gain from the sale of securities and therefore will be qualifying income for purposes of the Qualifying Income Requirement.

Investments by the Fund in zero coupon or other discount securities will result in income to the Fund equal to a portion of the excess face value of the securities over their issue price (the “original issue discount” or “OID”) each year that the securities are held, even though the Fund may receive no cash interest payments or may receive cash interest payments that are less than the income recognized for tax purposes. In other circumstances, whether pursuant to the terms of a security or as a result of other factors outside the control of the Fund, the Fund may recognize income without receiving a commensurate amount of cash. Such income is included in determining the amount of income that the Fund must distribute to maintain its eligibility for treatment as a RIC and to avoid the payment of federal income tax, including the nondeductible 4% excise tax described above.

Any market discount recognized on a market discount bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below redemption value or below adjusted issue price if issued with original issue discount. Absent the Fund’s election to include the market discount in income as it accrues, gain on the Fund’s disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount. Where the income required to be recognized as a result of the OID and/or market discount rules is not matched by a corresponding cash receipt by the Fund, the Fund may be required to borrow money or dispose of other securities to enable the Fund to make distributions to its shareholders in order to qualify for treatment as a RIC and eliminate taxes at the Fund level, potentially resulting in additional taxable gain or loss to the Fund.

Special rules apply to any investments by the Fund in inflation-indexed bonds, such as TIPS. Generally, all stated interest on inflation-indexed bonds is taken into income by the Fund under its regular method of accounting for interest income. The amount of any positive inflation adjustment for a taxable year, which results from an increase in the inflation-adjusted principal amount of the bond, is treated as OID. The amount of the Fund’s OID in a taxable year with respect to a bond will increase the Fund’s taxable income for such year without a corresponding receipt of cash, until the bond matures. As a result, the Fund may need to use other sources of cash to satisfy its distribution requirements for the applicable year. The amount of any negative inflation adjustments, which result from a decrease in the inflation-adjusted principal amount of the bond, first reduces the amount of interest (including stated interest, OID, and market discount, if any) otherwise includable in the Fund’s taxable income with respect to the bond for the taxable year; any remaining negative adjustments will be either treated as ordinary loss or, in certain circumstances, carried forward to reduce the amount of interest income taken into account with respect to the bond in future taxable years.

TAX-EXEMPT SHAREHOLDERS. Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements, 401(k) plans, and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income (“UBTI”). Under current law, the Fund generally serves to block UBTI from being realized by its tax-exempt shareholders. However, notwithstanding the foregoing, tax-exempt shareholders could realize UBTI by virtue of their investment in the Fund where, for example, Shares constitute debt-financed property in the hands of the tax-exempt shareholders within the meaning of section 514(b) of the Internal Revenue Code. Charitable remainder trusts are subject to special rules and should consult their tax advisers. The IRS has issued guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult with their tax advisers regarding these issues.

Certain tax-exempt educational institutions will be subject to a 1.4% tax on net investment income. For these purposes, certain dividends and capital gain distributions, and certain gains from the disposition of Shares (among other categories of income), are generally taken into account in computing a shareholder’s net investment income.

FOREIGN SHAREHOLDERS. Dividends, other than capital gains dividends, “short-term capital gain dividends” and “interest-related dividends” (described below), paid by the Fund to shareholders who are nonresident aliens or foreign entities will be subject to a 30% United States withholding tax unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law to the extent derived from investment income and short-term capital gain or unless such income is effectively connected with a U.S. trade or business carried on through a permanent establishment in the United States. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the United States withholding tax and the proper withholding form(s) to be submitted to the Fund. A non-U.S. shareholder who fails to provide an appropriate IRS Form W-8 may be subject to backup withholding at the appropriate rate.

Dividends reported by the Fund as (i) interest-related dividends, to the extent such dividends are derived from the Fund’s “qualified net interest income,” or (ii) short-term capital gain dividends, to the extent such dividends are derived from the Fund’s “qualified short-term gain,” are generally exempt from this 30% withholding tax. “Qualified net interest income” is the Fund’s net income derived from U.S.-source interest and original issue discount, subject to certain exceptions and limitations. “Qualified short-term gain” generally means the excess of the Fund’s net short-term capital gain for the taxable year over its net long-term capital loss, if any. In the case of Shares held through an intermediary, the intermediary may withhold even if the Fund reports the payment as an interest-related dividend or as a short-term capital gain dividend. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

Unless certain non-U.S. entities that hold Shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to Fund distributions payable to such entities. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of such agreement.

BACKUP WITHHOLDING. The Fund will be required in certain cases to withhold (as “backup withholding”) on amounts payable to any shareholder who (1) has provided the Fund either an incorrect tax identification number or no number at all, (2) is subject to backup withholding by the IRS for failure to properly report payments of interest or dividends, (3) has failed to certify to the Fund that such shareholder is not subject to backup withholding, or (4) has not certified that such shareholder is a U.S. person (including a U.S. resident alien). The backup withholding rate is currently 24%. Backup withholding will not be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor permanent residents of the U.S.

CREATION UNITS. An Authorized Participant who exchanges securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the sum of the exchanger’s aggregate basis in the securities surrendered plus the amount of cash paid for such Creation Units. A person who redeems

Creation Units will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of any securities received plus the amount of any cash received for such Creation Units. The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.

Any gain or loss realized upon a creation of Creation Units will be treated as capital gain or loss if the Authorized Participant holds the securities exchanged therefor as capital assets, and otherwise will be ordinary income or loss. Similarly, any gain or loss realized upon a redemption of Creation Units will be treated as capital gain or loss if the Authorized Participant holds Shares comprising the Creation Units as capital assets, and otherwise will be ordinary income or loss. Any capital gain or loss realized upon the creation of Creation Units will generally be treated as long-term capital gain or loss if the securities exchanged for such Creation Units have been held for more than one year, and otherwise will be short-term capital gain or loss. Any capital gain or loss realized upon the redemption of Creation Units will generally be treated as long-term capital gain or loss if the Shares comprising the Creation Units have been held for more than one year, and otherwise, will generally be short-term capital gain or loss. Any capital loss realized upon a redemption of Creation Units held for six (6) months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions to the applicable Authorized Participant of long-term capital gains with respect to the Creation Units (including any amounts credited to the Authorized Participant as undistributed capital gains).

The Fund has the right to reject an order for Creation Units if the purchaser (or a group of purchasers) would, upon obtaining Shares so ordered, own 80% or more of the outstanding shares of the Fund and if, pursuant to section 351 of the Internal Revenue Code, the Fund would have a basis in any deposit securities different from the market value of such securities on the date of deposit. The Fund also has the right to require information necessary to determine beneficial Share ownership for purposes of the 80% determination. If the Fund does issue Creation Units to a purchaser (or a group of purchasers) that would, upon obtaining the Shares so ordered, own 80% or more of the outstanding shares of the Fund, the purchaser (or a group of purchasers) may not recognize gain or loss upon the exchange of securities for Creation Units.

Persons purchasing or redeeming Creation Units should consult their own tax advisers with respect to the tax treatment of any creation or redemption transaction.

CERTAIN POTENTIAL TAX REPORTING REQUIREMENTS. Under promulgated Treasury regulations, if a shareholder recognizes a loss on disposition of the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to adverse tax consequences, including significant penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of Shares should consult their own tax advisers as to the tax consequences of investing in such Shares, including under state, local and other tax laws. Finally, the foregoing discussion is based on applicable provisions of the Internal Revenue Code, regulations, judicial authority and administrative interpretations in effect on the date hereof. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.

CAPITAL STOCK AND SHAREHOLDER REPORTS

The Fund issues shares of beneficial interest, no par value per Fund Share. The Board may designate additional funds.

Each Share issued by the Trust has a pro rata interest in the assets of the corresponding series of the Trust. Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each Fund Share is entitled to participate equally in dividends and distributions declared by the Board with respect to the Fund, and in the net distributable assets of the Fund on liquidation.

Each Fund Share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all series of the Trust (“Funds”) vote together as a single class except that if the matter being voted on affects only a particular fund it will be voted on only by that fund and if a matter affects a particular fund differently from other Funds, that fund will vote separately on such matter. Under Massachusetts law, the Trust is not required to hold an annual meeting of shareholders unless required to do so under the 1940 Act. The policy of the Trust is not to hold an annual meeting of shareholders unless required to do so under the 1940 Act. All Shares of the Trust (regardless of the fund) have noncumulative voting rights for the election of Trustees. Under Massachusetts law, Trustees of the Trust may be removed by vote of the shareholders.

Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for obligations of the Trust. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust, requires that Trust obligations include such disclaimer, and provides for indemnification and reimbursement of expenses out of the Trust’s property for any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of the Fund’s assets and operations, the risk to shareholders of personal liability is believed to be remote.

Shareholder inquiries may be made by writing to the Trust, c/o the Distributor, State Street Global Advisors Funds Distributors, LLC at One Iron Street, Boston, Massachusetts 02210.

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Morgan, Lewis & Bockius LLP, 1111 Pennsylvania Avenue NW, Washington, DC 20004, serves as counsel to the Trust. Ernst & Young LLP, located at 200 Clarendon Street, Boston, MA 02116, serves as the independent registered public accounting firm of the Trust. Ernst & Young LLP performs annual audits of the Fund’s financial statements and provides other audit, tax and related services.

LOCAL MARKET HOLIDAY SCHEDULES

The Trust generally intends to effect deliveries of portfolio securities of the Fund on a basis of “T” plus three Business Days, in the relevant foreign market of the Fund. The ability of the Trust to effect in-kind redemptions within three Business Days of receipt of a redemption request is subject, among other things, to the condition that, within the time period from the date of the request to the date of delivery of the securities, there are no days that are local market holidays on the relevant Business Days. For every occurrence of one or more intervening holidays in the local market that are not holidays observed in the United States, the redemption settlement cycle may be extended by the number of such intervening local holidays. In addition to holidays, other unforeseeable closings in a foreign market due to emergencies may also prevent the Trust from delivering securities within three Business Days.

The securities delivery cycles currently practicable for transferring portfolio securities to redeeming investors, coupled with local market holiday schedules, may require a delivery process longer than the standard settlement period. In certain circumstances during the calendar year, the settlement period may be greater than seven calendar days. Such periods are listed in the table below, as are instances where more than seven days will be needed to deliver redemption proceeds. Since certain holidays may occur on different dates in subsequent years, the number of days required to deliver redemption proceeds in any given year may exceed the maximum number of days listed in the table below. The proclamation of new holidays, the treatment by market participants of certain days as “informal holidays” (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays, or changes in local securities delivery practices, could affect the information set forth herein at some time in the future and longer (worse) redemption periods are possible.

Listed below are the dates in calendar year 2019 (the only year for which holidays are known at the time of this SAI filing) in which the regular holidays in non-U.S. markets may impact Fund settlement. This list is based on information available to the Fund. The list may not be accurate or complete and is subject to change:

Albania	Argentina	Australia	Austria	Bahrain
January 1, 2	January 1	January 1, 28	January 1	January 1
March 14, 22	March 4, 5	April 19, 22, 25	April 19, 22	May 1
April 22, 29	April 18, 19	June 10	May 1	June 4-6
May 1	May 1	December 24-26, 31	June 10	August 11-13
June 5	June 20		December 24-26, 31	September 8, 9
August 12	August 19			December 16, 17
September 5	October 14
November 28, 29	November 6, 18			*The Bahraini market is
December 9, 25	December 25			closed every Friday

Belgium	Bermuda	Botswana	Brazil	Bulgaria
January 1	January 1	January 1, 2	January 1, 25	January 1
April 19, 22	April 19	April 19, 22	March 4-6	March 4
May 1	May 31	May 1, 30	April 19	April 19, 22, 26, 29
December 24-26, 31	June 17	July 1, 2, 15, 16	May 1	May 1, 6, 24
	August 1, 2	September 30	June 20	September 6, 23
	September 2	October 1	July 9	December 24-26
	November 4, 11	December 25, 26	November 15, 20
	December 25, 26		December 25

Canada	Chile	Colombia	Croatia	Cyprus
January 1	January 1	January 1, 7	January 1	January 1
February 18	April 19	March 25	April 19, 22	March 11, 25
April 19	May 1, 21	April 18, 19	May 1	April 1, 19, 22, 26, 29, 30
May 20	July 16	May 1	June 20, 25	May 1
July 1	August 15	June 3, 24	August 5, 15	June 17
August 5	September 18-20	July 1	October 8	August 15
September 2	October 31	August 7, 19	November 1	October 1, 28
October 14	November 1	October 14	December 24-26, 31	December 24-26
November 11	December 25, 31	November 4, 11
December 25, 26		December 25

Czechia	Denmark	Egypt	Estonia	Eswatini
January 1	January 1	January 1, 7	January 1	January 1
April 19, 22	April 18, 22	April 25, 28, 29	April 19, 22	April 19, 22, 25
May 1, 8	May 17, 30, 31	May 1	May 1, 30	May 1, 30
July 5	June 5, 10	June 5, 6, 30	June 24	July 22
October 28	December 24-26, 31	July 1, 23	August 20	September 2, 6
December 24-26		August 11-14	December 24-26, 31	December 25, 26
September 1
October 6
November 10
*The Egyptian market is closed every Friday

Finland	France	Georgia	Germany	Ghana
January 1	January 1	January 1, 2, 7	January 1	January 1
April 19, 22	April 19, 22	March 8	April 19, 22	March 6
May 1, 30	May 1	April 9, 26, 29	May 1	April 19, 22
June 21	December 24-26, 31	May 9	June 10	May 1, 27
December 6, 24-26, 31		August 28	October 3	June 5
		October 14	December 24-26, 31	July 1
August 12
December 6, 25, 26

Greece	Hong Kong	Hungary	Iceland	Indonesia
January 1	January 1	January 1	January 1	January 1
March 11, 25	February 4-7	March 15	April 18, 19, 22, 25	February 5
April 19, 22, 26, 29	April 5, 19, 22	April 19, 22	May 1, 30	March 7
May 1	May 1, 13	May 1	June 10, 17	April 3, 19
June 17	June 7	June 10	August 5	May 1, 30
August 15	July 1	August 19, 20	December 24-26, 31	June 3-7
October 28	October 1, 7	October 23		December 24, 25, 31
December 24-26	December 24-26, 31	November 1
December 24-27

Israel	Italy	Japan	Jordan	Kenya
March 21	January 1	January 1-3, 14	May 1	January 1
April 21-25	April 19, 22	February 11	June 4-6	April 19, 22
May 8, 9	May 1	March 21	August 11-14	May 1
June 9	August 15	April 29	December 25	June 5
August 11	December 24-26, 31	May 3, 6		August 12
September 29, 30		July 15		October 10, 21
October 1, 8, 9, 13-17, 20, 21		August 12 September 16, 23 October 14	* The Jordanian market is closed every Friday	December 12, 25, 26
* The Israeli market is closed every Friday		November 4 December 31

Kuwait	Latvia	Lithuania	Malawi	Malaysia
January 1	January 1	January 1	January 1, 15	January 1, 21
February 25, 26	April 19, 22	March 11	March 4	February 1, 4-6
April 4	May 1, 6, 30	April 19, 22	April 19, 22	May 1, 20, 22
June 5, 6	June 24	May 1, 30	May 1, 14	June 4-6
August 11-13	November 18	June 24	June 4	August 12
September 1	December 24-26, 31	November 1	July 8	September 2, 9, 16
October 10		December 24-26, 31	October 15	October 28
			December 25, 26	December 25
*The Kuwaiti Market is closed every Friday

Mauritius	Morocco	Namibia	New Zealand	Nigeria
January 1, 2, 21	January 1, 11	January 1	January 1, 2	January 1
February 1, 5	May 1	March 21	February 6	April 19, 22
March 4, 12	June 4, 5	April 19, 22	April 19, 22, 25	May 1
May 1	July 30	May 1, 30	June 3	June 4, 5, 12
June 5	August 12-14, 20, 21	June 17	October 28	August 12
September 3	September 2, 6	August 9, 26	December 25, 26	October 1
November 1	November 11, 12	September 24		December 25, 26
December 25		December 10, 16, 25, 26

The Netherlands	Norway	Oman	Peru	The Philippines
January 1	January 1	January 1	January 1	January 1
April 19, 22	April 17-19, 22	April 3	April 18, 19	February 5, 25
May 1	May 1, 17, 30	June 5, 6, 23	May 1	April 9, 18, 19
December 24-26, 31	June 10	August 11-15	July 29	May 1
	December 24-26, 31	September 1	August 30	June 12
		November 10, 18, 19	October 8	August 21, 26
			November 1	November 1
		* The Omani market is closed every Friday	December 25	December 24, 25, 30, 31

Portugal	Puerto Rico	Qatar	Romania	Russia
January 1	January 1, 21	January 1	January 1, 2, 24	January 1-4, 7, 8
April 19, 22	February 18	February 12	April 26, 29	March 8
May 1	April 19	March 3	May 1	May 1-3, 9, 10
December 24-26, 31	May 27	June 4-6	June 17	June 12
	July 3, 4	August 11-13	August 15	November 4
	September 2	December 18	December 25, 26
October 14
	November 11, 28, 29	* The Qatari market is
	December 24, 25	closed every Friday

Saudi Arabia	Singapore	South Africa	South Korea	Spain
June 6, 9, 10	January 1	January 1	January 1	January 1
August 12-15	February 5, 6	March 21	February 4-6	April 19, 22
September 23	April 19	April 19, 22	March 1	May 1
* The Saudi Arabian market is closed every Friday	May 1, 20	May 1	May 1, 6	December 24-26, 31
	June 5	June 17	June 6
	August 9, 12	August 9	August 15
	October 28	September 24	September 12, 13
	December 25	December 16, 25, 26	October 3, 9
December 25

Sri Lanka	Sweden	Switzerland	Taiwan	Thailand
January 1, 15	January 1	January 1, 2	January 1, 31	January 1
February 4, 19	April 18, 19, 22, 30	April 19, 22	February 1, 4-8, 28	February 19
March 4, 20	May 1, 29, 30	May 1, 30	March 1	April 8, 15, 16
April 12, 15, 19	June 6, 21	June 10	April 4, 5	May 1, 20
May 1, 20	November 1	August 1	May 1	July 16, 29
June 5	December 24-26, 31	December 24-26, 31	June 7	August 12
July 16			September 13	October 14, 23
August 12, 14			October 10, 11	December 5, 10, 31
September 13
November 11, 12
December 11, 25

Turkey	Uganda	Ukraine	The United Arab Emirates	The United States Bond Market
January 1	January 1	January 1, 7	January 1	January 1
April 23	March 8	March 8	April 3	February 18
May 1	April 19, 22	April 29	June 5, 6	April 18*, 19
June 4-7	May 1	May 1, 9	August 11-14	May 24*, 27
July 15	June 3, 26	June 17, 28	September 1	July 3*, 4
August 12-14, 30	October 9	October 15	November 10	September 2
October 28, 29	December 25, 26	December 25	December 2, 3	October 14
November 11, 28, 29*
December 24*, 25, 31*
			* The United Arab Emirates market is closed every Friday	* The U.S. bond market has recommended early close

Zambia	Zimbabwe
January 1	January 1
March 8, 12	February 21
April 19, 22	April 18, 19, 22
May 1	May 1
July 1, 2	August 12, 13
August 5	December 23, 25, 26
October 18, 24
December 25

Redemptions. The longest redemption cycle for the Fund is a function of the longest redemption cycle among the countries and regions whose securities comprise the Fund. In the calendar year 2019 (the only year for which holidays are known at the time of this SAI filing), the dates of regular holidays affecting the following securities markets present the worst-case redemption cycles* for a Fund as follows:

2019

Country	Trade Date	Settlement Date	Number of Days to Settle
Australia	04/18/19	04/26/19	8
	12/19/19	12/27/19	8
	12/20/19	12/30/19	10
	12/23/19	01/02/20	10
	12/27/19	01/03/20	7
	12/30/19	01/06/20	7

Brazil	02/27/19	03/07/19	8
	02/28/19	03/08/19	8
	03/01/19	03/11/19	10

Cyprus	04/24/19	05/02/19	8
	04/25/19	05/03/19	8

Eswatini	04/12/19	04/23/19	11
	04/15/19	04/24/19	9
	04/16/19	04/26/19	10
	04/17/19	04/29/19	12
	04/18/19	04/30/19	12
	04/23/19	05/02/19	9
	04/24/19	05/03/19	9
	04/26/19	05/06/19	10
	04/29/19	05/07/19	8
	04/30/19	05/08/19	8
	05/23/19	05/31/19	8
	05/24/19	06/03/19	10
	05/27/19	06/04/19	8
	05/28/19	06/05/19	8
	05/29/19	06/06/19	8
	07/15/19	07/23/19	8
	07/16/19	07/24/19	8
	07/17/19	07/25/19	8
	07/18/19	07/26/19	8
	07/19/19	07/29/19	10
	08/26/19	09/03/19	8
	08/27/19	09/04/19	8
	08/28/19	09/05/19	8
	08/29/19	09/09/19	11
	08/30/19	09/10/19	11
	09/03/19	09/11/19	8
	09/04/19	09/12/19	8
	09/05/19	09/13/19	8
	12/18/19	12/27/19	9
	12/19/19	12/30/19	11
	12/20/19	12/31/19	11
	12/23/19	01/02/20	10
	12/24/19	01/03/20	10

Hong Kong	01/31/19	02/08/19	8
	02/01/19	02/11/19	10

Hungary	12/20/19	12/30/19	10

Country	Trade Date	Settlement Date	Number of Days to Settle
	12/23/19	12/31/19	8

Indonesia	05/29/19	06/10/19	12
	05/31/19	06/11/19	11

Israel	04/18/19	04/28/19	10
	10/10/19	10/22/19	12

Japan	12/26/19	01/06/20	11
	12/27/19	01/07/20	11
	12/30/19	01/08/20	9

Jordan	08/07/19	08/15/19	8
	08/08/19	08/18/19	10

Kuwait	08/06/19	08/14/19	8
	08/07/19	08/15/19	8
	08/08/19	08/18/19	10

Malawi	01/08/19	01/16/19	8
	01/09/19	01/17/19	8
	01/10/19	01/18/19	8
	01/11/19	01/21/19	10
	01/14/19	01/22/19	8
	02/25/19	03/05/19	8
	02/26/19	03/06/19	8
	02/27/19	03/07/19	8
	02/28/19	03/08/19	8
	03/01/19	03/11/19	10
	04/12/19	04/23/19	11
	04/15/19	04/24/19	9
	04/16/19	04/25/19	9
	04/17/19	04/26/19	9
	04/18/19	04/29/19	11
	04/24/19	05/02/19	8
	04/25/19	05/03/19	8
	04/26/19	05/06/19	10
	04/29/19	05/07/19	8
	04/30/19	05/08/19	8
	05/07/19	05/15/19	8
	05/08/19	05/16/19	8
	05/09/19	05/17/19	8
	05/10/19	05/20/19	10
	05/13/19	05/21/19	8
	05/28/19	06/05/19	8
	05/29/19	06/06/19	8
	05/30/19	06/07/19	8
	05/31/19	06/10/19	10
	06/03/19	06/11/19	8
	07/01/19	07/09/19	8
	07/02/19	07/10/19	8
	07/03/19	07/11/19	8
	07/04/19	07/12/19	8
	07/05/19	07/15/19	10
	10/08/19	10/16/19	8
	10/09/19	10/17/19	8
	10/10/19	10/18/19	8
	10/11/19	10/21/19	10
	10/14/19	10/22/19	8

Country	Trade Date	Settlement Date	Number of Days to Settle
	12/18/19	12/27/19	9
	12/19/19	12/30/19	11
	12/20/19	12/31/19	11
	12/23/19	01/02/20	10
	12/24/19	01/03/20	10

Malaysia	01/29/19	02/07/19	9
	01/30/19	02/08/19	9
	01/31/19	02/11/19	11
	05/30/19	06/07/19	8
	05/31/19	06/10/19	10
	06/03/19	06/11/19	8

Morocco	08/07/19	08/15/19	8
	08/08/19	08/16/19	8
	08/09/19	08/19/19	10
	11/04/19	11/13/19	9
	11/05/19	11/14/19	9

Namibia	03/14/19	03/22/19	8
	03/15/19	03/25/19	10
	03/18/19	03/26/19	8
	03/19/19	03/27/19	8
	03/20/19	03/28/19	8
	04/12/19	04/23/19	11
	04/15/19	04/24/19	9
	04/16/19	04/25/19	9
	04/17/19	04/26/19	9
	04/18/19	04/29/19	11
	04/24/19	05/02/19	8
	04/25/19	05/03/19	8
	04/26/19	05/06/19	10
	04/29/19	05/07/19	8
	04/30/19	05/08/19	8
	05/23/19	05/31/19	8
	05/24/19	06/03/19	10
	05/27/19	06/04/19	8
	05/28/19	06/05/19	8
	05/29/19	06/06/19	8
	06/10/19	06/18/19	8
	06/11/19	06/19/19	8
	06/12/19	06/20/19	8
	06/13/19	06/21/19	8
	06/14/19	06/24/19	10
	08/02/19	08/12/19	10
	08/05/19	08/13/19	8
	08/06/19	08/14/19	8
	08/07/19	08/15/19	8
	08/08/19	08/16/19	8
	08/19/19	08/27/19	8
	08/20/19	08/28/19	8
	08/21/19	08/29/19	8
	08/22/19	08/30/19	8
	08/23/19	09/02/19	10
	09/17/19	09/25/19	8
	09/18/19	09/26/19	8
	09/19/19	09/27/19	8
	09/20/19	09/30/19	10

Country	Trade Date	Settlement Date	Number of Days to Settle
	09/23/19	10/01/19	8
	12/03/19	12/11/19	8
	12/04/19	12/12/19	8
	12/05/19	12/13/19	8
	12/06/19	12/17/19	11
	12/09/19	12/18/19	9
	12/11/19	12/19/19	8
	12/12/19	12/20/19	8
	12/13/19	12/23/19	10
	12/18/19	12/27/19	9
	12/19/19	12/30/19	11
	12/20/19	12/31/19	11
	12/23/19	01/02/20	10
	12/24/19	01/03/20	10

New Zealand	04/18/19	04/26/19	8

Norway	04/15/19	04/23/19	8
	04/16/19	04/24/19	8

Oman	08/06/19	08/18/19	12
	08/07/19	08/19/19	12
	08/08/19	08/20/19	12

Philippines	12/23/19	01/02/20	10
	12/26/19	01/03/20	8
	12/27/19	01/06/20	10

Qatar	05/30/19	06/09/19	10
	06/02/19	06/10/19	8
	06/03/19	06/11/19	8
	08/06/19	08/14/19	8
	08/07/19	08/15/19	8
	08/08/19	08/18/19	10

Russia	04/26/19	05/06/19	10
	04/29/19	05/07/19	8
	04/30/19	05/08/19	8

Saudi Arabia	08/08/19	08/18/19	10
	08/11/19	08/19/19	8

Taiwan	01/29/19	02/11/19	13
	01/30/19	02/12/19	13

Turkey	05/31/19	06/10/19	10
	06/03/19	06/11/19	8

United Arab Emirates	08/07/19	08/15/19	8
	08/08/19	08/18/19	10

Zimbabwe	04/15/19	04/23/19	8
	04/16/19	04/24/19	8
	04/17/19	04/25/19	8
	12/19/19	12/27/19	8
	12/20/19	12/30/19	10

*	These worst-case redemption cycles are based on information regarding regular holidays. Based on changes in holidays, longer (worse) redemption cycles are possible.

FINANCIAL STATEMENTS

The financial statements and financial highlights of the Fund for the fiscal year ended June 30, 2019, along with the Reports of Ernst & Young LLP, the Trust’s Independent Registered Public Accounting Firm, included in the Trust’s Annual Reports to Shareholders on Form N-CSR under the 1940 Act, are incorporated by reference into this Statement of Additional Information.

SRLNSAI

APPENDIX A

SPDR® Series Trust

SPDR® Index Shares Funds

SSGA Master Trust

SSGA Active Trust

(each, a “Trust,” and, collectively, the “Trusts”)

PROXY VOTING POLICY AND PROCEDURES

The Boards of Trustees of the Trusts have adopted the following policy and procedures with respect to voting proxies relating to portfolio securities held by the Trusts’ investment portfolios.

1.	Proxy Voting Policy

The policy of each Trust is to delegate the responsibility for voting proxies relating to portfolio securities held by the Trusts to SSGA Funds Management, Inc. (the “Adviser”), investment adviser to each series of the Trusts (the “Funds”), subject to the Trustees’ continuing oversight.

2.	Fiduciary Duty

The right to vote proxies with respect to portfolio securities held by each Trust is an asset of the Trusts. The Adviser acts as a fiduciary of the Trusts and must vote proxies in a manner consistent with the best interest of the Trusts and the Funds’ shareholders.

3.	Proxy Voting Procedures

A.

At least annually, the Adviser shall present to the Board of Trustees (the “Board”) its policies, procedures and other guidelines for voting proxies (“Policy”) (See attached Schedule A) and the Policy of any Sub-adviser (defined below) to which proxy voting authority has been delegated (see Section 9 below). In addition, the Adviser shall notify the Board of material changes to its Policy or the Policy of any Sub-adviser promptly and no later than the next regular meeting of the Board after such amendment is implemented.

B.

At least annually, the Adviser shall present to the Board its policy for managing the conflicts of interests that may arise through the Adviser’s proxy voting activities. In addition, the Adviser shall report any Policy overrides involving portfolio securities held by the Trusts to the Trustees at the next regular meeting of the Board after such override(s) occur.

C.	At least annually, the Adviser shall inform the Trustees that a record is available for each proxy voted with respect to portfolio securities of each Trust during the year. Also see Section 5 below.

4.	Revocation of Authority to Vote

The delegation by the Trustees of the authority to vote proxies relating to portfolio securities of the Trusts may be revoked by the Trustees, in whole or in part, at any time.

5.	Annual Filing of Proxy Voting Record

The Adviser shall provide the required data for each proxy voted with respect to portfolio securities of a Trust to that respective Trust or its designated service provider in a timely manner and in a format acceptable to be filed in the Trust’s annual proxy voting report on Form N-PX for the twelve-month period ended June 30. Form N-PX is required to be filed not later than August 31 of each year.

6.	Retention and Oversight of Proxy Advisory Firms

A.

In considering whether to retain or continue retaining a particular proxy advisory firm, the Adviser will ascertain whether the proxy advisory firm has the capacity and competency to adequately analyze proxy issues, act as proxy voting agent as requested, and implement the Policy. In this regard, the Adviser will consider, at least annually, among other things, the adequacy and quality of the proxy advisory firm’s staffing and personnel and the robustness of its policies and procedures regarding its ability to identify and address any conflicts of interest. The Adviser shall, at least annually, report to the Board regarding the results of this review.

B.

The Adviser will request quarterly and annual reporting from any proxy advisory firm retained by the Adviser, and hold ad hoc meetings with such proxy advisory firm, in order to determine whether there has been any business changes that might impact the proxy advisory firm’s capacity or competency to provide proxy voting advice or services or changes to the proxy advisory firm’s conflicts policies or procedures. The Adviser will also take reasonable steps to investigate any material factual error, notified to the Adviser by the proxy advisory firm or identified by the Adviser, made by the proxy advisory firm in providing proxy voting services.

7.	Periodic Sampling

The Adviser will periodically sample proxy votes to review whether they complied with the Policy. The Adviser shall, at least annually, report to the Board regarding the frequency and results of the sampling performed.

8.	Disclosures

A.	A Trust shall include in its registration statement:

1.	A description of this policy and of the policies and procedures used by the Adviser to determine how to vote proxies relating to portfolio securities; and

2.

A statement disclosing that information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling the Trust’s toll-free telephone number; or through a specified Internet address; or both; and on the Securities and Exchange Commission’s (the “SEC”) website.

B.	A Trust shall include in its annual and semi-annual reports to shareholders:

1.

A statement disclosing that a description of the policies and procedures used by or on behalf of the Trust to determine how to vote proxies relating to portfolio securities of the Funds is available without charge, upon request, by calling the Trust’s toll-free telephone number; through a specified Internet address, if applicable; and on the SEC’s website; and

2.

A statement disclosing that information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling the Trust’s toll-free telephone number; or through a specified Internet address; or both; and on the SEC’s website.

9.	Sub-Advisers

For certain Funds, the Adviser retains investment management firms (“Sub-advisers”) to provide day-to-day investment management services to the Funds pursuant to sub-advisory agreements. It is the policy of the Trust that the Adviser may delegate proxy voting authority with respect to a Fund to a Sub-adviser. Pursuant to such delegation, a Sub-adviser is authorized to vote proxies on behalf of the applicable Fund or Funds for which it serves as sub-adviser, in accordance with the Sub-adviser’s proxy voting policies and procedures.

10.	Review of Policy

The Trustees shall review this policy to determine its continued sufficiency as necessary from time to time.

Adopted (SPDR Series Trust/SPDR Index Shares Funds):	May 31, 2006
Updated:	August 1, 2007
Amended:	May 29, 2009
Amended:	November 19, 2010
Adopted (SSGA Master Trust/SSGA Active Trust)/Amended:	May 25, 2011
Amended:	February 25, 2016

APPENDIX B

March 2019

Global Proxy Voting and

Engagement Principles

State Street Global Advisors, one of the industry’s largest institutional asset managers, is the investment management arm of State Street Corporation, a leading provider of financial services to institutional investors. As an investment manager, State Street Global Advisors has discretionary proxy voting authority over most of its client accounts, and State Street Global Advisors votes these proxies in the manner that we believe will most likely protect and promote the long-term economic value of client investments as described in this document.[1]

Global Proxy Voting and Engagement Principles

State Street Global Advisors maintains Proxy Voting and Engagement Guidelines for select markets, including: Australia, the European Union, Japan, New Zealand , North America (Canada and the US), the UK and Ireland, and emerging markets. International markets not covered by our market-specific guidelines are reviewed and voted in a manner that is consistent with our Global Proxy Voting and Engagement Principles; however, State Street Global Advisors also endeavors to show sensitivity to local market practices when voting in these various markets.

State Street Global Advisors’ Approach to Proxy Voting and Issuer Engagement

At State Street Global Advisors, we take our fiduciary duties as an asset manager very seriously. We have a dedicated team of corporate governance professionals who help us carry out our duties as a responsible investor. These duties include engaging with companies, developing and enhancing in-house corporate governance guidelines, analyzing corporate governance issues on a case-by-case basis at the company level, and exercising our voting rights. The underlying goal is to maximize shareholder value.

Our Global Proxy Voting and Engagement Principles (the “Principles”) may take different perspectives on common governance issues that vary from one market to another. Similarly, engagement activity may take different forms in order to best achieve long-term engagement goals. We believe that proxy voting and engagement with portfolio companies is often the most direct and productive way for shareholders to exercise their ownership rights. Thiscomprehensive toolkit is an integral part of the overall investment process.

We believe engagement and voting activity have a direct relationship. As a result the integration of our engagement activities, while leveraging the exercise of our voting rights, provides a meaningful shareholder tool that we believe protects and enhances the long-term economic value of the holdings in our client accounts. We maximize our voting power and engagement by maintaining a centralized proxy voting and active ownership process covering all holdings, regardless of strategy. Despite the vast investment strategies and objectives across State Street Global Advisors, the fiduciary responsibilities of share ownership and voting for which State Street Global Advisors has voting discretion are carried out with a single voice and objective.

The Principles support governance structures that we believe add to, or maximize shareholder value, for the companies held in our clients’ portfolios. We conduct issuer specific engagements with companies to discuss our principles, including sustainability related risks.

In addition we encourage issuers to find ways to increase the amount of direct communication board members have with shareholders. Direct communication with executive board members and independent non-executive directors is critical to helping companies understand shareholder concerns. Conversely, we conduct collaborative engagement activities with multiple shareholders and communicate with company representatives about common concerns where appropriate.

In conducting our engagements, we also evaluate the various factors that influence the corporate governance framework of a country, including the macroeconomic conditionsand broader political system, the quality of regulatory oversight, the enforcement of property and shareholder rights, and the independence of the judiciary. We understand that regulatory requirements and investor expectations relating to governance practices and engagement activities differ from country-to-country. As a result, we engage with issuers, regulators, or a combination of the twodepending upon the market. We are also a member of various investor associations that seek to address broader corporate governance related policy at the country level as well as issuer specific concerns at a company level.

The State Street Global Advisors Asset Stewardship Team may collaborate with members of the Active Fundamental and various other investment teams to engage with companies on corporate governance issues and to address any specific concerns. This facilitates our comprehensive approachto information gathering as it relates to shareholder items that are to be voted upon at upcoming shareholder meetings. We also conduct issuer-specific engagements with companies covering various corporate governance and sustainability related topics outside of proxy season.

The Asset Stewardship Team employs a blend of quantitative and qualitative research, analysis, anddata in order to support screens that identify issuers where active engagement may be necessary to protect and promote shareholder value. Issuer engagement may also be event driven, focusing on issuer-specific corporate governance, sustainability concerns, or more broad industry-related trends. We also give consideration to the size of our total position of the issuer in question and/or the potential negative governance, performance profile, and circumstance at hand. As a result, we believe issuer engagement can take many forms and be triggered by numerous circumstances. The following approaches represent how we define engagement methods:

State Street Global Advisors	B-2

Global Proxy Voting and Engagement Principles

Active

We use screening tools designed to capture a mix of company specific data including governance and sustainability profiles to help us focus our voting and engagement activity.

We will actively seek direct dialogue with the board and management of companies that we have identified through our screening processes. Such engagements may lead to further monitoring to ensure that the company improves its governance or sustainability practices. In these cases, the engagement process represents the most meaningful opportunity for us to protect long-term shareholder value from excessive risk due to poor governance and sustainability practices.

Reactive

Reactive engagement is initiated by the issuers. We routinely discuss specific voting issues and items with the issuer community. Reactive engagement is an opportunity to address not only voting items, but also a wide range of governance and sustainability issues.

We have established an engagement protocol that further describes our approach to issuer engagement.

Measurement

Assessing the effectiveness of our issuer engagement process is often difficult. In order to limit the subjectivity of effectiveness measurement, we actively seek issuer feedback and monitor the actions issuers take post-engagement in order to identify tangible changes. Thus we are able to establish indicators to gauge how issuers respond to our concerns and to what degree these responses satisfy our requests. It is also important to note that successful engagement activity can be measured over differing time periods depending upon the relevant facts and circumstances. Engagements can last as briefly as a single meeting or span multiple years.

Depending upon the issue and whether the engagement activity is reactive, recurring, or active, engagement with issuers can take the form of written communication, conference calls, or in-person meetings. We believe active engagement is best conducted directly with company management or board members. Collaborative engagement, where multiple shareholders communicate with company representatives, can serve as a potential forum for issues that are not identified by us as requiring active engagement. An example of such a forum is a shareholder conference call.

Proxy Voting Procedure

Oversight

The Asset Stewardship Team is responsible for developing and implementing the Proxy Voting and Engagement Guidelines (the “Guidelines”), case-by-case voting items, issuer engagement activities, and research and analysis of governance-related issues. The implementation of the Guidelines is overseen by the State Street Global Advisors Global Proxy Review Committee (“PRC”), a committee of investment, compliance and legal professionals, who provide guidance on proxy issues as described in greater detail below. Oversight of the proxy voting process is ultimately the responsibility of the State Street Global Advisors Investment Committee (“IC”). The IC reviews and approves amendments to the Guidelines. The PRC reports to the IC, and may refer certain significant proxy items to that committee.

Proxy Voting Process

In order to facilitate our proxy voting process, we retain Institutional Shareholder Services Inc. (“ISS”), a firm with expertise in proxy voting and corporate governance. We utilize ISS’s services in three ways: (1) as our proxy voting agent (providing State Street Global Advisors with vote execution and administration services), (2) for applying the Guidelines, and (3) as providers of research and analysis relating to general corporate governance issues and specific proxy items.

The Asset Stewardship Team reviews the Guidelines with ISS on an annual basis or on a case-by-case basis. On most routine proxy voting items (e.g., ratification of auditors), ISS will affect the proxy votes in accordance with the Guidelines.

In other cases, the Asset Stewardship Team will evaluate the proxy solicitation to determine how to vote based upon facts, circumstances consistency with our Principles and accompanying Guidelines.

In some instances, the Asset Stewardship Team may refer significant issues to the PRC for a determination of the proxy vote. In addition, in determining whether to refer a proxy vote to the PRC, the Asset Stewardship Team will consider whether a material conflict of interest exists between the interests of our client and those of State Street Global Advisors or its affiliates (as explained in greater detail in our Conflict Mitigation Guidelines).

State Street Global Advisors	B-3

Global Proxy Voting and Engagement Principles

We vote in all markets where it is feasible; however, we may refrain from voting meetings when power of attorney documentation is required, where voting will have a material impact on our ability to trade the security, where issuer-specific special documentation is required, or where various market or issuer certifications are required. We are unable to vote proxies when certain custodians, used by our clients, do not offer proxy voting in a jurisdiction or when they charge a meeting specific fee in excess of the typical custody service agreement.

Conflict of Interest

See our standalone Conflict Mitigation Guidelines.

Proxy Voting and Engagement Principles

Directors and Boards

The election of directors is one of the most important fiduciary duties we perform as a shareholder. We believe that well-governed companies can protect and pursue shareholder interests better and withstand the challenges of an uncertain economic environment. As such we seek to vote director elections in a way that we believe will maximize the long-term value of each portfolio’s holdings.

Principally a board acts on behalf of shareholders by protecting their interests and preserving their rights. This concept establishes the standard by which board and director performance is measured. In order to achieve this fundamental principle, the role of the boardis to carry out its responsibilities in the best long-term interest of the company and its shareholders. An independent and effective board oversees management, provides guidance on strategic matters, selects the CEO and other senior executives, creates a succession plan for the board and management, provides risk oversight, and assesses the performance of the CEO and management. In contrast, management implements the business and capital allocation strategies and runs the company’s day-to-day operations. As part of our engagement process, we routinely discuss the importance of these responsibilities with the boards of issuers.

We believe the quality of a board is a measure of director independence, director succession planning, board diversity, evaluations and refreshment, and company governance practices. In voting to elect nominees, we consider many factors. We believe independent directors are crucial to good corporate governance; they help management establish sound corporate governance policies and practices. A sufficiently independent board will effectively monitor management, maintain appropriate governance practices, and perform oversight functions necessary to protect shareholder interests. We also believe the right mix of skills, independence, diversity, and qualifications among directors provides boards with the knowledge and direct experience to manage risks and operating structures that are often complex and industry-specific.

Accounting and Audit-Related Issues

We believe audit committees are critical and necessary as part of the board’s risk oversight role. The audit committee is responsible for setting out an internal audit function thatprovides robust audit and internal control systems designed to effectively manage potential and emerging risks to the company’s operations and strategy. We believe audit committees should have independent directors as members, and we will hold the members of the audit committee responsible for overseeing the management of the audit function.

The disclosure and availability of reliable financial statements in a timely manner is imperative for the investment process. As a result board oversight of the internal controls and the independence of the audit process are essential if investors are to rely upon financial statements. It is important for the audit committee to appoint external auditors who are independent from management; we expect auditors to provide assurance of a company’s financial condition.

Capital Structure, Reorganization and Mergers

The ability to raise capital is critical for companies to carry out strategy, to grow, and to achieve returns above their cost of capital. The approval of capital raising activities is fundamental to a shareholder’s ability to monitor the amounts of proceeds and to ensure capital is deployed efficiently. Altering the capital structure of a company is a critical decision for boards. When making such a decision we believe the company should disclose a comprehensive business rationale that is consistent with corporate strategy and not overly dilutive to its shareholders.

Mergers or reorganization of the structure of a company often involve proposals relating to reincorporation, restructurings, liquidations, and other major changes to the corporation.

Proposals that are in the best interests of shareholders, demonstrated by enhancing share value or improving the effectiveness of the company’s operations, will be supported. In evaluating mergers and acquisitions, we consider the adequacy of the consideration and the impact of the corporate governance provisions to shareholders. In all cases, we use our discretion in order to maximize shareholder value.

State Street Global Advisors	B-4

Global Proxy Voting and Engagement Principles

Occasionally, companies add anti-takeover provisions that reduce the chances of a potential acquirer to make an offer, or to reduce the likelihood of a successful offer. We do not support proposals that reduce shareholders’ rights, entrench management, or reduce the likelihood of shareholders’ right to vote on reasonable offers.

Compensation

We consider the board’s responsibility to include identifying the appropriate level of executive compensation. Despite the differences among the types of plans and the awards possible, there is a simple underlying philosophy that guides our analysis of executive compensation; we believe that there should be a direct relationship between executive compensation and company performance over the long term.

Shareholders should have the opportunity to assess whether pay structures and levels are aligned with business performance. When assessing remuneration reports, we consider factors such as adequate disclosure of various remuneration elements, absolute and relative pay levels, peer selection and benchmarking, the mix of long-term and short-term incentives, alignment of pay structures with shareholder interests, as well as with corporate strategy and performance. We may oppose remuneration reports where pay seems misaligned with shareholders’ interests. We may also consider executive compensation practices when re-electing members of the remuneration committee.

We recognize that compensation policies and practices are unique from market to market; often there are significant differences between the level of disclosures, the amount and forms of compensation paid, and the ability of shareholders to approve executive compensation practices. As a result, our ability to assess the appropriateness of executive compensation is often dependent on market practices and laws.

Environmental and Social Issues

As a fiduciary, State Street Global Advisors takes a comprehensive approach to engaging with our portfolio companies about material environmental and social (sustainability) issues. We use our voice and our vote through engagement, proxy voting, and thought leadership in order to communicate with issuers and educate market participants about our perspective on important sustainability topics. Our Asset Stewardship program prioritization process allows us to proactively identify companies for engagement and voting in order to mitigate sustainability risks in our portfolio. Through engagement, we address a broad range of topics that align with our thematic priorities and build long-term relationships with issuers. When voting, we fundamentally consider whether the adoption of a shareholder proposal addressing a material sustainability issue would promote long-term shareholder value in the context of the company’s existing practices and disclosures as well as existing market practice.

For more information on our approach to environmental and social issues, please see our Global Proxy Voting and Engagement Guidelines for Environmental and Social Issues available at ssga.com/about-us/asset-stewardship.html.

General/Routine

Although we do not seek involvement in the day-to-day operations of an organization, we recognize the need for conscientious oversight and input into management decisions that may affect a company’s value. We support proposals that encourage economically advantageous corporate practices and governance, while leaving decisions that are deemed to be routine or constitute ordinary business to management and the board of directors.

Fixed Income Stewardship

The two elements of our fixed income stewardship program are:

Proxy Voting:

While matters that arise for a vote at bondholder meetings vary by jurisdiction, examples of common proxy voting resolutions at bondholder meetings include:

•	Approving amendments to debt covenants and/or terms of issuance

•	Authorizing procedural matters, such as filing of required documents/other formalities

•	Approving debt restructuring plans

•	Abstaining from challenging the bankruptcy trustees

•	Authorizing repurchase of issued debt security

•	Approving the placement of unissued debt securities under the control of directors

•	Approving spin-off/absorption proposals

Given the nature of the items that arise for vote at bondholder meetings, we take a case-by-case approach to voting bondholder resolutions. Where necessary, we will engage with issuers on voting matters prior to arriving at voting decisions. All voting decisions will be made in the best interest of our clients.

Issuer Engagement:

We recognize that debt holders have limited leverage with companies on a day-to-day basis. However, we believe that given the size of our holdings in corporate debt, we can meaningfully influence ESG practices of companies through issuer engagement. Our guidelines for engagement with fixed

State Street Global Advisors	B-5

Global Proxy Voting and Engagement Principles

income issuers broadly follow the engagement guidelines for our equity holdings as described above.

Securities on Loan

For funds in which we act as trustee, we may recall securities in instances where we believe that a particular vote will have a material impact on the fund(s). Several factors shape this process. First, we must receive notice of the vote in sufficient time to recall the shares on or before the record date. In many cases, we do not receive timely notice, and we are unable to recall the shares on or before the record date. Second, State Street Global Advisors may exercise its discretion and recall shares if it believes that the benefit of voting shares will outweigh the foregone lending income. This determination requires State Street Global Advisors, with the information available at the time, to form judgments about events or outcomes that are difficult to quantify. Given our expertise and vast experience, we believe that the recall of securities will rarely provide an economic benefit that outweighs the cost of the foregone lending income.

Reporting

Any client who wishes to receive information on how its proxies were voted should contact its State Street Global Advisors relationship manager.

[1]

These Global Proxy Voting and Engagement Guidelines are also applicable to State Street Global Advisors Funds Management, Inc. State Street Global Advisors Funds Management, Inc. is an SEC-registered investment adviser. State Street Global Advisors Funds Management, Inc., State Street Global Advisors Trust Company, and other advisory affiliates of State Street make up State Street Global Advisors, the investment management arm of State Street Corporation.

ssga.com

State Street Global Advisors Worldwide Entities

Abu Dhabi: State Street Global Advisors Limited, Middle East Branch, 42801, 28, AlKhatem Tower, Abu Dhabi Global Market Square, AlMayah Island, Abu Dhabi, United Arab Emirates. Regulated by ADGM Financial Services Regulatory Authority. T: +971 2 245 9000. Australia: State Street Global Advisors, Australia, Limited (ABN 42 003 914 225) is the holder of an Australian Financial Services Licence (AFSL Number 238276). Registered office: Level 17, 420 George Street, Sydney, NSW 2000, Australia T: +612 9240 7600. F: +612 9240 7611. Belgium: State Street Global Advisors Belgium, Chaussée de La Hulpe 120, 1000 Brussels, Belgium. T: 32 2 663 2036, F: 32 2 672 2077. SSGA Belgium is a branch office of State Street Global Advisors Limited. State Street Global Advisors Ireland Limited, registered in Ireland with company number 145221, authorized and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Canada: State Street Global Advisors, Ltd., 770 Sherbrooke Street West, Suite 1200 Montreal, Quebec, H3A 1G1, T: +514 282 2400 and 30 Adelaide Street East Suite 500, Toronto, Ontario M5C 3G6. T: +647 775 5900. Dubai: State Street Global Advisors Limited, DIFC Branch, Central Park Towers, Suite 15-38 (15th floor), P.O Box 26838, Dubai International Financial Centre (DIFC), Dubai, United Arab Emirates. Regulated by the Dubai Financial Services Authority (DFSA). T: +971 (0)4 4372800, F: +971 (0)4 4372818. France: State Street Global Advisors Ireland Limited, Paris branch is a branch of State Street Global Advisors Ireland Limited, registered in Ireland with company number 145221, authorized and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors Ireland Limited, Paris Branch, is registered in France with company number RCS Nanterre 832 734 602 and whose office is at Immeuble Défense Plaza, 23-25 rue Delarivière-Lefoullon, 92064 Paris La Défense Cedex, France. T: (+33) 1 44 45 40 00. F: (+33) 1 44 45 41 92. Germany: State Street Global Advisors GmbH, Brienner Strasse 59, D-80333 Munich. Authorized and regulated by the Bundesanstalt für Finanzdienstleistungsaufsicht (“BaFin”). Registered with the Register of Commerce Munich HRB 121381. T: +49 (0)89 55878 400. F: +49 (0)89 55878 440. Hong Kong: State Street Global Advisors Asia Limited, 68/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong. T: +852 2103-0288. F: +852 2103 0200. Ireland: State Street Global Advisors Ireland Limited is regulated by the Central Bank of Ireland. Registered office address 78 Sir John

Rogerson’s Quay, Dublin 2. Registered number 145221. T: +353 (0)1 776 3000. F: +353 (0)1 776 3300. Italy: State Street Global Advisors Ireland Limited, Milan Branch (Sede Secondaria di Milano) is a branch of State Street Global Advisors Ireland Limited, registered in Ireland with company number 145221, authorized and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors Ireland Limited, Milan Branch (Sede Secondaria di Milano), is registered in Italy with company number 10495250960 - R.E.A. 2535585 and VAT number 10495250960and whose office is at Via dei Bossi, 4 - 20121 Milano, Italy. T: +39 02 32066 100. F: +39 02 32066 155. Japan: State Street Global Advisors (Japan) Co., Ltd., Toranomon Hills Mori Tower 25F 1-23-1 Toranomon, Minato-ku, Tokyo 105-6325 Japan, T: +81-3-4530-7380 Financial Instruments Business Operator, Kanto Local Financial Bureau (Kinsho #345) , Membership: Japan Investment Advisers Association, The Investment Trust Association, Japan, Japan Securities Dealers’ Association. Netherlands: State Street Global Advisors Netherlands, Apollo Building, 7th floor Herikerbergweg 29 1101 CN Amsterdam, Netherlands. Telephone: 31 20 7181701. SSGA Netherlands is a branch office of State Street Global Advisors Ireland Limited, registered in Ireland with company number 145221, authorized and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Singapore: State Street Global Advisors Singapore Limited, 168, Robinson Road, #33-01 Capital Tower, Singapore 068912 (Company Reg. No: 200002719D, regulated by the Monetary Authority of Singapore). Telephone: +65 6826 7555. F: +65 6826 7501. Switzerland: State Street Global Advisors AG, Beethovenstr. 19, CH-8027 Zurich. Authorized and regulated by the Eidgenössische Finanzmarktaufsicht (“FINMA”). Registered with the Register of Commerce Zurich CHE-105.078.458. T: +41 (0)44 245 70 00. Facsimile F: +41 (0)44 245 70 16. United Kingdom: State Street Global Advisors Limited. Authorized and regulated by the Financial Conduct Authority. Registered in England. Registered No. 2509928. VAT No. 5776591 81. Registered office: 20 Churchill Place, Canary Wharf, London, E14 5HJ. T: 020 3395 6000. F: 020 3395 6350. United States: State Street Global Advisors, One Iron Street, Boston MA 02210. T: +1 617 786 3000.

Investing involves risk including the risk of loss of principal.

The whole or any part of this work may not be reproduced, copied or transmitted or any of its contents disclosed to third parties without State Street Global Advisor’s express written consent.

State Street Global Advisors	B-6	© 2019 State Street Corporation. All Rights Reserved. ID15919 0319 Exp. Date: 03/31/2020

March 2019

2019 State Street Global

Advisors Conflict

Mitigation Guidelines

State Street Corporation has a comprehensive standalone Conflicts of Interest Policy and other policies that address a range of conflicts of interests identified. In addition, State Street Global Advisors, the asset management business of State Street Corporation, maintains a conflicts register that identifies key conflicts and describes systems in place to mitigate the conflicts. This guidance[1] is designed to act in conjunction with related policies and practices employed by other groups within the organization. Further, they complement those policies and practices by providing specific guidance on managing the conflicts of interests that may arise through State Street Global Advisors’ proxy voting and engagement activities.

2019 State Street Global Advisors Conflict Mitigation Guidelines

Managing Conflicts of Interest Related to Proxy Voting

State Street Global Advisors has policies and procedures designed to prevent undue influence on State Street Global Advisors’ voting activities that may arise from relationships between proxy issuers or companies and State Street Corporation, State Street Global Advisors, State Street Global Advisors affiliates, State Street Global Advisors Funds or State Street Global Advisors Fund affiliates.

Protocols designed to help mitigate potential conflicts of interest include:

•	Providing sole voting discretion to members of State Street Global Advisors’ Asset Stewardship team. Members of the Asset Stewardship team may from time to time discuss views on proxy voting matters, company performance, strategy etc. with other State Street Corporation or State Street Global Advisors employees including portfolio managers, senior executives and relationship managers. However, final voting decisions are made solely by the Asset Stewardship team, in a manner that is consistent with the best interests of all clients, taking into account various perspectives on risks and opportunities with a view of maximizing the value of client assets;

•	Exercising a singular vote decision for each ballot item regardless of our investment strategy;

•	Prohibiting members of State Street Global Advisors’ Asset Stewardship team from disclosing State Street Global Advisors’ voting decision to any individual not affiliated with the proxy voting process prior to the meeting or date of written consent, as the case may be;

•	Mandatory disclosure by members of the State Street Global Advisors’ Asset Stewardship team, Global Proxy Review Committee (“PRC”) and Investment Committee (“IC”) of any personal conflict of interest (e.g., familial relationship with company management, serves as a director on the board of a listed company) to the Head of the Asset Stewardship team. Members are required to recuse themselves from any engagement or proxy voting activities related to the conflict;
•	In certain instances, client accounts and/or State Street Global Advisors pooled funds, where State Street Global Advisors acts as trustee, may hold shares in State Street Corporation or other State Street Global Advisors affiliated entities, such as mutual funds affiliated with State Street Global Advisors Funds Management, Inc. In general, State Street Global Advisors will outsource any voting decision relating to a shareholder meeting of State Street Coporation or other State Street Global Advisors affiliated entities to independent outside third parties. Delegated third parties exercise vote decisions based upon State Street Global Advisors’ Proxy Voting and Engagement Guidelines (“Guidelines”); and

•	Reporting of voting guideline overrides, if any, to the PRC on a quarterly basis.

In general, we do not believe matters that fall within the Guidelines and are voted consistently with the Guidelines present any potential conflicts, since the vote on the matter has effectively been determined without reference to the soliciting entity. However, where matters do not fall within the Guidelines or where we believe that voting in accordance with the Guidelines is unwarranted, we conduct an additional review to determine whether there is a conflict of interest. In circumstances where a conflict has been identified and either: (i) the matter does not fall clearly within the Guidelines; or (ii) State Street Global Advisors determines that voting in accordance with such guidance is not in the best interests of its clients, the Head of the Asset Stewardship team will determine whether a material relationship exists. If so, the matter is referred to the PRC. The PRC then reviews the matter and determines whether a conflict of interest exists, and if so, how to best resolve such conflict. For example, the PRC may (i) determine that the proxy vote does not give rise to a conflict due to the issues presented, (ii) refer the matter to the IC for further evaluation or (iii) retain an independent fiduciary to determine the appropriate vote.

[1]

These Managing Conflicts of Interest Arising From State Street Global Advisors’ Proxy Voting and Engagement Activity Guidelines are also applicable to State Street Global Advisors Funds Management, Inc. State Street Global Advisors Funds Management, Inc. is an SEC-registered investment adviser. State Street Global Advisors Funds Management, Inc., State Street Global Advisors Trust Company, and other advisory affiliates of State Street make up State Street Global Advisors, the investment management arm of State Street Corporation.

State Street Global Advisors	B-8

2019 State Street Global Advisors Conflict Mitigation Guidelines

ssga.com

State Street Global Advisors Worldwide Entities

Abu Dhabi: State Street Global Advisors Limited, Middle East Branch, 42801, 28, Al Khatem Tower, Abu Dhabi Global Market Square, Al Mayah Island, Abu Dhabi, United Arab Emirates. T: +971 2 245 9000. Australia: State Street Global Advisors, Australia, Limited (ABN 42 003 914 225) is the holder of an Australian Financial Services Licence (AFSL Number 238276). Registered office: Level 17, 420 George Street, Sydney, NSW 2000, Australia. T: +612 9240 7600. F: +612 9240 7611. Belgium: State Street Global Advisors Belgium, Chaussée de La Hulpe 120, 1000 Brussels, Belgium. T: 32 2 663 2036. F: 32 2 672 2077. SSGA Belgium is a branch office of State Street Global Advisors Limited. State Street Global Advisors Limited is authorized and regulated by the Financial Conduct Authority in the United Kingdom. Canada: State Street Global Advisors, Ltd., 770 Sherbrooke Street West, Suite 1200 Montreal, Quebec, H3A 1G1, T: +514 282 2400 and 30 Adelaide Street East Suite 500, Toronto, Ontario M5C 3G6. T: +647 775 5900. Dubai: State Street Global Advisors Limited, DIFC Branch, Central Park Towers, Suite 15 -38 (15th floor), P.O Box 26838, Dubai International Financial Centre (DIFC), Dubai, United Arab Emirates. Regulated by the Dubai Financial Services Authority (DFSA). T: +971 (0)4-4372800. France: State Street Global Advisors Ireland Limited, Paris branch is a branch of State Street Global Advisors Ireland Limited, registered in Ireland with company number 145221, authorized and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors Ireland Limited, Paris Branch, is registered in France with company number RCS Nanterre 832 734 602 and whose office is at Immeuble Défense Plaza, 23-25 rue Delarivière-Lefoullon, 92064 Paris La Défense Cedex, France. T: (+33) 1 44 45 40 00. F: (+33) 1 44 45 41 92. Germany: State Street Global Advisors GmbH, Brienner Strasse 59, D-80333 Munich. Authorized and regulated by the Bundesanstalt für Finanzdienstleistungsaufsicht (“BaFin”). Registered with the Register of Commerce Munich HRB 121381. T: +49 (0)89 55878 400. F: +49 (0)89 55878 440. Hong Kong: State Street Global Advisors Asia Limited, 68/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong. T: +852 2103 0288. F: +852 2103 0200. Ireland: State Street Global Advisors Ireland Limited is regulated by the Central Bank of Ireland. Registered office address 78 Sir John Rogerson’s Quay,

Dublin 2. Registered number 145221. T: +353 (0)1 776 3000. F: +353 (0)1 776 3300. Italy: State Street Global Advisors Limited, Milan Branch (Sede Secondaria di Milano) is a branch of State Street Global Advisors Limited, a company registered in the UK, authorized and regulated by the Financial Conduct Authority (FCA ), with a capital of GBP 62,350,000, and whose registered office is at 20 Churchill Place, London E14 5HJ. State Street Global Advisors Limited, Milan Branch (Sede Secondaria di Milano), is registered in Italy with company number 06353340968 - R.E.A. 1887090 and VAT number 06353340968 and whose office is at Via dei Bossi, 4 - 20121 Milano, Italy. T: 39 02 32066 100. F: 39 02 32066 155. Japan: State Street Global Advisors (Japan) Co., Ltd., Toranomon Hills Mori Tower 25F 1-23-1 Toranomon, Minato-ku, Tokyo 105-6325 Japan, T: +81-3-4530-7380 Financial Instruments Business Operator, Kanto Local Financial Bureau (Kinsho #345) , Membership: Japan Investment Advisers Association, The Investment Trust Association, Japan, Japan Securities Dealers’ Association. Netherlands: State Street Global Advisors Netherlands, Apollo Building, 7th floor Herikerbergweg 29 1101 CN Amsterdam, Netherlands. T: 31 20 7181701. SSGA Netherlands is a branch office of State Street Global Advisors Limited. State Street Global Advisors Limited is authorized and regulated by the Financial Conduct Authority in the United Kingdom. Singapore: State Street Global Advisors Singapore Limited, 168, Robinson Road, #33-01 Capital Tower, Singapore 068912 (Company Reg. No: 200002719D, regulated by the Monetary Authority of Singapore). T: +65 6826 7555. F: +65 6826 7501. Switzerland: State Street Global Advisors AG, Beethovenstr. 19, CH-8027 Zurich. Authorized and regulated by the Eidgenössische Finanzmarktaufsicht (“FINMA”). Registered with the Register of Commerce Zurich CHE-105.078.458. T: +41 (0)44 245 70 00. F: +41 (0)44 245 70 16. United Kingdom: State Street Global Advisors Limited. Authorized and regulated by the Financial Conduct Authority. Registered in England. Registered No. 2509928. VAT No. 5776591 81. Registered office: 20 Churchill Place, Canary Wharf, London, E14 5HJ. T: 020 33 95 6000. F: 020 3395 6350. United States: State Street Global Advisors, One Iron Street, Boston MA 02210. T: +1 617 786 3000.

The whole or any part of this work may not be reproduced, copied or transmitted or any of its contents disclosed to third parties without SSGA’s express written consent.

State Street Global Advisors	B-9	© 2019 State Street Corporation. All Rights Reserved. ID15922 0319 Exp. Date: 03/31/2020

Global Proxy Voting and

Engagement Guidelines

for Environmental and

Social Issues

Global Proxy Voting and Engagement Guidelines for Environmental and Social Issues

Overview

Our primary fiduciary obligation to our clients is to maximize the long-term returns of their investments. It is our view that material environmental and social (sustainability) issues can both create risk as well as generate long-term value in our portfolios. This philosophy provides the foundation for our value-based approach to Asset Stewardship.

We use our voice and our vote through engagement, proxy voting, and thought leadership in order to communicate with issuers and educate market participants about our perspective on important sustainability topics. Our Asset Stewardship program prioritization process allows us to proactively identify companies for engagement and voting in order to mitigate sustainability risks in our portfolio.

Through engagement, we address a broad range of topics that align with our thematic priorities and build long-term relationships with issuers. Engagements are often multi- year exercises. We share our views of key topics and also seek to understand the disclosure and practices of issuers. We leverage our long-term relationship with companies to effect change. Voting on sustainability issues is mainly driven through shareholder proposals. However, we may take voting action against directors even in the absence of shareholder proposals for unaddressed concerns pertaining to sustainability matters.

In this document we provide additional transparency into our approach to engagement and voting on sustainability- related matters.

Our Approach to Assessing Materiality and Relevance of Sustainability Issues

While we believe that sustainability-related factors can expose potential investment risks as well as drive long-term value creation, the materiality of specific sustainability issues varies from industry to industry and company by company. With this in mind, we leverage several distinct frameworks as well as additional resources to inform our views on the materiality of a sustainability issue at a given company including:

•	The Sustainability Accounting Standards Board (SASB) Materiality Map

•	The Task Force on Climate-related Financial Disclosures (TCFD) Framework

•	Disclosure expectations in a company’s given regulatory environment

•	Market expectations for the sector and industry

•	Other existing third party frameworks, such as the CDP (formally the Carbon Disclosure Project)

•	Our proprietary R-Factor[1] score

We expect companies to disclose information regarding their approach to identifying material sustainability-related risks and the management policies and practices in place to address such issues. We support efforts by companies to demonstrate the ways in which sustainability is incorporated into operations, business activities, and most importantly, long-term business strategy.

Approach to Engagement on Sustainability Issues

State Street Global Advisors holds more than 12,000 listed equities across its global portfolios. The success of our engagement process is due to our ability to prioritize and optimally allocate resources. Our approach is driven by:

1) Proprietary Screens

We have developed proprietary in-house sustainability screens to help identify companies for proactive engagement. These screens leverage our proprietary R-Factor score to identify sector and industry outliers for engagement and voting on sustainability issues.

2) Thematic Prioritization

As part of our annual stewardship planning process we identify thematic sustainability priorities that will be addressed during most engagement meetings. We develop our priorities based upon several factors, including client feedback, emerging sustainability trends, developing macroeconomic conditions, and evolving regulations. These engagements not only inform our voting decisions but also allow us to monitor improvement over time and to contribute to our evolving perspectives on priority areas. Insights from these engagements are shared with clients through our publicly available Annual Stewardship Report.

Voting on Sustainability Proposals

Historically, shareholder proposals addressing sustainability-related topics have been most common in the U.S. and Japanese markets. However, we have observed such proposals being filed in additional markets, including Australia, the UK, and continental Europe.

Agnostic of market, sustainability-related shareholder proposals address diverse topics and typically ask companies to either improve sustainability-related disclosure or enhance their practices. Common topics for sustainability-related shareholder proposals include:

•	Climate-related issues

•	Sustainable practices

•	Gender equity

•	Campaign contributions and lobbying

•	Labor and human rights

•	Animal welfare

State Street Global Advisors	B-11

Global Proxy Voting and Engagement Guidelines for Environmental and Social Issues

We take a case-by-case approach to voting on shareholder proposals related to sustainability topics and consider the following when reaching a final vote decision:

•	The materiality of the sustainability topic in the proposal to the company’s business and sector (see “Our Approach to Assessing Materiality and Relevance of Sustainability Issues” above)

•	The content and intent of the proposal

•	Whether the adoption of such a proposal would promote long-term shareholder value in the context of the company’s disclosure and practices

•	The level of board involvement in the oversight of the company’s sustainability practices

•	Quality of engagement and responsiveness to our feedback

•	Binding nature of proposal or prescriptiveness of proposal

Vote Options for Sustainability- Related Proposals

•	State Street Global Advisors votes For (support for proposal) if the issue is material and the company has poor disclosure and/or practices relative to our expectations.

•	State Street Global Advisors votes Abstain (some reservations) if the issue is material and the company’s disclosure and/or practices could be improved relative to our expectations.

•	State Street Global Advisors votes Against (no support for proposal) if the issue is non-material and/or the company’s disclosure and/or practices meet our expectations.

[1]	State Street Global Advisors’ proprietary scoring model, which aligns with SASB’s materiality map.

ssga.com

State Street Global Advisors Worldwide Entities

Abu Dhabi: State Street Global Advisors Limited, Middle East Branch, 42801, 28, Al Khatem Tower, Abu Dhabi Global Market Square, Al Mayah Island, Abu Dhabi, United Arab Emirates. Regulated by ADGM Financial Services Regulatory Authority. T: +971 2 245 9000. Australia: State Street Global Advisors, Australia, Limited (ABN 42 003 914 225) is the holder of an Australian Financial Services Licence (AFSL Number 238276). Registered office: Level 17, 420 George Street, Sydney, NSW 2000, Australia T: +612 9240 7600. F: +612 9240 7611. Belgium: State Street Global Advisors Belgium, Chaussée de La Hulpe 120, 1000 Brussels, Belgium. T: 32 2 663 2036, F: 32 2 672 2077. SSGA Belgium is a branch office of State Street Global Advisors Limited. State Street Global Advisors Ireland Limited, registered in Ireland with company number 145221, authorized and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin

2. Canada: State Street Global Advisors, Ltd., 770 Sherbrooke Street West, Suite 1200 Montreal, Quebec, H3A 1G1, T: +514 282 2400 and 30 Adelaide Street East Suite 500, Toronto, Ontario M5C 3G6. T: +647 775 5900. Dubai: State Street Global Advisors Limited, DIFC Branch, Central Park Towers, Suite 15-38 (15th floor), P.O Box 26838, Dubai International Financial Centre (DIFC), Dubai, United Arab Emirates. Regulated by the Dubai Financial Services Authority (DFSA). T: +971 (0)4 4372800, F: +971 (0)4 4372818. France: State Street Global Advisors Ireland Limited, Paris branch is a branch of State Street Global Advisors Ireland Limited, registered in Ireland with company number 145221, authorized and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors Ireland Limited, Paris Branch, is registered in France with company number RCS Nanterre 832 734 602 and whose office is at Immeuble Défense Plaza, 23-25 rue Delarivière-Lefoullon, 92064 Paris La Défense Cedex, France. T: (+33) 1 44 45 40 00. F: (+33) 1 44 45 41 92. Germany: State Street Global Advisors GmbH, Brienner Strasse 59, D-80333 Munich. Authorized and regulated by the Bundesanstalt für Finanzdienstleistungsaufsicht (“BaFin”). Registered with the Register of Commerce Munich HRB 121381. T: +49 (0)89 55878 400. F: +49 (0)89 55878 440. Hong Kong: State Street Global Advisors Asia Limited, 68/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong. T: +852

2103-0288. F: +852 2103 0200. Ireland: State Street Global Advisors Ireland Limited is regulated by the Central Bank of Ireland. Registered office address 78 Sir John Rogerson’s Quay, Dublin 2. Registered number 145221. T: +353 (0)1 776 3000. F: +353 (0)1 776 3300. Italy: State Street Global Advisors Ireland Limited, Milan Branch (Sede Secondaria di Milano) is a branch of State Street Global Advisors Ireland Limited, registered in Ireland with company number 145221, authorized and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors Ireland Limited, Milan Branch (Sede Secondaria di Milano), is registered in Italy with company number 10495250960 - R.E.A. 2535585 and VAT number 10495250960and whose office is at Via dei Bossi, 4 - 20121 Milano, Italy. T: +39 02 32066 100. F: +39 02 32066 155. Japan: State Street Global Advisors (Japan) Co., Ltd., Toranomon Hills Mori Tower 25F 1-23-1 Toranomon, Minato-ku, Tokyo 105-6325 Japan, T: +81-3-4530-7380 Financial Instruments Business Operator, Kanto Local Financial Bureau (Kinsho #345) , Membership: Japan Investment Advisers Association, The Investment Trust Association, Japan, Japan Securities Dealers’ Association. Netherlands: State Street Global Advisors Netherlands, Apollo Building, 7th floor Herikerbergweg 29 1101 CN Amsterdam, Netherlands. Telephone: 31 20 7181701. SSGA Netherlands is a branch office of State Street Global Advisors Ireland Limited, registered in Ireland with company number 145221, authorized and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Singapore: State Street Global Advisors Singapore Limited, 168, Robinson Road, #33-01 Capital Tower, Singapore 068912 (Company Reg. No: 200002719D, regulated by the Monetary Authority of Singapore). Telephone: +65 6826 7555. F: +65 6826 7501. Switzerland: State Street Global Advisors AG, Beethovenstr. 19, CH-8027 Zurich. Authorized and regulated by the Eidgenössische Finanzmarktaufsicht (“FINMA”). Registered with the Register of Commerce Zurich CHE-105.078.458. T: +41 (0)44 245 70 00. Facsimile F: +41 (0)44 245 70 16. United Kingdom: State Street Global Advisors Limited. Authorized and regulated by the Financial Conduct Authority. Registered in England. Registered No. 2509928. VAT No. 5776591 81. Registered office: 20 Churchill Place, Canary Wharf, London, E14 5HJ. T: 020 3395 6000. F: 020 3395 6350. United States: State Street Global Advisors, One Iron Street, Boston MA 02210. T: +1 617 786 3000.

State Street Global Advisors	B-12	© 2019 State Street Corporation. All Rights Reserved. ID15998 0319 Exp. Date: 03/31/2020

March 2019

Proxy Voting and

Engagement Guidelines

North America

(United States & Canada)

State Street Global Advisors’ North America Proxy Voting and Engagement Guidelines[1] outline our expectations of companies listed on stock exchanges in the US and Canada. These guidelines complement and should be read in conjunction with State Street Global Advisors’ Global Proxy Voting and Engagement Principles, which provide a detailed explanation of our approach to voting and engaging with companies, and State Street Global Advisors’ Conflict Mitigation Guidance.

Proxy Voting and Engagement Guidelines

State Street Global Advisors’ North America Proxy Voting and Engagement Guidelines address areas, including board structure, director tenure, audit related issues, capital structure, executive compensation, as well as environmental, social, and other governance-related issues of companies listed on stock exchanges in the US and Canada (“North America”). Principally, we believe the primary responsibility of the board of directors is to preserve and enhance shareholder value and protect shareholder interests. In order to carry out their primary responsibilities, directors have to undertake activities that range from setting strategy and overseeing executive management to monitoring the risks that arise from a company’s business, including risks related to sustainability issues. Further, good corporate governance necessitates the existence of effective internal controls and risk management systems, which should be governed by the board.

When voting and engaging with companies in global markets, we consider market specific nuances in the manner that we believe will most likely protect and promote the long-term economic value of client investments. We expect companies to observe the relevant laws and regulations of their respective markets, as well as country specific best practice guidelines and corporate governance codes. When we feel that a country’s regulatory requirements do not address some of the key philosophical principles that we believe are fundamental to its global voting guidelines, we may hold companies in such markets to our global standards.

In its analysis and research about corporate governance issues in North America, we expect all companies to act in a transparent manner and to provide detailed disclosure on board profiles, related-party transactions, executive compensation, and other governance issues that impact shareholders’ long-term interests. Further, as a founding member of the Investor Stewardship Group (“ISG”), we proactively monitor companies’ adherence to the Corporate Governance Principles for US listed companies. Consistent with the “comply-or-explain” expectations established by the principles, we encourage companies to proactively disclose their level of compliance with the principles. In instances of non-compliance when companies cannot explain the nuances of their governance structure effectively, either publicly or through engagement, we may vote against the independent board leader.

State Street Global Advisors’ Proxy Voting and Engagement Philosophy

Corporate governance and sustainability issues are an integral part of the investment process. The Asset Stewardship Team consists of investment professionals with expertise in corporate governance and company law, remuneration, accounting, and environmental and social issues. We have established robust corporate governance principles and practices that are backed with extensive analytical expertise to understand the complexities of the corporate governance landscape. We engage with companies to provide insight on the principles and practices that drive our voting decisions. We also conduct proactive engagements to address significant shareholder concerns and environmental, social, and governance (“ESG”) issues in a manner consistent with maximizing shareholder value.

The team works alongside members of State Street Global Advisors’ s Active Fundamental and various other investment teams, collaborating on issuer engagements and providing input on company specific fundamentals. We are also a member of various investor associations that seek to address broader corporate governance related policy issues in North America.

State Street Global Advisors is a signatory to the United Nations Principles of Responsible Investment (“UNPRI”) and is compliant with the US Investor Stewardship Group Principles. We are committed to sustainable investing and are working to further integrate ESG principles into investment and corporate governance practices, where applicable and consistent with our fiduciary duty.

Directors and Boards

State Street Global Advisors believes that a well constituted board of directors, with a balance of skills, expertise, and independence, provides the foundations for a well governed company. We view board quality as a measure of director independence, director succession planning, board diversity, evaluations and refreshment, and company governance practices. We vote for the election/re-election of directors on a case-by-case basis after considering various factors, including board quality, general market practice, and availability of information on director skills and expertise. In principle, we believe independent directors are crucial to robust corporate governance and help management establish sound corporate governance policies and practices. A sufficiently independent board will most effectively monitor management and perform oversight functions necessary to protect shareholder interests. Further, we expect boards of Russell 3000 and TSX listed companies to have at least one female board member .

Director related proposals include issues submitted to shareholders that deal with the composition of the board or with members of a corporation’s board of directors. In deciding the director nominee to support, we consider numerous factors.

State Street Global Advisors	B-14

Proxy Voting and Engagement Guidelines

Director Elections

Our director election guideline focuses on companies’ governance profile to identify if a company demonstrates appropriate governance practices or if it exhibits negative governance practices. Factors we consider when evaluating governance practices include, but are not limited to the following:

•	Shareholder rights

•	Board independence

•	Board structure

If a company demonstrates appropriate governance practices, we believe a director should be classified as independent based upon the relevant listing standards or local market practice standards. In such cases, the composition of the key oversight committees of a board should meet the minimum standards of independence. Accordingly, we will vote against a nominee at a company with appropriate governance practices if the director is classified as non-independent under relevant listing standards or local market practice and serves on a key committee of the board (compensation, audit, nominating, or committees required to be fully independent by local market standards).

Conversely, if a company demonstrates negative governance practices, State Street Global Advisors believes the classification standards for director independence should be elevated. In such circumstances, we will evaluate all director nominees based upon the following classification standards:

•	Is the nominee an employee of or related to an employee of the issuer or its auditor?

•	Does the nominee provide professional services to the issuer?

•	Has the nominee attended an appropriate number of board meetings?

•	Has the nominee received non-board related compensation from the issuer?

In the US market where companies demonstrate negative governance practices, these stricter standards will apply not only to directors who are a member of a key committee but to all directors on the board as market practice permits. Accordingly, we will vote against a nominee (with the exception of the CEO) where the board has inappropriate governance practices and is considered not independent based on the above independence criteria.

Additionally, we may withhold votes from directors based on the following:

•	Overall average board tenure is excessive. In assessing excessive tenure, we give consideration to factors such as the preponderance of long tenured directors, board refreshment practices, and classified board structures

•	Directors attend less than 75% of board meetings without appropriate explanation or providing reason for their failure to meet the attendance threshold

•	CEOs of a public company who sit on more than three public company boards

•	Director nominees who sit on more than six public company boards

•	Directors of companies that have not been responsive to a shareholder proposal that received a majority shareholder support at the last annual or special meeting

•	Consideration can be warranted if management submits the proposal(s) on the ballot as a binding management proposal, recommending shareholders vote for the particular proposal(s)

•	Directors of companies have unilaterally adopted/ amended company bylaws that negatively impact our shareholder rights (such as fee-shifting, forum selection, and exclusion service bylaws) without putting such amendments to a shareholder vote

•	Compensation committee members where there is a weak relationship between executive pay and performance over a five-year period

•	Audit committee members if non-audit fees exceed 50% of total fees paid to the auditors

•	Directors who appear to have been remiss in their duties

Director Related Proposals

We generally vote for the following director related proposals:

•	Discharge of board members’ duties, in the absence of pending litigation, regulatory investigation, charges of fraud, or other indications of significant concern

•	Proposals to restore shareholders’ ability in order to remove directors with or without cause

•	Proposals that permit shareholders to elect directors to fill board vacancies

•	Shareholder proposals seeking disclosure regarding the company, board, or compensation committee’s use of compensation consultants, such as company name, business relationship(s), and fees paid

State Street Global Advisors	B-15

Proxy Voting and Engagement Guidelines

We generally vote against the following director related proposals:

•	Requirements that candidates for directorships own large amounts of stock before being eligible to be elected

•	Proposals that relate to the “transaction of other business as properly comes before the meeting,” which extend “blank check” powers to those acting as proxy

•	Proposals requiring two candidates per board seat

Majority Voting

We will generally support a majority vote standard based on votes cast for the election of directors.

We will generally vote to support amendments to bylaws that would require simple majority of voting shares (i.e. shares cast) to pass or to repeal certain provisions.

Annual Elections

We generally support the establishment of annual elections of the board of directors. Consideration is given to the overall level of board independence and the independence of the key committees, as well as the existence of a shareholder rights plan.

Cumulative Voting

We do not support cumulative voting structures for the election of directors.

Separation Chair/CEO

We analyze proposals for the separation of Chair/CEO on a case-by-case basis taking into consideration numerous factors, including the appointment of and role played by a lead director, a company’s performance, and the overall governance structure of the company.

Proxy Access

In general, we believe that proxy access is a fundamental right and an accountability mechanism for all long-term shareholders. We will consider proposals relating to proxy access on a case-by-case basis. We will support shareholder proposals that set parameters to empower long-term shareholders while providing management the flexibility to design a process that is appropriate for the company’s circumstances.

We will review the terms of all other proposals and will support those proposals that have been introduced in the spirit of enhancing shareholder rights.

Considerations include the following:

•	The ownership thresholds and holding duration proposed in the resolution

•	The binding nature of the proposal
•	The number of directors that shareholders may be able to nominate each year

•	Company governance structure

•	Shareholder rights

•	Board performance

Age/Term Limits

Generally, we will vote against age and term limits unless the company is found to have poor board refreshment and director succession practices, and has a preponderance of non-executive directors with excessively long tenures serving on the board.

Approve Remuneration of Directors

Generally, we will support directors’ compensation, provided the amounts are not excessive relative to other issuers in the market or industry. In making our determination, we review whether the compensation is overly dilutive to existing shareholders.

Indemnification

Generally, we support proposals to limit directors’ liability and/or expand indemnification and liability protection if he or she has not acted in bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

Classified Boards

We generally support annual elections for the board of directors.

Confidential Voting

We will support confidential voting.

Board Size

We will support proposals seeking to fix the board size or designate a range for the board size and will vote against proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

Audit-Related Issues

Ratifying Auditors and Approving Auditor Compensation

We support the approval of auditors and auditor compensation provided that the issuer has properly disclosed audit and non-audit fees relative to market practice and the audit fees are not deemed excessive. We deem audit fees to be excessive if the non-audit fees for the prior year constituted 50% or more of the total fees paid to the auditor. We will also support the disclosure of auditor and consulting relationships when the same or related

State Street Global Advisors	B-16

Proxy Voting and Engagement Guidelines

entities are conducting both activities and will support the establishment of a selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function.

In circumstances where “other” fees include fees related to initial public offerings, bankruptcy emergence, and spin-offs, and the company makes public disclosure of the amount and nature of those fees which are determined to be an exception to the standard “non-audit fee” category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit/audit-related fees/tax compliance and preparation for purposes of determining whether non-audit fees are excessive.

We will support the discharge of auditors and requirements that auditors attend the annual meeting of shareholders.2

Capital-Related Issues

Capital structure proposals include requests by management for approval of amendments to the certificate of incorporation that will alter the capital structure of the company.

The most common request is for an increase in the number of authorized shares of common stock, usually in conjunction with a stock split or dividend. Typically, we support requests that are not unreasonably dilutive or enhance the rights of common shareholders. In considering authorized share proposals, the typical threshold for approval is 100% over current authorized shares. However, the threshold may be increased if the company offers a specific need or purpose (merger, stock splits, growth purposes, etc.). All proposals are evaluated on a case-by-case basis taking into account the company’s specific financial situation.

Increase in Authorized Common Shares

In general, we support share increases for general corporate purposes up to 100% of current authorized stock.

We support increases for specific corporate purposes up to 100% of the specific need plus 50% of current authorized common stock for US and Canadian firms.

When applying the thresholds, we will also consider the nature of the specific need, such as mergers and acquisitions and stock splits.

Increase in Authorized Preferred Shares

We vote on a case-by-case basis on proposals to increase the number of preferred shares.

Generally, we will vote for the authorization of preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

We will support proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense). However, we will vote against proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

Unequal Voting Rights

We will not support proposals authorizing the creation of new classes of common stock with superior voting rights and will vote against new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights. In addition, we will not support capitalization changes that add “blank check” classes of stock (i.e. classes of stock with undefined voting rights) or classes that dilute the voting interests of existing shareholders.

However, we will support capitalization changes that eliminate other classes of stock and/or unequal voting rights.

Mergers and Acquisitions

Mergers or the reorganization of the structure of a company often involve proposals relating to reincorporation, restructurings, liquidations, and other major changes to the corporation.

Proposals that are in the best interests of the shareholders, demonstrated by enhancing share value or improving the effectiveness of the company’s operations, will be supported.

In general, provisions that are not viewed as economically sound or are thought to be destructive to shareholders’ rights are not supported.

We will generally support transactions that maximize shareholder value. Some of the considerations include the following:

•	Offer premium

•	Strategic rationale

•	Board oversight of the process for the recommended transaction, including, director and/or management conflicts of interest

•	Offers made at a premium and where there are no other higher bidders

•	Offers in which the secondary market price is substantially lower than the net asset value

State Street Global Advisors	B-17

Proxy Voting and Engagement Guidelines

We may vote against a transaction considering the following:

•	Offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets

•	Offers where we believe there is a reasonable prospect for an enhanced bid or other bidders

•	The current market price of the security exceeds the bid price at the time of voting

Anti–Takeover Issues

Typically, these are proposals relating to requests by management to amend the certificate of incorporation or bylaws to add or to delete a provision that is deemed to have an anti-takeover effect. The majority of these proposals deal with management’s attempt to add some provision that makes a hostile takeover more difficult or will protect incumbent management in the event of a change in control of the company.

Proposals that reduce shareholders’ rights or have the effect of entrenching incumbent management will not be supported.

Proposals that enhance the right of shareholders to make their own choices as to the desirability of a merger or other proposal are supported.

Shareholder Rights Plans

US We will support mandates requiring shareholder approval of a shareholder rights plans (“poison pill”) and repeals of various anti-takeover related provisions.

In general, we will vote against the adoption or renewal of a US issuer’s shareholder rights plan (“poison pill”).

We will vote for an amendment to a shareholder rights plan (“poison pill”) where the terms of the new plans are more favorable to shareholders’ ability to accept unsolicited offers (i.e. if one of the following conditions are met: (i) minimum trigger, flip-in or flip-over of 20%, (ii) maximum term of three years, (iii) no “dead hand,” “slow hand,” “no hand” nor similar feature that limits the ability of a future board to redeem the pill, and (iv) inclusion of a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced).

Canada We analyze proposals for shareholder approval of a shareholder rights plan (“poison pill”) on a case-by-case basis taking into consideration numerous factors, including but not limited to, whether it conforms to ‘new generation’ rights plans and the scope of the plan.

Special Meetings

We will vote for shareholder proposals related to special meetings at companies that do not provide shareholders the right to call for a special meeting in their bylaws if:

•	The company also does not allow shareholders to act by written consent

•	The company allows shareholders to act by written consent but the ownership threshold for acting by written consent is set above 25% of outstanding shares

We will vote for shareholder proposals related to special meetings at companies that give shareholders (with a minimum 10% ownership threshold) the right to call for a special meeting in their bylaws if:

•	The current ownership threshold to call for a special meeting is above 25% of outstanding shares

We will vote for management proposals related to special meetings.

Written Consent

We will vote for shareholder proposals on written consent at companies if:

•	The company does not have provisions in their bylaws giving shareholders the right to call for a special meeting

•	The company allows shareholders the right to call for a special meeting, but the current ownership threshold to call for a special meeting is above 25% of outstanding shares

•	The company has a poor governance profile

We will vote management proposals on written consent on a case-by-case basis.

Super–Majority

We will generally vote against amendments to bylaws requiring super-majority shareholder votes to pass or repeal certain provisions. We will vote for the reduction or elimination of super-majority vote requirements, unless management of the issuer was concurrently seeking to or had previously made such a reduction or elimination.

Remuneration Issues

Despite the differences among the types of plans and the awards possible there is a simple underlying philosophy that guides the analysis of all compensation plans; namely, the terms of the plan should be designed to provide an incentive for executives and/or employees to align their interests with those of the shareholders and thus work toward enhancing shareholder value. Plans that benefit participants only when the shareholders also benefit are those most likely to be supported.

State Street Global Advisors	B-18

Proxy Voting and Engagement Guidelines

Advisory Vote on Executive Compensation and Frequency

State Street Global Advisors believes executive compensation plays a critical role in aligning executives interest with shareholder’s, attracting, retaining and incentivizing key talent, and ensuring positive correlation between the performance achieved by management and the benefits derived by shareholders. We support management proposals on executive compensation where there is a strong relationship between executive pay and performance over a five-year period. We seek adequate disclosure of various compensation elements, absolute and relative pay levels, peer selection and benchmarking, the mix of long-term and short-term incentives, alignment of pay structures with shareholder interests as well as with corporate strategy, and performance. Further shareholders should have the opportunity to assess whether pay structures and levels are aligned with business performance on an annual basis.

In Canada, where advisory votes on executive compensation are not commonplace, we will rely primarily upon engagement to evaluate compensation plans.

Employee Equity Award Plans

We consider numerous criteria when examining equity award proposals. Generally we do not vote against plans for lack of performance or vesting criteria. Rather the main criteria that will result in a vote against an equity award plan are:

Excessive voting power dilution To assess the dilutive effect, we divide the number of shares required to fully fund the proposed plan, the number of authorized but unissued shares and the issued but unexercised shares by the fully diluted share count. We review that number in light of certain factors, such as the industry of the issuer.

Historical option grants Excessive historical option grants over the past three years. Plans that provide for historical grant patterns of greater than five to eight percent are generally not supported.

Repricing We will vote against any plan where repricing is expressly permitted. If a company has a history of repricing underwater options, the plan will not be supported.

Other criteria include the following:

•	Number of participants or eligible employees

•	The variety of awards possible

•	The period of time covered by the plan

There are numerous factors that we view as negative. If combined they may result in a vote against a proposal. Factors include:

•	Grants to individuals or very small groups of participants

•	“Gun-jumping” grants which anticipate shareholder approval of a plan or amendment

•	The power of the board to exchange “underwater” options without shareholder approval. This pertains to the ability of a company to reprice options, not the actual act of repricing described above

•	Below market rate loans to officers to exercise their options

•	The ability to grant options at less than fair market value;

•	Acceleration of vesting automatically upon a change in control

•	Excessive compensation (i.e. compensation plans which we deem to be overly dilutive)

Share Repurchases If a company makes a clear connection between a share repurchase program and its intent to offset dilution created from option plans and the company fully discloses the amount of shares being repurchased, the voting dilution calculation may be adjusted to account for the impact of the buy back.

Companies will not have any such repurchase plan factored into the dilution calculation if they do not (i) clearly state the intentions of any proposed share buy-back plan, (ii) disclose a definitive number of the shares to be bought back, (iii) specify the range of premium/discount to market price at which a company can repurchase shares, and (iv) disclose the time frame during which the shares will be bought back..

162(m) Plan Amendments If a plan would not normally meet our criteria described above, but was primarily amended to add specific performance criteria to be used with awards that were designed to qualify for performance- based exception from the tax deductibility limitations of Section 162(m) of the Internal Revenue Code, then we will support the proposal to amend the plan.

Employee Stock Option Plans

We generally vote for stock purchase plans with an exercise price of not less than 85% of fair market value. However, we take market practice into consideration.

Compensation Related Items

We generally support the following proposals:

•	Expansions to reporting of financial or compensation- related information within reason

•	Proposals requiring the disclosure of executive retirement benefits if the issuer does not have an independent compensation committee

State Street Global Advisors	B-19

Proxy Voting and Engagement Guidelines

We generally vote against the following proposal:

•	Retirement bonuses for non-executive directors and auditors

Miscellaneous/Routine Items

We generally support the following miscellaneous/routine governance items:

•	Reimbursement of all appropriate proxy solicitation expenses associated with the election when voting in conjunction with support of a dissident slate

•	Opting-out of business combination provision

•	Proposals that remove restrictions on the right of shareholders to act independently of management

•	Liquidation of the company if the company will file for bankruptcy if the proposal is not approved

•	Shareholder proposals to put option repricings to a shareholder vote

•	General updating of, or corrective amendments to, charter and bylaws not otherwise specifically addressed herein, unless such amendments would reasonably be expected to diminish shareholder rights (e.g. extension of directors’ term limits, amending shareholder vote requirement to amend the charter documents, insufficient information provided as to the reason behind the amendment)

•	Change in corporation name

•	Mandates that amendments to bylaws or charters have shareholder approval

•	Management proposals to change the date, time, and/or location of the annual meeting unless the proposed change is unreasonable

•	Repeals, prohibitions or adoption of anti-greenmail provisions

•	Management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced and proposals to implement a reverse stock split to avoid delisting

•	Exclusive forum provisions

State Street Global Advisors generally doeses not support the following miscellaneous/routine governance items:

•	Proposals requesting companies to adopt full tenure holding periods for their executives

•	Reincorporation to a location that we believe has more negative attributes than its current location of incorporation
•	Shareholder proposals to change the date, time, and/or location of the annual meeting unless the current scheduling or location is unreasonable

•	Proposals to approve other business when it appears as a voting item

•	Proposals giving the board exclusive authority to amend the bylaws

•	Proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal

Environmental and Social Issues

As a fiduciary, State Street Global Advisors takes a comprehensive approach to engaging with our portfolio companies about material environmental and social (sustainability) issues. We use our voice and our vote through engagement, proxy voting, and thought leadership in order to communicate with issuers and educate market participants about our perspective on important sustainability topics. Our Asset Stewardship program prioritization process allows us to proactively identify companies for engagement and voting in order to mitigate sustainability risks in our portfolio. Through engagement, we address a broad range of topics that align with our thematic priorities and build long-term relationships with issuers. When voting, we fundamentally consider whether the adoption of a shareholder proposal addressing a material sustainability issue would promote long-term shareholder value in the context of the company’s existing practices and disclosures as well as existing market practice.

For more information on our approach to environmental and social issues, please see our Global Proxy Voting and Engagement Guidelines for Environmental and Social Issues available at ssga.com/about-us/asset-stewardship.html.

More Information

Any client who wishes to receive information on how its proxies were voted should contact its State Street Global Advisors relationship manager.

[1]

These Proxy Voting and Engagement Guidelines are also applicable to SSGA Funds Management, Inc.” SSGA Funds Management, Inc. is an SEC-registered investment adviser. SSGA Funds Management, Inc., State Street Global Advisors Trust Company, and other advisory affiliates of State Street make up State Street Global Advisors, the investment management arm of State Street Corporation.

[2]	Common for non-US issuers; request from the issuer to discharge from liability the directors or auditors with respect to actions taken by them during the previous year.

State Street Global Advisors	B-20

Proxy Voting and Engagement Guidelines

ssga.com

State Street Global Advisors Worldwide Entities

Abu Dhabi: State Street Global Advisors Limited, Middle East Branch, 42801, 28, Al Khatem Tower, Abu Dhabi Global Market Square, Al Mayah Island, Abu Dhabi, United Arab Emirates. Regulated by ADGM Financial Services Regulatory Authority. T: +971 2 245 9000. Australia: State Street Global Advisors, Australia, Limited (ABN 42 003 914 225) is the holder of an Australian Financial Services Licence (AFSL Number 238276). Registered office: Level 17, 420 George Street, Sydney, NSW 2000, Australia T: +612 9240 7600. F: +612 9240 7611. Belgium: State Street Global Advisors Belgium, Chaussée de La Hulpe 120, 1000 Brussels, Belgium. T: 32 2 663 2036, F: 32 2 672 2077. SSGA Belgium is a branch office of State Street Global Advisors Limited. State Street Global Advisors Ireland Limited, registered in Ireland with company number 145221, authorized and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin

2. Canada: State Street Global Advisors, Ltd., 770 Sherbrooke Street West, Suite 1200 Montreal, Quebec, H3A 1G1, T: +514 282 2400 and 30 Adelaide Street East Suite 500, Toronto, Ontario M5C 3G6. T: +647 775 5900. Dubai: State Street Global Advisors Limited, DIFC Branch, Central Park Towers, Suite 15-38 (15th floor), P.O Box 26838, Dubai International Financial Centre (DIFC), Dubai, United Arab Emirates. Regulated by the Dubai Financial Services Authority (DFSA). T: +971 (0)4 4372800, F: +971 (0)4 4372818. France: State Street Global Advisors Ireland Limited, Paris branch is a branch of State Street Global Advisors Ireland Limited, registered in Ireland with company number 145221, authorized and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors Ireland Limited, Paris Branch, is registered in France with company number RCS Nanterre 832 734 602 and whose office is at Immeuble Défense Plaza, 23-25 rue Delarivière-Lefoullon, 92064 Paris La Défense Cedex, France. T: (+33) 1 44 45 40 00. F: (+33) 1 44 45 41 92. Germany: State Street Global Advisors GmbH, Brienner Strasse 59, D-80333 Munich. Authorized and regulated by the Bundesanstalt für Finanzdienstleistungsaufsicht (“BaFin”). Registered with the Register of Commerce Munich HRB 121381. T: +49 (0)89 55878 400. F: +49 (0)89 55878 440. Hong Kong: State Street Global Advisors Asia Limited, 68/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong. T: +852 2103-0288. F: +852 2103 0200. Ireland: State Street Global Advisors Ireland Limited

is regulated by the Central Bank of Ireland. Registered office address 78 Sir John Rogerson’s Quay, Dublin 2. Registered number 145221. T: +353 (0)1 776 3000. F: +353 (0)1 776 3300. Italy: State Street Global Advisors Ireland Limited, Milan Branch (Sede Secondaria di Milano) is a branch of State Street Global Advisors Ireland Limited, registered in Ireland with company number 145221, authorized and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors Ireland Limited, Milan Branch (Sede Secondaria di Milano), is registered in Italy with company number 10495250960 - R.E.A. 2535585 and VAT number 10495250960and whose office is at Via dei Bossi, 4 - 20121 Milano, Italy. T: +39 02 32066 100. F: +39 02 32066 155. Japan: State Street Global Advisors (Japan) Co., Ltd., Toranomon Hills Mori Tower 25F 1-23-1 Toranomon, Minato-ku, Tokyo 105-6325 Japan, T: +81-3-4530-7380 Financial Instruments Business Operator, Kanto Local Financial Bureau (Kinsho #345) , Membership: Japan Investment Advisers Association, The Investment Trust Association, Japan, Japan Securities Dealers’ Association. Netherlands: State Street Global Advisors Netherlands, Apollo Building, 7th floor Herikerbergweg 29 1101 CN Amsterdam, Netherlands. Telephone: 31 20 7181701. SSGA Netherlands is a branch office of State Street Global Advisors Ireland Limited, registered in Ireland with company number 145221, authorized and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Singapore: State Street Global Advisors Singapore Limited, 168, Robinson Road, #33-01 Capital Tower, Singapore 068912 (Company Reg. No: 200002719D, regulated by the Monetary Authority of Singapore). Telephone: +65 6826 7555. F: +65 6826 7501. Switzerland: State Street Global Advisors AG, Beethovenstr. 19, CH-8027 Zurich. Authorized and regulated by the Eidgenössische Finanzmarktaufsicht (“FINMA”). Registered with the Register of Commerce Zurich CHE-105.078.458. T: +41 (0)44 245 70 00. Facsimile F: +41 (0)44 245 70 16. United Kingdom: State Street Global Advisors Limited. Authorized and regulated by the Financial Conduct Authority. Registered in England. Registered No. 2509928. VAT No. 5776591 81. Registered office: 20 Churchill Place, Canary Wharf, London, E14 5HJ. T: 020 3395 6000. F: 020 3395 6350. United States: State Street Global Advisors, One Iron Street, Boston MA 02210. T: +1 617 786 3000.

The whole or any part of this work may not be reproduced, copied or transmitted or any of its contents disclosed to third parties without SSGA’s express written consent.

State Street Global Advisors	B-21	© 2019 State Street Corporation. All Rights Reserved. ID15918 0319 Exp. Date: 03/31/2020

March 2019

Proxy Voting and

Engagement Guidelines

Australia and New Zealand

State Street Global Advisors’ Australia and New Zealand Proxy Voting and Engagement Guidelines1 outline our expectations of companies listed on stock exchanges in Australia and New Zealand. These guidelines complement and should be read in conjunction with State Street Global Advisors’ Global Proxy Voting and Engagement Principles that provide a detailed explanation of our approach to voting and engaging with companies and State Street Global Advisors’ Conflict Mitigation Guidelines.

Proxy Voting and Engagement Guidelines

State Street Global Advisors’ Australia and New Zealand Proxy Voting and Engagement Guidelines address areas including board structure, audit related issues, capital structure, remuneration, environmental, social, and other governance related issues. Principally we believe the primary responsibility of the board of directors is to preserve and enhance shareholder value and protect shareholder interests. In order to carry out their primary responsibilities, directors have to undertake activities that range from setting strategy and overseeing executive management to monitoring the risks that arise from a company’s business, including risks related to sustainability issues. Further, good corporate governance necessitates the existence of effective internal controls and risk management systems, which should be governed by the board.

When voting and engaging with companies in global markets, we consider market specific nuances in the manner that we believe will best protect and promote the long-term economic value of client investments. We expect companies to observe the relevant laws and regulations of their respective markets as well as country specific best practice guidelines, and corporate governance codes. We may hold companies in such markets to our global standards when we feel that a country’s regulatory requirements do not address some of the key philosophical principles that we believe are fundamental to our global voting guidelines.

In our analysis and research into corporate governance issues in Australia and New Zealand, we expect all companies at a minimum to comply with the ASX Corporate Governance Principles and proactively monitor companies’ adherence to the principles. Consistent with the ‘comply or explain’ expectations established by the Principles, we encourage companies to proactively disclose their level of compliance with the Principles. In instances of non- compliance when companies cannot explain the nuances of their governance structure effectively, either publicly or through engagement, we may vote against the independent board leader. On some governance matters, such as composition of audit committees, we hold Australian companies to our global standards requiring all directors on the committee to be independent of management.

State Street Global Advisors’ Proxy Voting and Engagement Philosophy

In our view, corporate governance and sustainability issues are an integral part of the investment process. The Asset Stewardship Team consists of investment professionals with expertise in corporate governance and company law, remuneration, accounting, and environmental and social issues. We have established robust corporate governance principles and practices that are backed with extensive analytical expertise in order to understand the complexities of the corporate governance landscape. We engage with companies to provide insight on the principles and practices that drive our voting decisions. We also conduct proactive engagement to address significant shareholder concerns and environmental, social and governance (“ESG”) issues in a manner consistent with maximizing shareholder value.

The team works alongside members of State Street Global Advisors’ Active Fundamental and Asia-Pacific (“APAC”) investment teams, collaborating on issuer engagement and providing input on company specific fundamentals. We are also a member of various investor associations that seek to address broader corporate governance related policy issues in the region.

State Street Global Advisors is a signatory to the United Nations Principles of Responsible Investment (“UNPRI”). We are committed to sustainable investing and are working to further integrate ESG principles into investment and corporate governance practices where applicable and consistent with our fiduciary duty.

Directors and Boards

State Street Global Advisors believes that a well constituted board of directors with a good balance of skills, expertise, and independence provides the foundations for a well governed company. We view board quality as a measure of director independence, director succession planning, board diversity, evaluations and refreshment, and company governance practices. We vote for the election/re-election of directors on a case-by-case basis after considering various factors including board quality, general market practice, and availability of information on director skills and expertise. In principle, we believe independent directors are crucial to corporate governance and help management establish sound ESG policies and practices. A sufficiently independent board will most effectively monitor management and perform oversight functions necessary to protect shareholder interests.We expect boards of ASX 300 and New Zealand listed companies to be comprised of at least a majority of independent directors. At all other Australian listed companies, we expect boards to be comprised of at least one-third independent directors. Further, we expect boards of ASX 300 listed companies to have at least one female board member.

State Street Global Advisors	B-23

Proxy Voting and Engagement Guidelines

Our broad criteria for director independence in Australia and New Zealand include factors such as:

•	Participation in related-party transactions and other business relations with the company

•	Employment history with company

•	Relations with controlling shareholders

•	Family ties with any of the company’s advisers, directors, or senior employees

When considering the election or re-election of a director, we also consider the number of outside board director-ships that a non-executive and an executive may undertake and attendance at board meetings. In addition, we monitor other factors that may influence the independence of a non-executive director, such as performance-related pay, cross-directorships, significant shareholdings, and tenure. We support the annual election of directors and encourages Australian and New Zealand companies to adopt this practice.

While we are generally supportive of having the roles of chairman and CEO separated in the Australian and New Zealand markets, we assess the division of responsibilities between chairman and CEO on a case-by-case basis, giving consideration to factors such as company-specific circumstances, overall level of independence on the board and general corporate governance standards in the company. Similarly, we will monitor for circumstances in which a combined chairman/CEO is appointed or where a former CEO becomes chairman.

We may also consider board performance and directors who appear to be remiss in the performance of their oversight responsibilities when analyzing their suitability for reappointment (e.g. fraud, criminal wrongdoing and breach of fiduciary responsibilities).

We believe companies should have committees for audit, remuneration, and nomination oversight. The audit committee is responsible for monitoring the integrity of the financial statements of the company, appointing external auditors, monitoring their qualifications and independence, and their effectiveness and resource levels. ASX Corporate Governance Principles requires listed companies to have an audit committee of at least three members all of whom are non-executive directors and a majority of whom are independent directors. It also requires that the committee be chaired by an independent director who is not the chair of the board. We hold Australian and New Zealand companies to our global standards for developed financial markets by requiring that all members of the audit committee be independent directors.

In our analysis of boards, we consider whether board members have adequate skills to provide effective oversight of corporate strategy, operations, and risks, including environmental and social issues. Boards should also have a regular evaluation process in place to assess the effectiveness of the board and the skills of board members to address issues, such as emerging risks, changes to corporate strategy, and diversification of operations and geographic footprint. The nomination committee is responsible for evaluating and reviewing the balance of skills, knowledge, and experience of the board. It also ensuresthat adequate succession plans are in place for directors and the CEO. We may vote against the re-election of members of the nomination committee if the board has failed to address concerns over board structure or succession.

Executive pay is another important aspect of corporate governance. We believe that executive pay should be determined by the board of directors. We expect companies to have in place remuneration committees to provide independent oversight over executive pay. ASX Corporate Governance Principles requires listed companies to have a remuneration committee of at least three members all of whom are non-executive directors and a majority of whom are independent directors. Since Australia has a non-binding vote on pay with a two-strike rule requiring a board spill vote in the event of a second strike, we believe that the vote provides investors a mechanism to address concerns they may have on the quality of oversight provided by the board on remuneration issues. Accordingly our voting guidelines accommodate local market practice.

Indemnification and limitations on liability

Generally, State Street Global Advisors supports proposals to limit directors’ liability and/or expand indemnification and liability protection up to the limit provided by law, if he or she has not acted in bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

Audit-Related Issues

Companies should have robust internal audit and internal control systems designed for effective management of any potential and emerging risks to company operations and strategy. The responsibility of setting out an internal audit function lies with the audit committee, which should have independent non-executive directors designated as members.

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Appointment of External Auditors

State Street Global Advisors believes that a company’s auditor is an essential feature of an effective and transparent system of external supervision. Shareholders should be given the opportunity to vote on their appointment or to re-appoint at the annual meeting. When appointing external auditors and approving audit fees, we will take into consideration the level of detail in company disclosures. We will generally not support resolutions if adequate breakdown is not provided and if non-audit fees are more than 50% of audit fees. In addition, we may vote against members of the audit committee if we have concerns with audit-related issues or if the level of non-audit fees to audit fees is significant. In certain circumstances, we may consider auditor tenure when evaluating the audit process.

Shareholder Rights and Capital-Related Issues

Share Issuances

The ability to raise capital is critical for companies to carry out strategy, to grow, and toachieve returns above their cost of capital. The approval of capital raising activities is fundamental to shareholders’ ability to monitor the returns and to ensure capital is deployed efficiently. State Street Global Advisors supports capital increases that have sound business reasons and are not excessive relative to a company’s existing capital base.

Pre-emption rights are a fundamental right for shareholders to protect their investment in a company. Where companies seek to issue new shares without pre- emption rights, we may vote against if such authorities are greater than 20% of the issued share capital. We may also vote against resolutions seeking authority to issue capital with pre-emption rights if the aggregate amount allowed seems excessive and is not justified by the board. Generally, we are against capital issuance proposals greater than 100% of the issued share capital when the proceeds are not intended for specific purpose.

Share Repurchase Programs

We generally support proposals to repurchase shares, unless the issuer does not clearly state the business purpose for the program, a definitive number of shares to be repurchased, and the timeframe for the repurchase. We may vote against share repurchase requests that allow share repurchases during a takeover period.

Dividends

We generally support dividend payouts that constitute 30% or more of net income. We may vote against the dividend payouts if the dividend payout ratio has been consistently below 30% without adequate explanation. We may also vote against if the payout is excessive given the company’s financial position. Particular attention will be warranted when the payment may damage the company’s long-term financial health.

Mergers and Acquisitions

Mergers or reorganization of the company structure often involve proposals relating to reincorporation, restructurings, liquidations, and other major changes to the corporation. Proposals that are in the best interests of shareholders, demonstrated by enhancing share value or improving the effectiveness of the company’s operations, will be supported. In general, provisions that are not viewed as financially sound or are thought to be destructive to shareholders’ rights are not supported. We will generally support transactions that maximize shareholder value. Some of the considerations include:

•	Offer premium

•	Strategic rationale

•	Board oversight of the process for the recommended transaction, including, director and/or management conflicts of interest

•	Offers made at a premium and where there are no other higher bidders

•	Offers in which the secondary market price is substantially lower than the net asset value

We may vote against a transaction considering the following:

•	Offers with potentially damaging consequences for minority shareholders because of illiquid stock

•	Offers where we believe there is a reasonable prospect for an enhanced bid or other bidders

•	The current market price of the security exceeds the bid price at the time of voting

Anti-Takeover Measures

We oppose anti-takeover defenses, such as authorities for the board to issue warrants convertible into shares to existing shareholders during a hostile takeover.

Remuneration

Executive Pay

There is a simple underlying philosophy that guides State Street Global Advisors’ analysis of executive pay; there should be a direct relationship between remuneration and company performance over the long term. Shareholders should have the opportunity to assess whether pay structures and levels are aligned with business performance. When assessing remuneration reports, we consider various

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factors, such as adequate disclosure of different remuneration elements, absolute and relative pay levels, peer selection and benchmarking, the mix of long-term and short-term incentives, alignment of pay structures with shareholder interests as well as with corporate strategy and performance. State Street Global Advisors may oppose remuneration reports in which there seems to be a misalignment between pay and shareholders’ interests and where incentive policies and schemes have a re-test option or feature. We may also vote against the re-election of members of the remuneration committee if we have serious concerns about remuneration practices and if the company has not been responsive to shareholder pressure to review its approach.

Equity Incentive Plans

We may not support proposals on equity-based incentive plans where insufficient information is provided on matters, such as grant limits, performance metrics, performance, and vesting periods and overall dilution. Generally, we do not support options under such plans being issued at a discount to market price nor plans that allow for re-testing of performance metrics.

Non-Executive Director Pay

Authorities that seek shareholder approval for non-executive directors’ fees generally are not controversial. We generally support resolutions regarding directors’ fees unless disclosure is poor and we are unable to determine whether the fees are excessive relative to fees paid by other comparable companies. We will evaluate any non-cash or performance-related pay to non-executive directors on a company-by-company basis.

Risk Management

State Street Global Advisors believes that risk management is a key function of the board, which is responsible for setting the overall risk appetite of a company and for providing oversight on the risk management process established by senior executives at a company. We allow boards to have discretion over the ways in which they provide oversight in this area. However, we expect companies to disclose ways in which the board provides oversight on its risk management system and to identify key risks facing the company. Boards should also review existing and emerging risks that evolve in tandem with the political and economic landscape or as companies diversify or expand their operations into new areas.

Environmental and Social Issues

As a fiduciary, State Street Global Advisors takes a comprehensive approach to engaging with our portfolio companies about material environmental and social (sustainability) issues. We use our voice and our vote through engagement, proxy voting, and thought leadership in order to communicate with issuers and educate market participants about our perspective on important sustainability topics. Our Asset Stewardship program prioritization process allows us to proactively identify companies for engagement and voting in order to mitigate sustainability risks in our portfolio. Through engagement, we address a broad range of topics that align with our thematic priorities and build long-term relationships with issuers. When voting, we fundamentally consider whether the adoption of a shareholder proposal addressing a material sustainability issue would promote long-term shareholder value in the context of the company’s existing practices and disclosures as well as existing market practice.

For more information on our approach to environmental and social issues, please see our Global Proxy Voting and Engagement Guidelines for Environmental and Social Issues available at ssga.com/about-us/asset-stewardship.html.

More Information

Any client who wishes to receive information on how its proxies were voted should contact its State Street Global Advisors relationship manager.

[1]

These Proxy Voting and Engagement Guidelines are also applicable to SSGA Funds Management, Inc. SSGA Funds Management, Inc. is an SEC-registered investment adviser. SSGA Funds Management, Inc., State Street Global Advisors Trust Company, and other advisory affiliates of State Street make up State Street Global Advisors, the investment management arm of State Street Corporation.

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ssga.com

State Street Global Advisors Worldwide Entities

Abu Dhabi: State Street Global Advisors Limited, Middle East Branch, 42801, 28, Al Khatem Tower, Abu Dhabi Global Market Square, Al Mayah Island, Abu Dhabi, United Arab Emirates. Regulated by ADGM Financial Services Regulatory Authority. T: +971 2 245 9000. Australia: State Street Global Advisors, Australia, Limited (ABN 42 003 914 225) is the holder of an Australian Financial Services Licence (AFSL Number 238276). Registered office: Level 17, 420 George Street, Sydney, NSW 2000, Australia T: +612 9240 7600. F: +612 9240 7611. Belgium: State Street Global Advisors Belgium, Chaussée de La Hulpe 120, 1000 Brussels, Belgium. T: 32 2 663 2036, F: 32 2 672 2077. SSGA Belgium is a branch office of State Street Global Advisors Limited. State Street Global Advisors Ireland Limited, registered in Ireland with company number 145221, authorized and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin

2. Canada: State Street Global Advisors, Ltd., 770 Sherbrooke Street West, Suite 1200 Montreal, Quebec, H3A 1G1, T: +514 282 2400 and 30 Adelaide Street East Suite 500, Toronto, Ontario M5C 3G6. T: +647 775 5900. Dubai: State Street Global Advisors Limited, DIFC Branch, Central Park Towers, Suite 15-38 (15th floor), P.O Box 26838, Dubai International Financial Centre (DIFC), Dubai, United Arab Emirates. Regulated by the Dubai Financial Services Authority (DFSA). T: +971 (0)4 4372800, F: +971 (0)4 4372818. France: State Street Global Advisors Ireland Limited, Paris branch is a branch of State Street Global Advisors Ireland Limited, registered in Ireland with company number 145221, authorized and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors Ireland Limited, Paris Branch, is registered in France with company number RCS Nanterre 832 734 602 and whose office is at Immeuble Défense Plaza, 23-25 rue Delarivière-Lefoullon, 92064 Paris La Défense Cedex, France. T: (+33) 1 44 45 40 00. F: (+33) 1 44 45 41 92. Germany: State Street Global Advisors GmbH, Brienner Strasse 59, D-80333 Munich. Authorized and regulated by the Bundesanstalt für Finanzdienstleistungsaufsicht (“BaFin”). Registered with the Register of Commerce Munich HRB 121381. T: +49 (0)89 55878 400. F: +49 (0)89 55878 440. Hong Kong: State Street Global Advisors Asia Limited, 68/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong. T: +852 2103-0288. F: +852 2103 0200. Ireland: State Street Global Advisors Ireland Limited is regulated by the Central Bank of Ireland. Registered office address 78 Sir John

Rogerson’s Quay, Dublin 2. Registered number 145221. T: +353 (0)1 776 3000. F: +353 (0)1 776 3300. Italy: State Street Global Advisors Ireland Limited, Milan Branch (Sede Secondaria di Milano) is a branch of State Street Global Advisors Ireland Limited, registered in Ireland with company number 145221, authorized and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors Ireland Limited, Milan Branch (Sede Secondaria di Milano), is registered in Italy with company number 10495250960 - R.E.A. 2535585 and VAT number 10495250960and whose office is at Via dei Bossi, 4 - 20121 Milano, Italy. T: +39 02 32066 100. F: +39 02 32066 155. Japan: State Street Global Advisors (Japan) Co., Ltd., Toranomon Hills Mori Tower 25F 1-23-1 Toranomon, Minato-ku, Tokyo 105-6325 Japan, T: +81-3-4530-7380 Financial Instruments Business Operator, Kanto Local Financial Bureau (Kinsho #345) , Membership: Japan Investment Advisers Association, The Investment Trust Association, Japan, Japan Securities Dealers’ Association. Netherlands: State Street Global Advisors Netherlands, Apollo Building, 7th floor Herikerbergweg 29 1101 CN Amsterdam, Netherlands. Telephone: 31 20 7181701. SSGA Netherlands is a branch office of State Street Global Advisors Ireland Limited, registered in Ireland with company number 145221, authorized and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Singapore: State Street Global Advisors Singapore Limited, 168, Robinson Road, #33-01 Capital Tower, Singapore 068912 (Company Reg. No: 200002719D, regulated by the Monetary Authority of Singapore). Telephone: +65 6826 7555. F: +65 6826 7501. Switzerland: State Street Global Advisors AG, Beethovenstr. 19, CH-8027 Zurich. Authorized and regulated by the Eidgenössische Finanzmarktaufsicht (“FINMA”). Registered with the Register of Commerce Zurich CHE-105.078.458. T: +41 (0)44 245 70 00. Facsimile F: +41 (0)44 245 70 16. United Kingdom: State Street Global Advisors Limited. Authorized and regulated by the Financial Conduct Authority. Registered in England. Registered No. 2509928. VAT No. 5776591 81. Registered office: 20 Churchill Place, Canary Wharf, London, E14 5HJ. T: 020 3395 6000. F: 020 3395 6350. United States: State Street Global Advisors, One Iron Street, Boston MA 02210. T: +1 617 786 3000.

The whole or any part of this work may not be reproduced, copied or transmitted or any of its contents disclosed to third parties without State Street Global Advisor’s’s express written consent.

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March 2019

Proxy Voting and

Engagement Guidelines

Europe

State Street Global Advisors’ European Proxy Voting and Engagement Guidelines[1] cover different corporate governance frameworks and practices in European markets, excluding the United Kingdom and Ireland. These guidelines complement and should be read in conjunction with State Street Global Advisors’ Global Proxy Voting and Engagement Principles that provide a detailed explanation of our approach to voting and engaging with companies and State Street Global Advisors’ Conflict Mitigation Guidelines.

Proxy Voting and Engagement Guidelines

State Street Global Advisors’ Proxy Voting and Engagement Guidelines in European markets address areas, such as board structure, audit related issues, capital structure, remuneration, environmental, social, and other governance related issues. Principally, we believe the primary responsibility of the board of directors is to preserve and enhance shareholder value, and to protect shareholder interests. In order to carry out their primary responsibilities, directors have to undertake activities that range from setting strategy and overseeing executive management, to monitoring the risks that arise from a company’s business, including risks related to sustainability issues. Further, good corporate governance necessitates the existence of effective internal controls and risk management systems, which should be governed by the board.

When voting and engaging with companies in European markets, we consider market-specific nuances in the manner that we believe will most likely protect and promote the long-term financial value of client investments. We expect companies to observe the relevant laws and regulations of their respective markets as well as country-specific best practice guidelines and corporate governance codes. We may hold companies in some markets to our global standards when we feel that a country’s regulatory requirements do not address some of the key philosophical principles that we believe are fundamental to our global voting guidelines.

In our analysis and research into corporate governance issues in European companies, we also consider guidance issued by the European Commission and country-specific governance codes. We proactively monitor companies’ adherence to applicable guidance and requirements. Consistent with the diverse “comply-or-explain” expectations established by guidance and codes, we encourage companies to proactively disclose their level of compliance with applicable provisions and requirements. In cases of non-compliance, when companies cannot explain the nuances of their governance structure effectively, either publicly or through engagement, we may vote against the independent board leader.

State Street Global Advisors’ Proxy Voting and Engagement Philosophy

Corporate governance and sustainability issues are an integral part of the investment process. The Asset Stewardship Team consists of investment professionals with expertise in corporate governance and company law, remuneration, accounting, and environmental and social issues. We have established robust corporate governance principles and practices that are backed with extensive analytical expertise in order to understand the complexities of the corporate governance landscape. We engage with companies to provide insight on the principles and practices that drive our voting decisions. We also conduct proactive engagement to address significant shareholder concerns and environmental, social, and governance (“ESG”) issues in a manner consistent with maximizing shareholder value.

The team works alongside members of State Street Global Advisors’ Active Fundamental and Europe, Middle East, and Africa (“EMEA”) investment teams, collaborating on issuer engagement and providing input on company-specific fundamentals. We are also a member of various investor associations that seek to address broader corporate governance related policy issues in European markets.

State Street Global Advisors is a signatory to the United Nations Principles of Responsible Investment (“UNPRI”). We are committed to sustainable investing; thus we are working to further integrate ESG principles into investment and corporate governance practices where applicable and consistent with our fiduciary duty.

Directors and Boards

Webelieve that a well constituted board of directors, with a balance of skills, expertise and independence, provides the foundations for a well governed company. We view board quality as a measure of director independence, director succession planning, board diversity, evaluations and refreshment, and company governance practices. We vote for the election/re-election of directors on a case-by-case basis after considering various factors, including board quality, general market practice, and availability of information on director skills and expertise. In principle, we believe independent directors are crucial to good corporate governance and help management establish sound corporate governance policies and practices. A sufficiently independent board will most effectively monitor management and perform oversight functions necessary to protect shareholder interests. Further we expect boards of STOXX Europe 600 listed companies to have at least one female board member.

Our broad criteria for director independence in European companies include factors such as:

•	Participation in related–party transactions and other business relations with the company

•	Employment history with the company

•	Relations with controlling shareholders

•	Family ties with any of the company’s advisers, directors, or senior employees

•	Employee and government representatives; and

•	Overall average board tenure and individual director tenure at issuers with classified and de-classified boards, respectively

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While overall board independence requirements and board structures differ from market to market, we consider voting against directors we deem non–independent if overall board independence is below one-third or if overall independence level is below 50% after excluding employee-representatives and/or directors elected in accordance with local laws who are not elected by shareholders. We also assess the division of responsibilities between chairman and CEO on a case-by-case basis, giving consideration to factors, such as overall level of independence on the board and general corporate governance standards in the company. We may support a proposal to discharge the board if a company fails to meet adequate governance standards or board level independence.

When considering the election or re-election of a non-executive director, we also consider the number of outside board directorships a non-executive holds, attendance at board meetings, and cross-directorships. In addition, we may vote against the election of a director whose biographical disclosures are insufficient to assess his or her role on the board and/or independence.

Although we generally are in favor of the annual election of directors, we recognize that director terms vary considerably in different European markets. We may vote against article/bylaw changes that seek to extend director terms. In addition, we may vote against directors if their terms extend beyond four years in certain markets.

We believe companies should have relevant board level committees for audit, remuneration, and nomination oversight. The audit committee is responsible for monitoring the integrity of the financial statements of the company, appointing external auditors, monitoring their qualifications and independence, and assessingeffectiveness and resource levels. Similarly executive pay is an important aspect of corporate governance, and it should be determined by the board of directors. We expect companies to have remuneration committees to provide independent oversight of executive pay. We may vote against nominees who are executive members of audit or remuneration committees.

In its analysis of boards, we consider whether board members have adequate skills to provide effective oversight of corporate strategy, operations, and risks, including environmental and social issues. Boards should also have a regular evaluation process in place to assess the effectiveness of the board and the skills of board members to address issues such as emerging risks, changes to corporate strategy, and diversification of operations and geographic footprint.

In certain European markets it is not uncommon for the election of directors to be presented in a single slate. In these cases, where executives serve on the audit or the remuneration committees, we may vote against the entire slate.

We may also consider factors such as board performance and directors who appear to be remiss in the performance of their oversight responsibilities (e.g. fraud, criminal wrongdoing, and breach of fiduciary responsibilities).

Indemnification and Limitations on Liability

Generally, we support proposals to limit directors’ liability and/or expand indemnification and liability protection up to the limit provided by law if a director has not acted in bad faith, with gross negligence, or with reckless disregard of the duties involved in the conduct of his or her office.

Audit-Related Issues

Companies should have robust internal audit and internal control systems designed for effective management of any potential and emerging risks to company operations and strategy. The responsibility of setting out an internal audit function lies with the audit committee, which should have as members independent non-executive directors.

Appointment of External Auditors

We believe that a company’s auditor is an essential feature of an effective and transparent system of external supervision. Shareholders should be given the opportunity to vote on their appointment or re-appoint them at the annual meeting. When appointing external auditors and approving audit fees, we consider the level of detail in company disclosures; we will generally not support such resolutions if adequate breakdown is not provided and if non-audit fees are more than 50% of audit fees. In addition, we may vote against members of the audit committee if we have concerns with audit related issues or if the level of non-audit fees to audit fees is significant. We may consider auditor tenure when evaluating the audit process in certain circumstances.

Limit Legal Liability of External Auditors

We generally oppose limiting the legal liability of audit firms as we believe this could create a negative impact on the quality of the audit function.

Shareholder Rights and Capital-Related Issues

In some European markets, differential voting rights continue to exist. State Street Global Advisors supports the “one share one vote” policy and favors a share structure

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where all shares have equal voting rights. We believe pre-emption rights should be introduced for shareholders in order to provide adequate protection from excessive dilution from the issuance of new shares or convertible securities to third parties or a small number of select shareholders.

Unequal Voting Rights

We generally oppose proposals authorizing the creation of new classes of common stock with superior voting rights. We will generally oppose the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights. In addition, we will not support capitalization changes that add classes of stock with undefined voting rights or classes that may dilute the voting interests of existing shareholders. We support proposals to abolish voting caps and capitalization changes that eliminate other classes of stock and/or unequal voting rights.

Increase in Authorized Capital

The ability to raise capital is critical for companies to carry out strategy, to grow, and to achieve returns above their cost of capital. The approval of capital raising activities is fundamental to shareholders’ ability to monitor returns and to ensure capital is deployed efficiently. We support capital increases that have sound business reasons and are not excessive relative to a company’s existing capital base.

Pre-emption rights are a fundamental right for shareholders to protect their investment in a company. Where companies seek to issue new shares whilst disapplying pre-emption rights, we may vote against if such authorities are greater than 20% of the issued share capital. We may also vote against resolutions that seek authority to issue capital with pre-emption rights if the aggregate amount allowed seems excessive and is not justified by the board. Generally, we oppose capital issuance proposals greater than 100% of the issued share capital when the proceeds are not intended for a specific purpose.

Share Repurchase Programs

We typically support proposals to repurchase shares; however, there are exceptions in some cases. We do not support repurchases in casesif the issuer does not clearly state the business purpose for the program, a definitive number of shares to be repurchased, the range of premium/ discount to market price at which the company can repurchase shares, and the timeframe for the repurchase. We may vote against share repurchase requests that allow share repurchases during a takeover period.

Dividends

We generally support dividend payouts that constitute 30% or more of net income. We may vote against the dividend payouts if the dividend payout ratio has been consistently below 30% without adequate explanation or the payout is excessive given the company’s financial position. Particular attention will be paid to cases in which the payment may damage the company’s long-term financial health.

Related-Party Transactions

Some companies in European markets have a controlled ownership structure and have complex cross-shareholdings between subsidiaries and parent companies (“related companies”). Such structures may result in the prevalence of related-party transactions between the company and its various stakeholders, such as directors and management, subsidiaries, and shareholders. In markets where shareholders are required to approve such transactions, we expect companies to provide details of the transaction, such as the nature, the value, and the purpose of such a transaction. We also encourage independent directors to ratify such transactions. Further we encourage companies to describe the level of independent board oversight and the approval process, including details of any independent valuations provided by financial advisors on related-party transactions.

Mergers and Acquisitions

Mergers or restructurings often involve proposals relating to reincorporation, restructurings, mergers, liquidation, and other major changes to the corporation. Proposals will be supported if they are in the best interests of the shareholders, which is demonstrated by enhancing share value or improving the effectiveness of the company’s operations. In general provisions that are not viewed as financially sound or are thought to be destructive to shareholders’ rights are not supported.

We will generally support transactions that maximize shareholder value. Some of the considerations include the following:

•	Offer premium

•	Strategic rationale

•	Board oversight of the process for the recommended transaction, including director and/or management conflicts of interest

•	Offers made at a premium and where there are no other higher bidders

•	Offers in which the secondary market price is substantially lower than the net asset value

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Proxy Voting and Engagement Guidelines

We may vote against a transaction considering the following:

•	Offers with potentially damaging consequences for minority shareholders because of illiquid stock

•	Offers where we believe there is a reasonable prospect for an enhanced bid or other bidders

•	The current market price of the security exceeds the bid price at the time of voting.

Anti–Takeover Measures

European markets have diverse regulations concerning the use of share issuances as takeover defenses, with legal restrictions lacking in some markets. We support the one-share, one-vote policy. For example, dual-class capital structures entrench certain shareholders and management, insulating them from possible takeovers. We oppos unlimited share issuance authorizations because they can be used as antitakeover devices. They have the potential for substantial voting and earnings dilution. We also monitor the duration of time for authorities to issue shares, as well as whether there are restrictions and caps on multiple issuance authorities during the specified time periods. We oppose antitakeover defenses such as authorities for the board, when subject to a hostile takeover to issue warrants convertible into shares to existing shareholders.

Remuneration

Executive Pay

Despite the differences among the various types of plans and awards , there is a simple underlying philosophy that guides our analysis of executive pay;there should be a direct relationship between remuneration and company performance over the long term.

Shareholders should have the opportunity to assess whether pay structures and levels are aligned with business performance. When assessing remuneration reports, we consider factors such as adequate disclosure of remuneration elements, absolute and relative pay levels, peer selection and benchmarking, the mix of long-term and short-term incentives, alignment of pay structures with shareholder interests as well as with corporate strategy and performance. We may oppose remuneration reports where pay seems misaligned with shareholders’ interests. We may also vote against the re-election of members of the remuneration committee if we have serious concerns about remuneration practices and if the company has not been responsive to shareholder pressure to review its approach.

Equity Incentives Plans

We may not support proposals regarding equity-based incentive plans where insufficient information is provided on matters, including grant limits, performance metrics, performance and vesting periods, and overall dilution. Generally we do not support options under such plans being issued at a discount to market price or plans that allow for retesting of performance metrics.

Non–Executive Director Pay

In European markets, proposals seeking shareholder approval for non-executive directors’ fees are generally not controversial. We typically support resolutions regarding directors’ fees unless disclosure is poor and we are unable to determine whether the fees are excessive relative to fees paid by comparable companies. We will evaluate any non-cash or performance-related pay to non-executive directors on a company-by-company basis.

Risk Management

We believe that risk management is a key function of the board, which is responsible for setting the overall risk appetite of a company and for providing oversight on the risk management process established by senior executives at a company. We allow boards discretion regarding the ways in which they provide oversight in this area. However, we expect companies to disclose how the board provides oversight on its risk management system and risk identification. Boards should also review existing and emerging risks, as they can change with a changing political and economic landscape or as companies diversify or expand their operations into new areas.

Environmental and Social Issues

As a fiduciary, State Street Global Advisors takes a comprehensive approach to engaging with our portfolio companies about material environmental and social (sustainability) issues. We use our voice and our vote through engagement, proxy voting, and thought leadership in order to communicate with issuers and educate market participants about our perspective on important sustainability topics. Our Asset Stewardship program prioritization process allows us to proactively identify companies for engagement and voting in order to mitigate sustainability risks in our portfolio. Through engagement, we address a broad range of topics that align with our thematic priorities and build long-term relationships with issuers. When voting, we fundamentally consider whether the adoption of a shareholder proposal addressing a material

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Proxy Voting and Engagement Guidelines

sustainability issue would promote long-term shareholder value in the context of the company’s existing practices and disclosures as well as existing market practice.

For more information on our approach to environmental and social issues, please see our Global Proxy Voting and Engagement Guidelines for Environmental and Social Issues available at ssga.com/about-us/asset-stewardship.html.

More Information

Any client who wishes to receive information on how its proxies were voted should contact its State Street Global Advisors relationship manager.

[1]

These Proxy Voting and Engagement Guidelines are also applicable to State Street Global Advisors Funds Management, Inc. State Street Global Advisors Funds Management, Inc. is an SEC-registered investment adviser. State Street Global Advisors Funds Management, Inc., State Street Global Advisors Trust Company, and other advisory affiliates of State Street make up State Street Global Advisors, the investment management arm of State Street Corporation.

ssga.com

State Street Global Advisors Worldwide Entities

Abu Dhabi: State Street Global Advisors Limited, Middle East Branch, 42801, 28, Al Khatem Tower, Abu Dhabi Global Market Square, Al Mayah Island, Abu Dhabi, United Arab Emirates. Regulated by ADGM Financial Services Regulatory Authority. T: +971 2 245 9000. Australia: State Street Global Advisors, Australia, Limited (ABN 42 003 914 225) is the holder of an Australian Financial Services Licence (AFSL Number 238276). Registered office: Level 17, 420 George Street, Sydney, NSW 2000, Australia T: +612 9240 7600. F: +612 9240 7611. Belgium: State Street Global Advisors Belgium, Chaussée de La Hulpe 120, 1000 Brussels, Belgium. T: 32 2 663 2036, F: 32 2 672 2077. SSGA Belgium is a branch office of State Street Global Advisors Limited. State Street Global Advisors Ireland Limited, registered in Ireland with company number 145221, authorized and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Canada: State Street Global Advisors, Ltd., 770 Sherbrooke Street West, Suite 1200 Montreal, Quebec, H3A 1G1, T: +514 282 2400 and 30 Adelaide Street East Suite 500, Toronto, Ontario M5C 3G6. T: +647 775 5900. Dubai: State Street Global Advisors Limited, DIFC Branch, Central Park Towers, Suite 15-38 (15th floor), P.O Box 26838, Dubai International Financial Centre (DIFC), Dubai, United Arab Emirates. Regulated by the Dubai Financial Services Authority (DFSA). T: +971 (0)4 4372800, F: +971 (0)4 4372818. France: State Street Global Advisors Ireland Limited, Paris branch is a branch of State Street Global Advisors Ireland Limited, registered in Ireland with company number 145221, authorized and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors Ireland Limited, Paris Branch, is registered in France with company number RCS Nanterre 832 734 602 and whose office is at Immeuble Défense Plaza, 23-25 rue Delarivière-Lefoullon, 92064 Paris La Défense Cedex, France. T: (+33) 1 44 45 40 00. F: (+33) 1 44 45 41 92. Germany: State Street Global Advisors GmbH, Brienner Strasse 59, D-80333 Munich. Authorized and regulated by the Bundesanstalt für Finanzdienstleistungsaufsicht (“BaFin”). Registered with the Register of Commerce Munich HRB 121381. T: +49 (0)89 55878 400. F: +49 (0)89 55878 440. Hong Kong: State Street Global Advisors Asia Limited, 68/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong. T: +852 2103-0288. F: +852 2103 0200. Ireland: State Street Global Advisors Ireland Limited is regulated by the Central Bank of Ireland. Registered office address 78 Sir John

Rogerson’s Quay, Dublin 2. Registered number 145221. T: +353 (0)1 776 3000. F: +353 (0)1 776 3300. Italy: State Street Global Advisors Ireland Limited, Milan Branch (Sede Secondaria di Milano) is a branch of State Street Global Advisors Ireland Limited, registered in Ireland with company number 145221, authorized and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors Ireland Limited, Milan Branch (Sede Secondaria di Milano), is registered in Italy with company number 10495250960 - R.E.A. 2535585 and VAT number 10495250960and whose office is at Via dei Bossi, 4- 20121 Milano, Italy. T: +39 02 32066 100. F: +39 02 32066 155. Japan: State Street Global Advisors (Japan) Co., Ltd., Toranomon Hills Mori Tower 25F 1-23-1 Toranomon, Minato-ku, Tokyo 105-6325 Japan, T: +81-3-4530-7380 Financial Instruments Business Operator, Kanto Local Financial Bureau (Kinsho #345) , Membership: Japan Investment Advisers Association, The Investment Trust Association, Japan, Japan Securities Dealers’ Association. Netherlands: State Street Global Advisors Netherlands, Apollo Building, 7th floor Herikerbergweg 29 1101 CN Amsterdam, Netherlands. Telephone: 31 20 7181701. SSGA Netherlands is a branch office of State Street Global Advisors Ireland Limited, registered in Ireland with company number 145221, authorized and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Singapore: State Street Global Advisors Singapore Limited, 168, Robinson Road, #33-01 Capital Tower, Singapore 068912 (Company Reg. No: 200002719D, regulated by the Monetary Authority of Singapore). Telephone: +65 6826 7555. F: +65 6826 7501. Switzerland: State Street Global Advisors AG, Beethovenstr. 19, CH-8027 Zurich. Authorized and regulated by the Eidgenössische Finanzmarktaufsicht (“FINMA”). Registered with the Register of Commerce Zurich CHE-105.078.458. T: +41 (0)44 245 70 00. Facsimile F: +41 (0)44 245 70 16. United Kingdom: State Street Global Advisors Limited. Authorized and regulated by the Financial Conduct Authority. Registered in England. Registered No. 2509928. VAT No. 5776591 81. Registered office: 20 Churchill Place, Canary Wharf, London, E14 5HJ. T: 020 3395 6000. F: 020 3395 6350. United States: State Street Global Advisors, One Iron Street, Boston MA 02210. T: +1 617 786 3000.

The whole or any part of this work may not be reproduced, copied or transmitted or any of its contents disclosed to third parties without State Street Global Advisor’s express written consent.

State Street Global Advisors	B-33	© 2019 State Street Corporation. All Rights Reserved. ID15919 0319 Exp. Date: 03/31/2020

March 2019

Proxy Voting and

Engagement Guidelines

Japan

State Street Global Advisors’ Japan Proxy Voting and Engagement Guidelines[1] outline our expectations of companies listed on stock exchanges in Japan. These guidelines complement and should be read in conjunction with State Street Global Advisors’ overarching Global Proxy Voting and Engagement Guidelines, which provide a detailed explanation of our approach to voting and engaging with companies and State Street Global Advisors’ Conflict Mitigation Guidelines.

Proxy Voting and Engagement Guidelines

State Street Global Advisors’ Proxy Voting and Engagement Guidelines in Japan address areas including: board structure, audit related issues, capital structure, remuneration, environmental, social, and other governance-related issues. Principally, we believe the primary responsibility of the board of directors is to preserve and enhance shareholder value and protect shareholder interests. In order to carry out their primary responsibilities, directors have to undertake activities that range from setting strategy and overseeing executive management to monitoring the risks that arise from a company’s business, including risks related to sustainability issues. Further, good corporate governance necessitates the existence of effective internal controls and risk management systems, which should be governed by the board.

When voting and engaging with companies in Japan, State Street Global Advisors takes into consideration the unique aspects of Japanese corporate governance structures. We recognize that under Japanese corporate law, companies may choose between two structures of corporate governance: the statutory auditor system or the committee structure. Most Japanese boards predominantly consist of executives and non-independent outsiders affiliated through commercial relationships or cross-shareholdings. Nonetheless, when evaluating companies, State Street Global Advisors expects Japanese companies to address conflicts of interest and risk management and to demonstrate an effective process for monitoring management. In our analysis and research regarding corporate governance issues in Japan, we expect all companies at a minimum to comply with Japan’s Corporate Governance Principles and proactively monitor companies’ adherence to the principles. Consistent with the ‘comply or explain’ expectations established by the Principles, we encourage companies to proactively disclose their level of compliance with the Principles. In instances of non-compliance when companies cannot explain the nuances of their governance structure effectively, either publicly or through engagement, we may vote against the board leader.

State Street Global Advisors’ Proxy Voting and Engagement Philosophy

In our view, corporate governance and sustainability issues are an integral part of the investment process. The Asset Stewardship Team consists of investment professionals with expertise in corporate governance and company law, remuneration, accounting, and environmental and social issues. We have established robust corporate governance principles and practices that are backed with extensive analytical expertise to understand the complexities of the corporate governance landscape. We engage with companies to provide insight on the principles and practices that drive our voting decisions. We also conduct proactive engagement to address significant shareholder concerns and environmental, social, and governance (“ESG”) issues in a manner consistent with maximizing shareholder value.

The team works alongside members of State Street Global Advisors’ Active Fundamental and Asia-Pacific (“APAC”) Investment teams; the teams collaborate on issuer engagement and provide input on company specific fundamentals. We are also a member of various investor associations that seek to address broader corporate governance related policy issues in Japan.

State Street Global Advisors is a signatory to the United Nations Principles of Responsible Investment (“UNPRI”) and is compliant with Japan’s Stewardship Code and Corporate Governance Code. We are committed to sustainable investing and are working to further integrate ESG principles into investment and corporate governance practices where applicable and consistent with our fiduciary duty.

Directors and Boards

State Street Global Advisors believes that a well constituted board of directors with a balance of skills, expertise, and independence, provides the foundation for a well governed company. We view board quality as a measure of director independence, director succession planning, board diversity, evaluations and refreshment, and company governance practices. We vote for the election/re-election of directors on a case-by-case basis after considering various factors, including board quality, general market practice, and availability of information on director skills and expertise. In principle, we believe independent directors are crucial to robust corporate governance and help management establish sound corporate governance policies and practices. A sufficiently independent board will most effectively monitor management and perform oversight functions that are necessary to protect shareholder interests. Further we expect boards of TOPIX 500 listed companies to have at least one female board member.

Japanese companies have the option of having a traditional board of directors with statutory auditors, a board with a committee structure, or a hybrid board with a board level audit committee. We will generally support companies that seek shareholder approval to adopt a committee or hybrid board structure.

Most Japanese issuers prefer the traditional statutory auditor structure. Statutory auditors act in a quasi-compliance role, as they are not involved in strategic decision-making nor are they part of the formal management decision process. Statutory auditors attend board meetings but do not have voting rights at the board; however,

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Proxy Voting and Engagement Guidelines

they have the right to seek an injunction and conduct broad investigations of unlawful behavior in the company’s operations.

State Street Global Advisors will support the election of statutory auditors, unless the outside statutory auditor nominee is regarded as non-independent based on our criteria, the outside statutory auditor has attended less than 75 percent of meetings of the board of directors or board of statutory auditors during the year under review, or the statutory auditor has been remiss in the performance of their oversight responsibilities (fraud, criminal wrong doing, and breach of fiduciary responsibilities).

For companies with a statutory auditor structure there is no legal requirement that boards have outside directors; however, we believe there should be a transparent process of independent and external monitoring of management on behalf of shareholders.

•	We believe that boards of TOPIX 500 companies should have at least three independent directors or be at least one-third independent, whichever requires fewer independent directors. Otherwise, we may oppose the board leader who is responsible for the director nomination process.

•	For controlled, non-TOPIX 500 companies with a statutory auditor structure or hybrid structure, we may oppose the board leader if the board does not have at least two independent directors.

•	For non-controlled, non-TOPIX 500 companies with a statutory auditor structure or hybrid structure, State Street Global Advisors may oppose the board leader, if the board does not have at least two outside directors.

For companies with a committee structure or a hybrid board structure, we also take into consideration the overall independence level of the committees. In determining director independence, we consider the following factors:

•	Participation in related-party transactions and other business relations with the company

•	Past employment with the company

•	Professional services provided to the company

•	Family ties with the company

Regardless of board structure, we may oppose the election of a director for the following reasons:

•	Failure to attend board meetings

•	In instances of egregious actions related to a director’s service on the board

Indemnification and Limitations on Liability

Generally, State Street Global Advisors supports proposals to limit directors’ and statutory auditors’ liability and/or expand indemnification and liability protection up to the limit provided by law, if he or she has not acted in bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. We believe limitations and indemnification are necessary to attract and retain qualified directors.

Audit-Related Items

State Street Global Advisors believes that a company’s auditor is an essential feature of an effective and transparent system of external supervision. Shareholders should have the opportunity to vote on the appointment of the auditor at the annual meeting.

Ratifying External Auditors

We generally support the appointment of external auditors unless the external auditor is perceived as being non-independent and there are concerns about the accounts presented and the audit procedures followed.

Limiting Legal Liability of External Auditors

We generally oppose limiting the legal liability of audit firms as we believe this could create a negative impact on the quality of the audit function.

Capital Structure, Reorganization, and Mergers

State Street Global Advisors supports the “one share one vote” policy and favors a share structure where all shares have equal voting rights. We support proposals to abolish voting caps or multiple voting rights and will oppose measures to introduce these types of restrictions on shareholder rights.

We believe pre-emption rights should be introduced for shareholders. This can provide adequate protection from excessive dilution due to the issuance of new shares or convertible securities to third parties or a small number of select shareholders.

Unequal Voting Rights

We generally oppose proposals authorizing the creation of new classes of common stock with superior voting rights. We will generally oppose new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights. In addition, we will not support capitalization changes that add classes of stock with undefined voting rights or classes that may dilute the voting interests of existing shareholders.

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Proxy Voting and Engagement Guidelines

However, we will support capitalization changes that eliminate other classes of stock and/or unequal voting rights.

Increase in Authorized Capital

We generally support increases in authorized capital where the company provides an adequate explanation for the use of shares. In the absence of an adequate explanation, we may oppose the request if the increase in authorized capital exceeds 100% of the currently authorized capital. Where share issuance requests exceed our standard threshold, we will consider the nature of the specific need, such as mergers, acquisitions and stock splits.

Dividends

We generally support dividend payouts that constitute 30% or more of net income. We may vote against the dividend payouts if the dividend payout ratio has been consistently below 30% without adequate explanation; or, the payout is excessive given the company’s financial position. Particular attention will be paid where the payment may damage the company’s long-term financial health.

Share Repurchase Programs

Companies are allowed under Japan Corporate Law to amend their articles to authorize the repurchase of shares at the board’s discretion. We will oppose an amendment to articles allowing the repurchase of shares at the board’s discretion. We believe the company should seek shareholder approval for a share repurchase program at each year’s AGM, providing shareholders the right to evaluate the purpose of the repurchase.

We generally support proposals to repurchase shares, unless the issuer does not clearly state the business purpose for the program, a definitive number of shares to be repurchased, and the timeframe for the repurchase. We may vote against share repurchase requests that allow share repurchases during a takeover period.

Mergers and Acquisitions

Mergers or reorganizing the structure of a company often involve proposals relating to reincorporation, restructurings, mergers, liquidations, and other major changes to the corporation. We will support proposals that are in the best interests of the shareholders, demonstrated by enhancing share value or improving the effectiveness of the company’s operations. In general, provisions that are deemed to be destructive to shareholders’ rights or financially detrimental are not supported.

We evaluate mergers and structural reorganizations on a case-by-case basis. We will generally support transactions that maximize shareholder value. Some of the considerations include, but are not limited to the following:

•	Offer premium

•	Strategic rationale

•	Board oversight of the process for the recommended transaction, including director and/or management conflicts of interest

•	Offers made at a premium and where there are no other higher bidders

•	Offers in which the secondary market price is substantially lower than the net asset value

We may vote against a transaction considering the following:

•	Offers with potentially damaging consequences for minority shareholders because of illiquid stock

•	Offers where we believe there is a reasonable prospect for an enhanced bid or other bidders

•	Offers in which the current market price of the security exceeds the bid price at the time of voting

Anti-Takeover Measures

In general, State Street Global Advisors believes that adoption of poison pills that have been structured to protect management and to prevent takeover bids from succeeding is not in shareholders’ interest. A shareholder rights plan may lead to management entrenchment.It may also discourage legitimate tender offers and acquisitions. Even if the premium paid to companies with a shareholder rights plan is higher than that offered to unprotected firms, a company’s chances of receiving a takeover offer in the first place may be reduced by the presence of a shareholder rights plan.

Proposals that reduce shareholders’ rights or have the effect of entrenching incumbent management will not be supported.

Proposals that enhance the right of shareholders to make their own choices as to the desirability of a merger or other proposal are supported.

Shareholder Rights Plans

In evaluating the adoption or renewal of a Japanese issuer’s shareholder rights plans (“poison pill”), we consider the following conditions: (i) release of proxy circular with details of the proposal with adequate notice in advance of meeting, (ii) minimum trigger of over 20%, (iii) maximum term of three years, (iv) sufficient number of independent directors, (v) presence of an independent committee, (vi) annual election of directors, and (vii) lack of protective or entrenchment features. Additionally, we consider the length of time that a shareholder rights plan has been in effect.

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Proxy Voting and Engagement Guidelines

In evaluating an amendment to a shareholder rights plan (“poison pill”), in addition to the conditions above, we will also evaluate and consider supporting proposals where the terms of the new plans are more favorable to shareholders’ ability to accept unsolicited offers.

Compensation

In Japan, excessive compensation is rarely an issue. Rather, the problem is the lack of connection between pay and performance. Fixed salaries and cash retirement bonuses tend to comprise a significant portion of the compensation structure while performance-based pay is generally a small portion of the total pay. State Street Global Advisors, where possible, seeks to encourage the use of performance-based compensation in Japan as an incentive for executives and as a way to align interests with shareholders.

Adjustments to Aggregate Compensation Ceiling for Directors

Remuneration for directors is generally reasonable. Typically, each company sets the director compensation parameters as an aggregate thereby limiting the total pay to all directors. When requesting a change, a company must disclose the last time the ceiling was adjusted, and management provides the rationale for the ceiling increase. We will generally support proposed increases to the ceiling if the company discloses the rationale for the increase. We may oppose proposals to increase the ceiling if there has been corporate malfeasance or sustained poor performance.

Annual Bonuses for Directors/Statutory Auditors

In Japan, since there are no legal requirements that mandate companies to seek shareholder approval before awarding a bonus, we believe that existing shareholder approval of the bonus should be considered best practice. As a result, we support management proposals on executive compensation where there is a strong relationship between executive pay and performance over a five-year period.

Retirement Bonuses for Directors/Statutory Auditors

Retirement bonuses make up a sizeable portion of directors’ and auditors’ lifetime compensation and are based upon board tenure. While many companies in Japan have abolished this practice, there remain many proposals seeking shareholder approval for the total amounts paid to directors and statutory auditors as a whole. In general, we support these payments unless the recipient is an outsider or in instances where the amount is not disclosed.

Stock Plans

Most option plans in Japan are conservative, particularly at large companies. Japanese corporate law requires companies to disclose the monetary value of the stock options for directors and/or statutory auditors. Some companies do not disclose the maximum number of options that can be issued per year and shareholders are unable to evaluate the dilution impact. In this case, we cannot calculate the dilution level and, therefore, we may oppose such plans for poor disclosure. We also oppose plans that allow for the repricing of the exercise price.

Deep Discount Options

As Japanese companies move away from the retirement bonus system, deep discount options plans have become more popular. Typically, the exercise price is set at JPY 1 per share. We evaluate deep discount options using the same criteria used to evaluate stock options as well as considering the vesting period.

Environmental and Social Issues

As a fiduciary, State Street Global Advisors takes a comprehensive approach to engaging with our portfolio companies about material environmental and social (sustainability) issues. We use our voice and our vote through engagement, proxy voting, and thought leadership in order to communicate with issuers and educate market participants about our perspective on important sustainability topics. Our Asset Stewardship program prioritization process allows us to proactively identify companies for engagement and voting in order to mitigate sustainability risks in our portfolio. Through engagement, we address a broad range of topics that align with our thematic priorities and build long-term relationships with issuers. When voting, we fundamentally consider whether the adoption of a shareholder proposal addressing a material sustainability issue would promote long-term shareholder value in the context of the company’s existing practices and disclosures as well as existing market practice.

For more information on our approach to environmental and social issues, please see our Global Proxy Voting and Engagement Guidelines for Environmental and Social Issues available at ssga.com/about-us/asset-stewardship.html.

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Proxy Voting and Engagement Guidelines

Miscellaneous/Routine Items

Expansion of Business Activities

Japanese companies’ articles of incorporation strictly define the types of businesses in which a company is permitted to engage. In general, State Street Global Advisors views proposals that expand and diversify the company’s business activities as routine and non-contentious. We will monitor instances in which there has been an inappropriate acquisition and diversification away from the company’s main area of competence thatresulted in a decrease of shareholder value.

More Information

Any client who wishes to receive information on how its proxies were voted should contact its State Street Global Advisors relationship manager.

[1]

These Proxy Voting and Engagement Guidelines are also applicable to SSGA Funds Management, Inc. SSGA Funds Management, Inc.is an SEC-registered investment adviser. SSGA Funds Management, Inc., State Street Global Advisors Trust Company, and other advisory affiliates of State Street make up State Street Global Advisors, the investment management arm of State Street Corporation.

ssga.com

State Street Global Advisors Worldwide Entities

Abu Dhabi: State Street Global Advisors Limited, Middle East Branch, 42801, 28, Al Khatem Tower, Abu Dhabi Global Market Square, Al Mayah Island, Abu Dhabi, United Arab Emirates. Regulated by ADGM Financial Services Regulatory Authority. T: +971 2 245 9000. Australia: State Street Global Advisors, Australia, Limited (ABN 42 003 914 225) is the holder of an Australian Financial Services Licence (AFSL Number 238276). Registered office: Level 17, 420 George Street, Sydney, NSW 2000, Australia T: +612 9240 7600. F: +612 9240 7611. Belgium: State Street Global Advisors Belgium, Chaussée de La Hulpe 120, 1000 Brussels, Belgium. T: 32 2 663 2036, F: 32 2 672 2077. SSGA Belgium is a branch office of State Street Global Advisors Limited. State Street Global Advisors Ireland Limited, registered in Ireland with company number 145221, authorized and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin

2. Canada: State Street Global Advisors, Ltd., 770 Sherbrooke Street West, Suite 1200 Montreal, Quebec, H3A 1G1, T: +514 282 2400 and 30 Adelaide Street East Suite 500, Toronto, Ontario M5C 3G6. T: +647 775 5900. Dubai: State Street Global Advisors Limited, DIFC Branch, Central Park Towers, Suite 15-38 (15th floor), P.O Box 26838, Dubai International Financial Centre (DIFC), Dubai, United Arab Emirates. Regulated by the Dubai Financial Services Authority (DFSA). T: +971 (0)4 4372800, F: +971 (0)4 4372818. France: State Street Global Advisors Ireland Limited, Paris branch is a branch of State Street Global Advisors Ireland Limited, registered in Ireland with company number 145221, authorized and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors Ireland Limited, Paris Branch, is registered in France with company number RCS Nanterre 832 734 602 and whose office is at Immeuble Défense Plaza, 23-25 rue Delarivière-Lefoullon, 92064 Paris La Défense Cedex, France. T: (+33) 1 44 45 40 00. F: (+33) 1 44 45 41 92. Germany: State Street Global Advisors GmbH, Brienner Strasse 59, D-80333 Munich. Authorized and regulated by the Bundesanstalt für Finanzdienstleistungsaufsicht (“BaFin”). Registered with the Register of Commerce Munich HRB 121381. T: +49 (0)89 55878 400. F: +49 (0)89 55878 440. Hong Kong: State Street Global Advisors Asia Limited, 68/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong. T: +852 2103-0288. F: +852 2103 0200. Ireland: State Street Global Advisors Ireland Limited

is regulated by the Central Bank of Ireland. Registered office address 78 Sir John Rogerson’s Quay, Dublin 2. Registered number 145221. T: +353 (0)1 776 3000. F: +353 (0)1 776 3300. Italy: State Street Global Advisors Ireland Limited, Milan Branch (Sede Secondaria di Milano) is a branch of State Street Global Advisors Ireland Limited, registered in Ireland with company number 145221, authorized and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors Ireland Limited, Milan Branch (Sede Secondaria di Milano), is registered in Italy with company number 10495250960 - R.E.A. 2535585 and VAT number 10495250960and whose office is at Via dei Bossi, 4 - 20121 Milano, Italy. T: +39 02 32066 100. F: +39 02 32066 155. Japan: State Street Global Advisors (Japan) Co., Ltd., Toranomon Hills Mori Tower 25F 1-23-1 Toranomon, Minato-ku, Tokyo 105-6325 Japan, T: +81-3-4530-7380 Financial Instruments Business Operator, Kanto Local Financial Bureau (Kinsho #345) , Membership: Japan Investment Advisers Association, The Investment Trust Association, Japan, Japan Securities Dealers’ Association. Netherlands: State Street Global Advisors Netherlands, Apollo Building, 7th floor Herikerbergweg 29 1101 CN Amsterdam, Netherlands. Telephone: 31 20 7181701. SSGA Netherlands is a branch office of State Street Global Advisors Ireland Limited, registered in Ireland with company number 145221, authorized and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Singapore: State Street Global Advisors Singapore Limited, 168, Robinson Road, #33-01 Capital Tower, Singapore 068912 (Company Reg. No: 200002719D, regulated by the Monetary Authority of Singapore). Telephone: +65 6826 7555. F: +65 6826 7501. Switzerland: State Street Global Advisors AG, Beethovenstr. 19, CH-8027 Zurich. Authorized and regulated by the Eidgenössische Finanzmarktaufsicht (“FINMA”). Registered with the Register of Commerce Zurich CHE-105.078.458. T: +41 (0)44 245 70 00. Facsimile F: +41 (0)44 245 70 16. United Kingdom: State Street Global Advisors Limited. Authorized and regulated by the Financial Conduct Authority. Registered in England. Registered No. 2509928. VAT No. 5776591 81. Registered office: 20 Churchill Place, Canary Wharf, London, E14 5HJ. T: 020 3395 6000. F: 020 3395 6350. United States: State Street Global Advisors, One Iron Street, Boston MA 02210. T: +1 617 786 3000.

The whole or any part of this work may not be reproduced, copied or transmitted or any of its contents disclosed to third parties without SSGA’s express written consent.

State Street Global Advisors	B-39	© 2019 State Street Corporation. All Rights Reserved. ID15918 0319 Exp. Date: 03/31/2020

March 2019

Proxy Voting and

Engagement Guidelines

United Kingdom and Ireland

State Street Global Advisors’, United Kingdom and Ireland Proxy Voting and Engagement Guidelines[1] outline our expectations of companies listed on stock exchanges in the United Kingdom and Ireland. These guidelines complement and should be read in conjunction with State Street Global Advisors’ Global Proxy Voting and Engagement Principles, which provide a detailed explanation of our approach to voting and engaging with companies and State Street Global Advisors’ Conflict Mitigation Guidelines.

Proxy Voting and Engagement Guidelines

State Street Global Advisors’ United Kingdom (“UK”) and Ireland Proxy Voting and Engagement Guidelines address areas including board structure, audit related issues, capital structure, remuneration, environmental, social and other governance related issues. Principally, we believe the primary responsibility of a board of directors is to preserve and enhance shareholder value and to protect shareholder interests. In order to carry out their primary responsibilities, directors have to undertake activities that range from setting strategy, overseeing executive management, and monitoring the risks that arise from a company’s business, including risks related to sustainability issues. Further, good corporate governance necessitates the existence of effective internal controls and risk management systems, which should be governed by the board.

When voting and engaging with companies in global markets, we consider market specific nuances in the manner that we believe will most likely protect and promote the long-term economic value of client investments. We expect companies to observe the relevant laws and regulations of their respective markets as well as country-specific best practice guidelines and corporate governance codes. When we identify that a country’s regulatory requirements do not address some of the key philosophical principles that we believe are fundamental to our global voting guidelines, we may hold companies in such markets to our global standards.

In our analysis and research into corporate governance issues in the UK and Ireland, we expect all companies, regardless of domicile, that obtain a primary listing on the London Stock Exchange or the Irish Stock Exchange to comply with the UK Corporate Governance Code and proactively monitor companies’ adherence to the Code. Consistent with the ‘comply or explain’ expectations established by the Code, we encourage companies to proactively disclose their level of compliance with the Code. In instances of non-compliance in which companies cannot explain the nuances of their governance structure effectively, either publicly or through engagement, we may vote against the independent board leader.

State Street Global Advisors’ Proxy Voting and Engagement Philosophy

In our view, corporate governance and sustainability issues are an integral part of the investment process. The Asset Stewardship Team consists of investment professionals with expertise in corporate governance and company law, remuneration, accounting, and environmental and social issues. We have established robust corporate governance principles and practices that are backed with extensive analytical expertise to understand the complexities of the corporate governance landscape. We engage with companies to provide insight on the principles and practices that drive our voting decisions. We also conduct proactive engagement to address significant shareholder concerns and environmental, social and governance (“ESG”) issues in a manner consistent with maximizing shareholder value.

The team works alongside members of SSGA’s Active Fundamental and Europe, Middle East, and Africa (“EMEA”) Investment teams. We collaborateon issuer engagement and provide input on company specific fundamentals. We are also a member of various investor associations that seek to address broader corporate governance related policy issues in the UK and European markets.

State Street Global Advisors is a signatory to the United Nations Principles of Responsible Investment (“UNPRI”) and is compliant with the UK Stewardship Code. We are committed to sustainable investing and are working to further integrate ESG principles into investment and corporate governance practice where applicable and consistent with our fiduciary duty.

Directors and Boards

We believe that a well constituted board of directors, with a balance of skills, expertise and independence, provides the foundations for a well governed company. We view board quality as a measure of director independence, director succession planning, board diversity, evaluations and refreshment, and company governance practices. We vote for the election/re-election of directors on a case-by-case basis after considering various factors, including board quality, general market practice, and availability of information on director skills and expertise. In principle, we believe independent directors are crucial to robust corporate governance and help management establish sound corporate governance policies and practices. A sufficiently independent board will most effectively monitor management and perform oversight functions necessary to protect shareholder interests. Further, we expect boards of FTSE 350 listed companies to have at least one female board member.

Our broad criteria for director independence for UK companies include factors such as:

•	Participation in related-party transactions and other business relations with the company

•	Employment history with company

•	Excessive tenure and a preponderance of long-tenured directors

•	Relations with controlling shareholders

•	Family ties with any of the company’s advisers, directors or senior employees

•	If the company classifies the director as non-independent

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Proxy Voting and Engagement Guidelines

When considering the election or re-election of a director, we also consider the number of outside board directorships a non-executive and an executive may undertake as well as attendance at board meetings. In addition, we monitor other factors that may influence the independence of a non-executive director, such as performance related pay, cross-directorships andsignificant shareholdings. We support the annual election of directors.

While we are generally supportive of having the roles of chairman and CEO separated in the UK market, we assess the division of responsibilities between chairman and CEO on a case-by-case basis, giving consideration to factors, such as the company’s specific circumstances, overall level of independence on the board and general corporate governance standards in the company. Similarly we monitor for circumstances in which a combined chairman/CEO is appointed or a former CEO becomes chairman.

We may also consider factors such as board performance and directors who appear to be remiss in the performance of their oversight responsibilities when considering their suitability for reappointment (e.g. fraud, criminal wrongdoing and breach of fiduciary responsibilities).

We believe companies should have committees for audit, remuneration, and nomination oversight. The audit committee is responsible for monitoring the integrity of the financial statements of the company, the appointment of external auditors, auditor qualifications and independence, and effectiveness and resource levels. Similarly executive pay is an important aspect of corporate governance, and it should be determined by the board of directors. We expect companies to have remuneration committees to provide independent oversight over executive pay. We will vote against nominees who are executive members of audit or remuneration committees.

We consider whether board members have adequate skills to provide effective oversight of corporate strategy, operations, and risks, including environmental and social issues. Boards should also have a regular evaluation process in place to assess the effectiveness of the board and the skills of board members to address issues such as emerging risks, changes to corporate strategy, and diversification of operations and geographic footprint. The nomination committee is responsible for evaluating and reviewing the balance of skills, knowledge, and experience of the board. It also ensures that adequate succession plans are in place for directors and the CEO. We may vote against the re-election of members of the nomination committee if, over time, the board has failed to address concerns over board structure or succession.

Indemnification and Limitations on Liability

Generally, we support proposals to limit directors’ liability and/or expand indemnification and liability protection up to the limit provided by law. This holds if a director has not acted in bad faith, gross negligence, nor reckless disregard of the duties involved in the conduct of his or her office.

Audit-Related Issues

Companies should have robust internal audit and internal control systems designed for effective management of any potential and emerging risks to company operations and strategy. The responsibility of setting out an internal audit function lies with the audit committee, which should have as members independent non-executive directors.

Appointment of External Auditors

State Street Global Advisors believes that a company’s auditor is an essential feature of an effective and transparent system of external supervision. Shareholders should be given the opportunity to vote on their appointment or re-appoint at the annual meeting. When appointing external auditors and approving audit fees, we take into consideration the level of detail in company disclosures and will generally not support such resolutions if an adequate breakdown is not provided and if non-audit fees are more than 50% of audit fees. In addition, we may vote against members of the audit committee if we have concerns with audit-related issues or if the level of non-audit fees to audit fees is significant. In certain circumstances, we may consider auditor tenure when evaluating the audit process.

Limit Legal Liability of External Auditors

We generally oppose limiting the legal liability of audit firms because we believe this could create a negative impact on the quality of the audit function.

Shareholder Rights and Capital-Related Issues

Share Issuances

The ability to raise capital is critical for companies to carry out strategy, to grow, and to achieve returns above their cost of capital. The approval of capital raising activities is essential to shareholders’ ability to monitor returns and to ensure capital is deployed efficiently. We support capital increases that have sound business reasons and are not excessive relative to a company’s existing capital base.

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Pre-emption rights are a fundamental right for shareholders to protect their investment in a company. Where companies seek to issue new shares without pre-emption rights, we may vote against if such authorities are greater than 20% of the issued share capital. We may also vote against resolutions that seek authority to issue capital with pre-emption rights if the aggregate amount allowed seems excessive and is not justified by the board. Generally, we are against capital issuance proposals greater than 100% of the issued share capital when the proceeds are not intended for a specific purpose.

Share Repurchase Programs

We generally support a proposal to repurchase shares. However, this is not the case if the issuer does not clearly state the business purpose for the program, a definitive number of shares to be repurchased, the range of premium/ discount to market price at which a company can repurchase shares, and the timeframe for the repurchase. We may vote against share repurchase requests that allow share repurchases during a takeover period.

Dividends

We generally support dividend payouts that constitute 30% or more of net income. We may vote against the dividend payouts if the dividend payout ratio has been consistently below 30% without adequate explanation or the payout is excessive given the company’s financial position. Particular attention will be paid where the payment may damage the company’s long term financial health.

Mergers and Acquisitions

Mergers or reorganizing the structure of a company often involve proposals relating to reincorporation, restructurings, mergers, liquidations, and other major changes to the corporation. Proposals that are in the best interests of the shareholders, demonstrated by enhancing share value or improving the effectiveness of the company’s operations, will be supported. In general, provisions that are not viewed as financially sound or are thought to be destructive to shareholders’ rights and are not supported.

We will generally support transactions that maximize shareholder value. Some of the considerations include the following:

•	Offer premium

•	Strategic rationale

•	Board oversight of the process for the recommended transaction, including, director and/or management conflicts of interest

•	Offers made at a premium and where there are no other higher bidders

•	Offers in which the secondary market price is substantially lower than the net asset value

We may vote against a transaction considering the following:

•	Offers with potentially damaging consequences for minority shareholders because of illiquid stock

•	Offers in which we believe there is a reasonable prospect for an enhanced bid or other bidders

•	The current market price of the security exceeds the bid price at the time of voting

Anti-Takeover Measures

We oppose anti-takeover defenses such as authorities for the board when subject to a hostile takeover to issue warrants convertible into shares to existing shareholders.

Remuneration

Executive Pay

Despite the differences among the types of plans and awards possible, there is a simple underlying philosophy that guides our analysis of executive pay, There should be a direct relationship between remuneration and company performance over the long term.

Shareholders should have the opportunity to assess whether pay structures and levels are aligned with business performance. When assessing remuneration policies and reports, we consider adequate disclosure of various remuneration elements, absolute and relative pay levels, peer selection and benchmarking, the mix of long-term and short-term incentives, alignment of pay structures with shareholder interests as well as with corporate strategy and performance. We may oppose remuneration reports where pay seems misaligned with shareholders’ interests. We may also vote against the re-election of members of the remuneration committee if we have serious concerns about remuneration practices or if the company has not been responsive to shareholder concerns.

Equity Incentive Plans

We may not support proposals on equity-based incentive plans where insufficient information is provided on matters such as grant limits, performance metrics, performance, vesting periods, and overall dilution. Generally we do not support options under such plans being issued at a discount to market price or plans that allow for re-testing of performance metrics.

Non-Executive Director Pay

Authorities that seek shareholder approval for non-executive directors’ fees are generally not controversial. We typically support resolutions regarding directors’ fees unless disclosure is poor and we are unable to determine whether they are excessive relative to fees paid by comparable companies. We will evaluate any non-cash or performance related pay to non-executive directors on a company- by- company basis.

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Risk Management

State Street Global Advisors believes that risk management is a key function of the board, which is responsible for setting the overall risk appetite of a company and for providing oversight of the risk management process established by senior executives at a company. We allow boards discretion over how they provide oversight in this area. We expect companies to disclose how the board provides oversight on its risk management system and risk identification. Boards should also review existing and emerging risks as they can evolve with a changing political and economic landscape or as companies diversify their operations into new areas.

Environmental and Social Issues

As a fiduciary, State Street Global Advisors takes a comprehensive approach to engaging with our portfolio companies about material environmental and social (sustainability) issues. We use our voice and our vote through engagement, proxy voting, and thought leadership in order to communicate with issuers and educate market participants about our perspective on important sustainability topics. Our Asset Stewardship program prioritization process allows us to proactively identify companies for engagement and voting in order to mitigate sustainability risks in our portfolio. Through engagement, we address a broad range of topics that align with our thematic priorities and build long-term relationships with issuers. When voting, we fundamentally consider whether the adoption of a shareholder proposal addressing a material sustainability issue would promote long-term shareholder value in the context of the company’s existing practices and disclosures as well as existing market practice.

For more information on our approach to environmental and social issues, please see our Global Proxy Voting and Engagement Guidelines for Environmental and Social Issues available at ssga.com/about-us/asset-stewardship.html.

More Information

Any client who wishes to receive information on how its proxies were voted should contact its State Street Global Advisors relationship manager.

[1]

These Proxy Voting and Engagement Guidelines are also applicable to SSGA Funds Management, Inc. SSGA Funds Management, Inc. is an SEC-registered investment adviser. SSGA Funds Management, Inc., State Street Global Advisors Trust Company, and other advisory affiliates of State Street make up State Street Global Advisors, the investment management arm of State Street Corporation.

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ssga.com

State Street Global Advisors Worldwide Entities

Abu Dhabi: State Street Global Advisors Limited, Middle East Branch, 42801, 28, Al Khatem Tower, Abu Dhabi Global Market Square, Al Mayah Island, Abu Dhabi, United Arab Emirates. Regulated by ADGM Financial Services Regulatory Authority. T: +971 2 245 9000. Australia: State Street Global Advisors, Australia, Limited (ABN 42 003 914 225) is the holder of an Australian Financial Services Licence (AFSL Number 238276). Registered office: Level 17, 420 George Street, Sydney, NSW 2000, Australia T: +612 9240 7600. F: +612 9240 7611. Belgium: State Street Global Advisors Belgium, Chaussée de La Hulpe 120, 1000 Brussels, Belgium. T: 32 2 663 2036, F: 32 2 672 2077. SSGA Belgium is a branch office of State Street Global Advisors Limited. State Street Global Advisors Ireland Limited, registered in Ireland with company number 145221, authorized and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Canada: State Street Global Advisors, Ltd., 770 Sherbrooke Street West, Suite 1200 Montreal, Quebec, H3A 1G1, T: +514 282 2400 and 30 Adelaide Street East Suite 500, Toronto, Ontario M5C 3G6. T: +647 775 5900. Dubai: State Street Global Advisors Limited, DIFC Branch, Central Park Towers, Suite 15-38 (15th floor), P.O Box 26838, Dubai International Financial Centre (DIFC), Dubai, United Arab Emirates. Regulated by the Dubai Financial Services Authority (DFSA). T: +971 (0)4 4372800, F: +971 (0)4 4372818. France: State Street Global Advisors Ireland Limited, Paris branch is a branch of State Street Global Advisors Ireland Limited, registered in Ireland with company number 145221, authorized and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors Ireland Limited, Paris Branch, is registered in France with company number RCS Nanterre 832 734 602 and whose office is at Immeuble Défense Plaza, 23-25 rue Delarivière-Lefoullon, 92064 Paris La Défense Cedex, France. T: (+33) 1 44 45 40 00. F: (+33) 1 44 45 41 92. Germany: State Street Global Advisors GmbH, Brienner Strasse 59, D-80333 Munich. Authorized and regulated by the Bundesanstalt für Finanzdienstleistungsaufsicht (“BaFin”). Registered with the Register of Commerce Munich HRB 121381. T: +49 (0)89 55878 400. F: +49 (0)89 55878 440. Hong Kong: State Street Global Advisors Asia Limited, 68/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong. T: +852 2103-0288. F: +852 2103 0200. Ireland: State Street Global Advisors Ireland Limited is regulated by the Central Bank of Ireland. Registered office address 78 Sir John

Rogerson’s Quay, Dublin 2. Registered number 145221. T: +353 (0)1 776 3000. F: +353 (0)1 776 3300. Italy: State Street Global Advisors Ireland Limited, Milan Branch (Sede Secondaria di Milano) is a branch of State Street Global Advisors Ireland Limited, registered in Ireland with company number 145221, authorized and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors Ireland Limited, Milan Branch (Sede Secondaria di Milano), is registered in Italy with company number 10495250960 - R.E.A. 2535585 and VAT number 10495250960and whose office is at Via dei Bossi, 4 - 20121 Milano, Italy. T: +39 02 32066 100. F: +39 02 32066 155. Japan: State Street Global Advisors (Japan) Co., Ltd., Toranomon Hills Mori Tower 25F 1-23-1 Toranomon, Minato-ku, Tokyo 105-6325 Japan, T: +81-3-4530-7380 Financial Instruments Business Operator, Kanto Local Financial Bureau (Kinsho #345) , Membership: Japan Investment Advisers Association, The Investment Trust Association, Japan, Japan Securities Dealers’ Association. Netherlands: State Street Global Advisors Netherlands, Apollo Building, 7th floor Herikerbergweg 29 1101 CN Amsterdam, Netherlands. Telephone: 31 20 7181701. SSGA Netherlands is a branch office of State Street Global Advisors Ireland Limited, registered in Ireland with company number 145221, authorized and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Singapore: State Street Global Advisors Singapore Limited, 168, Robinson Road, #33-01 Capital Tower, Singapore 068912 (Company Reg. No: 200002719D, regulated by the Monetary Authority of Singapore). Telephone: +65 6826 7555. F: +65 6826 7501. Switzerland: State Street Global Advisors AG, Beethovenstr. 19, CH-8027 Zurich. Authorized and regulated by the Eidgenössische Finanzmarktaufsicht (“FINMA”). Registered with the Register of Commerce Zurich CHE-105.078.458. T: +41 (0)44 245 70 00. Facsimile F: +41 (0)44 245 70 16. United Kingdom: State Street Global Advisors Limited. Authorized and regulated by the Financial Conduct Authority. Registered in England. Registered No. 2509928. VAT No. 5776591 81. Registered office: 20 Churchill Place, Canary Wharf, London, E14 5HJ. T: 020 3395 6000. F: 020 3395 6350. United States: State Street Global Advisors, One Iron Street, Boston MA 02210. T: +1 617 786 3000.

The whole or any part of this work may not be reproduced, copied or transmitted or any of its contents disclosed to third parties without State Street Global Advisor’s express written consent.

State Street Global Advisors	B-45	© 2019 State Street Corporation. All Rights Reserved. ID15918 0319 Exp. Date: 03/31/2020

March 2019 Proxy Voting and Engagement Guidelines Rest of the World

State Street Global Advisors’ Rest of the World Proxy Voting and Engagement Guidelines[1] cover different corporate governance frameworks and practices in international markets not covered under specific country/regional guidelines. These guidelines complement and should be read in conjunction with State Street Global Advisors’ overarching Global Proxy Voting and Engagement Principles, which provide a detailed explanation of our approach to voting and engaging with companies and State Street Global Advisors’ Conflict Mitigation Guidelines.

Proxy Voting and Engagement Guidelines

At State Street Global Advisors, we recognize that countries in international markets that are not covered under specific country/regional guidelines are disparate in their corporate governance frameworks and practices. We also evaluate the various factors that contribute to the corporate governance framework of a country. These factors include but are not limited to: (i) the macroeconomic conditions and broader political system in a country; (ii) quality of regulatory oversight, enforcement of property and shareholder rights, and (iii) the independence of judiciary. This guidance pertains to international markets not covered under specific country/regional guidelines, specifically emerging markets. While emerging market countries tend to pose broad common governance issues across all markets, such as concentrated ownership, poor disclosure of financial and related-party transactions, and weak enforcement of rules and regulation, our proxy voting guidelines are designed to identify and to address specific governance concerns in each market.

State Street Global Advisors’ Proxy Voting and Engagement Philosophy in Emerging Markets

State Street Global Advisors’ approach to proxy voting and issuer engagement in emerging markets is designed to increase the value of our investments through the mitigation of governance risks. The overall quality of the corporate governance framework in an emerging market country drives the level of governance risks investors assign to a country. Thus improving the macro governance framework in a country may help to reduce governance risks and to increasethe overall value of our holdings over time. In order to improve the overall governance framework and practices in a country, members of our Asset Stewardship team endeavor to engage with representatives from regulatory agencies and stock markets to highlight potential concerns with the macro governance framework of a country. We are also a member of various investor associations that seek to address broader corporate governance-related policy issues in emerging markets. To help mitigate company specific risk, the State Street Global Advisors Asset Stewardship Team works alongside members of the Active Fundamental and emerging market specialists to engage with emerging market companies on governance issues and address any specific concerns or to get more information regarding shareholder items that are to be voted on at upcoming shareholder meetings. This integrated approach to engagement drives our proxy voting and engagement philosophy in emerging markets.

Our proxy voting guidelines in emerging markets address six broad areas:

•	Directors and Boards

•	Accounting and Audit Related Issues

•	Shareholder Rights and Capital Related Issues

•	Remuneration

•	Environmental and Social Issues

•	General/Routine Issues

Directors and Boards

We believe that a well constituted board of directors with a balance of skills, expertise, and independence provides the foundation for a well governed company. However, several factors, such as low overall independence level requirements by market regulators, poor biographical disclosure of director profiles, prevalence of related-party transactions, and the general resistance from controlling shareholders to increase board independence, render the election of directors as one of the most important fiduciary duties we perform in emerging market companies.

We vote for the election/re-election of directors on a case-by-case basis after considering various factors, including general market practice and availability of information on director skills and expertise. We expect companies to meet minimum overall board independence standards as defined in a corporate governance code or market practice. Therfore, in several countries, we will vote against select non-independent directors if overall board independence levels do not meet market standards.

Our broad criteria for director independence in emerging market companies include factors such as:

•	Participation in related-party transactions

•	Employment history with company

•	Relations with controlling shareholders and other employees

•	Attendance levels

In some countries, market practice calls for the establishment of a board level audit committee. In such cases, we believe companies should have an audit committee that is responsible for monitoring the integrity of the financial statements of the company and appointing external auditors. It should also monitor their qualifications, independence,effectiveness, and resource levels. Based upon our desire to enhance the quality of financial and accounting oversight provided by independent directors, we expect that listed companies have an audit committee that is constituted of a majority of independent directors.

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Audit-Related Issues

The disclosure and availability of reliable financial statements in a timely manner is imperative for the investment process. As a result, board oversight of internal controls and the independence of the audit process are essential if investors are to rely upon financial statements. We believe that audit committees provide the necessary oversight for the selection and appointment of auditors, the company’s internal controls, and the accounting policies, and the overall audit process. In emerging markets, we encourage boards to appoint an audit committee composed of a majority of independent auditors.

Appointment of External Auditors

We believe that a company’s auditor is an essential feature of an effective and transparent system of external supervision. Shareholders should be given the opportunity to vote on their appointment or re-appointment at the annual meeting. We believe that it is imperative for audit committees to select outside auditors who are independent from management.

Shareholder Rights and Capital-Related Issues

State Street Global Advisors believes that changes to a company’s capital structure such as changes in authorized share capital, share repurchase, and debt issuances, are critical decisions made by the board. We believe the company should have a business rationale that is consistent with corporate strategy and should not overly dilute its shareholders.

Related Party Transactions

Most companies in emerging markets have a controlled ownership structure that often includes complex cross- shareholdings between subsidiaries and parent companies (“related companies”). As a result, there is a high prevalence of related-party transactions between the company and its various stakeholders such as directors and management. In addition, inter-group loan and loan guarantees provided to related companies are some of the other related-party transactions that increase the risk profile of companies. In markets where shareholders are required to approve such transactions, we expect companies to provide details about the transaction, such as its nature, value, and purpose. This also encourages independent directors to ratify such transactions. Further we encourage companies to describe the level of independent board oversight and the approval process, including details of any independent valuations provided by financial advisors on related-party transactions.

Share Repurchase Programs

With regard to share repurchase programs, we expect companies to clearly state the business purpose for the program and a definitive number of shares to be repurchased.

Mergers and Acquisitions

Mergers or reorganization of the structure of a company often involve proposals relating to reincorporation, restructurings, liquidations, and other major changes to the corporation. Proposals that are in the best interests of the shareholders, demonstrated by enhancing share value or improving the effectiveness of the company’s operations, will be supported. In general, provisions that are not viewed as financially sound or are thought to be destructive to shareholders’ rights are not supported.

We evaluate mergers and structural reorganizations on a case-by-case basis. We generally support transactions that maximize shareholder value. Some of the considerations include, but are not limited to the following:

•	Offer premium

•	Strategic rationale

•	Board oversight of the process for the recommended transaction, including, director and/or management conflicts of interest

•	Offers made at a premium and where there are no other higher bidders

•	Offers in which the secondary market price is substantially lower than the net asset value

We may vote against a transaction considering the following:

•	Offers with potentially damaging consequences for minority shareholders because of illiquid stock

•	Offers where we believe there is a reasonable prospect for an enhanced bid or other bidders

•	The current market price of the security exceeds the bid price at the time of voting

We will actively seek direct dialogue with the board and management of companies that we have identified through our screening processes. Such engagements may lead to further monitoring to ensure the company improves its governance or sustainability practices. In these cases, the engagement process represents the most meaningful opportunity for State Street Global Advisors to protect long-term shareholder value from excessive risk due to poor governance and sustainability practices.

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Remuneration

We consider it to be the board’s responsibility to set appropriate levels of executive remuneration. Despite the differences among the types of plans and the potential awards, there is a simple underlying philosophy that guides our analysis of executive remuneration; there should be a direct relationship between executive compensation and company performance over the long term. In emerging markets, we encourage companies to disclose information on senior executive remuneration.

With regard to director remuneration, we support director pay provided the amounts are not excessive relative to other issuers in the market or industry and are not overly dilutive to existing shareholders.

Environmental and Social Issues

As a fiduciary, State Street Global Advisors takes a comprehensive approach to engaging with our portfolio companies about material environmental and social (sustainability) issues. We use our voice and our vote through engagement, proxy voting, and thought leadership in order to communicate with issuers and educate market participants about our perspective on important sustainability topics. Our Asset Stewardship program prioritization process allows us to proactively identify companies for engagement and voting in order to mitigate sustainability risks in our portfolio. Through engagement, we address a broad range of topics that align with our thematic priorities and build long-term relationships with issuers. When voting, we fundamentally consider whether the adoption of a shareholder proposal addressing a material sustainability issue would promote long-term shareholder value in the context of the company’s existing practices and disclosures as well as existing market practice.

For more information on our approach to environmental and social issues, please see our Global Proxy Voting and Engagement Guidelines for Environmental and Social Issues available at ssga.com/about-us/asset-stewardship.html.

General/Routine Issues

Some of the other issues that are routinely voted on in emerging markets include approving the allocation of income and accepting financial statements and statutory reports. For these voting items, our guidelines consider several factors, such as historical dividend payouts, pending litigation, governmental investigations, charges of fraud, or other indication of significant concerns.

More Information

Any client who wishes to receive information on how its proxies were voted should contact its State Street Global Advisors relationship manager.

[1]

These Proxy Voting and Engagement Guidelines are also applicable to SSGA Funds Management, Inc. SSGA Funds Management, Inc. is an SEC-registered investment adviser. SSGA Funds Management, Inc., State Street Global Advisors Trust Company, and other advisory affiliates of State Street make up State Street Global Advisors, the investment management arm of State Street Corporation.

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ssga.com

State Street Global Advisors Worldwide Entities

Abu Dhabi: State Street Global Advisors Limited, Middle East Branch, 42801, 28, Al Khatem Tower, Abu Dhabi Global Market Square, Al Mayah Island, Abu Dhabi, United Arab Emirates. Regulated by ADGM Financial Services Regulatory Authority. T: +971 2 245 9000. Australia: State Street Global Advisors, Australia, Limited (ABN 42 003 914 225) is the holder of an Australian Financial Services Licence (AFSL Number 238276). Registered office: Level 17, 420 George Street, Sydney, NSW 2000, Australia T: +612 9240 7600. F: +612 9240 7611. Belgium: State Street Global Advisors Belgium, Chaussée de La Hulpe 120, 1000 Brussels, Belgium. T: 32 2 663 2036, F: 32 2 672 2077. SSGA Belgium is a branch office of State Street Global Advisors Limited. State Street Global Advisors Ireland Limited, registered in Ireland with company number 145221, authorized and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin

2. Canada: State Street Global Advisors, Ltd., 770 Sherbrooke Street West, Suite 1200 Montreal, Quebec, H3A 1G1, T: +514 282 2400 and 30 Adelaide Street East Suite 500, Toronto, Ontario M5C 3G6. T: +647 775 5900. Dubai: State Street Global Advisors Limited, DIFC Branch, Central Park Towers, Suite 15-38 (15th floor), P.O Box 26838, Dubai International Financial Centre (DIFC), Dubai, United Arab Emirates. Regulated by the Dubai Financial Services Authority (DFSA). T: +971 (0)4 4372800, F: +971 (0)4 4372818. France: State Street Global Advisors Ireland Limited, Paris branch is a branch of State Street Global Advisors Ireland Limited, registered in Ireland with company number 145221, authorized and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors Ireland Limited, Paris Branch, is registered in France with company number RCS Nanterre 832 734 602 and whose office is at Immeuble Défense Plaza, 23-25 rue Delarivière-Lefoullon, 92064 Paris La Défense Cedex, France. T: (+33) 1 44 45 40 00. F: (+33) 1 44 45 41 92. Germany: State Street Global Advisors GmbH, Brienner Strasse 59, D-80333 Munich. Authorized and regulated by the Bundesanstalt für Finanzdienstleistungsaufsicht (“BaFin”). Registered with the Register of Commerce Munich HRB 121381. T: +49 (0)89 55878 400. F: +49 (0)89 55878 440. Hong Kong: State Street Global Advisors Asia Limited, 68/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong. T: +852 2103-0288. F: +852 2103 0200. Ireland: State Street Global Advisors Ireland Limited is regulated by the Central Bank of Ireland. Registered office address 78 Sir John

Rogerson’s Quay, Dublin 2. Registered number 145221. T: +353 (0)1 776 3000. F: +353 (0)1 776 3300. Italy: State Street Global Advisors Ireland Limited, Milan Branch (Sede Secondaria di Milano) is a branch of State Street Global Advisors Ireland Limited, registered in Ireland with company number 145221, authorized and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors Ireland Limited, Milan Branch (Sede Secondaria di Milano), is registered in Italy with company number 10495250960 - R.E.A. 2535585 and VAT number 10495250960and whose office is at Via dei Bossi, 4 - 20121 Milano, Italy. T: +39 02 32066 100. F: +39 02 32066 155. Japan: State Street Global Advisors (Japan) Co., Ltd., Toranomon Hills Mori Tower 25F 1-23-1 Toranomon, Minato-ku, Tokyo 105-6325 Japan, T: +81-3-4530-7380 Financial Instruments Business Operator, Kanto Local Financial Bureau (Kinsho #345) , Membership: Japan Investment Advisers Association, The Investment Trust Association, Japan, Japan Securities Dealers’ Association. Netherlands: State Street Global Advisors Netherlands, Apollo Building, 7th floor Herikerbergweg 29 1101 CN Amsterdam, Netherlands. Telephone: 31 20 7181701. SSGA Netherlands is a branch office of State Street Global Advisors Ireland Limited, registered in Ireland with company number 145221, authorized and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Singapore: State Street Global Advisors Singapore Limited, 168, Robinson Road, #33-01 Capital Tower, Singapore 068912 (Company Reg. No: 200002719D, regulated by the Monetary Authority of Singapore). Telephone: +65 6826 7555. F: +65 6826 7501. Switzerland: State Street Global Advisors AG, Beethovenstr. 19, CH-8027 Zurich. Authorized and regulated by the Eidgenössische Finanzmarktaufsicht (“FINMA”). Registered with the Register of Commerce Zurich CHE-105.078.458. T: +41 (0)44 245 70 00. Facsimile F: +41 (0)44 245 70 16. United Kingdom: State Street Global Advisors Limited. Authorized and regulated by the Financial Conduct Authority. Registered in England. Registered No. 2509928. VAT No. 5776591 81. Registered office: 20 Churchill Place, Canary Wharf, London, E14 5HJ. T: 020 3395 6000. F: 020 3395 6350. United States: State Street Global Advisors, One Iron Street, Boston MA 02210. T: +1 617 786 3000.

Investing involves risk including the risk of loss of principal.

The whole or any part of this work may not be reproduced, copied or transmitted or any of its contents disclosed to third parties without State Street Global Advisors’ express written consent.

State Street Global Advisors	B-50	© 2019 State Street Corporation. All Rights Reserved. ID15918 0319 Exp. Date: 03/31/2020

APPENDIX C

By virtue of GSO’s relationship as general partner or investment manager of funds, collateralized loan obligation vehicles, separately managed accounts, and registered funds (“Clients”), the Firm has proxy voting authority with respect to Client securities. When voting proxies on behalf of Clients, GSO’s overall objective is to vote proxies in the best interest of the Clients and, in so doing, to maximize the value of the investments made by the Clients taking into consideration the Clients’ investment horizons and other relevant factors.

This document sets forth GSO’s policies and procedures that are designed to meet these overall objectives. As described below, the Firm’s policies and procedures address the following areas:

•	The personnel responsible for monitoring corporate actions, deciding how to vote proxies and confirming that proxies are submitted in a timely manner;

•	The basis on which decisions are made regarding whether and how to vote proxies depending on the nature of the matter at issue;

•	The approach to addressing material conflicts of interest that may arise between GSO and the Clients when voting proxies and how the Firm resolves those conflicts in the best interest of the Clients;

•	The means by which the Clients and their investors may obtain information about proxy voting; and

•	The books and records that GSO retains in connection with proxy voting.

While GSO endeavors to follow these policies and procedures in all situations, special circumstances may arise from time to time that warrant a deviation. In addition, GSO will apply its proxy voting policies and procedures to votes cast with respect to publicly traded companies and, to the extent applicable, to analogous actions taken with respect to investments made in private companies.

General Procedures

i.	Monitoring Corporate Actions

The Clients that GSO manages generally make a limited number of investments in equity securities. When the Firm receives proxy voting materials (or similar voting/solicitation notices), they are initially transmitted by the company’s corporate secretary or transfer agent to the Employee who is designated to receive notices in the definitive documentation governing the relevant Client’s investment, if any (the “Proxy Recipient”). The Proxy Recipient must inform the Head of Middle Office and Operations (“Head of MOOG”) of such receipt and review the materials, determine which Client(s) hold the securities and confirm the number of securities with the Head Trader and the Head of MOOG. The Proxy Recipient will also consult the relevant Portfolio Manager(s) of each Client that holds the securities that are the subject of the proxy vote. The Proxy Recipient will monitor the voting deadline to confirm that the deadline for the response is met.

ii.	Determination of Voting Decisions

Decisions on how to vote a proxy generally are made by the relevant Portfolio Manager. The Portfolio Manager and the members of the investment team covering the applicable security often have the most intimate knowledge of both a company’s operations and the potential impact of a proxy vote’s outcome. Where appropriate, the Portfolio Manager or a member of the investment team may consult with the Chief Compliance Officer or Chief Legal Officer and the members of the applicable Investment Committee regarding decisions and completion of the proxy material. Decisions are based on a number of factors that may vary depending on a proxy’s subject matter, but are guided by the general policies described in this document. In addition, GSO may determine not to vote a proxy after consideration of the vote’s expected benefit to Clients and the cost of voting the proxy.1

iii.	Communication of Decision

After making a decision to vote a proxy and determining how to vote the proxy, the Portfolio Manager or a member of the investment team covering the security will then submit the vote. The Portfolio Manager or such investment team member will send completed copies of the proxy materials to the Proxy Recipient and the Head of MOOG. The procedures for voting proxies may vary, and can include electronic voting, forwarding voting instructions to the custodian or voting proxies forwarded by the custodian.

Providing Proxy Voting Information to Clients

GSO acknowledges that its investors have a right to information about how the Firm votes Client proxies, and GSO will make information available on request. The Firm also will make a copy of these policies and procedures available on request. When an investor makes a request about a particular vote, GSO usually will provide the following information: (1) the date of the vote; (2) a brief description of the matter voted on; (3) how (or whether) GSO cast the vote on the matter; and (4) any other reasonable information a limited partner might request. Proxy voting information and the procedure for obtaining such information is included in GSO’s Form ADV, which is available to each investor.

Books and Records

GSO must maintain the following additional records relating to proxy voting, which must be maintained by MOOG, or other applicable individual or group, as indicated, in an easily accessible place for five years from the end of the fiscal year during which the last entry was made on such record, the first two years of which in GSO’s offices.

•	A copy of these proxy voting policies and procedures (maintained by the GSO Legal Compliance Department);

•	A copy of each proxy statement received by GSO regarding Client securities;

[1]

In determining whether the cost of voting a proxy outweighs its expected benefit to Clients, the relevant Portfolio Manager may consider factors such as (1) the subject matter of the vote; (2) the additional length of time that GSO anticipates holding the investment; and (3) logistical issues associated with voting proxies for foreign companies.

•	A record of each vote cast by GSO on behalf of a Client;

•

A copy of all memoranda or similar documents created by GSO that were material to making a decision on the voting of Client securities or that memorialize the basis for that decision (maintained by relevant deal team members); and

•

A copy of each written request by an investor for information on how GSO voted proxies on behalf of a Client, and a copy of any written response by GSO to any request (written or oral) by an investor for information on how GSO voted proxies on behalf of the Client (maintained by the Investor Relations & Business Development group, “IRBD”).

GSO may satisfy the requirement to maintain copies of proxy statements received and a record of votes cast on behalf of the Clients by relying on third parties to make and retain, on behalf of GSO, a copy of such proxy statements and voting records, provided that GSO has obtained an undertaking from the third party to provide a copy of the proxy statements and voting records promptly upon request. GSO also may satisfy the requirement to maintain copies of proxy statements by relying on its ability to obtain a copy of a proxy statement from the SEC’s EDGAR system (to the extent that such proxy statements are available through the EDGAR system).

APPENDIX D

Standard & Poor’s, a division of S&P Global (“S&P”), Corporate Long-Term Issue Ratings:

AAA	An obligation rated ‘AAA’ has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA	An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

A	An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

BBB	An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

BB, B, CCC, CC, and C	Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB	An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

B	An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

CCC	An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC	An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

C	An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D	An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed exchange offer.

*	Ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

Moody’s Investors Service, Inc.’s (“Moody’s”) Long-Term Obligation Ratings:

Aaa Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B Obligations rated B are considered speculative and are subject to high credit risk.

Caa Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*

Note: For more information on long-term ratings assigned to obligations in default, please see the definition “Long-Term Credit Ratings for Defaulted or Impaired Securities” in the Other Definitions section of this publication.

*

By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Fitch Ratings Ltd.’s (“Fitch”) Corporate Finance Obligations – Long-Term Ratings:

AAA—‘AAA’ National Ratings denote the highest rating assigned by the agency in its National Rating scale for that country. This rating is assigned to issuers or obligations with the lowest expectation of default risk relative to all other issuers or obligations in the same country or monetary union.

AA—‘AA’ National Ratings denote expectations of a very low level of default risk relative to other issuers or obligations in the same country or monetary union. The default risk inherent differs only slightly from that of the country’s highest rated issuers or obligations.

A—‘A’ National Ratings denote expectations of a low level of default risk relative to other issuers or obligations in the same country or monetary union.

BBB—‘BBB’ National Ratings denote a moderate level of default risk relative to other issuers or obligations in the same country or monetary union.

BB—‘BB’ National Ratings denote an elevated default risk relative to other issuers or obligations in the same country or monetary union.

B—‘B’ National Ratings denote a significantly elevated level of default risk relative to other issuers or obligations in the same country or monetary union.

CCC—‘CCC’ National Ratings denote a very high level of default risk relative to other issuers or obligations in the same country or monetary union.

CC—‘CC’ National Ratings denote the level of default risk is among the highest relative to other issuers or obligations in the same country or monetary union.

C—A default or default-like process has begun, or the issuer is in standstill, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a ‘C’ category rating for an issuer include:

a. the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

b. the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation;

c. the formal announcement by the issuer or their agent of a distressed debt exchange; and

d. a closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent

RD—Restricted default. ‘RD’ ratings indicate an issuer that, in Fitch’s opinion, has experienced an uncured payment default on a bond, loan or other material financial obligation but that has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure and has not otherwise ceased business. This would include:

a. the selective payment default on a specific class or currency of debt;

b. the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

c. the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or

d. execution of a distressed debt exchange on one or more material financial obligations.

D—‘D’ National Ratings denote an issuer that has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure or that has otherwise ceased business.

S&P’s Short-Term Issue Credit Ratings:

A-1	A short-term obligation rated ‘A-1’ is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.

A-2	A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

A-3	A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

B	A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

C	A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

D	A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed exchange offer.

Moody’s Short-Term Obligation Ratings:

P-1 Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Fitch’s Short-Term Obligation Ratings:

F1—Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. Under the agency’s National Rating scale, this rating is assigned to the lowest default risk relative to others in the same country or monetary union. Where the liquidity profile is particularly strong, a “+” is added to the assigned rating.

F2—Indicates a good capacity for timely payment of financial commitments relative to other issuers or obligations in the same country or monetary union. However, the margin of safety is not as great as in the case of the higher ratings.

F3—Indicates an adequate capacity for timely payment of financial commitments relative to other issuers or obligations in the same country or monetary union.

B—Indicates an uncertain capacity for timely payment of financial commitments relative to other issuers or obligations in the same country or monetary union.

C—Indicates a highly uncertain capacity for timely payment of financial commitments relative to other issuers or obligations in the same country or monetary union.

RD—Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D—Indicates a broad-based default event for an entity, or the default of a short-term obligation.

Notes:

The ISO International Country Code is placed in parentheses immediately following the rating letters to indicate the identity of the National market within which the rating applies. For illustrative purposes, (xxx) has been used.

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